    As filed with the Securities and Exchange Commission on June 28, 2005.

                                            1933 Act Registration No. 333-14729
                                            1940 Act Registration No. 811-07755
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A


      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
      Pre-Effective Amendment No.                                     [_]
      Post-Effective Amendment No. 13                                 [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
      Amendment No. 17                                                [X]

                       (Check appropriate box or boxes)

                          Nuveen Multistate Trust II
              (Exact name of Registrant as Specified in Charter)

 333 West Wacker Drive, Chicago, Illinois       60606
(Address of Principal Executive Office)        (Zip Code)

      Registrant's Telephone Number, including Area Code: (312) 917-7700

               Jessica R. Droeger--Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                With a copy to:
                               Thomas S. Harman
                          Morgan, Lewis & Bockius LLP
                        1111 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):


             [X]Immediately upon
                filing pursuant to      [_]on (date) pursuant to
                paragraph (b)              paragraph (a)(1)
                                        [_]75 days after filing
                                           pursuant to paragraph
                                           (a)(2)
             [_]60 days after filing    [_]on (date) pursuant to
                pursuant to paragraph      paragraph (a)(2) of
                (a)(1)                     Rule 485.


If appropriate, check the following box:

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

--------------------------------------------------------------------------------

Nuveen Investments Municipal Bond Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS   JUNE 28, 2005

                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents


         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen California Municipal Bond Fund                       2
         Nuveen California Insured Municipal Bond Fund               4

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                       6
         What Securities We Invest In                                7
         How We Select Investments                                  10
         What the Risks Are                                         10
         How We Manage Risk                                         11


         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                12
         How to Reduce Your Sales Charge                            13
         How to Buy Shares                                          15
         Systematic Investing                                       16
         Systematic Withdrawal                                      17
         Special Services                                           17
         How to Sell Shares                                         18


         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         20
         Distribution and Service Plans                             21
         Net Asset Value                                            23
         Frequent Trading                                           23
         Fund Service Providers                                     24


         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       25


         Appendix  Additional State Information                     27

                                                                  June 28, 2005


Section 1  The Funds

                  Nuveen California Municipal Bond Fund
                  Nuveen California Insured Municipal Bond Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.


 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen California Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/



                                    [CHART]
Class A Annual Returns
----------------------
1995     17.5
1996      4.7
1997      8.4
1998      5.6
1999     -3.2
2000      9.5
2001      3.0
2002      6.8
2003      5.3
2004      5.7


Section 1  The Funds

During the ten years ended December 31, 2004, the highest and lowest quarterly returns were 7.09% and -2.40%, respectively, for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                Class Returns Before
                Taxes                     1 Year    5 Year   10 Year
                ------------------------------------------------------
                Class A (Offer)           1.33%     5.14%     5.76%
                Class B                   0.95%     5.10%     5.60%
                Class C                   5.19%     5.45%     5.59%
                Class R                   5.88%     6.24%     6.43%
                ------------------------------------------------------
                Class A (Offer) Returns:
                  After Taxes on
                    Distributions         1.32%     5.12%     5.72%
                  After Taxes on
                    Distributions and
                    Sale of Shares        2.44%     5.11%     5.68%
                ------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/ 4.48%     7.20%     7.06%
                Lipper California
                  Municipal Debt Funds
                  Index/3/                4.62%     6.75%     6.60%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 1.Class A, C and R total returns reflect actual performance for all periods;
   Class B total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/05 was -0.02%.


 2.The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


 3.The Lipper California Municipal Debt Funds Index returns represent the average annualized total returns for the 30 largest funds in the Lipper California Municipal Debt Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper California Municipal Debt Funds Index.


 Annual Fund Operating Expenses

Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .12%  .12%  .12% .12%
         Total Annual Fund Operating
         Expenses/12/                            .86% 1.61% 1.41% .66%




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  504 $  564 $  144 $ 67 $  504 $  164 $  144 $ 67
         3 Years    $  683 $  808 $  446 $211 $  683 $  508 $  446 $211
         5 Years    $  877 $  976 $  771 $368 $  877 $  876 $  771 $368
         10 Years   $1,436 $1,710 $1,691 $822 $1,436 $1,710 $1,691 $822



 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 5.Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."


 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."


 7.As a percentage of the lesser of purchase price or redemption proceeds.


 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.


11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


12.Nuveen Asset Management has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (excluding distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen California Insured Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases local, income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily purchases insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in California bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/



                                    [CHART]
Class A Annual Returns
----------------------
1995   18.8
1996    4.0
1997    7.9
1998    5.4
1999   -3.9
2000   12.9
2001    3.8
2002    8.4
2003    4.4
2004    3.8


Section 1  The Funds

During the ten years ended December 31, 2004, the highest and lowest quarterly returns were 7.93% and -2.60%, respectively, for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                Class Returns Before
                Taxes                     1 Year    5 Year   10 Year
                ------------------------------------------------------
                Class A (Offer)           -0.49%    5.69%     5.95%
                Class B                   -1.02%    5.64%     5.77%
                Class C                    3.24%    6.02%     5.79%
                Class R                    4.01%    6.81%     6.62%
                ------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          -0.49%    5.64%     5.91%
                 After Taxes on
                   Distributions and
                   Sale of Shares          1.17%    5.55%     5.82%
                ------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  4.48%    7.20%     7.06%
                Lipper Peer Group/3/       3.64%    6.54%     6.36%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


 1.Class A, C and R total returns reflect actual performance for all periods;
   Class B total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/05 was -0.58%.


 2.The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


 3.The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper California Insured Municipal Debt Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.



 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .10%  .10%  .11% .11%

         Total Annual Fund Operating
         Expenses--Gross+/12/                    .84% 1.59% 1.40% .65%



             +After Expense Reimbursements
             Expense Reimbursements          --    -- (.01)% (.01)%
             Total Annual Fund Operating
             Expenses--Net                 .84% 1.59%  1.39%   .64%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  502 $  562 $  143 $ 66 $  502 $  162 $  143 $ 66
         3 Years    $  677 $  802 $  443 $208 $  677 $  502 $  443 $208
         5 Years    $  866 $  966 $  766 $362 $  866 $  866 $  766 $362
         10 Years   $1,414 $1,688 $1,680 $810 $1,414 $1,688 $1,680 $810



 4.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 5.Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."


 6.Reduced Class A sales charges apply to purchases of $50,000 or more. See
   "How You Can Buy and Sell Shares."


 7.As a percentage of the lesser of purchase price or redemption proceeds.


 8.Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 9.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


10.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.


11.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


12.Nuveen Asset Management has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (excluding distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Asset Management ("NAM"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.


                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Founded in 1898, Nuveen and its affiliates had approximately $119 billion in assets under management, as of March 31, 2005. Nuveen is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



                       On March 25, 2005, Nuveen and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen. As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen's approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen, as well as the closing of the forward sale transactions later this year, Nuveen will emerge as a fully independent public company. The completion of the transactions for forward settlement could be deemed to be an "assignment" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the investment management agreement between each of the Nuveen Funds and NAM and (for certain of the funds) the investment sub-advisory agreement between NAM and each such fund's sub-adviser, which would result in the automatic termination of each agreement. The Board of Trustees of each fund has considered a new ongoing investment management agreement and, when applicable, investment sub-advisory agreement. The new ongoing agreements will be presented to each fund's shareholders for approval at the shareholders' meeting scheduled for July 26, 2005 and will take effect if approved. However, there can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell its remaining shares in Nuveen, or that necessary shareholder approvals will be obtained.


Section 2  How We Manage Your Money

                       There will be no change in the portfolio management of your fund or in its investment objectives or policies as a result of these transactions.

                       NAM is responsible for execution of specific investment strategies and day-to-day investment operations. NAM manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Scott R. Romans manages the California Municipal Bond Fund and the California Insured Municipal Bond Fund. Mr. Romans has been co-manager for the California Fund since January 2003 and manager since September 2003. Mr. Romans has been the manager of the California Insured Municipal Bond Fund since May 2005. He is a Vice President, formerly, Assistant Vice President and Portfolio Manager of NAM (since 2003), formerly, Senior Analyst (since 2000); prior thereto, he attended the University of Chicago, receiving his Ph.D. in 2000. Currently, he manages 29 Nuveen-sponsored investment companies.



                       Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the funds is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at http://www.nuveen.com/MF/resources/eReports.aspx.


                       For the most recent fiscal year, the funds paid the following management fees to NAM as a percentage of net assets:


               Nuveen California Municipal Bond Fund         .54%
               Nuveen California Insured Municipal Bond Fund .54%



                                                 [GRAPHIC]

                                     What Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       California and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate

                                            Section 2  How We Manage Your Money
                       levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, NAM takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, NAM evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance

                       The California Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the California Insured Fund will invest at least 80% of its assets in insured municipal bonds. As a non-fundamental policy, the California Insured Fund will maintain at least 80% of its net assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated Aaa or AAA at the time of purchase or at the time the bond is insured while in the portfolio. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.


                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Potential insurers under master portfolio insurance policies currently include, but are not limited to, MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., Financial Guaranty Insurance Company, XL Capital Assurance and Radian Asset Insurance. The fund's investment adviser may obtain master policies


Section 2  How We Manage Your Money
                       from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's, Standard & Poor's or Fitch. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

                       The California Insured Fund can invest up to 20% of its net assets in bonds insured by insurers whose claims-paying ability is rated below AAA or in uninsured municipal bonds that are rated investment grade or are non-rated but judged to be investment grade by NAM. Certain such bonds may be backed by an escrow containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. government-backed securities.

                       Short-Term Investments

                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not be able to achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

                       Portfolio Holdings


                       A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website--www.nuveen.com--by clicking the "Individual Investors--Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 2-5 business days following the end of each most recent month. This information will remain available on the website until the funds file with the SEC their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.



                                            Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                         How We Select Investments

                       NAM selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NAM is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from California, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

Section 2  How We Manage Your Money

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                                            How We Manage Risk

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within California as well as across different industry sectors. The California Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                        . 25% in any one industry such as electric utilities or health care.

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of its assets).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in NAM's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.

                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.



                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                               Authorized Dealer
                                  Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                Public Offering Price Net Amount Invested  Public Offering Price
Less than $50,000                         4.20%                4.38%                 3.70%
$50,000 but less than $100,000            4.00%                4.18%                 3.50%
$100,000 but less than $250,000           3.50%                3.63%                 3.00%
$250,000 but less than $500,000           2.50%                2.56%                 2.00%
$500,000 but less than $1,000,000         2.00%                2.04%                 1.50%
$1,000,000 and over                         --/1/                --                  1.00%/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a Contingent Deferred Sales Charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                 5%  4%  4%  3%  2%  1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                                 [GRAPHIC]

                                    How to Reduce Your Sales Charge


                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions


                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.


                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.


                                     Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).


                       Class A Sales Charge Waivers


                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:



                        .  Purchases of $1,000,000 or More.



                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.



                        . Certain Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.



                        . Certain Employees and Affiliates of Nuveen. Purchases by officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).



                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.



                        . Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.



                        . Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                        . Reinvestment of Redemption Proceeds. Purchases when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.


                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:


                        . Certain trustees, directors, employees, and affiliates of Nuveen.


                        .  Certain authorized dealer personnel.

                        .  Certain bank or broker-affiliated trust departments.

                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions

Section 3  How You Can Buy and Sell Shares
                       and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.


                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                                     Section 3  How You Can Buy and Sell Shares

                       On-line


                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds' website. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process.



                       By Telephone


                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Investment Minimums


                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs and individual retirement accounts as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                       [Chart showing effects of systematic investing and
                                       dividend reinvestment]


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                                     Section 3  How You Can Buy and Sell Shares

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "General Information--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.


Section 3  How You Can Buy and Sell Shares

                       By Telephone


                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                       On-line



                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                   Dividends, Distributions and Taxes

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in each fund's net asset value. This policy is designed to result in the distribution of substantially all of the funds' net income over time.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest in municipal bonds from California, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and California personal income tax. All or a portion of these dividends, however, may be subject to the federal AMT.

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the funds may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.


                       Please note that if you do not furnish the funds with your correct social security number or employer identification number, you fail to provide certain certifications to the funds, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the funds to withhold, federal law requires the funds to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields

                                     To Equal a Tax-Free Yield of:
                                     3.00%          4.00%    5.00%    6.00%
                      Tax Bracket:   A Taxable Investment Would Need to Yield:
                    ----------------------------------------------------------
                      25%            4.00%          5.33%    6.67%    8.00%
                      28%            4.17%          5.56%    6.94%    8.33%
                      33%            4.48%          5.97%    7.46%    8.96%
                      35%            4.62%          6.15%    7.69%    9.23%

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                                      Distribution and Service Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance

                                                 Section 4  General Information
                       with Rule 12b-1 under the 1940 Act. (See "How You Can Buy and Sell Shares--What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm, and with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2004, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.


                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

Section 4  General Information

                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of fixed income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available the pricing service establishes fair market value based on various factors including prices of comparable fixed income securities.


                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV, a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the Statement of Additional Information for details.


                                                 [GRAPHIC]

                                          Frequent Trading

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.




                       The funds' Frequent Trading Policy generally limits an investor to four "round trip" trades in a 12-month period or to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being by a Frequent Trader (defined below)


                                                 Section 4  General Information
                       may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the size, pattern or other characteristics of their trading activity) who do not abide by special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.



                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity.



                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.






                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds' Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares - Frequent Trading Policy" in the Statement of Additional Information.



                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal years ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations.


Nuveen California Municipal Bond Fund



Class
(Commencement                               Investment Operations         Less Distributions
Date)                                    ---------------------------- --------------------------                    --------


                                                           Net
                                                     Realized/                                    Ending              Ending
                               Beginning        Net Unrealized               Net                     Net                 Net
                               Net Asset Investment       Gain        Investment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value  Income(a)     (Loss)  Total     Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2005                             $10.52       $.48      $(.08) $ .40      $(.47)   $  --  $(.47) $10.45      4.02% $ 69,151
 2004                              10.30        .49        .22    .71       (.49)      --   (.49)  10.52      7.08    58,671
 2003                              10.25        .50        .06    .56       (.51)      --   (.51)  10.30      5.67    53,441
 2002                              10.42        .53       (.15)   .38       (.53)    (.02)  (.55)  10.25      3.82    53,078
 2001                              10.01        .57        .41    .98       (.57)      --   (.57)  10.42      9.99    52,540

Class B (3/97)
 2005                              10.51        .40       (.07)   .33       (.40)      --   (.40)  10.44      3.24    16,258
 2004                              10.29        .41        .22    .63       (.41)      --   (.41)  10.51      6.30    17,139
 2003                              10.24        .43        .06    .49       (.44)      --   (.44)  10.29      4.88    18,431
 2002                              10.41        .45       (.15)   .30       (.45)    (.02)  (.47)  10.24      3.04    15,012
 2001                              10.00        .49        .41    .90       (.49)      --   (.49)  10.41      9.23    14,825

Class C (9/94)
 2005                              10.50        .42       (.07)   .35       (.42)      --   (.42)  10.43      3.49    19,165
 2004                              10.29        .43        .21    .64       (.43)      --   (.43)  10.50      6.42    18,341
 2003                              10.25        .45        .05    .50       (.46)      --   (.46)  10.29      5.02    17,320
 2002                              10.42        .47       (.14)   .33       (.48)    (.02)  (.50)  10.25      3.28    14,918
 2001                              10.01        .51        .41    .92       (.51)      --   (.51)  10.42      9.42    14,077

Class R (7/86)
 2005                              10.52        .50       (.07)   .43       (.50)      --   (.50)  10.45      4.26   164,422
 2004                              10.31        .51        .21    .72       (.51)      --   (.51)  10.52      7.22   172,001
 2003                              10.26        .52        .07    .59       (.54)      --   (.54)  10.31      5.92   176,687
 2002                              10.43        .55       (.15)   .40       (.55)    (.02)  (.57)  10.26      4.06   180,205
 2001                              10.02        .59        .41   1.00       (.59)      --   (.59)  10.43     10.23   187,532
-----------------------------------------------------------------------------------------------------------------------------


Class
(Commencement                   Ratios/Supplemental Data
Date)                          ---------------------------------
                                            Ratio of
                                Ratio of         Net
                                Expenses  Investment
                                      to   Income to
                                 Average     Average  Portfolio
                                     Net         Net   Turnover
Year Ended February 28/29,     Assets(c)   Assets(c)       Rate
----------------------------------------------------------------

Class A (9/94)
 2005                                .86%       4.62%        16%
 2004                                .88        4.74         28
 2003                                .89        4.91         25
 2002                                .88        5.15          6
 2001                                .88        5.52         39

Class B (3/97)
 2005                               1.61        3.87         16
 2004                               1.63        3.99         28
 2003                               1.64        4.16         25
 2002                               1.63        4.41          6
 2001                               1.63        4.77         39

Class C (9/94)
 2005                               1.41        4.07         16
 2004                               1.43        4.19         28
 2003                               1.44        4.37         25
 2002                               1.43        4.60          6
 2001                               1.43        4.97         39

Class R (7/86)
 2005                                .66        4.82         16
 2004                                .68        4.94         28
 2003                                .69        5.12         25
 2002                                .68        5.35          6
 2001                                .68        5.72         39
----------------------------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable.


                                                Section 5  Financial Highlights

Nuveen California Insured Municipal Bond Fund



Class
(Commencement                               Investment Operations         Less Distributions
Date)                                    ---------------------------- --------------------------                    --------


                                                           Net
                                                     Realized/                                    Ending              Ending
                               Beginning        Net Unrealized               Net                     Net                 Net
                               Net Asset Investment       Gain        Investment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value  Income(a)     (Loss)  Total     Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2005                             $11.19       $.46      $(.26) $ .20      $(.47)   $(.01) $(.48) $10.91      1.88% $ 81,346
 2004                              11.06        .48        .15    .63       (.48)    (.02)  (.50)  11.19      5.84    83,966
 2003                              10.92        .49        .23    .72       (.50)    (.08)  (.58)  11.06      6.73    77,312
 2002                              10.85        .51        .12    .63       (.52)    (.04)  (.56)  10.92      5.90    70,068
 2001                              10.19        .52        .67   1.19       (.53)      --   (.53)  10.85     11.98    63,775

Class B (3/97)
 2005                              11.20        .38       (.26)   .12       (.39)    (.01)  (.40)  10.92      1.10    18,560
 2004                              11.07        .40        .15    .55       (.40)    (.02)  (.42)  11.20      5.04    21,346
 2003                              10.94        .41        .21    .62       (.41)    (.08)  (.49)  11.07      5.82    21,602
 2002                              10.86        .43        .12    .55       (.43)    (.04)  (.47)  10.94      5.18    18,985
 2001                              10.20        .45        .66   1.11       (.45)      --   (.45)  10.86     11.14    13,487

Class C (9/94)
 2005                              11.12        .40       (.25)   .15       (.41)    (.01)  (.42)  10.85      1.37    12,952
 2004                              10.99        .42        .14    .56       (.41)    (.02)  (.43)  11.12      5.25    13,751
 2003                              10.86        .43        .21    .64       (.43)    (.08)  (.51)  10.99      6.04    13,082
 2002                              10.78        .44        .13    .57       (.45)    (.04)  (.49)  10.86      5.42    11,794
 2001                              10.13        .46        .66   1.12       (.47)      --   (.47)  10.78     11.32     7,489

Class R (7/86)
 2005                              11.19        .49       (.27)   .22       (.49)    (.01)  (.50)  10.91      2.05   146,949
 2004                              11.05        .50        .16    .66       (.50)    (.02)  (.52)  11.19      6.11   154,110
 2003                              10.91        .51        .22    .73       (.51)    (.08)  (.59)  11.05      6.91   160,678
 2002                              10.84        .53        .11    .64       (.53)    (.04)  (.57)  10.91      6.08   162,649
 2001                              10.18        .54        .67   1.21       (.55)      --   (.55)  10.84     12.18   162,081
-----------------------------------------------------------------------------------------------------------------------------


Class
(Commencement                   Ratios/Supplemental Data
Date)                          ---------------------------------
                                            Ratio of
                                Ratio of         Net
                                Expenses  Investment
                                      to   Income to
                                 Average     Average  Portfolio
                                     Net         Net   Turnover
Year Ended February 28/29,     Assets(c)    Asset(c)       Rate
----------------------------------------------------------------

Class A (9/94)
 2005                                .84%       4.25%        22%
 2004                                .86        4.38         14
 2003                                .86        4.47         25
 2002                                .87        4.64         40
 2001                                .88        4.97         16

Class B (3/97)
 2005                               1.59        3.50         22
 2004                               1.61        3.63         14
 2003                               1.61        3.72         25
 2002                               1.62        3.89         40
 2001                               1.63        4.22         16

Class C (9/94)
 2005                               1.40        3.70         22
 2004                               1.41        3.83         14
 2003                               1.41        3.93         25
 2002                               1.42        4.10         40
 2001                               1.43        4.42         16

Class R (7/86)
 2005                                .65        4.45         22
 2004                                .66        4.58         14
 2003                                .66        4.67         25
 2002                                .67        4.84         40
 2001                                .68        5.18         16
----------------------------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .84%, 1.59%, 1.39% and .64% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 4.26%, 3.51%, 3.71% and 4.46% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Appendix  Additional State Information


                       Because the funds primarily purchase municipal bonds from California, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.




                       California



                       California's economy has been strengthening along with the national economy and job growth in the State has slightly exceeded the nation's pace on a relative basis over the last year, a change from the prior few years when California job growth slightly under-performed the nation's. In April 2005, California added 20,400 jobs--non-farm payroll employment was up 247,600 since April 2004, a 1.7% increase. The unemployment rate in the State was 5.4% in April 2005, down from 6.4% in April 2004. The nation's unemployment rate in April 2005 was 5.2%.



                       Other economic indicators, such as personal income growth, are slightly stronger statewide than at the national level. California personal income growth was 6.8% in the fourth quarter of 2004 compared to the fourth quarter of 2003. Personal income growth has consistently outpaced that of the nation since the second quarter of 2002. The State's budget situation benefits from this growth, since personal income taxes represent approximately 48% of general fund revenues. Per capita income was $35,019 in 2004 compared to the national average of $32,937.



                       The State's governor, Arnold Schwarzenegger, successfully campaigned to have the State's legislature and voters approve a $15 billion Economic Recovery Bond package to restructure the State's burdensome short-term note and warrant obligations into longer-term debt. These bonds were issued in May 2004. This has significantly reduced much of the short-term cash flow stress that existed and has allowed the Governor to focus on the State's longer-term challenge, its structural budget deficit.



                       Governor Schwarzenegger's proposed fiscal year 2006 budget, which begins July 1, 2005, is intended to reduce the projected $9 billion structural deficit. According to the State's non-partisan Legislative Analyst's Office, there is still projected to be a $5 billion structural gap in fiscal year 2006 if the Governor's budget is passed by the Legislature without changes.



                       The Legislature is proposing its own budget, which calls for more spending that is paid for by tax increases. The Governor has stated that he is opposed to tax increases. A final budget will likely not be passed by the Legislature and signed by the Governor until July at the earliest.



                       Due to the State's improved balance sheet liquidity, a strengthening economy, and a slightly better budget outlook, Moody's upgraded California's credit rating on May 21, 2004 to A3 from Baa1 and maintains a positive outlook. Standard & Poor's raised the State's rating to A/stable from BBB/positive on August 24, 2004. Fitch raised the rating to A-/stable from BBB+/stable on September 8, 2004.


                                                                       Appendix

                       These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that California will maintain its current credit ratings.

                       The taxing authority of California's governmental entities is limited due to the adoption of Proposition 13 and other amendments to the California Constitution. Proposition 13, adopted by voters in 1978, limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Because the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition, the amount of tax on similarly situated properties varies widely. The state and local governments are also subject to annual "appropriations limits" imposed by Article XIIIB of the California Constitution, which limits the state and local governments from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits that are adjusted annually to reflect changes in cost of living and population. Revenues in excess of the limitations are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions; the State must refund 50% of any excess, with the other 50% paid to schools and community colleges. A 1986 initiative statute called Proposition 62 requires either a majority or two-thirds voter approval for any increase in general or special taxes. Court decisions had struck down most of Proposition 62, but the California Supreme Court upheld its constitutionality in September 1995. Many aspects of the decision, such as whether it applies retroactively, remain unclear, but its future effect will be to further limit the fiscal flexibility of many local governments.

                       The complex and ambiguous nature of the foregoing limitations makes it impossible to determine fully their impact on California municipal bonds or the ability of the state and local governments to pay debt service on California municipal bonds.

                       On November 5, 1996, California voters approved Proposition 218, which added Articles XIIIC and XIIID to the California Constitution, imposing certain vote requirements and other limitations on the imposition of new or increased and in some cases existing taxes, assessments, and property-related fees and charges. Proposition 218 also extends the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. This extension of the initiative power is not limited to taxes imposed on or after the effective date of Proposition 218 and could result in the retroactive repeal or reduction in any existing taxes, assessments, fees or charges. If such a repeal or reduction occurs in a particular California entity, the financial condition of that entity may be adversely impacted and rating downgrades and/or defaults may result. Additionally, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees or charges. In some cases, this loss of flexibility may be and, in fact, has been cited as the reason for rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. In addition, at this time it is not clear exactly how a court will interpret Proposition 218.

                       Tax Treatment


                       The funds' regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on California municipal obligations or on certain U.S. government obligations that are


Appendix
                       exempt from state taxation under federal law. You will be subject to California personal income taxes, however, to the extent the funds distribute any taxable income or realized capital gains or if you sell or exchange shares of the funds and realize capital gain on the transaction.


                       The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

                                                                       Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund


Nuveen NWQ Value Opportunities Fund


Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund


Global/International


Nuveen NWQ Global Value Fund

Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond
National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
State Funds

                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you; including the codes of ethics adopted by the funds, Nuveen, and NAM. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information, annual and semi-annual reports are available, free of charge, by calling Nuveen at (800) 257-8787, on the funds' website at www.nuveen.com, or through your financial advisor.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.


The funds are series of Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.


1. Long-term and insured long-term portfolios.

[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com

                                                                MPR-CA-0605D NA

Nuveen Investments Municipal Bond Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS   JUNE 28, 2005

                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


[LOGO] Investment Strategy


[LOGO] Risks


[LOGO] Fees, Charges
       and Expenses


[LOGO] Shareholder
       Instructions


[LOGO] Performance and
       Current Portfolio
       Information

Table of Contents

         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen Connecticut Municipal Bond Fund                      2
         Nuveen New Jersey Municipal Bond Fund                       4
         Nuveen New York Municipal Bond Fund                         6
         Nuveen New York Insured Municipal Bond Fund                 8

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                      10
         What Securities We Invest In                               11
         How We Select Investments                                  14
         What the Risks Are                                         14
         How We Manage Risk                                         15

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                16
         How to Reduce Your Sales Charge                            17
         How to Buy Shares                                          19
         Systematic Investing                                       20
         Systematic Withdrawal                                      21
         Special Services                                           21
         How to Sell Shares                                         22

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         24
         Distribution and Service Plans                             25
         Net Asset Value                                            26
         Frequent Trading                                           27
         Fund Service Providers                                     28

         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       29

         Appendix  Additional State Information                     33

                                                                  June 28, 2005


Section 1  The Funds

                       Nuveen Connecticut Municipal Bond Fund
                       Nuveen New Jersey Municipal Bond Fund
                       Nuveen New York Municipal Bond Fund
                       Nuveen New York Insured Municipal Bond Fund

                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Connecticut Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Connecticut bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                                    [CHART]

Class A Annual Returns
----------------------
1995    16.6
1996     4.2
1997     8.8
1998     5.8
1999    -3.8
2000    10.5
2001     5.6
2002     8.7
2003     5.2
2004     4.6

Section 1  The Funds

During the ten years ended December 31, 2004, the highest and lowest quarterly returns were 6.70% and -2.64%, respectively, for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                Class Returns Before
                Taxes                     1 Year    5 Year   10 Year
                ------------------------------------------------------
                Class A (Offer)            0.12%    5.96%     6.04%
                Class B                   -0.24%    5.95%     5.90%
                Class C                    3.98%    6.31%     5.91%
                Class R                    4.72%    7.10%     6.69%
                ------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           0.09%    5.93%     6.02%
                 After Taxes on
                   Distributions and
                   Sale of Shares          1.72%    5.83%     5.95%
                ------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  4.48%    7.20%     7.06%
                Lipper Peer Group/3/       3.41%    6.31%     6.27%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


 Shareholder Transaction Expenses/4/



Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A and C total returns reflect actual performance for all periods; Class B and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/05 was -0.24%.


 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper Connecticut Municipal Debt Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.



 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .09%  .09%  .09% .09%
         Total Annual Fund Operating
         Expenses                                .83% 1.58% 1.38% .63%




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  501 $  561 $  140 $ 64 $  501 $  161 $  140 $ 64
         3 Years    $  674 $  799 $  437 $202 $  674 $  499 $  437 $202
         5 Years    $  861 $  960 $  755 $351 $  861 $  860 $  755 $351
         10 Years   $1,402 $1,677 $1,657 $786 $1,402 $1,677 $1,657 $786


 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."


 7. As a percentage of the lesser of purchase price or redemption proceeds.


 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New Jersey Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New Jersey bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                                    [CHART]

Class A Annual Returns
----------------------

1995    14.9
1996     3.6
1997     8.9
1998     5.4
1999    -3.7
2000    12.0
2001     4.7
2002     8.1
2003     4.7
2004     4.3

Section 1  The Funds

During the ten years ended December 31, 2004, the highest and lowest quarterly returns were 5.55% and -2.72%, respectively, for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                Class Returns Before
                Taxes                     1 Year    5 Year   10 Year
                ------------------------------------------------------
                Class A (Offer)           -0.01%    5.81%     5.73%
                Class B                   -0.47%    5.79%     5.56%
                Class C                    3.77%    6.16%     5.56%
                Class R                    4.61%    6.95%     6.40%
                ------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          -0.01%    5.81%     5.73%
                 After Taxes on
                   Distributions and Sale
                   of Shares               1.44%    5.64%     5.63%
                ------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  4.48%    7.20%     7.06%
                Lipper New Jersey
                  Municipal Debt Funds
                  Index/3/                 3.57%    6.49%     6.07%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A, C and R total returns reflect actual performance for all periods; Class B total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/05 was 0.31%.


 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.




 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .54%  .54%  .54% .54%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .14%  .14%  .14% .14%
         Total Annual Fund Operating
         Expenses--Gross+                        .88% 1.63% 1.43% .68%



           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                  .87%  1.62%  1.42%   .67%




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  506 $  566 $  146 $ 69 $  506 $  166 $  146 $ 69
         3 Years    $  689 $  814 $  452 $218 $  689 $  514 $  452 $218
         5 Years    $  887 $  987 $  782 $379 $  887 $  887 $  782 $379
         10 Years   $1,459 $1,732 $1,713 $847 $1,459 $1,732 $1,713 $847


 3. The Lipper New Jersey Municipal Debt Funds Index returns represent the average annualized total returns for the 10 largest funds in the Lipper New Jersey Municipal Debt Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper New Jersey Municipal Debt Funds Index.


 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."


 7. As a percentage of the lesser of purchase price or redemption proceeds.


 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.



                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New York Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                                    [CHART]

Class A Annual Returns
----------------------
1995    17.6
1996     4.0
1997     9.3
1998     6.4
1999    -3.0
2000    11.3
2001     3.8
2002     9.1
2003     5.9
2004     4.7

Section 1  The Funds

During the ten years ended December 31, 2004, the highest and lowest quarterly returns were 7.07% and -2.67%, respectively, for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                Class Returns Before
                Taxes                      1 Year   5 Year   10 Year
                ------------------------------------------------------
                Class A (Offer)            0.25%    6.00%     6.32%
                Class B                   -0.10%    5.96%     6.16%
                Class C                    4.12%    6.31%     6.18%
                Class R                    4.87%    7.12%     7.00%
                ------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions           0.25%    5.94%     6.28%
                 After Taxes on
                   Distributions and
                   Sale of Shares          1.73%    5.85%     6.18%
                ------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  4.48%    7.20%     7.06%
                Lipper New York
                  Municipal Debt Funds
                  Index/3/                 3.57%    6.69%     6.25%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A, C and R total returns reflect actual performance for all periods; Class B total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/05 was -0.08%.


 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.




 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .53%  .53%  .53% .53%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .13%  .13%  .13% .13%
         Total Annual Fund Operating
         Expenses--Gross+/12/                    .86% 1.61% 1.41% .66%



           +After Expense Reimbursements
           Expense Reimbursements        (.01%) (.01%) (.01%) (.01%)
           Total Annual Fund Operating
           Expenses--Net                  .85%  1.60%  1.40%   .65%




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  504 $  564 $  144 $ 67 $  504 $  164 $  144 $ 67
         3 Years    $  683 $  808 $  446 $211 $  683 $  508 $  446 $211
         5 Years    $  877 $  976 $  771 $368 $  877 $  876 $  771 $368
         10 Years   $1,436 $1,710 $1,691 $822 $1,436 $1,710 $1,691 $822



 3. The Lipper New York Municipal Debt Funds Index returns represent the average annualized total returns for the 30 largest funds in the Lipper New York Municipal Debt Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper New York Municipal Debt Funds Index.


 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."


 7. As a percentage of the lesser of purchase price or redemption proceeds.


 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


12. Nuveen Asset Management has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (excluding distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen New York Insured Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]

                                    Attention Symbol
What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New York bonds. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/

                                    [CHART]

Class A Annual Returns
----------------------
1995    17.2
1996     3.2
1997     7.3
1998     5.4
1999    -2.8
2000    11.0
2001     3.8
2002    10.1
2003     5.5
2004     4.1

Section 1  The Funds

During the ten years ended December 31, 2004, the highest and lowest quarterly returns were 6.87% and -2.53%, respectively, for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                Class Returns Before
                Taxes                     1 Year    5 Year   10 Year
                ------------------------------------------------------
                Class A (Offer)           -0.19%    5.95%     5.91%
                Class B                   -0.55%    5.91%     5.73%
                Class C                    3.65%    6.29%     5.76%
                Class R                    4.40%    7.08%     6.59%
                ------------------------------------------------------
                Class A (Offer) Returns:
                 After Taxes on
                   Distributions          -0.28%    5.85%     5.84%
                 After Taxes on
                   Distributions and Sale
                   of Shares               1.51%    5.76%     5.77%
                ------------------------------------------------------
                Lehman Brothers
                  Municipal Bond Index/2/  4.48%    7.20%     7.06%
                Lipper Peer Group/3/       3.46%    6.38%     6.26%


What Are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None

 1. Class A, C and R total returns reflect actual performance for all periods; Class B total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/05 was -0.49%.


 2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


 3. The Lipper Peer Group returns represent the average annualized total returns for all reporting funds in the Lipper New York Insured Municipal Debt Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Peer Group.



 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C    R
         -------------------------------------------------------------
         Management Fees                         .53%  .53%  .53% .53%
         12b-1 Distribution and Service Fees/11/ .20%  .95%  .75%   --
         Other Expenses                          .12%  .12%  .12% .12%
         Total Annual Fund Operating
         Expenses/12/                            .85% 1.60% 1.40% .65%




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.



                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  503 $  563 $  143 $ 66 $  503 $  163 $  143 $ 66
         3 Years    $  680 $  805 $  443 $208 $  680 $  505 $  443 $208
         5 Years    $  872 $  971 $  766 $362 $  872 $  871 $  766 $362
         10 Years   $1,425 $1,699 $1,680 $810 $1,425 $1,699 $1,680 $810



 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."


 7. As a percentage of the lesser of purchase price or redemption proceeds.


 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


12. Nuveen Asset Management has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (excluding distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Asset Management ("NAM"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.


                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Founded in 1898, Nuveen and its affiliates had approximately $119 billion in assets under management, as of March 31, 2005. Nuveen is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



                       On March 25, 2005, Nuveen and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen. As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen's approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen, as well as the closing of the forward sale transactions later this year, Nuveen will emerge as a fully independent public company. The completion of the transactions for forward settlement could be deemed to be an "assignment" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the investment management agreement between each of the Nuveen Funds and NAM and (for certain of the funds) the investment sub-advisory agreement between NAM and each such fund's sub-adviser, which would result in the automatic termination of each agreement. The Board of Trustees of each fund has considered a new ongoing investment management agreement and, when applicable, investment sub-advisory agreement. The new ongoing agreements will be presented to each fund's shareholders for approval at the shareholders' meeting scheduled for July 26, 2005 and will take effect if approved. However, there can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell its remaining shares in Nuveen, or that necessary shareholder approvals will be obtained.


Section 2  How We Manage Your Money

                       There will be no change in the portfolio management of your fund or in its investment objectives or policies as a result of these transactions.

                       NAM is responsible for execution of specific investment strategies and day-to-day investment operations. NAM manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Paul L. Brennan has been the portfolio manager for the Connecticut Municipal Bond, New York Municipal Bond and New York Insured Municipal Bond Funds since 1999 and the New Jersey Municipal Bond Fund since 2003. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became a Vice President of NAM in 2002. Mr. Brennan is a CFA charterholder and currently manages investments for 42 Nuveen-sponsored investment companies.



                       Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the funds is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at http://www.nuveen.com/MF/resources/eReports.aspx.


                       For the most recent fiscal year, the funds paid the following management fees to NAM as a percentage of net assets:


                Nuveen Connecticut Municipal Bond Fund      .54%
                Nuveen New Jersey Municipal Bond Fund       .54%
                Nuveen New York Municipal Bond Fund         .53%
                Nuveen New York Insured Municipal Bond Fund .53%


                                                 [GRAPHIC]

                                     What Securities We Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and (for the New York funds) local income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                                            Section 2  How We Manage Your Money

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, NAM takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, NAM evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance

                       The New York Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the New York Insured Fund will invest at least 80% of its assets in insured municipal bonds. As a non-fundamental policy, the New York Insured Fund will maintain at least 80% of its net assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated Aaa or AAA at the time of purchase or at the time the bond is insured while in the portfolio. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.

Section 2  How We Manage Your Money

                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Potential insurers under master portfolio insurance policies currently include, but are not limited to, MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., Financial Guaranty Insurance Company, XL Capital Assurance and Radian Asset Insurance. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's, Standard & Poor's or Fitch. Insurers are responsible for making their own assessment of the insurability of a municipal bond.


                       The New York Insured Fund can invest up to 20% of its net assets in bonds insured by insurers whose claims-paying ability is rated below AAA or in uninsured municipal bonds that are rated investment grade or are non-rated but judged to be investment grade by NAM. Certain such bonds may be backed by an escrow containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. government-backed securities.

                       Short-Term Investments


                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.


                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed- delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

                       Portfolio Holdings

                       A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website--www.nuveen.com--by clicking the "Individual Investors--Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following

                                            Section 2  How We Manage Your Money
                       these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 2-5 business days following the end of each most recent month. This information will remain available on the website until the funds file with the SEC their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.



                                                 [GRAPHIC]

                                         How We Select Investments

                       NAM selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NAM is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

Section 2  How We Manage Your Money

                       State concentration risk: Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Connecticut and New Jersey Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the New York Funds, which are diversified funds.

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


              [LOGO]

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within a state as well as across different industry sectors. The New York Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. For example, each fund may not have more than 25% in any one industry such as electric utilities or health care.

                       As diversified funds, the New York and New York Insured Funds also may not have more than:

                        . 5% in securities of any one issuer (except U.S. government securities or for 25% of their assets).

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in NAM's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.

                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.



                                                 [GRAPHIC]

                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                  Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                            4.20%               4.38%                3.70%
 $50,000 but less than $100,000               4.00                4.18                 3.50
 $100,000 but less than $250,000              3.50                3.63                 3.00
 $250,000 but less than $500,000              2.50                2.56                 2.00
 $500,000 but less than $1,000,000            2.00                2.04                 1.50
 $1,000,000 and over                         --/1/                  --                 1.00/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC, based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

           Years Since Purchase 0-1  1-2  2-3  3-4  4-5  5-6  Over 6
            CDSC                  5%   4%   4%   3%   2%   1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.


                                              [GRAPHIC]

                                  How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions

                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed.

                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases

                                     Section 3  How You Can Buy and Sell Shares
                       by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).


                       Class A Sales Charge Waivers


                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:



                        .  Purchases of $1,000,000 or More.



                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.



                        . Certain Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.



                        . Certain Employees and Affiliates of Nuveen. Purchases by officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).



                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.



                        . Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.



                        . Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                        . Reinvestment of Redemption Proceeds. Purchases when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.


                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:


                        . Certain trustees, directors, employees, and affiliates of Nuveen.


                        .  Certain authorized dealer personnel.

                        .  Certain bank or broker-affiliated trust departments.

                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's

Section 3  How You Can Buy and Sell Shares
                       website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.


                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                                             How To Buy Shares

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an on-going basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       On-line

                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically

                                     Section 3  How You Can Buy and Sell Shares
                       registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds' website. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process.



                       By Telephone


                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Investment Minimums


                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs and individual retirement accounts as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.



                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on

Section 3  How You Can Buy and Sell Shares
                       your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                       [Chart showing effects of systematic investing and
                                        dividend reinvestment]


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.


                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "General Information--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                                     Section 3  How You Can Buy and Sell Shares

                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                                 [GRAPHIC]

                                            How to Sell Shares

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone


                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.
                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                       On-line



                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                  Dividends, Distributions and Taxes

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in the fund's net asset value. This policy is designed to result in the distribution of substantially all of the fund's net income over time.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal, state and (for the New York Funds) local income tax. All or a portion of these dividends, however, may be subject to the federal AMT.

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

Section 4  General Information

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the funds may affect the taxation of your benefits.

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.


                       Please note that if you do not furnish the funds with your correct social security number or employer identification number, you fail to provide certain certifications to the funds, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the funds to withhold, federal law requires the funds to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax- free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields

                                   To Equal a Tax-Free Yield of:
                                   3.00%          4.00%    5.00%    6.00%
                      Tax Bracket: A Taxable Investment Would Need to Yield:
                      ------------------------------------------------------
                        25%        4.00%          5.33%    6.67%    8.00%
                        28%        4.17%          5.56%    6.94%    8.33%
                        33%        4.48%          5.97%    7.46%    8.96%
                        35%        4.62%          6.15%    7.69%    9.23%

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.


                                                 [GRAPHIC]

                                    Distribution and Service Plans

                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance

                                                 Section 4  General Information
                       with Rule 12b-1 under the 1940 Act. (See "How You Can Buy and Sell Shares--What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm, and with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2004, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.


                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                                             Net Asset Value

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class'

Section 4  General Information
                       total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of fixed income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available the pricing service establishes fair market value based on various factors including prices of comparable fixed income securities.


                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the Statement of Additional Information for details.



                                                 [GRAPHIC]

                       FREQUENT TRADING

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.




                       The funds' Frequent Trading Policy generally limits an investor to four "round trip" trades in a 12-month period or to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the


                                                 Section 4  General Information
                       size, pattern or other characteristics of their trading activity) who do not abide by special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.



                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity



                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.




                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds' Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares--Frequent Trading Policy" in the Statement of Additional Information.



                                                 [GRAPHIC]

                                          Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal years ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations.


Nuveen Connecticut Municipal Bond Fund



Class
(Commencement                Investment Operations         Less Distributions
Date)                     ---------------------------- --------------------------                    --------


                                            Net
                                      Realized/                                    Ending              Ending
                Beginning        Net Unrealized               Net                     Net                 Net
Year Ended      Net Asset Investment       Gain        Investment  Capital          Asset     Total    Assets
February 28/29,     Value  Income(a)     (Loss)  Total     Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------

Class A (7/87)
  2005             $10.99       $.48      $(.18) $ .30      $(.48)   $(.04) $(.52) $10.77      2.89% $221,463
  2004              10.88        .50        .15    .65       (.50)    (.04)  (.54)  10.99      6.21   227,787
  2003              10.67        .52        .26    .78       (.53)    (.04)  (.57)  10.88      7.51   234,133
  2002              10.51        .53        .16    .69       (.53)      --   (.53)  10.67      6.66   217,024
  2001               9.96        .53        .55   1.08       (.53)      --   (.53)  10.51     11.14   204,442

Class B (2/97)
  2005              10.98        .40       (.18)   .22       (.40)    (.04)  (.44)  10.76      2.09    29,587
  2004              10.87        .42        .15    .57       (.42)    (.04)  (.46)  10.98      5.40    31,678
  2003              10.65        .43        .27    .70       (.44)    (.04)  (.48)  10.87      6.78    31,987
  2002              10.49        .45        .15    .60       (.44)      --   (.44)  10.65      5.84    23,310
  2001               9.94        .45        .55   1.00       (.45)      --   (.45)  10.49     10.31    19,794

Class C (10/93)
  2005              10.98        .42       (.18)   .24       (.42)    (.04)  (.46)  10.76      2.32    35,767
  2004              10.87        .44        .15    .59       (.44)    (.04)  (.48)  10.98      5.62    41,194
  2003              10.66        .46        .26    .72       (.47)    (.04)  (.51)  10.87      6.92    38,312
  2002              10.50        .47        .16    .63       (.47)      --   (.47)  10.66      6.07    26,890
  2001               9.95        .47        .55   1.02       (.47)      --   (.47)  10.50     10.50    18,460

Class R (2/97)
  2005              11.03        .50       (.17)   .33       (.50)    (.04)  (.54)  10.82      3.16     3,666
  2004              10.92        .52        .15    .67       (.52)    (.04)  (.56)  11.03      6.36     4,005
  2003              10.70        .54        .27    .81       (.55)    (.04)  (.59)  10.92      7.76     3,878
  2002              10.54        .56        .14    .70       (.54)      --   (.54)  10.70      6.82     3,568
  2001               9.99        .55        .55   1.10       (.55)      --   (.55)  10.54     11.30     1,992
--------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .83%       4.45%         8%
      .85        4.60          8
      .85        4.82         19
      .85        5.01         20
      .87        5.20          7


     1.58        3.70          8
     1.60        3.85          8
     1.60        4.06         19
     1.60        4.26         20
     1.62        4.45          7


     1.38        3.90          8
     1.40        4.05          8
     1.40        4.26         19
     1.40        4.47         20
     1.42        4.65          7


      .63        4.65          8
      .65        4.79          8
      .65        5.01         19
      .65        5.23         20
      .67        5.40          7
---------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable.


                                                Section 5  Financial Highlights

Nuveen New Jersey Municipal Bond Fund



Class
(Commencement                                         Investment Operations         Less Distributions
Date)                                              ---------------------------- -------------------------


                                                                     Net
                                                               Realized/                                   Ending
                                         Beginning        Net Unrealized               Net                    Net
                                         Net Asset Investment       Gain        Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)  Total     Income    Gains  Total  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2005                                       $10.97       $.45      $(.11) $ .34      $(.46)     $-- $(.46) $10.85      3.20%
 2004                                        10.79        .46        .18    .64       (.46)      --  (.46)  10.97      6.07
 2003                                        10.60        .46        .20    .66       (.47)      --  (.47)  10.79      6.36
 2002                                        10.45        .47        .15    .62       (.47)      --  (.47)  10.60      6.04
 2001                                         9.73        .48        .72   1.20       (.48)      --  (.48)  10.45     12.59

Class B (2/97)
 2005                                        10.96        .37       (.11)   .26       (.37)      --  (.37)  10.85      2.49
 2004                                        10.78        .38        .17    .55       (.37)      --  (.37)  10.96      5.26
 2003                                        10.59        .38        .20    .58       (.39)      --  (.39)  10.78      5.58
 2002                                        10.44        .39        .15    .54       (.39)      --  (.39)  10.59      5.26
 2001                                         9.72        .40        .72   1.12       (.40)      --  (.40)  10.44     11.74

Class C (9/94)
 2005                                        10.94        .39       (.11)   .28       (.40)      --  (.40)  10.82      2.63
 2004                                        10.76        .40        .18    .58       (.40)      --  (.40)  10.94      5.50
 2003                                        10.56        .40        .21    .61       (.41)      --  (.41)  10.76      5.88
 2002                                        10.41        .41        .15    .56       (.41)      --  (.41)  10.56      5.46
 2001                                         9.70        .42        .71   1.13       (.42)      --  (.42)  10.41     11.92

Class R (2/92)
 2005                                        10.98        .48       (.12)   .36       (.47)      --  (.47)  10.87      3.46
 2004                                        10.80        .48        .17    .65       (.47)      --  (.47)  10.98      6.24
 2003                                        10.60        .48        .21    .69       (.49)      --  (.49)  10.80      6.63
 2002                                        10.45        .49        .15    .64       (.49)      --  (.49)  10.60      6.22
 2001                                         9.73        .50        .72   1.22       (.50)      --  (.50)  10.45     12.79
-----------------------------------------------------------------------------------------------------------------------------


Class
(Commencement                                    Ratios/Supplemental Data
Date)                                    ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2005                                    $73,687       .88%       4.22%        15%
 2004                                     77,021       .90        4.26         17
 2003                                     74,067       .91        4.29          6
 2002                                     60,835       .90        4.45          7
 2001                                     52,277      1.00        4.73         12

Class B (2/97)
 2005                                     25,273      1.63        3.47         15
 2004                                     27,140      1.65        3.51         17
 2003                                     26,926      1.66        3.54          6
 2002                                     23,451      1.65        3.70          7
 2001                                     15,979      1.75        3.98         12

Class C (9/94)
 2005                                     27,914      1.43        3.67         15
 2004                                     28,226      1.45        3.72         17
 2003                                     21,192      1.46        3.74          6
 2002                                     14,376      1.45        3.89          7
 2001                                     12,757      1.55        4.17         12

Class R (2/92)
 2005                                     43,464       .68        4.42         15
 2004                                     45,807       .70        4.46         17
 2003                                     45,043       .71        4.49          6
 2002                                     43,465       .70        4.64          7
 2001                                     41,916       .80        4.93         12
----------------------------------------------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .87%,1.62% 1.42% and .67% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 4.23%, 3.48%, 3.68% and 4.43% for classes A, B, C and R, respectively.


Section 5  Financial Highlights

Nuveen New York Municipal Bond Fund



Class
(Commencement                Investment Operations         Less Distributions
Date)                     ---------------------------- --------------------------                    --------


                                            Net
                                      Realized/                                    Ending              Ending
                Beginning        Net Unrealized               Net                     Net                 Net
Year Ended      Net Asset Investment       Gain        Investment  Capital          Asset     Total    Assets
February 28/29,     Value  Income(a)     (Loss)  Total     Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------

Class A (9/94)
  2005             $11.10       $.50      $(.17) $ .33      $(.50)   $  --  $(.50) $10.93      3.12% $127,502
  2004              10.88        .52        .22    .74       (.52)      --   (.52)  11.10      6.94   122,569
  2003              10.72        .52        .22    .74       (.54)    (.04)  (.58)  10.88      7.11   113,197
  2002              10.66        .58        .04    .62       (.56)      --   (.56)  10.72      5.94   105,700
  2001              10.17        .57        .52   1.09       (.60)      --   (.60)  10.66     10.97   102,144

Class B (2/97)
  2005              11.11        .42       (.17)   .25       (.42)      --   (.42)  10.94      2.38    36,125
  2004              10.90        .44        .21    .65       (.44)      --   (.44)  11.11      6.07    41,579
  2003              10.73        .44        .23    .67       (.46)    (.04)  (.50)  10.90      6.43    40,951
  2002              10.68        .50        .03    .53       (.48)      --   (.48)  10.73      5.07    34,262
  2001              10.18        .49        .53   1.02       (.52)      --   (.52)  10.68     10.24    25,992

Class C (9/94)
  2005              11.12        .44       (.16)   .28       (.45)      --   (.45)  10.95      2.60    37,221
  2004              10.91        .46        .22    .68       (.47)      --   (.47)  11.12      6.30    35,832
  2003              10.75        .46        .23    .69       (.49)    (.04)  (.53)  10.91      6.56    27,687
  2002              10.70        .52        .03    .55       (.50)      --   (.50)  10.75      5.29    24,505
  2001              10.20        .51        .53   1.04       (.54)      --   (.54)  10.70     10.47    17,757

Class R (12/86)
  2005              11.13        .52       (.17)   .35       (.52)      --   (.52)  10.96      3.34   139,964
  2004              10.91        .54        .23    .77       (.55)      --   (.55)  11.13      7.06   150,963
  2003              10.75        .55        .22    .77       (.57)    (.04)  (.61)  10.91      7.33   146,759
  2002              10.69        .60        .04    .64       (.58)      --   (.58)  10.75      6.16   144,581
  2001              10.20        .59        .52   1.11       (.62)      --   (.62)  10.69     11.19   144,950
--------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .86%       4.59%         8%
      .88        4.76         12
      .88        4.87         23
      .66        5.39         11
      .70        5.47         28


     1.61        3.84          8
     1.63        4.01         12
     1.63        4.11         23
     1.41        4.64         11
     1.45        4.72         28


     1.41        4.04          8
     1.43        4.21         12
     1.43        4.31         23
     1.21        4.84         11
     1.26        4.92         28


      .66        4.79          8
      .68        4.96         12
      .68        5.07         23
      .46        5.59         11
      .49        5.67         28
---------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .85%, 1.60%, 1.40% and .65% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 4.60%, 3.85%, 4.05% and 4.80% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen New York Insured Municipal Bond Fund



Class
(Commencement                Investment Operations         Less Distributions
Date)                     ---------------------------- --------------------------                    --------


                                            Net
                                      Realized/                                    Ending              Ending
                Beginning        Net Unrealized               Net                     Net                 Net
Year Ended      Net Asset Investment       Gain        Investment  Capital          Asset     Total    Assets
February 28/29,     Value  Income(a)     (Loss)  Total     Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------

Class A (9/94)
  2005             $10.98       $.45      $(.18) $ .27      $(.45)   $(.09) $(.54) $10.71      2.59% $ 87,032
  2004              10.92        .46        .21    .67       (.47)    (.14)  (.61)  10.98      6.37    78,526
  2003              10.59        .47        .40    .87       (.48)    (.06)  (.54)  10.92      8.46    73,936
  2002              10.50        .49        .10    .59       (.50)      --   (.50)  10.59      5.75    63,043
  2001               9.95        .51        .55   1.06       (.51)      --   (.51)  10.50     10.97    56,936

Class B (2/97)
  2005              11.00        .37       (.18)   .19       (.37)    (.09)  (.46)  10.73      1.79    22,881
  2004              10.93        .38        .22    .60       (.39)    (.14)  (.53)  11.00      5.64    27,104
  2003              10.60        .39        .40    .79       (.40)    (.06)  (.46)  10.93      7.64    27,786
  2002              10.51        .41        .10    .51       (.42)      --   (.42)  10.60      4.97    23,418
  2001               9.96        .43        .56    .99       (.44)      --   (.44)  10.51     10.12    16,965

Class C (9/94)
  2005              10.98        .39       (.18)   .21       (.39)    (.09)  (.48)  10.71      2.02    17,470
  2004              10.92        .40        .21    .61       (.41)    (.14)  (.55)  10.98      5.78    21,246
  2003              10.59        .41        .40    .81       (.42)    (.06)  (.48)  10.92      7.85    14,446
  2002              10.49        .43        .11    .54       (.44)      --   (.44)  10.59      5.26     9,926
  2001               9.94        .45        .55   1.00       (.45)      --   (.45)  10.49     10.33     5,131

Class R (12/86)
  2005              11.00        .47       (.17)   .30       (.47)    (.09)  (.56)  10.74      2.85   237,657
  2004              10.94        .49        .20    .69       (.49)    (.14)  (.63)  11.00      6.53   258,263
  2003              10.60        .49        .41    .90       (.50)    (.06)  (.56)  10.94      8.72   263,572
  2002              10.50        .51        .11    .62       (.52)      --   (.52)  10.60      6.03   260,568
  2001               9.95        .53        .55   1.08       (.53)      --   (.53)  10.50     11.16   259,651
--------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
---------------------------------
             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


      .85%       4.17%        12%
      .86        4.28         10
      .88        4.40         21
      .89        4.67         17
      .91        4.98         15


     1.60        3.42         12
     1.61        3.53         10
     1.63        3.65         21
     1.64        3.92         17
     1.66        4.23         15


     1.40        3.62         12
     1.42        3.73         10
     1.43        3.84         21
     1.44        4.12         17
     1.46        4.43         15


      .65        4.37         12
      .66        4.48         10
      .68        4.60         21
      .69        4.87         17
      .71        5.18         15
---------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable.


Section 5  Financial Highlights

Appendix  Additional State Information


                       Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.




                       Connecticut



                       Connecticut's economic performance has stabilized and is showing some growth, with 17,900 jobs added so far in fiscal year 2005. Manufacturing has stabilized and defense spending has been a bright spot. General Dynamics' Electric Boat, the giant submarine manufacturer in Groton, was awarded an $8.4 billion contract in 2004 from the US Navy. The State's fiscal economy is showing improvement as well, as year-to-date revenues to the State's General Fund have exceeded projections by $585 million, or 4.4%. Connecticut's outlook is cautiously optimistic, although, longer term, high business and living costs and below average demographic trends will continue to drag on the economy. The recently released plan for military base closures and realignments, if they come to pass, could have a negative affect on certain areas of the State, most notably New London and Groton.



                       Connecticut's unemployment rate in April 2005 was 4.9%, compared to the national average of 5.2% for that month, and is down from the State's 5.0% rate in April 2004. Per capita income was $45,398 in 2004, which is the highest of the fifty states at approximately 138% of the national average of $32,937.



                       The adopted State budget for fiscal 2004-2005 addressed Connecticut's sizeable budget gap with one-time revenues, tax increases, and spending cuts. Fiscal year 2004 ended with a surplus, which allowed for $302 million to be deposited into the Budget Stabilization Fund. Currently, the State projects a General Fund surplus of $603 million for fiscal year 2005. However, Connecticut still faces a projected shortfall of almost 9% in the 2006-2007 biennium.



                       Connecticut is a frequent borrower with substantial additional planned bond issuance going forward. As of May 18, 2005, general obligation bonds of the State were rated Aa3, AA, and AA by Moody's, Standard & Poor's, and Fitch, respectively. All three agencies assign a "stable" outlook based on the expectation that the State will continue to take appropriate actions necessary to maintain budgetary balance. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.


                       Tax Treatment


                       The Connecticut Fund's regular monthly dividends will not be subject to the Connecticut personal income tax to the extent they are paid out of income earned on or capital gains realized from the sale of Connecticut municipal bonds or on certain U.S. government obligations that are exempt from state


                                                                       Appendix
                       taxation under federal law. The portion of the Connecticut Fund's monthly dividends that is attributable to income earned on other obligations will be subject to the Connecticut personal income tax. You also will be subject to Connecticut personal income tax to the extent the Connecticut Fund distributes any taxable income or realized capital gains (other than capital gains on Connecticut municipal bonds) or if you sell or exchange shares of the Connecticut Fund and realize a capital gain on the transaction.


                       The treatment of corporate shareholders of the Connecticut Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.




                       New Jersey



                       New Jersey's economy has recovered from a mild recession with the economic rebound being fairly broad-based. New Jersey has benefited from outsourcing of jobs from Manhattan, with growth led by finance, business services and healthcare. Manufacturing employment has stabilized with growth in tech-related industries. Telecom, however, remains a weak spot as illustrated by the likely job losses resulting from SBC's purchase of AT&T. Problems in the pharmaceutical industry will also impact the State, as several large drug companies have cut several hundred jobs. Gaming revenues from Atlantic City casinos were strong in 2004, but slot machines from other venues, particularly Pennsylvania, may impact these revenues in the future.



                       Unemployment in New Jersey stood at 4.2% in April 2005, compared to the national average unemployment rate of 5.2%, and is down from the State's rate of 5.1% in April 2004. Per capita income in 2004 for New Jersey was $41,332, which is 125.5% of the national average of $32,937.



                       The adopted state budget for fiscal year 2005 resulted in a court challenge that proceeded all the way to the State's Supreme Court. The main issue was the State's reliance on approximately $2 billion of deficit financing to balance the budget. While the budget was ultimately declared unconstitutional, it was allowed to stand because of the disruption that would have resulted if it had been nullified. Revenues for fiscal year 2005 are reported to be $1 billion ahead of projections. The proposed fiscal year 2006 budget is actually less than the adopted fiscal year 2005 budget and addresses some of the State's chronic financial problems.



                       As of May 18, 2005, New Jersey's general obligation bonds were rated Aa3, AA-, and AA- by Moody's, Standard & Poor's, and Fitch, respectively. All three agencies assign a "stable" outlook based on the State's high wealth levels and diverse economy, offset by its high debt levels and chronic financial shortfalls. All three agencies lowered their ratings of New Jersey debt one notch in July 2004 due to the financial stress suffered by the State. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.


                       Tax Treatment


                       The New Jersey Fund's regular monthly dividends will not be subject to New Jersey gross income tax to the extent they are paid out of income earned on or capital gains realized from the sale of New Jersey municipal bonds or certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to New Jersey gross income tax, however, to the extent the New Jersey Fund distributes any taxable income. If you realize a capital gain on the sale or exchange of shares of the New Jersey Fund, you will not be subject to New Jersey gross income tax. If you realize a capital loss


Appendix
                       on the sale or exchange of shares of the New Jersey Fund, you may not use the loss to offset other New Jersey taxable capital gains.

                       The treatment of corporate shareholders of the New Jersey Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.


                       New York



                       New York's economy continues to recover from the national recession and the events of September 11, 2001. The State's economy is led by financial services, healthcare, education, and tourism. Though more diversified than ten years ago, the State is still very dependent on the high income financial services industry, making it more susceptible to economic cycles. Manufacturing employment continues to decline in New York, especially upstate, which to a great degree, did not participate in the 1990s expansion. Total non-farm employment in the State is projected to grow 1% in 2005. Tourism in New York has returned to pre-9/11 levels.



                       Unemployment in New York stood at 4.9% in April 2005, compared to the national average unemployment rate of 5.2%, and is down from the State's rate of 6.0% in April 2004. Per capita income in New York in 2004 was $38,228, which is 116.1% of the national average of $32,937.



                       The State reports an unaudited surplus of $1.2 billion for fiscal year 2005 due primarily to increased income tax receipts. The $105 billion fiscal year 2006 budget was adopted on time, the first time this has occurred since 1984. Additional pressure on the State budget may result in the future from court-mandated spending increases for New York City schools.



                       New York's general obligation bonds are rated A1 with a positive outlook by Moody's, AA with a stable outlook by Standard & Poor's, and AA- by Fitch. Moody's upgraded its rating from A2 to A1 on November 9, 2004, citing improvement in the State's economic outlook. New York's ratings continue to reflect the State's high debt burden, budgetary stress, and significance as the financial capital of the United States. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.




                       Tax Treatment


                       The New York Funds' regular monthly dividends will not be subject to New York State or New York City personal income taxes to the extent they are paid out of income earned on New York municipal bonds or on certain U.S. government obligations that are exempt from state taxation under federal law. The portion of the New York Funds' monthly dividends that is attributable to income earned on other obligations will be subject to the New York State or the New York City personal income taxes. You also will be subject to New York State and New York City personal income taxes to the extent the New York Funds distribute any taxable income or realized capital gains or if you sell or exchange shares of the New York Funds and realize a capital gain on the transaction.


                       The treatment of corporate and unincorporated business shareholders of the New York Funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

                                                                       Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund


Nuveen NWQ Value Opportunities Fund


Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund


Global/International


Nuveen NWQ Global Value Fund

Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond
National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
State Funds

                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, and NAM. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information, annual and semi-annual reports are available, free of charge, by calling Nuveen at (800) 257-8787, on the funds' website at www.nuveen.com, or through your financial advisor.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.

The funds are series of Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.

1. Long-term and insured long-term portfolios.

[LOGO] Nuveen Investments

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787
       www.nuveen.com

                                                               MPR-MS3-0605D NA

Nuveen Investments Municipal Bond Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS   JUNE 28, 2005

                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]




Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
[LOGO] Nuveen Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


[LOGO] Investment Strategy


[LOGO] Risks


[LOGO] Fees, Charges
       and Expenses


[LOGO] Shareholder
       Instructions


[LOGO] Performance and
       Current Portfolio
       Information


Table of Contents


         Section 1  The Funds
         This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

         Introduction                                                1
         Nuveen Massachusetts Municipal Bond Fund                    2
         Nuveen Massachusetts Insured Municipal Bond Fund            4

         Section 2  How We Manage Your Money
         This section gives you a detailed discussion of our investment and risk management strategies.

         Who Manages the Funds                                       6
         What Securities We Invest In                                7
         How We Select Investments                                  10
         What the Risks Are                                         10
         How We Manage Risk                                         11

         Section 3  How You Can Buy and Sell Shares
         This section provides the information you need to move money into or out of your account.

         What Share Classes We Offer                                12
         How to Reduce Your Sales Charge                            13
         How to Buy Shares                                          15
         Systematic Investing                                       16
         Systematic Withdrawal                                      17
         Special Services                                           17
         How to Sell Shares                                         18

         Section 4  General Information
         This section summarizes the funds' distribution policies and other general fund information.

         Dividends, Distributions and Taxes                         20
         Distribution and Service Plans                             21
         Net Asset Value                                            22
         Frequent Trading                                           23
         Fund Service Providers                                     24

         Section 5  Financial Highlights
         This section provides the funds' financial performance for
         the past five years.                                       25

         Appendix  Additional State Information                     27

                                                                  June 28, 2005


Section 1  The Funds

                 Nuveen Massachusetts Municipal Bond Fund
                 Nuveen Massachusetts Insured Municipal Bond Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.




 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Massachusetts Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are credit risk and interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/



                                    [CHART]

Class A Annual Returns

1995    15.6%
1996     3.9%
1997     7.3%
1998     5.5%
1999    -3.4%
2000    10.0%
2001     4.8%
2002     8.2%
2003     5.0%
2004     5.0%


Section 1  The Funds

During the ten years ended December 31, 2004, the highest and lowest quarterly returns were 6.48% and -2.66%, respectively, for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                 Class Returns Before
                 Taxes                    1 Year    5 Year   10 Year
                 -----------------------------------------------------
                 Class A (Offer)          0.59%     5.68%     5.65%
                 Class B                  0.15%     5.64%     5.50%
                 Class C                  4.38%     6.01%     5.48%
                 Class R                  5.22%     6.81%     6.33%
                 -----------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions         0.59%     5.68%     5.65%
                  After Taxes on
                    Distributions and
                    Sale of Shares        1.78%     5.56%     5.58%
                 -----------------------------------------------------
                 Lehman Brothers
                   Municipal Bond
                   Index/2/               4.48%     7.20%     7.06%
                 Lipper Massachusetts
                   Municipal Debt Funds
                   Index/3/               3.84%     6.78%     6.34%


What Are the Costs of Investing?


                                    [GRAPHIC]


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/


Paid Directly From Your Investment

            Share Class                     A       B     C    R/5/
            -------------------------------------------------------
            Maximum Sales Charge Imposed
            on Purchases                 4.20%/6/  None   None None
            Maximum Sales Charge Imposed
            on Reinvested Dividends          None  None   None None
            Exchange Fees                    None  None   None None
            Deferred Sales Charge/7/      None/8/ 5%/9/ 1%/10/ None


1. Class A, C and R total returns reflect actual performance for all periods; Class B total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/05 was -0.12%.


2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


3. The Lipper Massachusetts Municipal Debt Funds Index returns represent the average annualized total returns for the 10 largest funds in the Lipper Massachusetts Municipal Debt Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Massachusetts Municipal Debt Funds Index.


 Annual Fund Operating Expenses


Paid From Fund Assets

       Share Class                              A     B      C      R
       -----------------------------------------------------------------
       Management Fees                         .55%   .55%   .55%   .55%
       12b-1 Distribution and Service Fees/11/ .20%   .95%   .75%     --
       Other Expenses                          .16%   .16%   .16%   .16%
       Total Annual Fund Operating
       Expenses--Gross+/12/                    .91%  1.66%  1.46%   .71%

       +After Expense Reimbursements
       Expense Reimbursements                    -- (.01%) (.01%) (.01%)
       Total Annual Fund Operating
       Expenses--Net                           .91%  1.65%  1.45%   .70%



The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  509 $  569 $  149 $ 73 $  509 $  169 $  149 $ 73
         3 Years    $  698 $  823 $  462 $227 $  698 $  523 $  462 $227
         5 Years    $  903 $1,002 $  797 $395 $  903 $  902 $  797 $395
         10 Years   $1,493 $1,766 $1,746 $883 $1,493 $1,766 $1,746 $883



 4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


 6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."


 7. As a percentage of the lesser of purchase price or redemption proceeds.


 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


12. Nuveen Asset Management has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (excluding distribution and service fees) from exceeding 0.75% of the fund's average daily net assets.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Massachusetts Insured
         Municipal Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade. The fund primarily buys insured municipal bonds.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued insured municipal bonds that offer the potential for above-average total return.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

                                    [GRAPHIC]


What Are the Risks of Investing in the Fund?
The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Massachusetts bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]


Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:
..  Earn regular monthly tax-free dividends;
..  Preserve investment capital over time;
.. Reduce taxes on investment income; or .. Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
..  Pursue long term growth;
.. Invest through an IRA or 401(k) plan; or .. Avoid fluctuations in share price.

How the Fund Has Performed


The chart and table that follow illustrate annual fund returns for each of the past ten years as well as average annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 2004. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance does not necessarily indicate future performance.

 Total Returns/1/


                                     [CHART]
 Class A Annual Returns
 1995   15.5%
 1996    3.3%
 1997    6.9%
 1998    5.4%
 1999   -3.2%
 2000   10.6%
 2001    4.1%
 2002    8.7%
 2003    4.5%
 2004    3.7%

Section 1  The Funds

During the ten years ended December 31, 2004, the highest and lowest quarterly returns were 6.35% and -2.59%, respectively, for the quarters ended 3/31/95 and 6/30/04. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the Average Annual Total Return table does include sales charges.



                                          Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2004
                                          ...................................................
                 Class Returns Before
                 Taxes                    1 Year                5 Year         10 Year
                 ----------------------------------------------------------------------------
                 Class A (Offer)          -0.61%                5.38%           5.40%
                 Class B                  -1.01%                5.33%           5.23%
                 Class C                   3.23%                5.73%           5.24%
                 Class R                   3.89%                6.51%           6.08%
                 ----------------------------------------------------------------------------
                 Class A (Offer) Returns:
                  After Taxes on
                    Distributions         -0.67%                5.35%           5.38%
                  After Taxes on
                    Distributions and
                    Sale of Shares         1.11%                5.28%           5.33%
                 ----------------------------------------------------------------------------
                 Lehman Brothers
                   Municipal Bond
                   Index/2/                4.48%                7.20%           7.06%
                 Lipper Massachusetts
                   Municipal Debt Funds
                   Index/3/                3.84%                6.78%           6.34%


What Are the Costs of Investing?


                                    [GRAPHIC]


This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/4/



Paid Directly From Your Investment

          Share Class                     A        B       C     R/5/
          -----------------------------------------------------------
          Maximum Sales Charge Imposed
          on Purchases                 4.20%/6/ None    None     None
          Maximum Sales Charge Imposed
          on Reinvested Dividends       None    None    None     None
          Exchange Fees                 None    None    None     None
          Deferred Sales Charge/7/      None/8/   5%/9/   1%/10/ None


1. Class A, C and R total returns reflect actual performance for all periods; Class B total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates), and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What Are the Costs of Investing?"). The Class A year-to-date return on net asset value as of 3/31/05 was -0.50%.


2. The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


3. The Lipper Massachusetts Municipal Debt Funds Index returns represent the average annualized total returns for the 10 largest funds in the Lipper Massachusetts Municipal Debt Category. Returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in the Lipper Massachusetts Municipal Debt Funds Index.


 Annual Fund Operating Expenses


Paid From Fund Assets


      Share Class                               A      B      C      R
      -------------------------------------------------------------------
      Management Fees                           .55%   .55%   .55%   .55%
      12b-1 Distribution and Service Fees/11/   .20%   .95%   .75%     --
      Other Expenses                            .16%   .16%   .16%   .16%
      Total Annual Fund Operating
      Expenses--Gross+/12/                      .91%  1.66%  1.46%   .71%

      +After Expense Reimbursements
      Expense Reimbursements                  (.01%) (.01%) (.01%) (.01%)
      Total Annual Fund Operating
      Expenses--Net                             .90%  1.65%  1.45%   .70%




The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. Your actual costs may be higher or lower.


                           Redemption               No Redemption
        Share Class   A      B      C     R     A      B      C     R
        ---------------------------------------------------------------
         1 Year     $  509 $  569 $  149 $ 73 $  509 $  169 $  149 $ 73
         3 Years    $  698 $  823 $  462 $227 $  698 $  523 $  462 $227
         5 Years    $  903 $1,002 $  797 $395 $  903 $  902 $  797 $395
         10 years   $1,493 $1,766 $1,746 $883 $1,493 $1,766 $1,746 $883



4. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."


7. As a percentage of the lesser of purchase price or redemption proceeds.


8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.


11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


12. Nuveen Asset Management has a contractual obligation to waive some or all of its fees or reimburse expenses to prevent total operating expenses (excluding distribution and service fees) from exceeding 0.975% of the fund's average daily net assets.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                       WHO MANAGES THE FUNDS

                       Nuveen Asset Management ("NAM"), the funds' investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. NAM is responsible for the selection and on-going monitoring of the securities in the funds' investment portfolios, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. NAM is located at 333 West Wacker Drive, Chicago, IL 60606.


                       NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Founded in 1898, Nuveen and its affiliates had approximately $119 billion in assets under management, as of March 31, 2005. Nuveen is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



                       On March 25, 2005, Nuveen and St. Paul Travelers announced that St. Paul Travelers planned to implement a three-part program to sell its equity interest in Nuveen. As part of St. Paul Travelers' previously announced three-part divestiture program, St. Paul Travelers sold 39.3 million shares of Nuveen's approximately 94 million outstanding common shares through a secondary public offering on April 12, 2005. Nuveen also repurchased $600 million of its shares from St. Paul Travelers at a price of $32.98 per share, or approximately 18.2 million shares. The repurchase of these shares is being completed through two steps--a $200 million repurchase that closed on April 12, 2005, and a $400 million forward purchase (plus interest) that will settle later this year. St. Paul Travelers also entered into an agreement with two other parties to sell approximately 12 million common shares of Nuveen for settlement later this year. Upon the closing of the secondary offering and the initial repurchase by Nuveen, as well as the closing of the forward sale transactions later this year, Nuveen will emerge as a fully independent public company. The completion of the transactions for forward settlement could be deemed to be an "assignment" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the investment management agreement between each of the Nuveen Funds and NAM and (for certain of the funds) the investment sub-advisory agreement between NAM and each such fund's sub-adviser, which would result in the automatic termination of each agreement. The Board of Trustees of each fund has considered a new ongoing investment management agreement and, when applicable, investment sub-advisory agreement. The new ongoing agreements will be presented to each fund's shareholders for approval at the shareholders' meeting scheduled for July 26, 2005 and will take effect if approved. However, there can be no assurance that the transactions described above will be completed as contemplated, that St. Paul Travelers will sell its remaining shares in Nuveen, or that necessary shareholder approvals will be obtained.



Section 2  How We Manage Your Money

                       There will be no change in the portfolio management of your fund or in its investment objectives or policies as a result of these transactions.

                       NAM is responsible for execution of specific investment strategies and day-to-day investment operations. NAM manages each fund using a team of analysts and portfolio managers that focus on a specific group of funds. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


                       Paul L. Brennan has been the portfolio manager for the Massachusetts Municipal Bond Fund since January 2003 and for the Massachusetts Insured Municipal Bond Fund since May 2005. Mr. Brennan became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became a Vice President of NAM in 2002. Mr. Brennan is a CFA charterholder and currently manages investments for 42 Nuveen-sponsored investment companies.



                       Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the funds is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's website at http://www.nuveen.com/MF/resources/eReports.aspx.


                       For the most recent fiscal year, the funds paid the following management fees to NAM as a percentage of net assets:


             Nuveen Massachusetts Municipal Bond Fund         .55%
             Nuveen Massachusetts Insured Municipal Bond Fund .55%


             [GRAPHIC]

             WHAT SECURITIES WE INVEST IN

                       Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Municipal Bonds

                       The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Income from these bonds may be subject to the federal alternative minimum tax ("AMT").

                       Massachusetts and its local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

                       The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The funds may invest in inverse floating rate securities, sometimes referred to as "inverse floaters." Inverse floaters have variable interest rates that move in the opposite direction from movements in prevailing short-term interest rate levels--rising when prevailing short-term interest rates fall, and vice versa. In

                                            Section 2  How We Manage Your Money
                       addition to paying fluctuating income levels, the prices of inverse floaters can be more volatile than the prices of conventional fixed-rate bonds with comparable maturities.

                       In evaluating municipal bonds of different credit qualities or maturities, NAM takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds will buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, NAM evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds will buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, a fund may buy relatively more bonds from issuers in that industry. In that case, the fund's portfolio composition would change from time to time.

                       Quality Municipal Bonds

                       The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes.

                       Portfolio Maturity

                       Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

                       Insurance

                       The Massachusetts Insured Fund primarily purchases insured municipal bonds. Under normal market conditions, the Massachusetts Insured Fund will invest at least 80% of its assets in insured municipal bonds. As a non-fundamental policy, the Massachusetts Insured Fund will maintain at least 80% of its net assets in municipal bonds covered by insurance from insurers with a claims-paying ability rated Aaa or AAA at the time of purchase or at the time the bond is insured while in the portfolio. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered "while in fund" under a master portfolio insurance policy purchased by a fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or fund shares.


                       Portfolio insurance policies are effective only so long as the fund continues to own the covered bond, and the price the fund would receive upon sale of such a bond would not benefit from the insurance. Potential insurers under master portfolio insurance policies currently include, but are not limited to, MBIA Insurance Corp., Ambac Assurance Corporation, Financial Security Assurance Inc., Financial Guaranty Insurance Company, XL Capital Assurance and Radian Asset Insurance. The fund's investment adviser may obtain master policies from other insurers, but only from insurers that specialize in insuring



Section 2  How We Manage Your Money
                       municipal bonds and whose claims-paying ability is rated Aaa or AAA by Moody's, Standard & Poor's or Fitch. Insurers are responsible for making their own assessment of the insurability of a municipal bond.

                       The Massachusetts Insured Fund can invest up to 20% of its net assets in bonds insured by insurers whose claims-paying ability is rated below AAA or in uninsured municipal bonds that are rated investment grade or are non-rated but judged to be investment grade by NAM. Certain such bonds may be backed by an escrow containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. These bonds are normally regarded as having the credit characteristics of the underlying U.S. government-backed securities.

                       Short-Term Investments


                       Under normal market conditions, each fund may invest up to 20% of net assets in short-term investments, such as short-term, high quality municipal bonds or money market funds. See "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not achieve their investment objective. For more information on eligible short-term investments, see the Statement of Additional Information.


                       Forwards and Delayed-Delivery Settlement

                       Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. If the delayed settlement takes place less than 61 days after purchase, it is referred to as a "delayed-delivery" transaction. Newly issued municipal bonds sold on a "when-issued" basis represent a common form of delayed-delivery transaction. If settlement takes place more than 60 days after purchase, the transaction is called a "forward." These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                       Municipal "forwards" pay higher interest rates after settlement than standard bonds, to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

                       Portfolio Holdings


                       A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information. Certain portfolio securities information for each fund is available on the funds' website - www.nuveen.com - by clicking the "Individual Investors - Mutual Funds" section of the home page and following the applicable link for each fund in the "Find A Fund" section. By following these links, you can obtain a top ten list and a complete list of portfolio securities of each fund as of the end of the most recent month. The portfolio securities information on the funds' website is generally made available approximately 2-5 business days following the end of each most recent month. This information will remain available on the website until the funds file with the SEC their annual, semiannual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.


                                            Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                       HOW WE SELECT INVESTMENTS

                       NAM selects municipal bonds for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NAM is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We use these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover

                       Each fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


                                                 [GRAPHIC]

                       WHAT THE RISKS ARE

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

                       Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a municipal bond will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions.

                       Interest rate risk: Because the funds invest in fixed-income securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

                       Income risk: The risk that the income from a fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

                       State concentration risk: Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than a diversified fund.


Section 2  How We Manage Your Money

                       Inflation risk: The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each fund's assets can decline as can the value of the fund's distributions.


                                                 [GRAPHIC]

                       HOW WE MANAGE RISK

                       In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of credit risk and interest rate risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically within Massachusetts as well as across different industry sectors. The Massachusetts Insured Fund also limits investment risk by primarily buying insured municipal bonds.

                       Investment Limitations

                       The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. For example, each fund may not have more than 25% in any one industry such as electric utilities or health care.

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                       Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, swap contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in NAM's opinion, correlate with the prices of the funds' investments. Although the funds have no present intent to use these strategies, market circumstances may necessitate their use in the future.

                                            Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. For further details, please see the Statement of Additional Information, which is available by calling (800) 257-8787 or by visiting Nuveen's website at www.nuveen.com.



                                                 [GRAPHIC]

                       WHAT SHARE CLASSES WE OFFER

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% of the fund's average daily net assets that compensates your financial advisor for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for all funds described in the prospectus is as follows:


                                                                               Authorized Dealer
                                  Sales Charge as % of  Sales Charge as % of  Commission as % of
Amount of Purchase                Public Offering Price Net Amount Invested  Public Offering Price
Less than $50,000                         4.20%                 4.38%                3.70%
$50,000 but less than $100,000            4.00%                 4.18%                3.50%
$100,000 but less than $250,000           3.50%                 3.63%                3.00%
$250,000 but less than $500,000           2.50%                 2.56%                2.00%
$500,000 but less than $1,000,000         2.00%                 2.04%                1.50%
$1,000,000 and over                         --/1/                 --                 1.00%/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial advisor has made arrangements with Nuveen and agrees to waive the commission.

                       Class B Shares

                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will normally have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                  5%  4%  4%  3%  2%  1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .75% of average daily net assets. The annual .20% service fee compensates your financial advisor for providing on-going service to you. Nuveen retains the service fee on accounts with no authorized dealer of record. The annual .55% distribution fee compensates Nuveen for paying your financial advisor an on-going sales commission as well as an advance of the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class R Shares

                       You may purchase Class R shares only under limited circumstances, at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower on-going expenses than the other classes.

                                                 [GRAPHIC]

                       HOW TO REDUCE YOUR SALES CHARGE

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                       Class A Sales Charge Reductions


                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.


                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases

                                     Section 3  How You Can Buy and Sell Shares
                       by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).


                       Class A Sales Charge Waivers


                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:



                        .  Purchases of $1,000,000 or More.



                        . Monies Representing Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions.



                        . Certain Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.



                        . Certain Employees and Affiliates of Nuveen. Purchases by officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information).



                        . Authorized Dealer Personnel. Purchases by any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member.



                        . Certain Trust Departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity.



                        . Additional Categories of Investors. Purchases made by: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                        . Reinvestment of Redemption Proceeds. Purchases when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.


                       Class R Eligibility

                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:


                        . Certain trustees, directors, employees, and affiliates of Nuveen.


                        .  Certain authorized dealer personnel.

                        .  Certain bank or broker-affiliated trust departments.

                        . Certain additional categories of investors, including certain direct advisory accounts of Nuveen and its affiliates, and qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's

Section 3  How You Can Buy and Sell Shares
                       website at www.nuveen.com/MF/resources/eReports.aspx, where you will also find the information included in this prospectus.


                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


                                                 [GRAPHIC]

                       HOW TO BUY SHARES

                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business and normally ends at 4 p.m. New York time. Generally, the NYSE is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.

                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                       Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                                     Section 3  How You Can Buy and Sell Shares

                       On-line


                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds' website. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process.



                       By Telephone


                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Investment Minimums


                       The minimum initial investment is $3,000 ($50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs and individual retirement accounts as described in the Statement of Additional Information. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                       SYSTEMATIC INVESTING

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investing opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging

                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.

                       Benefits of Systematic Investing

                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

Section 3  How You Can Buy and Sell Shares

                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.



                       [Chart showing effects of
                       systematic investing and dividend reinvestment]

                       Systematic Investing Graph

                                                 [GRAPHIC]

                       SYSTEMATIC WITHDRAWAL

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate Form to participate in each fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                       SPECIAL SERVICES

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares

                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                                     Section 3  How You Can Buy and Sell Shares

                       See "General Information--Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

                                                 [GRAPHIC]

                       HOW TO SELL SHARES

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                       By Telephone


                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.







                                    [GRAPHIC]



An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.

Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.


                       On-line



                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under "Individual Investors" on www.nuveen.com to "Account Access" and choose "Mutual Funds." The system will walk you through the log-in process.


                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                    [GRAPHIC]



An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $1,000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                     Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                       The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, usually payable the first business day of the following month. Each fund will seek to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period. Any such under- (or over-) distribution of income is reflected in the fund's net asset value. This policy is designed to result in the distribution of substantially all of the fund's net income over time.

                       Payment and Reinvestment Options

                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.

                       Taxes and Tax Reporting

                       Because the funds invest primarily in municipal bonds from Massachusetts, the regular monthly dividends you, as a taxpayer in that state, receive will be exempt from regular federal and Massachusetts personal income tax. All or a portion of these dividends, however, may be subject to the federal AMT.

                       Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term capital gains are taxable at the same rate as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

                       Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

                       If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the funds may affect the taxation of your benefits.

Section 4  General Information

                       Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Fund for shares of a different Nuveen Fund, the exchange is treated the same as a sale for tax purposes.


                       Please note that if you do not furnish the funds with your correct social security number or employer identification number, you fail to provide certain certifications to the funds, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the funds to withhold, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.


                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income a fund has earned but not yet distributed.

                       Taxable Equivalent Yields

                       The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

                       Taxable Equivalent of Tax-Free Yields

                                    To Equal a Tax-Free Yield of:
                                    3.00%          4.00%    5.00%    6.00%
                      Tax Bracket:  A Taxable Investment Would Need to Yield:
                     --------------------------------------------------------
                     25%            4.00%          5.33%    6.67%    8.00%
                     28%            4.17%          5.56%    6.94%    8.33%
                     33%            4.48%          5.97%    7.46%    8.96%
                     35%            4.62%          6.15%    7.69%    9.23%

                       The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. Please note that investments that generate qualified dividend income that is taxable at the maximum rate of 15% will have a lower taxable equivalent yield. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

                                                 [GRAPHIC]

                       DISTRIBUTION AND SERVICE PLANS


                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the 1940 Act. (See "How You Can Buy and Sell Shares--What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                                                 Section 4  General Information

                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm, and with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2004, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.


                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.


                                                 [GRAPHIC]

                       NET ASSET VALUE

                       The price you pay for your shares is based on each fund's net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the market value of the class' total assets, including interest or dividends accrued but not yet collected, less

Section 4  General Information
                       all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The prices of fixed income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available the pricing service establishes fair market value based on various factors including prices of comparable fixed income securities.


                       Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities. See the Statement of Additional Information for details.




                                                 [GRAPHIC]

                       FREQUENT TRADING

                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.




                       The funds' Frequent Trading Policy generally limits an investor to four "round trip" trades in a 12-month period or to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the funds to be related. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade or who are otherwise deemed as such by a fund based on the size, pattern or other characteristics of their trading activity) who do not abide


                                                 Section 4  General Information
                       by special order placement rules, which are described in the Statement of Additional Information, will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.



                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy. In addition, the funds may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the funds reasonably believe that the intermediary's policies and procedures effectively discourage inappropriate trading activity



                       The funds reserve the right in their sole discretion to waive unintentional or minor violations if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the Statement of Additional Information. These include, among others, redemptions pursuant to systematic withdrawals plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirements plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions.



                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds' Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares--Frequent Trading Policy" in the Statement of Additional Information.



                                                 [GRAPHIC]

                       FUND SERVICE PROVIDERS

                       The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights


                       The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended February 28, 2005, February 29, 2004 and February 28, 2003 has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds' financial statements, are included in the Statement of Additional Information and annual report, which are available upon request. The information for the fiscal years ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations.


Nuveen Massachusetts Municipal Bond Fund



Class
(Commencement                                         Investment Operations         Less Distributions
Date)                                              ---------------------------- -------------------------


                                                                     Net
                                                               Realized/                                   Ending
                                         Beginning        Net Unrealized               Net                    Net
                                         Net Asset Investment       Gain        Investment  Capital         Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)  Total     Income    Gains  Total  Value Return(b)
-----------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2005                                       $10.13       $.41      $(.04)  $.37      $(.41)     $-- $(.41) $10.09      3.75%
 2004                                         9.98        .42        .16    .58       (.43)      --  (.43)  10.13      5.95
 2003                                         9.75        .45        .24    .69       (.46)      --  (.46)   9.98      7.27
 2002                                         9.70        .48        .07    .55       (.50)      --  (.50)   9.75      5.86
 2001                                         9.26        .50        .44    .94       (.50)      --  (.50)   9.70     10.34

Class B (3/97)
 2005                                        10.15        .33       (.04)   .29       (.33)      --  (.33)  10.11      3.00
 2004                                        10.01        .35        .15    .50       (.36)      --  (.36)  10.15      5.07
 2003                                         9.77        .38        .25    .63       (.39)      --  (.39)  10.01      6.58
 2002                                         9.72        .41        .06    .47       (.42)      --  (.42)   9.77      4.96
 2001                                         9.28        .43        .44    .87       (.43)      --  (.43)   9.72      9.60

Class C (10/94)
 2005                                        10.06        .35       (.04)   .31       (.35)      --  (.35)  10.02      3.21
 2004                                         9.92        .37        .14    .51       (.37)      --  (.37)  10.06      5.31
 2003                                         9.69        .40        .24    .64       (.41)      --  (.41)   9.92      6.73
 2002                                         9.64        .43        .06    .49       (.44)      --  (.44)   9.69      5.20
 2001                                         9.20        .44        .45    .89       (.45)      --  (.45)   9.64      9.89

Class R (12/86)
 2005                                        10.11        .42       (.04)   .38       (.42)      --  (.42)  10.07      3.95
 2004                                         9.96        .44        .16    .60       (.45)      --  (.45)  10.11      6.16
 2003                                         9.73        .47        .24    .71       (.48)      --  (.48)   9.96      7.59
 2002                                         9.67        .50        .07    .57       (.51)      --  (.51)   9.73      5.96
 2001                                         9.24        .52        .43    .95       (.52)      --  (.52)   9.67     10.58
-----------------------------------------------------------------------------------------------------------------------------


Class
(Commencement                                    Ratios/Supplemental Data
Date)                                    ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2005                                    $45,302       .91%       4.06%        11%
 2004                                     28,720       .94        4.25         22
 2003                                     21,751       .95        4.62         14
 2002                                     19,878       .94        4.96         16
 2001                                     18,433       .95        5.27         13

Class B (3/97)
 2005                                      7,300      1.66        3.30         11
 2004                                      7,976      1.68        3.49         22
 2003                                      8,031      1.70        3.87         14
 2002                                      6,588      1.69        4.21         16
 2001                                      4,198      1.70        4.52         13

Class C (10/94)
 2005                                     11,160      1.46        3.50         11
 2004                                     11,025      1.48        3.69         22
 2003                                      9,703      1.50        4.07         14
 2002                                      6,614      1.49        4.42         16
 2001                                      6,591      1.50        4.71         13

Class R (12/86)
 2005                                     63,379       .71        4.25         11
 2004                                     65,483       .73        4.45         22
 2003                                     66,545       .75        4.83         14
 2002                                     69,034       .74        5.16         16
 2001                                     68,208       .75        5.47         13
----------------------------------------------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2005 are .91%, 1.65%, 1.45% and .70% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 4.06%, 3.31%, 3.51% and 4.26% for classes A, B, C and R, respectively.



                                                Section 5  Financial Highlights

Nuveen Massachusetts Insured Municipal Bond Fund



Class
(Commencement                                         Investment Operations         Less Distributions
Date)                                              ---------------------------- --------------------------


                                                                     Net
                                                               Realized/                                    Ending
                                         Beginning        Net Unrealized               Net                     Net
                                         Net Asset Investment       Gain        Investment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income(a)     (Loss)  Total     Income    Gains   Total  Value Return(b)
------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
 2005                                       $10.72       $.41      $(.21) $ .20      $(.42)   $(.06) $(.48) $10.44      1.95%
 2004                                        10.54        .43        .19    .62       (.44)      --   (.44)  10.72      6.03
 2003                                        10.36        .45        .23    .68       (.47)    (.03)  (.50)  10.54      6.74
 2002                                        10.30        .50        .07    .57       (.49)    (.02)  (.51)  10.36      5.67
 2001                                         9.77        .49        .55   1.04       (.50)    (.01)  (.51)  10.30     10.93

Class B (3/97)
 2005                                        10.73        .33       (.21)   .12       (.34)    (.06)  (.40)  10.45      1.19
 2004                                        10.55        .35        .19    .54       (.36)      --   (.36)  10.73      5.24
 2003                                        10.37        .38        .23    .61       (.40)    (.03)  (.43)  10.55      5.94
 2002                                        10.31        .42        .07    .49       (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78        .42        .55    .97       (.43)    (.01)  (.44)  10.31     10.06

Class C (9/94)
 2005                                        10.71        .35       (.20)   .15       (.36)    (.06)  (.42)  10.44      1.46
 2004                                        10.53        .37        .19    .56       (.38)      --   (.38)  10.71      5.43
 2003                                        10.35        .40        .22    .62       (.41)    (.03)  (.44)  10.53      6.14
 2002                                        10.28        .44        .08    .52       (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75        .44        .54    .98       (.44)    (.01)  (.45)  10.28     10.29

Class R (12/86)
 2005                                        10.75        .43       (.21)   .22       (.44)    (.06)  (.50)  10.47      2.12
 2004                                        10.56        .45        .20    .65       (.46)      --   (.46)  10.75      6.30
 2003                                        10.38        .48        .22    .70       (.49)    (.03)  (.52)  10.56      6.91
 2002                                        10.31        .52        .08    .60       (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78        .51        .55   1.06       (.52)    (.01)  (.53)  10.31     11.11
------------------------------------------------------------------------------------------------------------------------------


Class
(Commencement                                    Ratios/Supplemental Data
Date)                                    ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended February 28/29,                 (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (9/94)
 2005                                    $21,233       .91%       3.95%        26%
 2004                                     21,179       .93        4.11         36
 2003                                     23,212       .93        4.36         18
 2002                                     16,970       .95        4.78         23
 2001                                     14,669      1.05        4.92          8

Class B (3/97)
 2005                                      6,759      1.66        3.20         26
 2004                                      7,183      1.68        3.37         36
 2003                                      6,361      1.68        3.59         18
 2002                                      3,574      1.69        4.03         23
 2001                                      2,308      1.80        4.17          8

Class C (9/94)
 2005                                     11,981      1.46        3.40         26
 2004                                     12,879      1.48        3.56         36
 2003                                     12,935      1.48        3.79         18
 2002                                      5,940      1.49        4.25         23
 2001                                      1,667      1.60        4.37          8

Class R (12/86)
 2005                                     50,432       .71        4.15         26
 2004                                     54,344       .73        4.31         36
 2003                                     56,496       .73        4.58         18
 2002                                     54,719       .75        4.98         23
 2001                                     53,878       .85        5.12          8
----------------------------------------------------------------------------------


(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the Adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2005 are .90%, 1.65%, 1.45% and .70% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2005 are 3.95%, 3.20%, 3.40% and 4.15% for classes A, B, C and R, respectively.



Section 5  Financial Highlights

Appendix  Additional State Information

                       Because the funds primarily purchase municipal bonds from Massachusetts, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                       Massachusetts




                       Massachusetts is a densely populated state with a well-educated work force, relatively high income levels, and low levels of unemployment. The State's population is concentrated in its eastern portion, most notably the Boston metro area. The Massachusetts economy is driven by healthcare, education, financial services and technology. The economic recovery is taking hold in Massachusetts, as evidenced by non-farm payrolls increasing by 10,000 jobs since January 2005. Longer term, high business and living costs and below average demographic trends may slow down growth.



                       Massachusetts' unemployment rate stood at 4.7% in April 2005, below the national average of 5.2%, and down from 5.3% in April 2004. Per capita income was among the highest in the nation at $41,801 in 2004, which is 127% of the national average of $32,937.



                       State tax collections for fiscal year 2005, through February, are $571.6 million, 5.8% ahead of fiscal year 2004. The Governor has proposed a $23.2 billion budget for fiscal year 2006. Overall spending would increase by 2.4%. The fiscal year 2006 budget relies on $800 million more of tax revenue due to an improving economy and calls for the income tax rate to be cut from 5.3% to 5.0%. Aid to local municipalities would rise by 4.2%.



                       The $14.6 billion Central Artery/Ted Williams Tunnel Project (the "Big Dig") is in the final stages of construction, with construction estimated to be 96% complete. The major portions of the Big Dig are open to traffic, with substantial completion expected in mid-2005. Numerous leaks and flaws in the walls of the tunnels have been uncovered. Inspections are progressing, and all repairs are expected to be paid for by the construction contractors, not Massachusetts.



                       As of May 23, 2005, the State's general obligation bonds were rated Aa2, AA and AA- by Moody's, Standard & Poor's, and Fitch, respectively. All three assign a stable outlook. Standard & Poor's raised its rating on Massachusetts general obligation bonds to AA from AA- on March 15, 2005, citing greater budget certainty and an improving economy. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the funds may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.


                                                                       Appendix

                       Tax Treatment

                       The funds' regular monthly dividends will not be subject to Massachusetts personal income taxes to the extent they are paid out of income earned on Massachusetts municipal bonds or on certain U.S. government obligations that are exempt from state taxation under federal law. You will be subject to Massachusetts personal income taxes, however, to the extent the funds distribute any taxable income, or if you sell or exchange fund shares and realize a capital gain on the transaction.

                       The treatment of corporate shareholders of the funds differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

Appendix

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund


Nuveen NWQ Value Opportunities Fund


Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund


Global/International


Nuveen NWQ Global Value Fund

Nuveen NWQ International Value Fund

Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund



State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen, and NAM. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual report to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. The funds' most recent Statement of Additional Information, annual and semi-annual reports are available, free of charge, by calling Nuveen at (800) 257-8787, on the funds' website at www.nuveen.com, or through your financial advisor.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending an e-mail to publicinfo@sec.gov.

The funds are series of Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.

1. Long-term and insured long-term portfolios.

Distributed by Nuveen Investments, LLC/333 West Wacher Drive/Chicago, Illinois 60606/(800)257-8787/www.nuveen.com


MPR-MA-0605D NA

                                                                  June 28, 2005


NUVEEN MULTISTATE TRUST II

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund


STATEMENT OF ADDITIONAL INFORMATION


   This Statement of Additional Information is not a prospectus. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from the Funds, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectuses for the Funds. The Prospectuses are dated June 28, 2005.


TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Investment Policies and Investment Portfolio...............................  S-2

Management of the Trust.................................................... S-34

Investment Adviser and Investment Management Agreement..................... S-52

Portfolio Transactions..................................................... S-62

Net Asset Value............................................................ S-62

Tax Matters................................................................ S-63

Additional Information on the Purchase and Redemption of Fund Shares....... S-72

Disclosure of Portfolio Holdings........................................... S-81

Distribution and Service Plan.............................................. S-85

Independent Registered Public Accounting Firm, Custodian and Transfer Agent S-87

Financial Statements....................................................... S-87

Appendix A--Ratings of Investments.........................................  A-1

Appendix B--Description of Hedging Techniques..............................  B-1


   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the New York Municipal Bond Fund, the New York Insured Municipal Bond Fund, the California Municipal Bond Fund, and the California Insured Municipal Bond Fund.

      (3) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act") and exemptive orders granted thereunder.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Asset Management ("NAM"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II (the "Trust"), is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has nine series: the Nuveen New York Municipal Bond Fund (formerly the Nuveen Flagship New York Municipal Bond Fund, and formerly the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); the Nuveen New York Insured Municipal Bond Fund (formerly the Nuveen New York Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.); the Nuveen New Jersey Municipal Bond Fund (formerly the Nuveen Flagship New Jersey Municipal Bond Fund, and formerly the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen California Municipal Bond Fund (formerly the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen California Insured Municipal Bond Fund (formerly the Nuveen California Insured Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc.); the Nuveen Connecticut Municipal Bond Fund (formerly the Nuveen Flagship Connecticut Municipal Bond Fund, and formerly the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Massachusetts Municipal Bond Fund (formerly the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc.); and the Nuveen Massachusetts Insured Municipal Bond Fund (formerly the Nuveen Massachusetts Insured Tax-Free Value Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc.). The Nuveen California Intermediate Municipal Bond Fund (formerly the Nuveen Flagship California Intermediate Municipal Bond Fund) has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.


   The investment assets of each Fund will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations that, in the opinion of NAM, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.



   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those non-appropriation leases where NAM has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate, which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.


   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non- fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Insurance

   Each insured Municipal Obligation held by the Nuveen New York Insured Municipal Bond Fund, the Nuveen California Insured Municipal Bond Fund, and the Nuveen Massachusetts Insured Municipal Bond Fund (the "Insured Funds") will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Funds ("Portfolio Insurance"). The Insured Funds do not currently maintain a policy of Portfolio Insurance. The Insured Funds may in the future obtain policies of Portfolio Insurance, depending on the availability of such policies on terms favorable to the Fund. However, the Insured Funds may determine not to obtain such policies and to emphasize investments in Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance. In any event, the Insured Funds will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated Aaa by Moody's or AAA by S&P or Fitch. Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of Aaa or AAA, as the case may be, by virtue of the Aaa or AAA claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way or contrast, the ratings, if any, assigned to Municipal Obligations insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuers without regard to the insurance feature, and will generally carry a rating that is below Aaa or AAA. While in the portfolio of a Fund, however, a Municipal Obligation backed by Portfolio Insurance will effectively be of the same quality as a Municipal Obligation issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.

   The Insured Funds' policy of investing in Municipal Obligations insured by insurers whose claims-paying ability is rated Aaa or AAA will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's, S&P or Fitch should downgrade its assessment of the claims-paying ability of a particular insurer, it could also be expected to downgrade the ratings assigned to Municipal Obligations insured under Original Issue Insurance or Secondary Market Insurance issued by such insurer, and Municipal Obligations insured under Portfolio Insurance issued by such insurer would also be of reduced quality in the portfolio of the Fund. Moody's, S&P or Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time a Fund purchases securities.


   In addition to insured Municipal Obligations, a Fund may invest in Municipal Obligations that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, Municipal Obligations that have been (1) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Municipal Obligations, and (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. government agency securities and deposited with a trustee as security for the Municipal Obligations. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. government agency securities. Collateralized obligations will not constitute more than 20% of a Fund's assets.


   Each insured Municipal Obligation in which a Fund invests will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. There is no limitation on the percentage of a Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

   Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of Municipal Obligations by the issuer thereof or a third party in conjunction with the original issuance of such Municipal Obligations. Under such insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest on such obligation when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer is responsible for such payments less any amounts received by the holder from any trustee for the Municipal Obligation issuers or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control Municipal Obligations), the value of the shares of the Fund, the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original Issue Insurance also does not insure against nonpayment of principal of or interest on Municipal Obligations resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for such obligations.

   In the event that interest on or principal of a Municipal Obligation covered by insurance is due for payment but is unpaid by the issuer thereof, the applicable insurer will make payments to its fiscal agent (the "Fiscal Agent") equal to such unpaid amounts of principal and interest not later than one business day after the insurer has been notified that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Fund the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (i) evidence of the Fund's right to receive payment of such principal and interest and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the insurer. Upon payment by the insurer of any principal or interest payments with respect to any Municipal Obligations, the insurer shall succeed to the rights of a Fund with respect to such payment.

   Original Issue Insurance remains in effect as long as the Municipal Obligations covered thereby remain outstanding and the insurer remains in business, regardless of whether a Fund ultimately disposes of such Municipal Obligations. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the Municipal Obligations so insured, but the exact effect, if any, of this insurance on such market value generally cannot be estimated.

   Secondary Market Insurance. Subsequent to the time of original issuance of a Municipal Obligation, a Fund or a third party may, upon the payment of a single premium, purchase insurance on such Municipal Obligation. Secondary Market Insurance generally provides the same type of coverage as is provided by Original Issue Insurance and remains in effect as long as the Municipal Obligation covered thereby remain outstanding, the holder of such Municipal Obligation does not voluntarily relinquish the Secondary Market Insurance and the insurer remains in business, regardless of whether the Fund ultimately disposes of such Municipal Obligation.


   One of the purposes of acquiring Secondary Market Insurance with respect to a particular Municipal Obligation would be to enable a Fund to enhance the value of such Municipal Obligation. A Fund, for example, might seek to purchase a particular Municipal Obligation and obtain Secondary Market Insurance with respect thereto if, in the opinion of NAM, the market value of such Municipal Obligation, as insured, would exceed the current value of the Municipal Obligation without insurance plus the cost of the Secondary Market Insurance. Similarly, if a Fund owns but wishes to sell a Municipal Obligation that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance with respect thereto if, in the opinion of NAM, the net proceeds of a sale by the Fund of such obligation, as insured, would exceed the current value of such obligation plus the cost of the Secondary Market Insurance.


   Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible Municipal Obligations purchased by a Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal Obligations insured under one Portfolio Insurance policy would generally not be insured under any other policy purchased by a Fund. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of a Fund.

   If a Municipal Obligation is already covered by Original Issue Insurance or Secondary Market Insurance from an insurer whose claims-paying ability is rated Aaa or AAA, then such Municipal Obligation is not required to be additionally insured under any policy of Portfolio Insurance that an Insured Fund may purchase. All premiums respecting Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

   Portfolio Insurance policies are effective only as to Municipal Obligations owned by and held by a Fund, and do not cover Municipal Obligations for which the contract for purchase fails. A "when-issued" Municipal Obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" Municipal Obligation. In determining whether to insure Municipal Obligations held by a Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

   Each Portfolio Insurance policy will be non-cancelable and will remain in effect so long as an Insured Fund is in existence, the Municipal Obligations covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to a Fund to refuse to insure any additional securities purchased by the Fund after the effective date of such notice. The Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.


   Each Portfolio Insurance policy will terminate, as to any Municipal Obligation that has been redeemed from or sold by a Fund, on the date of such redemption or the settlement date of such sale, and an insurer shall not have any liability thereafter under a policy, as to any such Municipal Obligation, except that if the date of such redemption or the settlement date of such sale occurs after a record date and before the related payment date with respect to any such Municipal Obligation, the policy will terminate, as to such Municipal Obligation, on the business day immediately following such payment date. Each policy will terminate, as to all Municipal Obligations covered thereby, on the date on which the last of the covered Municipal Obligations mature, are redeemed or are sold by a Fund.



   One or more policies of Portfolio Insurance may provide a Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") with respect to a Municipal Obligation that is to be sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the proceeds of the sale of such Municipal Obligation. It is expected that the Fund will exercise the right to obtain Permanent Insurance for a Municipal Obligation only if, in the opinion of NAM, upon such exercise the net proceeds from the sale by the Fund of such obligation, as insured, would exceed the proceeds from the sale of such obligation without insurance.


   The Permanent Insurance premium with respect to each such obligation is determined based upon the insurability of each such obligation as of the date of purchase by the Fund and will not be increased or decreased for any change in the creditworthiness of such obligation unless such obligation is in default as to payment or principal or interest, or both. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the date of purchase by the Fund.


   Each Insured Fund generally intends to retain any insured securities covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated BBB) that are not in default. In certain circumstances, however, NAM may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and either its par value or the market value of securities of a similar nature that are not in default or in significant risk of default, is more appropriate. Except as described above with respect to securities covered by Portfolio Insurance that are in default or subject to significant risk of default, the Funds will not place any value on the insurance in valuing the Municipal Obligations that it holds.


   Because each Portfolio Insurance policy will terminate as to Municipal Obligations sold by a Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of securities held by a Fund, whether or not the securities are in default or in significant risk of default. On the other hand, since Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as Municipal Obligations covered thereby are outstanding, such insurance may enhance the marketability of such securities, even when such securities are in default or in significant risk of default, but the exact effect, if any, on marketability cannot be estimated. Accordingly, the Funds may determine to retain or, alternatively, to sell Municipal Obligations covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

Portfolio Trading and Turnover


   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.



   The portfolio turnover rates for the 2004 and 2005 fiscal year-ends of the Funds were:



                                                            FISCAL YEAR
                                                            2004  2005
                                                            ----  ----
           Nuveen California Municipal Bond Fund...........  28%   16%
           Nuveen California Insured Municipal Bond Fund...  14    22
           Nuveen Connecticut Municipal Bond Fund..........   8     8
           Nuveen Massachusetts Municipal Bond Fund........  22    11
           Nuveen Massachusetts Insured Municipal Bond Fund  36    26
           Nuveen New Jersey Municipal Bond Fund...........  17    15
           Nuveen New York Municipal Bond Fund.............  12     8
           Nuveen New York Insured Municipal Bond Fund.....  10    12


When-Issued or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Special Considerations Relating to Municipal Obligations of Designated States

   As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.




Factors Pertaining to California



   Except to the extent the California Municipal Bond Fund and the California Insured Municipal Bond Fund (the "California Funds") invest in temporary investments, the California Funds will invest substantially all of their assets in California Municipal Obligations. The California Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in California or contained in official statements for various California Municipal Obligations.



   California's credit outlook has improved recently; however, it still maintains the lowest credit ratings of any state in the United States. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Overview


   California's economy, the largest in the nation, has been experiencing healthy growth over the last year. The State's unemployment rate declined to 5.4% in April 2005 from 6.4% in April 2004, compared to the national rate of 5.2% in April 2005. California's per capita personal income was $35,019 in 2004 compared to the national average of $32,937. In April 2005, California added 20,400 jobs - non-farm payroll employment was up 247,600 over the level of April 2004, a 1.7% increase.



   Other economic indicators, such as personal income growth, are slightly stronger statewide than at the national level. California personal income growth was 6.8% in the fourth quarter of 2004 compared to the fourth quarter of 2003. Personal income growth has consistently outpaced that of the nation since the second quarter of 2002. The State's budget situation benefits from this growth, since personal income taxes represent approximately 48% of general fund revenues.



Constitutional Limitations on Taxes, Other Charges and Appropriations


   Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as Proposition 13. Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



   Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



   Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit. It also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" that were not dedicated to a specific use.



   Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



   Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax that was imposed, extended or increased without voter approval after December 31, 1994, must be approved by a majority vote within two years.



   Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



   In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



   The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments and, for this reason, some ratings of California cities and counties have been, and others may be, reduced.



   Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most state subventions to local governments. No limit is imposed on appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.



   Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



   The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



   "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $4 billion under the limit for fiscal year 1997-98.



   Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



Obligations of the State of California


   Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the general fund after support of the public school system and public institutions of higher education. As of June 30, 2003, the State had outstanding approximately $29.6 billion of long-term general obligation bonds, and $6.7 billion of lease-purchase debt supported by the State's general fund.



Recall of Governor Davis


   On October 7, 2003, California voters removed Governor Gray Davis from office in a recall election and replaced him with actor Arnold Schwarzenegger, who assumed the Governor's office on November 17, 2003. Among Schwarzenegger's many campaign promises was the elimination of the budget deficit. After being elected, he successfully had the state legislature approve Propositions 57 and 58 for a voter referendum. These initiatives provided for, among other things, the issuance of $15 billion in Economic Recovery Bonds ("ERBs"), which would facilitate the payoff of $14 billion in Revenues Anticipation Notes and Warrants due in June 2004.



   Voters approved these referendums on March 2, 2004. Approximately $11 billion of the ERBs have been issued and the remaining portion will likely be issued at some undisclosed future date. The result of the issuance of the bonds has been to alleviate short-term liquidity stress on the State, which had contributed to previous credit downgrades.



Recent Financial Results


   General. Throughout the 1980's, the State's spending increased rapidly as its population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest state program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted, which (subject to suspension by a two-thirds vote of the legislature and the governor) guarantees local school districts and community college districts a minimum share of general fund revenues (currently about 40%).



   The principal sources of general fund revenues during fiscal year 2003 were the California personal income tax (49% of total revenues), the sales and use tax (34%), and bank and corporation taxes (10%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from general fund revenues, as a reserve to meet cash needs of the general fund, but which is required to be replenished as soon as sufficient revenues are available.

   Due to the accumulated effect of over-spending in fiscal years 2002 and 2003 and the impact of rapidly declining revenues caused primarily by the stock market's decline, the State ended fiscal year 2003 with a general fund balance of -$13.4 billion, or -20% of fiscal year 2003 revenues. This, along with a lack of appropriate measures to address the fiscal imbalance in fiscal year 2004 and an inadequate cash position, contributed to credit downgrades by the rating agencies in the second half of calendar year 2003. See Bond Ratings below.



   Fiscal year 2005 had not ended prior to the printing of this Statement of Additional Information, however, the State expects to end the year with a $6.7 billion general fund balance on a budgetary basis. Revenues in fiscal 2005 are expected to increase by $4.7 billion to $79.5 billion from fiscal 2004, or 6.3%, due to economic growth and one-time funds from a tax amnesty program that concluded in April 2005. Expenditures are expected to be $82 billion, about $2.5 billion higher than revenues.



   Fiscal 2006 Budget. In January 2005, Governor Schwarzenegger proposed the fiscal 2006 budget, which addressed a projected $9 billion structural budget deficit through a combination of expenditure program savings and new borrowings. In May 2005, the Governor updated the proposed 2006 budget, reflecting changes in revenues estimates. Due to stronger-than-expected revenues since January 2005, the Governor increased the proposed expenditures and reduced borrowing.



   The Governor's fiscal 2006 budget estimates revenues of $83.9 billion, expenditures of $88.5 billion and a year-end general fund balance of $2.1 billion. The Legislative Analyst's Office, a non-partisan third-party body that evaluates the State's budget, expects that the Governor's budget will result in a structural budget deficit of approximately $5 billion.



   The Legislature must approve the Governor's budget, and currently Democrats, who control the Assembly and the Senate have stated a desire for much higher education expenditures, funded by tax increases or additional borrowing. The Governor has objected to this. Negotiations may continue into fiscal 2006, which begins on July 1, 2005, and result in a late budget. Late budgets have been commonplace in California and, per se, generally have little or no impact on the State's credit rating.



Bond Ratings


   The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession. In December 2002, S&P and Fitch downgraded the State's ratings from A+ to A and from AA to A, respectively. S&P changed its outlook to stable from negative at the same time, while Fitch maintained its negative outlook. The downgrades resulted from Governor Davis' announcement of a higher projected combined budget deficit of $35 billion for fiscal years 2003 and 2004. In February 2003, Moody's downgraded the State to A2 from A1, while moving its outlook from negative to stable. The State's lack of progress in addressing its large, projected budget deficit was cited by Moody's as the reason for the downgrade. Moody's also noted that its new rating reflected the possibility that the State might not resolve its structural operating deficit in fiscal year 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the California Funds invest. Furthermore, it cannot be assumed that California will maintain its current credit ratings.



   In July 2003, the State struggled to develop a fiscal 2004 budget and consequently faced imminent cash flow shortages. As a result, and due to the likelihood that an eventual budget would not adequately address the structural budget deficit, S&P downgraded the State's credit rating to "BBB" with a stable outlook.



   In December 2003, Moody's downgraded the State's rating to Baa1 with a negative outlook and Fitch downgraded it to "BBB" with a negative outlook. These downgrades resulted from the apparent low probability, at the time, of the legislature approving Governor Schwarzenegger's Propositions 57 and 58, which were to provide for the issuance of the Economic Recovery Bonds ("ERBs").



   Shortly after these downgrades, the Governor was able to come to an agreement with the legislature and the Propositions were approved for the ballot. Subsequently, California voters approved the ballot measure on March 2, 2004, allowing the ERBs to be issued. The State issued approximately $11 billion of these bonds in May 2004. This provided cash for the State to pay off the same amount of short-term notes, alleviating stress from its balance sheet.



   Due to the State's improved balance sheet liquidity, a strengthening economy, and a slightly better budget outlook, Moody's upgraded California's credit rating on May 21, 2004 to A3 from Baa1 and maintains a positive outlook. S&P raised the State's rating to A/stable from BBB/positive on August 24, 2004. Fitch raised the rating to A-/stable from BBB+/stable on September 8, 2004.



Legal Proceedings


   The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions that would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include the property tax shift from counties to school districts, the Controller's ability to make payments within a State budget, and various other issues. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.



Obligations of Other Issuers of California Municipal Obligations


   There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



   State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the legislature enacted measures to provide for the redistribution of the State's general fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's general fund was budgeted at approximately 75% of general fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State general fund support for school districts, the 1992-1993 and 1993-1994 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and flexibility to operate health and welfare programs. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.



   Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June 1997, in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

   Assessment Bonds. California Municipal Obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



   California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time that challenges the constitutionality of such lease arrangements.



Other Considerations


   The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in state regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



   Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB and only resumed such ratings on a selective basis.



   Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



   The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes, or other revenue-raising measures, or that would further limit or, alternatively, increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the California Funds may invest, future allocations of state revenues to local governments, or the abilities of state or local governments, to pay the interest on, or repay the principal of, such California Municipal Obligations.



   Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. The federal government provided more than $13 billion in aid for both earthquakes and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the California Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates, (ii) an insurer to perform on its contracts of insurance in the event of widespread losses, or (iii) the federal or state government to appropriate sufficient funds within its respective budget limitations.





Factors Pertaining to Connecticut



   Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future state or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Connecticut Municipal Obligations in the Connecticut Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   Economy. Connecticut's economy has stabilized and is showing growth, with 17,900 jobs added so far in fiscal year 2005. Manufacturing has stabilized and defense spending continues to be a bright spot. Connecticut currently ranks fifth among the 50 states in total defense dollars. General Dynamic's Electric Boat, the giant submarine manufacturer in Groton, was awarded an $8.4 billion contract from the Navy in 2004. The State's fiscal economy is showing improvement, as well. After two years of operating deficits, the State's General Fund was able to post a small surplus in fiscal year 2004. The State is also projecting a General Fund surplus for fiscal year end 2005. Debt per capita is the highest in the nation and is expected to remain high due to substantial additional planned bond issuance going forward.



   Connecticut's per capita income of $45,398 in 2004 is the highest among the 50 states and represents 138% of the national average of $32,937. Connecticut's unemployment rate in April 2005 was 4.9% compared to the national average of 5.2% in April 2005 and the State's 5.0% average in April 2004.



   The recently released plan for military base closures and realignments, should they come to pass, could have a negative impact on certain areas of the State, most notably New London and Groton.

Under the current plan, the State stands to lose in excess of 8,500 military personnel, most from the proposed closure of the New London Submarine Base.



   Scandal in the Governor's office forced the resignation of three-term governor, Governor John Rowland, a Republican, on July 1, 2004. Lieutenant Governor Jodi Rell, also a Republican, replaced Rowland on that date and will fill out the remainder of the current term to January 2007. The transition has had no impact on the State's finances.



   Litigation. The State, its units, and employees are parties to several legal proceedings that may normally occur in government operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. There are several legal proceedings in which the State is involved that may be adversely decided against the State. It is unknown what effect, if any, these adverse decisions may have on future state expenditures or revenue sources of the State.



   Debt Ratings. As of May 18, 2005, Connecticut's general obligation debt carried ratings of Aa3 by Moody's, AA by S&P, and AA by Fitch. All three agencies assign "stable" outlooks reflecting the expectation that the State will continue to make appropriate adjustments to achieve structural budget balance in the event the economic recovery falls short of expectations. Moody's downgraded Connecticut to Aa3 from Aa2 on July 2, 2003 citing depleted reserves and budgetary stress. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Connecticut Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   Other Issuers of Connecticut Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State of Connecticut that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of Connecticut. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Connecticut Municipal Obligations.



Factors Pertaining to Massachusetts



   Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in Massachusetts. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future state or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Massachusetts Municipal Obligations in the Massachusetts Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

   Economy. The Massachusetts economy, like the national economy, is in recovery. Employment in the State bottomed out in January 2004, and began growing thereafter. Since January 2005, 10,000 non-farm jobs have been added. The Massachusetts economy is driven by healthcare, education, financial services and technology. Defense continues to play an important role as evidenced by the awarding to Raytheon Corp. of a $3 billion Navy contract in May 2005. Unemployment remains below the national average, registering 4.7% in April 2004 versus the national rate of 5.2% for the same month, and below the April 2004 state level of 5.3%. Per capita income levels remain high at approximately $41,801 in 2004, placing Massachusetts second among the states. Debt levels are among the highest in the nation on a per capita basis as well, but are manageable in relation to the State's above average income levels.



   The Massachusetts economy is fairly concentrated in the eastern portion of Massachusetts with more than 50% of its total population residing in the metropolitan Boston area. While many of the communities in the eastern portion of the State benefited from the economic expansion of the 1990's, several areas outside the metropolitan Boston region did not participate as fully and continue to be hampered by higher unemployment, lower per capita income, and stagnant property values.



   Central Artery/Tunnel Project. In 1983, construction began on the Central Artery/Ted Williams Tunnel Project (the "Big Dig"). The project involved the depression and widening of Boston's Central Artery (Interstate 93), which connects the city's downtown area to the City of Cambridge. In addition, the project included construction of the Ted Williams Tunnel, which connects Boston's downtown area to Logan International Airport and other points. The current total cost for the project is $14.6 billion, including about $335 million for contingencies. Federal dollars for the project are capped at $8.5 billion, putting the State at risk for any additional cost overruns. The Ted Williams Tunnel was completed in December 1995. Next, the I-90 extension to the Ted Williams Tunnel opened on January 20, 2003 and the northbound lanes of I-93 opened on March 29, 2003. The southbound lanes of I-93 opened on December 20, 2003. As of April 2005, the project was approximately 96% complete, with total project completion scheduled for mid-2005. With construction winding down, the potential for additional cost overruns is greatly diminished.



   On September 15, 2004, the tunnel housing the northbound lanes of I-93 developed a leak which closed several lanes. Subsequent investigations have found numerous leaks in the tunnels. According to the investigating engineers, the tunnels are still structurally sound but will require millions of dollars of repairs. The general contractor, Bechtel/Parsons Brinkerhoff has publicly stated that it will pay for said repairs. At this point, any financial impact on the State is expected to be small.



   Recent Financial Results. Following three challenging years, fiscal year 2004 posted a General Fund surplus of $1.2 billion. Tax revenues for fiscal year 2004 were 6.6% over fiscal year 2003 levels. State tax collections for fiscal year 2005, through February, are $571.6 million ahead of fiscal year 2004.





   2005 Fiscal Year Budget. The $23 billion fiscal year 2005 budget was adopted on June 15, 2004. It eliminated a $1.5 billion shortfall without a broad-based tax increase. It was the first budget in several years that did not include severe cuts in popular programs and services, but does include some modest spending increases in education, human services and criminal justice.



   2006 Fiscal Year Budget. The Governor has proposed a $23.2 billion budget for fiscal year 2006. If adopted, overall spending would increase by 2.4%. The fiscal year 2006 budget relies on $800 million more of tax revenue due to an improving economy and calls for the income tax to be cut from 5.3% to 5.0%. Aid to local municipalities would increase by 4.2%.

   Debt Ratings. As of May 23, 2005, Moody's maintained its Aa2/Stable outlook reflecting Massachusetts' high debt burden and high wealth levels. Moody's had changed its outlook to stable from negative on December 6, 2004 citing the State's improved revenue trends. S&P raised its ratings on the State on March 15, 2005 to AA from AA- citing greater budget certainty and an improving economy. Fitch rates the State AA- with a Stable outlook. Moody's upgraded its rating of the City of Boston's general obligation debt on February 8, 2005, from Aa2 to Aa1, citing improved financial performance, strong management and a manageable debt position. S&P and Fitch rate the City of Boston AA and AA, respectively. These ratings reflect the State's and City's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Massachusetts Funds may invest. Furthermore, it cannot be assumed that the State or the City of Boston will maintain its current credit ratings.



   Cost overruns associated with the Big Dig affected the credit ratings of the Massachusetts Turnpike Authority ("MTA"). The MTA has been overseeing the $14.6 billion Big Dig, and then assuming operations and maintenance responsibility for the system once the pieces of the project have been completed. Moody's downgraded the MTA's Metropolitan Highway System Senior Lien Bonds from A2 to A3 on January 23, 2003, citing concerns regarding deferrals of proposed rate increases during a period in which MTA was experiencing traffic and revenue declines and increased security costs as a result of the terrorist attacks. Fitch downgraded its ratings from A to BBB+ on October 23, 2002, citing similar concerns. These ratings reflect the credit quality of MTA only and do not indicate the creditworthiness of other tax-exempt securities in which the Massachusetts Funds may invest. Furthermore, there can be no assurance that the MTA will maintain its current credit ratings.



   In the late 1980's and early 1990's, the State and certain of its public bodies and municipalities faced serious financial difficulties that affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. While many of the financial and economic challenges have been addressed, difficulties could arise again in the future. Such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Municipal Obligations in the Massachusetts Funds. Should there be a financial crisis relating to Massachusetts, its public bodies or municipalities, during the term of the Massachusetts Funds, the market value and marketability of all outstanding bonds issued by the State and its public authorities or municipalities including the Massachusetts Municipal Obligations in the Massachusetts Funds and interest income to the Massachusetts Funds could be adversely affected.



   Total Bond and Note Liabilities. The total general obligation bond indebtedness of the State (including Dedicated Income Tax Debt and Special Obligation Debt) as of June 30, 2004 was approximately $32 billion.



   Certain Liabilities. Among the material future liabilities of the State are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities. Starting in 1978, the State began assuming full financial responsibility for all costs of the administration of justice within the State. The State continues to receive requests to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels. In addition, Medicaid expenditures have increased each year since the program was initiated. The State has signed consent decrees to continue improving mental health care and programs for the mentally retarded in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

   As a result of comprehensive legislation approved in January 1988, the State is required to fund future pension liabilities currently and to amortize the State's unfunded liabilities over 30 years. In April 2002, the acting governor and legislative leaders agreed to a new schedule that would extend amortization of the unfunded pension liability from June 2018 to June 2023.



   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, environmental disputes, and other alleged violations of state and federal laws. Adverse judgments in these matters generally could result in the expenditure of the State's funds. However, the State is unable to estimate its total exposure to these claims.



   Tax Limitation Measures. The State and its cities and towns operate under certain revenue-raising limitations. Proposition 21/2, which was passed by voters in 1980, restricts the annual increase in property taxes levied by cities and towns to 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and significant improvements to property. Limits on state tax revenues were approved by voters in 1986. While the State and most of its municipalities have managed within these constraints in recent years, these limitations could reduce financial flexibility in the future under different economic conditions.



   Massachusetts School Building Authority. In July 2004, the governor signed legislation creating the Massachusetts School Building Authority ("MSBA") to administer and manage the State's school building assistance program. Pursuant to the enabling legislation, one percent of the State's sales tax will eventually be dedicated to fund the MSBA. It also authorizes the State to issue $1 billion of general obligation bonds to help the MSBA fund its liabilities. This general obligation debt is expected to be issued in 2005 and 2006. The MSBA is expected to finance a substantial portion of its liabilities through the issuance of revenue bonds and the legislation authorizes up to $10 billion of such issuance.



   Other Issuers of Massachusetts Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Municipal Obligations.



Factors Pertaining to New Jersey



   Except to the extent the New Jersey Municipal Bond Fund (the "New Jersey Fund") invests in temporary investments, the New Jersey Fund will invest substantially all of its assets in New Jersey Municipal Obligations. The New Jersey Fund is therefore susceptible to political, economic or regulatory factors affecting New Jersey and governmental bodies within New Jersey. The following information provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and believed to be accurate. It is based in part on information obtained from various state and local agencies in New Jersey or contained in official statements for various New Jersey Municipal Obligations. No independent verification has been made of the accuracy or completeness of the following information. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of New Jersey Municipal Obligations in the New Jersey Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   Economy. The New Jersey economy, like the national economy, has emerged from recession. New Jersey enjoys a diverse economic base and has benefited from outsourcing of jobs from Manhattan. New Jersey recorded a 4.2% unemployment rate in April 2005, significantly lower than the national rate of 5.2% for the same month. This is down from a recent high of 6.1% for the State recorded in July 2003 and 5.1% in April 2004. Finance, business services, and healthcare are displaying growth, while weakness in telecom continues. New Jersey remains one of the country's wealthiest states, ranking third among the 50 states in per capita income in 2004 at $41,332. This figure represents 126% of the national average of $32,937.



   Recent Financial Results. New Jersey, like many states, has struggled in recent years with tax receipts failing to meet projections. Budget deficits have been addressed using reserve drawdowns, securitization of tobacco settlement proceeds, and various tax hikes. However, in fiscal year 2004, revenues began to stabilize, with General Fund revenues $565 million higher than originally projected. This allowed for a $282 million deposit into the State's depleted rainy day fund. The State reports that fiscal year 2005 revenues are approximately $1 billion ahead of projections.



   2005 Fiscal Year Budget. The State's $28 billion fiscal year 2005 budget was adopted on June 24, 2004. The use of deficit financing in that budget was challenged in court and eventually was heard by the State's Supreme Court. On July 26, 2004, the New Jersey Supreme Court declared the budget unconstitutional, but allowed it to stand, stating that throwing it out one month into the new fiscal year would be too disruptive. The Court, in a 4-1 decision, felt that the Governor acted in good faith, "relying on an honest, albeit erroneous, belief the budget was balanced properly." While the court left the 2005 budget in place, it said the State could not utilize this type of financing again in the future. This cleared the way for $1.9 billion of deficit financing bonds to be issued.



   2006 Fiscal Year Budget. Acting Governor Codey has proposed a $27.4 billion fiscal year 2006 budget. The proposed budget is actually less than the fiscal year 2005 budget, and goes a long way towards addressing the State's fiscal problems. It contains no major tax increases, but it suspends the popular property tax rebate for one year for all but the elderly and disabled, who will be cut back to $800. Aid to local municipalities is frozen at fiscal year 2005 levels.



   Debt Levels. State debt levels in New Jersey have increased by 79% since 2000. Most of this growth has occurred in appropriation-backed debt issued by various state agencies. According to a 2005 Moody's report, New Jersey ranked fourth nationwide in net tax-supported debt per capita at $2,901 (Moody's median: $703), and third in total gross tax supported debt at $29.8 billion.



   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, environmental disputes, disputes arising from the alleged disposal of hazardous waste, and other alleged violations of state and federal laws. Adverse judgments in these matters generally could result in the expenditure of state funds. However, the State is unable to estimate its total exposure to these claims.



   In October 1997, the Supreme Court declined to hear appeals regarding the unconstitutionality of the State's flow control legislation and thus opened the State's solid waste market to competition. New Jersey's solid waste facilities have approximately $1.5 billion of debt outstanding and have faced rating downgrades since 1996 as a result of the federal court ruling that the State's flow control legislation was illegal. The State has taken several actions in order to help New Jersey counties raise more money to pay off their debt, including the imposition of an environmental investment charge on either trash haulers or businesses or residences that generate the trash.



   Various New Jersey solid waste issuers have encountered financial difficulty in meeting debt service obligations in recent years. Although the State has intervened somewhat by creating an emergency reserve for financially distressed solid waste issuers, concerns surrounding the overall fiscal health of the solid waste sector remain.



   On December 28, 2000, a suit was filed (the Lonegan Case) challenging the constitutionality of various state statutes that authorize various state authorities and instrumentalities to issue bonds payable by annual appropriations under a contract with such authority or instrumentality. Following several appeals, the New Jersey Supreme Court rendered an opinion in favor of the State on April 9, 2003, upholding the legality of appropriation-backed debt.



   Debt Ratings. Following the New Jersey State Supreme Court's decision on the constitutionality of deficit financing, all three rating agencies downgraded their ratings of the State in July 2004. Moody's dropped its rating from Aa2 to Aa3, S&P reduced its rating from AA to AA-, and Fitch dropped its rating from AA to AA-. All cited the State's tight fiscal condition and its inability to address structural imbalance. The ratings outlook is stable from all three agencies. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New Jersey Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.



   Other Issuers of New Jersey Obligations. There are a number of agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State of New Jersey. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of New Jersey Municipal Obligations.





Factors Pertaining to New York



   Except to the extent the New York Municipal Bond Fund and the New York Insured Municipal Bond Fund (the "New York Funds") invest in temporary investments, the New York Funds will invest substantially all of their assets in New York Municipal Obligations. The New York Funds are therefore susceptible to political, economic or regulatory factors affecting the State of New York and governmental bodies within the State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State, its various public bodies (the "Agencies"), and other entities located within the State, including New York City (the "City"), in connection with the issuance of their respective securities. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the New York Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



   (1) The State: Due in part to the events of September 11, 2001, the downturn in the State was more severe than the economic slowdown that plagued the nation. However, New York State, as well as the nation as a whole, has emerged from recession. For April 2005, the State recorded an unemployment rate of 4.9%, slightly below the national average of 5.2%. This is down from a recent high of 6.6% for the State recorded in January 2004.



   Disparities between the performance of the upstate and downstate economies remain. Throughout recent years, improvement in the upstate economy has not been as pronounced as in downstate areas, like the City, because many upstate communities did not participate as fully in the economic expansion of the late 1990s.



   New York remains one of the wealthier states in the nation. The State's 2004 per capita personal income was $38,228, which is approximately 116% of the national average of $32,937.



   Indebtedness. As of March 31, 2004, the total amount of state general obligation debt stood at $3.8 billion. The State's general obligation debt is voter approved. In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. LGAC is authorized to issue up to $4.7 billion in bonds plus amounts necessary to fund capital reserve, costs of issuance and, in certain cases, capitalized interest. LGAC has issued all of its authorization. Any issuance of bonds by LGAC in the future will be for refunding purposes only.



   Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (nonvoter approved), the debt service for which is paid from state appropriations. As of March 31, 2004, there were $33.7 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC.



   State Budget. The $105.4 billion fiscal year 2006 budget was passed on March 31, 2005, the first time in 21 years that New York has passed a budget by the legally required April 1 deadline. Though the temporary income and sales tax surcharges end as scheduled, the budget raises other fees and taxes by $1.1 billion, such as a new 0.125% sales tax surcharge to be levied in the New York City metro area to help fund the MTA.



   A court challenge to the way New York City funds its public schools is progressing through the judicial process. On February 14, 2005, New York State Judge Leland DeGrasse ordered $5.6 billion be spent each year on New York City schools, with an additional $9.2 billion spent on capital projects over the next 5 years to provide proper facilities. He did not stipulate from where those funds would come. Governor Pataki has appealed this decision. As such, no provision has been made in the current budget for said expenditures. Should the State or City be ordered to make these expenditures, additional budget strain would result.



   State Debt Ratings. Moody's upgraded its rating on the State's general obligation debt to A1 from A2 on November 9, 2004 citing improvement in the State's economic outlook. The outlook remains positive. S&P rates the State AA, and Fitch rates it AA-, both with stable outlooks. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

   (2) New York City: New York City accounts for approximately 40% of the State's population and personal income. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income, and retail sales, may have an impact on the State.



   Following an overall improvement in the City's economy throughout the late 1990's, the City fell into recession in 2001. The tragic events of September 11, 2001, exasperated this already unfolding trend. Recovery, clean up, and repair efforts at the World Trade Center ("WTC") site resulted in substantial expenditures by the City. However, the federal government has largely reimbursed the City for its direct costs connected to the response and remediation of the WTC site. The federal government has also committed assistance for costs such as transit improvements, road reconstruction, and grants to businesses and residents in lower Manhattan.



   The falloff in tax revenues caused by the recession and terrorist attacks led to deficits in the City budget in fiscal years 2002, 2003 and 2004. The City responded by cutting expenditures, increasing taxes and borrowing through the Transitional Finance Authority to balance its budgets. Led in part by recoveries in the financial services and tourism industries, the City's employment outlook has stabilized and job growth has resumed. The City currently expects to post a General Fund surplus of $3.3 billion for fiscal year 2005 (before discretionary transfers).



   In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature created (i) the Municipal Assistance Corporation ("MAC") to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).



   Pursuant to state law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood of the occurrence of an annual operating deficit of more than $100 million, or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by state law to exercise certain powers, including prior approval of city financial plans, proposed borrowings and certain contracts. Unless extended, the Control Board will sunset on July 1, 2008.



   The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections, such developments could result in reductions in projected state aid to the City. In addition, there can be no assurance that state budgets for future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional expenditures as a result of such delays.



   Indebtedness. The City and related organizations issue debt to fund capital and other improvements in the City.



   New York City General Obligation Debt. The State Constitution requires the City to pledge its full faith and credit for the payment of principal and interest on the City's term and serial bonds and guaranteed debt. The City's ability to issue general obligation debt is limited by the State Constitution to 10% of the average of five years' full valuations of taxable real estate.



   Municipal Assistance Corporation. Created in 1975, MAC is empowered to issue and sell bonds and notes and also provides certain oversight of the City's financial activities. MAC has no taxing power. All outstanding bonds issued by MAC have been retired or refunded. There are currently no plans to issue any additional MAC debt.



   New York City Municipal Water Finance Authority. Established in 1985, the New York City Municipal Water Finance Authority ("MWFA") issues debt to finance the cost of capital improvements to the City's water distribution and sewage collection system. Bonds issued by the MWFA are paid from water and sewer fees and charges.



   New York City Transitional Finance Authority. The New York Transitional Finance Authority ("TFA") was created by legislative act in March 1997 ("1997 Act") to assist the City in funding its capital program. Absent creation of this authority, the City would have faced limitations on its general obligation borrowing capacity after 1998 under the State's Constitution. TFA was authorized to issue debt in an aggregate principal amount of $7.5 billion. The 1997 Act was amended in June 2001 to increase the aggregate amount of authorized debt issuance to $11.5 billion. In September 2001, the 1997 Act was amended to allow TFA to issue an additional $2.5 billion in recovery bonds and notes in response to the City's financing needs after the events of September 11, 2001. TFA has no taxing power. All outstanding bonds issued by TFA are general obligations of TFA and do not constitute debt of either the City or the State. Neither the City, nor a creditor of the City, has any claim to TFA's revenues and assets. TFA bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts. Sales taxes are only available to TFA if the amounts of personal income tax revenues fall below statutorily specified coverage levels. Net collections of taxes not required by TFA are paid to the City by TFA.



   New York City Tobacco Settlement Asset Securitization Corporation. The New York City Tobacco Settlement Asset Securitization Corporation ("TSASC") was created in November 1999 to further assist the City in funding its capital programs. TSASC is a special-purpose, bankruptcy-remote, not-for-profit corporation authorized to issue debt in an aggregate principal amount of $2.5 billion. TSASC has no taxing power. Bonds issued by TSASC are secured by Tobacco Settlement Revenues arising out of the Master Settlement Agreement between 46 states and the participating cigarette manufacturers. The program was structured such that forecasted revenues are in excess of annual debt service requirements, with the residual flowing back to New York City for the financing of various capital projects. Bonds issued by TSASC are not debt of the State or the City. Furthermore, neither the revenues nor the taxing power of the State or the City is pledged towards debt service payments.



   As of June 30, 2004, the City had $31.4 billion in general obligation debt outstanding. Related City issuers--TFA, MWFA and TSASC--had $13.4 billion, $12.5 billion and $1.3 billion in revenue bonds outstanding, respectively.



   Debt Ratings. As of May 25, 2005, Moody's, S&P, and Fitch rate the City's general obligation debt A1, A+, and A+ respectively, with stable outlooks. Moody's raised its rating on the City from A2 to A1 on April 4, 2005 citing improvement in the City's economy and its strong management controls. S&P upgraded its rating on the City to A+ from A on May 17, 2005 citing similar reasons. These ratings reflect the City's credit quality only and do not indicate the credit worthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that the City will maintain its current credit ratings.

   In addition, Moody's upgraded the rating of TFA obligations on March 14, 2005 from Aa2 to Aa1 citing strong coverage of debt service. S&P raised its rating of TFA debt on March 14, 2005 from AA+ to AAA citing similar reasons. Fitch rates the TFA AA+. Debt obligations of MWFA have been assigned ratings of Aa2, AA, and AA by the rating agencies. TSASC obligations have been assigned ratings of Baa3, BBB, and BBB, respectively, with higher ratings assigned to short and/or intermediate maturity ranges of the unique bond issue. Ratings on TSASC bonds were lowered by all three rating agencies in 2003 due to concerns about tobacco company litigation. Moody's further reduced its rating on TSASC twice in 2004 in response to the Freedom Holdings case, which challenges provisions of the tobacco Master Settlement Agreement. These ratings reflect these entities' credit quality only and do not indicate the credit worthiness of other tax-exempt securities in which the New York Funds may invest. Furthermore, it cannot be assumed that these entities will maintain their current credit ratings.



   The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a materially adverse effect upon the City's ability to carry out its financial plan. As of June 30, 2004, the City estimated its potential future liability on outstanding claims to be $4.4 billion.



   (3) State Agencies: Certain Agencies of the State have faced substantial financial difficulties that could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.



   Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would likely have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.



   As of March 31, 2004, the State reported that its public benefit corporations had an aggregate of $33.7 billion of outstanding debt, some of which was state-supported and state-related debt.



   In 2001, the State enacted legislation providing for the issuance of State Personal Income Tax Revenue Bonds ("PIT Bonds") to be issued by State Public Benefit Corporations. The legislation provides that 25% of personal income tax receipts be deposited into a separate fund to provide for debt service on PIT Bonds, with excess amounts returned to the State's General Fund. The first PIT Bonds were issued on May 9, 2002, and approximately $3.3 billion was outstanding as of March 31, 2004.



   (4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of state and federal laws. Included in the

State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.



   Freedom Holdings, Inc. v. Spitzer. On January 6, 2004, the US 2nd District Court reinstated part of Freedom Holdings, Inc. v. Spitzer, a lawsuit challenging New York State's Contraband Statutes as a violation of anti-trust law. The Contraband Statutes are an enforcement mechanism related to the tobacco Master Settlement Agreement ("MSA"). Should the plaintiffs ultimately prevail, portions of the revenues that support various tobacco settlement securitizations in New York State could be impacted. As a result of the reinstatement of the lawsuit, Moody's reduced its ratings on most unenhanced New York tobacco securitizations to Ba1. S&P and Fitch have not taken any rating actions at this time. No trial date has been set, and the ultimate outcome of this case cannot be predicted.



   (5) Other Municipalities: Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have experienced financial problems in the past and have required additional State assistance. Such requests could occur again in the future, which could impact the State's financial position. The State does have some oversight authority over some of these localities. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units, other than New York City, authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.



   Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Emergency Financial Control Board for Yonkers ("EFCB") by the State in 1984. Consequently, the State supervised the financial affairs of Yonkers by requiring that financial plans be submitted to the EFCB on an annual basis. However, in July 1998, the EFCB voted itself out of existence after the determination that Yonkers had met the financial conditions to end the emergency period.



   In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp. was created, and imposed a 1996 budget plan upon the City of Troy, New York. A similar municipal assistance corporation has also been established for the City of Newburgh. In addition, several other cities in the State, including Utica, Rome, Schenectady, Syracuse, and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition.



   Ongoing budgetary difficulties experienced by Nassau County resulted in the State's appointment of National Association of Securities Dealers Chairman and CEO, Frank Zarb, as special advisor to Nassau in March 2000. Mr. Zarb, in conjunction with the State created the Nassau Interim Finance Authority ("NIFA"). NIFA serves as a temporary financing mechanism that has aided Nassau in restructuring its excessive amount of outstanding debt. The State has also covenanted to provide an estimated $100 million of transitional aid over a 5-year period, which is contingent on Nassau officials implementing budget balancing actions to address Nassau's ongoing budget difficulties. In April 2001, newly elected County Executive Thomas Suozzi unveiled a four year financial plan designed to aid Nassau regain its financial stability. The multi-year financial plan was approved by NIFA, which will continue to monitor Nassau's financial progress. As a result of the implementation of the financial recovery plan, Nassau's ratings have been upgraded several times. Moody's currently rates Nassau A3 with a stable outlook. S&P has raised its ratings on Nassau to A-. Fitch upgraded Nassau from BBB+ to A- in March 2004 and maintains a positive outlook.

   Fiscal difficulties experienced by the City of Buffalo resulted in the creation of the Buffalo Fiscal Stability Authority, a state control board, in July 2003. The Authority provides ongoing oversight and monitoring of financial results and debt issuance of the City of Buffalo, which has submitted a four year recovery plan and expects to have structurally balanced operations by 2008. Moody's currently rates the City of Buffalo Baa3 with a negative outlook. S&P rates Buffalo BBB- with a stable outlook.



   Certain proposed federal expenditure reductions could reduce or, in some cases, eliminate federal funding of some local programs and, accordingly, might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.



   If the State, the City, or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Funds, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect certain localities and require increasing state assistance in the future.



   (6) Other Issuers of New York Municipal Obligations: There are a number of other tax-exempt entities in the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the State.


Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund's portfolio securities. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

   No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits with respect to all currently effective hedging investments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments


   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.


   The Funds may invest in the following federally tax-exempt short-term investments:

      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

   Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund's fees and expenses.

   U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

   --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

   --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

   --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

      Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

      Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

      Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Fund will bear its proportionate share of the money market fund's fees and expenses.

      Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.


      Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of NAM present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. NAM will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

Directors and Officers

   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 9, one of whom is an "interested person" (as the term is defined in the 1940 Act) and 8 of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                            Number of
                                                                                           Portfolios
                                          Term of Office                                     in Fund       Other
                          Position(s)     and Length of                                      Complex   Directorships
    Name, Birthdate        Held with     Time Served with       Principal Occupations      Overseen by    Held by
      and Address            Funds            Trust             During Past Five Years       Trustee      Trustee
    ---------------       -----------    ----------------       ----------------------     ----------- -------------

Trustee who is an interested person of the Trust:
-------------------------------------------------
Timothy R. Schwertfeger* Chairman of   Term--Indefinite/(1)/ Chairman (since 1999) and         155      See
3/28/49                  the Board and Length of service--   Trustee (since 1996) of the                Principal
333 West Wacker Drive    Trustee       Since 1996            funds advised by Nuveen                    Occupation
Chicago, IL 60606                                            Institutional Advisory                     description
                                                             Corp.**; Chairman (since
                                                             1996) and Director of
                                                             Nuveen Investments, Inc.,
                                                             Nuveen Investments, LLC,
                                                             Nuveen Advisory Corp.,
                                                             Nuveen Institutional
                                                             Advisory Corp. and the
                                                             funds advised by Nuveen
                                                             Advisory Corp.**; Director
                                                             (since 1996) of Institutional
                                                             Capital Corporation;
                                                             Chairman and Director
                                                             (since 1997) of Nuveen
                                                             Asset Management;
                                                             Chairman and Director of
                                                             Rittenhouse Asset
                                                             Management, Inc. (since
                                                             1999); Chairman of Nuveen
                                                             Investments Advisers, Inc.
                                                             (since 2002).

                                                                                        Number of
                                   Term of Office                                      Portfolios
                                   and Length of                                         in Fund       Other
                     Position(s)        Time                                             Complex   Directorships
  Name, Birthdate     Held with     Served with           Principal Occupations        Overseen by    Held by
    and Address         Funds          Trust              During Past Five Years         Trustee      Trustee
  ---------------    -----------   --------------         ----------------------       ----------- -------------

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner      Trustee   Term--              Private Investor and                  155      N/A
8/22/40                          Indefinite/(1)/     Management Consultant.
333 West Wacker                  Length of service--
Drive                            Since 1996
Chicago, IL 60606

Lawrence H. Brown      Trustee   Term--              Retired (since 1989) as Senior        155      See
7/29/34                          Indefinite/(1)/     Vice President of The Northern                 Principal
333 West Wacker                  Length of           Trust Company; Director (since                 Occupation
Drive                            service--           2002) Community Advisory                       description
Chicago, IL 60606                Since 1996          Board for Highland Park and
                                                     Highwood, United Way of the
                                                     North Shore.

Jack B. Evans          Trustee   Term--              President, The Hall-Perrine           155      See
10/22/48                         Indefinite/(1)/     Foundation, a private                          Principal
333 West Wacker                  Length of           philanthropic corporation                      Occupation
Drive                            service--           (since 1996); Director and Vice                description
Chicago, IL 60606                Since 2003          Chairman, United Fire Group,
                                                     a publicly held company;
                                                     Adjunct Faculty Member,
                                                     University of Iowa; Director,
                                                     Gazettte Companies; Life
                                                     Trustee of Coe College;
                                                     Director, Iowa College
                                                     Foundation; formerly, Director,
                                                     Alliant Energy; formerly,
                                                     Director, Federal Reserve Bank
                                                     of Chicago; formerly, President
                                                     and Chief Operating Officer,
                                                     SCI Financial Group, Inc., a
                                                     regional financial services firm.

William C. Hunter***   Trustee   Term--              Dean and Distinguished                155      See
3/6/48                           Indefinite/(1)/     Professor of Finance, School of                Principal
333 West Wacker                  Length of           Business at the University of                  Occupation
Drive                            service--           Connecticut (since 2002);                      description
Chicago, IL 60606                Since 2004          previously, Senior Vice
                                                     President and Director of
                                                     Research at the Federal
                                                     Reserve Bank of Chicago
                                                     (1995-2003); Director (since
                                                     1997), Credit Research Center
                                                     at Georgetown University;
                                                     Director (since 2004) of Xerox
                                                     Corporation.

                                                                                         Number of
                                                                                        Portfolios
                                    Term of Office                                        in Fund       Other
                     Position(s)    and Length of                                         Complex   Directorships
  Name, Birthdate     Held with    Time Served with         Principal Occupations       Overseen by    Held by
    and Address         Funds           Trust               During Past Five Years        Trustee      Trustee
  ---------------    -----------   ----------------    -------------------------------- ----------- -------------

David J. Kundert***    Trustee   Term--Indefinite/(1)/ Retired (since 2004) as              153      See
10/28/42                         Length of service--   Chairman, JPMorgan Fleming                    Principal
333 West Wacker                  Since 2005            Asset Management, President                   Occupation
Drive                                                  and CEO, Banc One                             description
Chicago, IL 60606                                      Investment Advisors
                                                       Corporation, and President,
                                                       One Group Mutual Funds;
                                                       prior thereto, Executive Vice
                                                       President, Bank One
                                                       Corporation and Chairman and
                                                       CEO, Banc One Investment
                                                       Management Group; Board of
                                                       Regents, Luther College;
                                                       currently a member of the
                                                       American and Wisconsin Bar
                                                       Associations.

William J. Schneider   Trustee   Term--Indefinite/(1)/ Chairman, formerly, Senior           155      See
9/24/44                          Length of service--   Partner and Chief Operating                   Principal
333 West Wacker                  Since 1996            Officer (retired, December                    Occupation
Drive                                                  2004), Miller-Valentine Partners              description
Chicago, IL 60606                                      Ltd., a real estate investment
                                                       company; formerly, Vice
                                                       President, Miller-Valentine
                                                       Realty, a construction
                                                       company; Chair of the Finance
                                                       Committee and Member of the
                                                       Audit Committee, Premier
                                                       Health Partners, the not-for-
                                                       profit company of Miami
                                                       Valley Hospital; President,
                                                       Dayton Philharmonic Orchestra
                                                       Association; Board Member,
                                                       Regional Leaders Forum,
                                                       which promotes cooperation
                                                       on economic development
                                                       issues; Director and Immediate
                                                       Past Chair, Dayton
                                                       Development Coalition;
                                                       formerly, Member, Community
                                                       Advisory Board, National City
                                                       Bank, Dayton, Ohio and
                                                       Business Advisory Council,
                                                       Cleveland Federal Reserve
                                                       Bank.

                                                                                        Number of
                                                                                       Portfolios
                                     Term of Office                                      in Fund       Other
                      Position(s)    and Length of                                       Complex   Directorships
   Name, Birthdate     Held with    Time Served with        Principal Occupations      Overseen by    Held by
     and Address         Funds           Trust              During Past Five Years       Trustee      Trustee
   ---------------    -----------   ----------------    ------------------------------ ----------- -------------

Judith M. Stockdale     Trustee   Term--Indefinite/(1)/ Executive Director, Gaylord        155      N/A
12/29/47                          Length of service--   and Dorothy Donnelley
333 West Wacker                   Since 1996            Foundation (since 1994); prior
Drive                                                   thereto, Executive Director,
Chicago, IL 60606                                       Great Lakes Protection Fund
                                                        (from 1990 to 1994).

Eugene S. Sunshine***   Trustee   Term--Indefinite/(1)/ Senior Vice President for          155      See
1/22/50                           Length of service--   Business and Finance,                       Principal
333 West Wacker                   Since 2005            Northwestern University (since              Occupation
Drive                                                   1997); Director (since 2003),               description
Chicago, IL 60606                                       Chicago Board of Options
                                                        Exchange; Director (since
                                                        2003), National Mentor
                                                        Holdings, a privately-held,
                                                        national provider of home and
                                                        community-based services;
                                                        Chairman (since 1997), Board
                                                        of Directors, Rubicon, a pure
                                                        captive insurance company
                                                        owned by Northwestern
                                                        University; Director (since
                                                        1997), Evanston Chamber of
                                                        Commerce and Evanston
                                                        Inventure, a business
                                                        development organization.

--------

  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the 1940 Act, because he is an officer and director of Nuveen Asset Management.


 **Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.


***Trustee Hunter was appointed to the Nuveen Funds' Board in 2004. Trustees
   Kundert and Sunshine were appointed to the Nuveen Funds' Board in 2005.

/(1)/Trustees serve an indefinite term until his/her successor is elected.

                                                                                                     Number of
                                            Term of                                                 Portfolios
                                          Office and                                                  in Fund
                                           Length of                                                  Complex
  Name, Birthdate      Position(s) Held   Time Served            Principal Occupations              Overseen by
    and Address           with Fund       with Trust             During Past Five Years               Officer
  ---------------      ----------------   -----------            ----------------------             -----------

Officers of the Trust:
----------------------

Gifford R. Zimmerman Chief Administrative Term--Until Managing Director (since 2002), Assistant         155
9/9/56                 Officer            July 2005   Secretary and Associate General Counsel,
333 W. Wacker Drive                       Length of   formerly, Vice President and Assistant
Chicago, IL 60606                         Service--   General Counsel, of Nuveen Investments,
                                          Since 1996  LLC; Managing Director (since 2002),
                                                      General Counsel (since 1998) and Assistant
                                                      Secretary, formerly, Vice President of
                                                      Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.*; Managing
                                                      Director (since 2002) and Assistant Secretary
                                                      and Associate General Counsel, formerly,
                                                      Vice President (since 2000) of Nuveen Asset
                                                      Management; Managing Director (since
                                                      2004) and Assistant Secretary (since 1994) of
                                                      Nuveen Investments, Inc.; Assistant
                                                      Secretary of NWQ Investment Management
                                                      Company, LLC. (since 2002); Vice President
                                                      and Assistant Secretary of Nuveen
                                                      Investments Advisers Inc. (since 2002);
                                                      Managing Director, Associate General
                                                      Counsel and Assistant Secretary of
                                                      Rittenhouse Asset Management, Inc. (since
                                                      2003); Chartered Financial Analyst.

Julia L. Antonatos   Vice President       Term--Until Managing Director (since 2005), formerly          155
9/22/63                                   July 2005   Vice President (since 2002); formerly,
333 W. Wacker Drive                       Length of   Assistant Vice President (since 2000) of
Chicago, IL 60606                         Service--   Nuveen Investments, LLC; Chartered
                                          Since 2004  Financial Analyst.

Michael T. Atkinson  Vice President       Term--Until Vice President (since 2002), formerly,            155
2/3/66                                    July 2005   Assistant Vice President (since 2000),
333 W. Wacker Drive                       Length of   previously, Associate of Nuveen
Chicago, IL 60606                         Service--   Investments, LLC.
                                          Since 2000

                                                                                                    Number of
                                           Term of                                                 Portfolios
                                         Office and                                                  in Fund
                                          Length of                                                  Complex
   Name, Birthdate     Position(s) Held  Time Served            Principal Occupations              Overseen by
     and Address          with Funds     with Trust             During Past Five Years               Officer
   ---------------     ----------------  -----------            ----------------------             -----------

Peter H. D'Arrigo     Vice President and Term--Until Vice President of Nuveen Investments, LLC         155
11/28/67                Treasurer        July 2005   (since 1999); Vice President and Treasurer
333 W. Wacker Drive                      Length of   (since 1999) of Nuveen Investments, Inc.;
Chicago, IL 60606                        Service--   Vice President and Treasurer (since 1999) of
                                         Since 1999  Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp.*; Vice President
                                                     and Treasurer of Nuveen Asset Management
                                                     (since 2002) and of Nuveen Investments
                                                     Advisers Inc. (since 2002); Assistant
                                                     Treasurer of NWQ Investment Management
                                                     Company, LLC. (since 2002); Vice President
                                                     and Treasurer of Rittenhouse Asset
                                                     Management, Inc. (since 2003); Chartered
                                                     Financial Analyst.

Jessica R. Droeger    Vice President     Term--Until Vice President (since 2002), Assistant            155
9/24/64                 and Secretary    July 2005   Secretary and Assistant General Counsel
333 W. Wacker Drive                      Length of   (since 1998) formerly, Assistant Vice
Chicago, IL 60606                        Service--   President (since 1998) of Nuveen
                                         Since 1998  Investments, LLC; Vice President (since
                                                     2002) and Assistant Secretary (since 1998)
                                                     formerly, Assistant Vice President of Nuveen
                                                     Advisory Corp.; Nuveen Institutional
                                                     Advisory Corp.* and Vice President and
                                                     Assistant Secretary (since 2005) of Nuveen
                                                     Asset Management.

Lorna C. Ferguson     Vice President     Term--Until Managing Director (since 2004), formerly,         155
10/24/45                                 July 2005   Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                      Length of   Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                        Service--   Institutional Advisory Corp.*; Managing
                                         Since 1998  Director (since 2005) of Nuveen Asset
                                                     Management.

William M. Fitzgerald Vice President     Term--Until Managing Director (since 2002), formerly,         155
3/2/64                                   July 2005   Vice President of Nuveen Investments;
333 W. Wacker Drive                      Length of   Managing Director (since 1997), of Nuveen
Chicago, IL 60606                        Service--   Advisory Corp. and Nuveen Institutional
                                         Since 1997  Advisory Corp.*; Managing Director of
                                                     Nuveen Asset Management (since 2001);
                                                     Vice President of Nuveen Investments
                                                     Advisers Inc. (since 2002); Chartered
                                                     Financial Analyst.

                                                                                                        Number of
                                                 Term of                                               Portfolios
                                               Office and                                                in Fund
                                                Length of                                                Complex
   Name, Birthdate        Position(s) Held     Time Served           Principal Occupations             Overseen by
     and Address             with Funds        with Trust            During Past Five Years              Officer
   ---------------        ----------------     -----------           ----------------------            -----------

Stephen D. Foy        Vice President and       Term--Until Vice President (since 1993) and Funds           155
5/31/54                 Controller             July 2005   Controller (since 1998) of Nuveen
333 W. Wacker Drive                            Length of   Investments, LLC; formerly, Vice President
Chicago, IL 60606                              Service--   and Funds Controller (1998-2004) of
                                               Since 1997  Nuveen Investments, Inc.; Certified Public
                                                           Accountant.

James D. Grassi       Vice President and Chief Term--Until Vice President and Deputy Director of           155
4/13/56                 Compliance Officer     July 2005   Compliance (since 2004) of Nuveen
333 W. Wacker Drive                            Length of   Investments, LLC, Nuveen Investments
Chicago, IL 60606                              Service--   Advisers Inc., Nuveen Asset Management,
                                               Since 2004  Nuveen Advisory Corp., Nuveen
                                                           Institutional Advisory Corp.* and
                                                           Rittenhouse Asset Management, Inc.;
                                                           formerly, Senior Attorney (1994-2004), The
                                                           Northern Trust Company.

David J. Lamb         Vice President           Term--Until Vice President (since 2000) of Nuveen           155
3/22/63                                        July 2005   Investments, LLC; Certified Public
333 W. Wacker Drive                            Length of   Accountant.
Chicago, IL 60606                              Service--
                                               Since 2000

Tina M. Lazar         Vice President           Term--Until Vice President of Nuveen Investments, LLC       155
8/27/61                                        July 2005   (since 1999).
333 West Wacker Drive                          Length of
Chicago, IL. 60606                             Service--
                                               Since 2000

Larry W. Martin       Vice President and       Term--Until Vice President, Assistant Secretary and         155
7/27/51                 Assistant Secretary    July 2005   Assistant General Counsel of Nuveen
333 W. Wacker Drive                            Length of   Investments, LLC; Vice President and
Chicago, IL 60606                              Service--   Assistant Secretary of Nuveen Advisory
                                               Since 1997  Corp. and Nuveen Institutional Advisory
                                                           Corp.*; Vice President (since 2005) and
                                                           Assistant Secretary of Nuveen Investments,
                                                           Inc.; Vice President (since 2005) and
                                                           Assistant Secretary (since 1997) of Nuveen
                                                           Asset Management; Vice President (since
                                                           2000), Assistant Secretary and Assistant
                                                           General Counsel (since 1998) of
                                                           Rittenhouse Asset Management, Inc.; Vice
                                                           President and Assistant Secretary of Nuveen
                                                           Investments Advisers Inc. (since 2002);
                                                           Assistant Secretary of NWQ Investment
                                                           Management Company, LLC (since 2002).

--------
  *Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

   The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.


   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. During the fiscal year ended February 28, 2005, the Executive Committee did not meet.



   The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown, William J. Schneider and Eugene S. Sunshine. During the fiscal year ended February 28, 2005, the Audit Committee met 4 times.



   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine. During the fiscal year ended February 28, 2005, the Nominating and Governance Committee met 5 times.



   The Dividend Committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. During the fiscal year ended February 28, 2005, the Dividend Committee met 4 times.



   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended February 28, 2005, the Compliance, Risk Management and Regulatory Oversight Committee met 4 times.



   The Trustees of the Trust are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 113 Nuveen closed-end funds except, David J. Kundert is trustee of 42 Nuveen open-end funds and 111 closed-end funds managed by NAM.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2004:


                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      Robert P. Bremner......        $0                Over $100,000
      Lawrence H. Brown......        $0                Over $100,000
      Jack B. Evans..........        $0                Over $100,000
      William C. Hunter......        $0             $50,000-$100,000
      David J. Kundert*......        $0                           $0
      William J. Schneider...        $0                Over $100,000
      Judith M. Stockdale....        $0                Over $100,000
      Timothy R. Schwertfeger        $0                Over $100,000
      Eugene S. Sunshine*....        $0             $50,000-$100,000



--------
   * Mr. Kundert and Mr. Sunshine did not serve on the Board as of December 31, 2004.

   No trustee who is not an interested person of the Trust owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended February 28, 2005.


                                                Amount of      Total
                                                  Total     Compensation
                                 Aggregate    Compensation   from Fund
                                Compensation  that Has Been   and Fund
            Name of Trustee     From Trust/1/  Deferred/2/   Complex/3/
            ---------------     ------------  ------------- ------------
        William E. Bennett/4/..    $1,288        $1,044       $ 36,000
        Robert P. Bremner......     3,675           482        114,017
        Lawrence H. Brown......     3,756             0        110,750
        Jack B. Evans..........     3,937           843        116,375
        William C. Hunter/5/...     2,971         2,421         89,625
        Anne E. Impellizzeri/6/     4,404         3,623        125,900
        William L. Kissick/6/..     2,224         1,028        111,250
        David J. Kundert/7/....       n/a           n/a            n/a
        Thomas E. Leafstrand/6/     1,855           597         56,250
        Peter R. Sawers/6/.....     4,419         3,624        124,500
        William J. Schneider...     3,459         2,782        110,667
        Judith M. Stockdale....     3,125           804         98,900
        Eugene S. Sunshine/8/..       n/a           n/a            n/a
        Sheila W. Wellington/6/     1,676         1,360         50,500

--------
/1/The compensation paid to the independent trustees for the fiscal year ended
   February 28, 2005 for services to the Trust.

/2/Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.


/3/Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending February 28, 2005 for services to the open-end and closed-end funds advised by NAM.


/4/Mr. Bennett resigned as Trustee on April 30, 2004.

/5/Mr. Hunter became a Trustee on May 16, 2004.

/6/Under the Fund's retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington retired on June 30, 2004. In addition, Board Members Impellizzeri, Kissick and Sawers, who had not reached the age or service period at which retirement would be called for under the retirement policy, also retired on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers each received a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

 /7/Mr. Kundert became a Trustee on February 23, 2005.

/8/Mr. Sunshine became a Trustee on February 23, 2005.

Compensation


   The trustee affiliated with Nuveen and NAM serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NAM ("Independent Trustees") as of January 1, 2005 receive a $85,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee or Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required, $500 per day for Compliance, Risk Management and Regulatory Oversight Committee attendance by telephone or in person where in-person attendance is not required and $750 per day for Audit Committee attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by NAM, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. As noted above, Board Members Impellizzeri, Kissick and Sawers retired on June 30, 2004. These three Board Members each received a payment at the time of their retirement as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the time specified in the current retirement policy. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.


   Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

   The independent trustees of the funds managed by NAM are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC.


   As of June 7, 2005, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each of the Funds.



   The following table sets forth the percentage ownership of each person, who, as of June 7, 2005, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                              Percentage of
       Name of Fund and Class                Name and Address of Owner          Ownership
       ----------------------         --------------------------------------- -------------
Nuveen California Municipal Bond Fund Citigroup Global Markets Inc. House          7.86%
  Class A Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

Nuveen California Municipal Bond Fund Citigroup Global Markets Inc. House          6.94%
  Class B Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      MLPF&S for the Sole Benefit of its          15.28%
                                      Customers
                                      Attn: Fund Admin. Sec. 97NB2
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

                                      Willis S. Slusser and Marion B. Slusser      5.26%
                                      TRS
                                      Willis & Marion Slusser 2002 Family
                                      U/A 1/9/02
                                      200 Deer Valley Rd. Apt. 1D
                                      San Rafael, CA 94903-5513

Nuveen California Municipal Bond Fund Citigroup Global Markets Inc. House          9.61%
  Class C Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      MLPF&S for the Sole Benefit of its          24.10%
                                      Customers
                                      Attn: Fund Admin. Sec. 97GY0
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

                                      LPL Financial Services                       5.02%
                                      9785 Towne Centre Drive
                                      San Diego, CA 92121-1968

Nuveen California Municipal Bond Fund Citigroup Global Markets Inc. House          6.13%
  Class R Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                                                        Percentage of
      Name of Fund and Class             Name and Address of Owner        Ownership
      ----------------------        ----------------------------------- -------------
Nuveen California Insured Municipal UBS Financial Services Inc. FBO          9.56%
  Bond Fund Class A Shares......... Mildred D. Galli
                                    Trustee of the Mildred D. Galli
                                    Revocable Trust dated 12/21/00
                                    48 Linden Avenue
                                    Atherton, CA 94027-2149

Nuveen California Insured Municipal Citigroup Global Markets Inc. House      5.35%
  Bond Fund Class B Shares......... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its      18.25%
                                    Customers
                                    Attn: Fund Admin. Sec. 97NB3
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

Nuveen California Insured Municipal Citigroup Global Markets Inc. House      8.90%
  Bond Fund Class C Shares......... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its      18.94%
                                    Customers
                                    Attn: Fund Admin. Sec. 97GY1
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

                                    Dean Witter for the Benefit of the       6.28%
                                    Maniatakos Family Trust
                                    P.O. Box 250 Church Street Station
                                    New York, NY 10008-0250

Nuveen Connecticut Municipal Bond   Citigroup Global Markets Inc. House      6.94%
  Fund Class A Shares.............. Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its      15.28%
                                    Customers
                                    Attn: Fund Admin. Sec. 973F5
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

                                                                      Percentage of
     Name of Fund and Class            Name and Address of Owner        Ownership
     ----------------------       ----------------------------------- -------------
Nuveen Connecticut Municipal Bond Citigroup Global Markets Inc. House      6.86%
  Fund Class B Shares............ Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

                                  MLPF&S for the Sole Benefit of its      19.71%
                                  Customers
                                  Attn: Fund Admin. Sec. 97NC1
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Citigroup Global Markets Inc. House      9.87%
  Fund Class C Shares............ Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

                                  MLPF&S for the Sole Benefit of its      24.10%
                                  Customers
                                  Attn: Fund Admin. Sec. 97CM5
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

Nuveen Connecticut Municipal Bond Richard M. Timberlake                   11.09%
  Fund Class R Shares............ 1/2 Bolling Pl. Apt. 208
                                  Greenwich, CT 06830-6540

                                  Elizabeth L. McColgin                    6.26%
                                  Elizabeth L. McColgin Trust
                                  U/A 7/30/85
                                  101 Hat Shop Hill Road
                                  Bridgewater, CT 06752-1238

                                  UBS Financial Services Inc. FBO          6.50%
                                  Caren L. Schwartz
                                  320 Flintlock Road
                                  Southport, CT 06890-1079

                                  Edward D. Jones and Co. F/A/O           12.46%
                                  Philip Thomas Benard
                                  P.O. Box 2500
                                  Maryland Heights, MO 63043-8500

                                                                           Percentage of
        Name of Fund and Class              Name and Address of Owner        Ownership
        ----------------------         ----------------------------------- -------------
Nuveen Massachusetts Municipal Bond    Citigroup Global Markets Inc. House     16.49%
  Fund Class B Shares................. Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

                                       MLPF&S for the Sole Benefit of its      30.04%
                                       Customers
                                       Attn: Fund Admin. Sec. 97NB5
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

Nuveen Massachusetts Municipal Bond    MLPF&S for the Sole Benefit of its      15.28%
  Fund Class C Shares................. Customers
                                       Attn: Fund Admin. Sec. 97GY9
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

                                       NFSC                                     5.19%
                                       Sybil G. Byrnes
                                       9 Indian Dawn
                                       Wayland, MA 01778-3920

Nuveen Massachusetts Insured Municipal Citigroup Global Markets Inc. House      7.13%
  Bond Fund Class B Shares............ Attn: Peter Booth 7th Floor
                                       333 West 34th Street
                                       New York, NY 10001-2402

                                       Josephine H. Penna                       5.49%
                                       Marilyn P. Kane
                                       Anita C. Morace
                                       JT Wros
                                       80 Howard Street
                                       Agawam, MA 01001-1132

Nuveen Massachusetts Insured Municipal MLPF&S for the Sole Benefit of its       8.18%
  Bond Fund Class C Shares............ Customers
                                       Attn: Fund Admin. Sec. 97GX5
                                       4800 Deer Lake Drive E.
                                       3rd Floor
                                       Jacksonville, FL 32246-6484

                                                                          Percentage of
       Name of Fund and Class              Name and Address of Owner        Ownership
       ----------------------         ----------------------------------- -------------
Nuveen New Jersey Municipal Bond Fund Citigroup Global Markets Inc. House      8.95%
  Class A Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      MLPF&S for the Sole Benefit of its       6.68%
                                      Customers
                                      Attn: Fund Admin. Sec. 97E82
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund Citigroup Global Markets Inc. House      6.81%
  Class B Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      MLPF&S for the Sole Benefit of its      19.51%
                                      Customers
                                      Attn: Fund Admin. Sec. 97NH0
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund Citigroup Global Markets Inc. House      6.28%
  Class C Shares..................... Attn: Peter Booth 7th Floor
                                      333 West 34th Street
                                      New York, NY 10001-2402

                                      MLPF&S for the Sole Benefit of its      24.48%
                                      Customers
                                      Attn: Fund Admin. Sec. 97GX1
                                      4800 Deer Lake Drive E.
                                      3rd Floor
                                      Jacksonville, FL 32246-6484

Nuveen New Jersey Municipal Bond Fund Charles Schwab & Co. Inc. for the        6.74%
  Class R Shares..................... Benefit of their Customers
                                      P.O. Box 173797
                                      Denver, CO 80217-3797

                                                                        Percentage of
      Name of Fund and Class             Name and Address of Owner        Ownership
      ----------------------        ----------------------------------- -------------
Nuveen New York Municipal Bond Fund Citigroup Global Markets Inc. House      8.55%
  Class A Shares................... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its       9.40%
                                    Customers
                                    Attn: Fund Admin. Sec. 97E86
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund Citigroup Global Markets Inc. House     14.24%
  Class B Shares................... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its      15.36%
                                    Customers
                                    Attn: Fund Admin. Sec. 97NH1
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund Citigroup Global Markets Inc. House      9.25%
  Class C Shares................... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                    MLPF&S for the Sole Benefit of its      30.56%
                                    Customers
                                    Attn: Fund Admin. Sec. 97G00
                                    4800 Deer Lake Drive E.
                                    3rd Floor
                                    Jacksonville, FL 32246-6484

Nuveen New York Municipal Bond Fund Citigroup Global Markets Inc. House      9.71%
  Class R Shares................... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

Nuveen New York Insured Municipal   Citigroup Global Markets Inc. House      8.59%
  Bond Fund Class A Shares......... Attn: Peter Booth 7th Floor
                                    333 West 34th Street
                                    New York, NY 10001-2402

                                                                      Percentage of
     Name of Fund and Class            Name and Address of Owner        Ownership
     ----------------------       ----------------------------------- -------------
Nuveen New York Insured Municipal Citigroup Global Markets Inc. House     22.70%
  Bond Fund Class B Shares....... Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

                                  MLPF&S for the Sole Benefit of its      19.56%
                                  Customers
                                  Attn: Fund Admin. Sec. 97NB7
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

                                  NFSC                                     8.19%
                                  William M. Donofrio
                                  25 Homer Street
                                  Staten Island, NY 10301-3101

Nuveen New York Insured Municipal Citigroup Global Markets Inc. House      8.85%
  Bond Fund Class C Shares....... Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

                                  MLPF&S for the Sole Benefit of its      40.13%
                                  Customers
                                  Attn: Fund Admin. Sec. 97GX0
                                  4800 Deer Lake Drive E.
                                  3rd Floor
                                  Jacksonville, FL 32246-6484

Nuveen New York Insured Municipal Citigroup Global Markets Inc. House     15.95%
  Bond Fund Class R Shares....... Attn: Peter Booth 7th Floor
                                  333 West 34th Street
                                  New York, NY 10001-2402

INVESTMENT ADVISER AND INVESTMENT
MANAGEMENT AGREEMENT

Generally

   NAM acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. NAM also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.


   NAM is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NAM are subsidiaries of JNC, which is a publicly-traded company and was, until April 2005, a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



   Pursuant to an investment management agreement between NAM and the Trust, prior to August 1, 2004, each of the Funds agreed to pay an annual management fee at the rates set forth below:


              Average Daily Net Assets             Management Fee
              ------------------------             --------------
              For the first $125 million..........     .5500%
              For the next $125 million...........     .5375%
              For the next $250 million...........     .5250%
              For the next $500 million...........     .5125%
              For the next $1 billion.............     .5000%
              For the next $3 billion.............     .4750%
              On net assets of $5 billion and over     .4500%


   A complex-wide fee schedule for all Funds managed by NAM and its affiliates, including the Funds, went into effect on August 1, 2004. This complex-wide fee schedule is expected to marginally decrease the rate at which management fees are to be paid by the Funds. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.


   NAM has contractually agreed to waive all or a portion of its management fee or reimburse certain expenses of the Nuveen California, California Insured, Massachusetts, Massachusetts Insured, New York and New York Insured Municipal Bond Funds in order to prevent total operating expenses (including NAM's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding ..75% (.975% for Insured Funds) of average daily net assets of any class of shares of those Funds.

   Each Fund's management fee is divided into two components--a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. The pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the Funds' effective management fees were reduced by approximately ..0095% as of May 31, 2005.



   Each Fund's management fee equals the sum of a fund-level fee and a complex-level fee.


   Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:


              Average Daily Net Assets             Fund-Level Fee
              ------------------------             --------------
              For the first $125 million..........     .3500%
              For the next $125 million...........     .3375%
              For the next $250 million...........     .3250%
              For the next $500 million...........     .3125%
              For the next $1 billion.............     .3000%
              For the next $3 billion.............     .2750%
              On net assets of $5 billion and over     .2500%


   The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:


                                                  Complex-Level
                 Complex-Level Assets/(1)/             Fee
                 -------------------------        -------------
                 First $55 billion...............     .2000%
                 Next $1 billion.................     .1800%
                 Next $1 billion.................     .1600%
                 Next $3 billion.................     .1425%
                 Next $3 billion.................     .1325%
                 Next $3 billion.................     .1250%
                 Next $5 billion.................     .1200%
                 Next $5 billion.................     .1175%
                 Next $15 billion................     .1150%
                 For Assets over $91 billion/(2)/     .1400%


/(1)/The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

/(2)/With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined. In addition to the management fee, each Fund also pays a portion of the Nuveen Multistate Trust II's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   For the last three fiscal years, the Funds paid net management fees as follows:


                                          Management Fees Net of Expense  Fee Waivers and Expense
                                            Reimbursement Paid to NAM     Reimbursements from NAM
                                                for the Year Ended          for the Year Ended
                                         -------------------------------- -----------------------
                                          2/28/03    2/29/04    2/28/05   2/28/03 2/29/04 2/28/05
                                         ---------- ---------- ---------- ------- ------- -------
Nuveen California Municipal Bond Fund... $1,428,475 $1,425,821 $1,424,629   $--     $--     $--
Nuveen California Insured Municipal Bond
 Fund...................................  1,446,779  1,464,608  1,409,278    --      --      --
Nuveen Connecticut Municipal Bond Fund..  1,577,804  1,646,931  1,550,494    --      --      --
Nuveen Massachusetts Municipal Bond
 Fund...................................    568,088    596,651    631,317    --      --      --
Nuveen Massachusetts Insured Municipal
 Bond Fund..............................    490,342    530,374    499,646    --      --      --
Nuveen New Jersey Municipal Bond Fund...    829,673    935,776    921,452    --      --      --
Nuveen New York Municipal Bond Fund.....  1,731,539  1,816,547  1,827,588    --      --      --
Nuveen New York Insured Municipal Bond
 Fund...................................  1,961,912  2,042,599  1,966,813    --      --      --


   In addition to the management fee of NAM, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

   The Funds, the other Nuveen funds, NAM, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

The Portfolio Managers

   Unless otherwise indicated, the information below is provided as of the date of this SAI.

   The following individuals have primary responsibility for the day-to-day implementation of the Funds' investment strategies:

           Name            Fund
           Paul L. Brennan Connecticut Municipal Bond Fund
                           New Jersey Municipal Bond Fund
                           New York Municipal Bond Fund
                           New York Insured Municipal Bond Fund
                           Massachusetts Municipal Bond Fund
                           Massachusetts Insured Municipal Bond Fund
           Scott R. Romans California Municipal Bond Fund
                           California Insured Municipal Bond Fund

   Other Accounts Managed. In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:



                                                    Number of
 Portfolio Manager     Type of Account Managed      Accounts       Assets
 ----------------- -------------------------------- --------- --------------
  Paul L. Brennan. Registered Investment Companies     36     $7,089,136,000*
                   Other Pooled Investment Vehicles     0     $            0
                   Other Accounts                       1     $      479,515**
  Scott R. Romans. Registered Investment Companies     27     $5,810,720,000*
                   Other Pooled Investment Vehicles     0     $            0
                   Other Accounts                       2     $      140,501**




* Assets are as of February 28, 2005


**Assets are as of March 31, 2005



   Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of JNC (the parent company of the Adviser). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2005, the S&P/Investortools Municipal Bond index was comprised of 44,603 securities with an aggregate current market value of $832 billion.


   Base salary. Each portfolio manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a portfolio manager's base salary.


   Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of JNC, Inc. in achieving its business objectives.



   Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by JNC. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.


   Material Conflicts of Interest. Each portfolio manager's simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Fund and the other account. The Adviser, however, believes that such potential conflicts are mitigated by the fact that the Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.



   Beneficial Ownership of Securities. As of the date of this prospectus, no portfolio manager beneficially owns any stock issued by the Funds.


Investment Adviser and Investment Management Agreement


Approval of Investment Management Agreement



   At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent trustees, unanimously approved the Investment Management Agreement between each Fund and NAM (the "Adviser").



The Approval Process



   To assist the Board in its evaluation of an advisory contract with the Adviser, the independent trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by the Adviser; the organization of the Adviser, including the responsibilities of various departments and key personnel; the respective Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group") as described below; the profitability of the Adviser and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of the Adviser in providing the various services; the advisory fees of the Adviser, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of the Adviser's management fees with the fees the Adviser assesses to other types of investment products or accounts, if any; the soft dollar practices of the Adviser; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.



   In addition to the foregoing materials, independent legal counsel to the independent trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the board in voting on advisory agreements.

   At the Board meeting, the Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the trustees considered the advisory contracts with the Adviser. The independent trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund;
(d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.



Nature, Extent and Quality of Services



   In evaluating the nature, extent and quality of the Adviser's services, the trustees reviewed information concerning the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; narrative and statistical information concerning the respective Fund's performance record and how such performance compares to the Fund's Peer Group; information describing the Adviser's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the trustees received materials regarding the changes or additions in personnel of the Adviser. The trustees further noted the willingness of the personnel of the Adviser to engage in open, candid discussions with the Board. The trustees further considered the quality of the Adviser's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of the Adviser. In their review of advisory contracts for the fixed income funds, the trustees also noted that Nuveen won the 2004 Lipper Award for Best Fund Family: Fixed Income-Large Asset Class. Given the trustees' experience with the Funds, other Nuveen funds and the Adviser, the trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of the Adviser.



   In addition to advisory services, the independent trustees considered the quality of the administrative or non-advisory services provided. In this regard, the Adviser provides the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Adviser and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the trustees considered, in particular, the Adviser's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The trustees noted the Adviser's focus on compliance and its compliance systems. In their review, the trustees considered, among other things, the additions of experienced personnel to the Adviser's compliance group and modifications and other enhancements to the Adviser's computer systems. In addition to the foregoing, the trustees also noted that the Adviser outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.



   With respect to services provided to the Funds, the trustees also noted, among other things, the enhancements the Adviser has implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify the Adviser's computer systems as necessary to support the innovations of the municipal investment team (such as the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments).



   Based on their review, the trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were of a high level and were quite satisfactory.



The Investment Performance of the Fund and the Adviser



   As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group, if available. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group if available. In evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group. The trustees evaluated, among other things, a Fund's one, three and five year total returns (as available) for the periods ending December 31, 2004 relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the trustees determined that each Fund's absolute and relative investment performance over time had been satisfactory.



Fees, Expenses and Profitability



   Fees and Expenses. In evaluating the management fees and expenses that a Fund is expected to bear, the trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and respective expense ratios of the unaffiliated funds in its Peer Group. The trustees reviewed the financial information of the Adviser, including its respective revenues, expenses and profitability. In reviewing fees, the trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in its Peer Group and peer averages. In this regard, the trustees noted that the relative ranking of the Nuveen Funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain Funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Economies of Scale. In addition to the foregoing, in their review of the fee and expense information provided for the municipal funds, including, in particular, the expense ratios of the unaffiliated funds in the Peer Group, the trustees determined that such Funds' net total expense ratios were within an acceptable range compared to such peers.



   Comparisons with the Fees of Other Clients. The trustees further compared the fees of the Adviser to the fees the Adviser or an affiliate thereof assessed for other types of clients. Such other clients included clients investing in municipal funds, such as municipal managed accounts. With respect to municipal managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Fund. The trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, the Adviser and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the trustees also considered, among other things, the differences in product distribution, investor profiles and account sizes. Accordingly, the trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.



   Profitability of the Adviser. In conjunction with its review of fees, the trustees also considered the profitability of the Adviser. The trustees reviewed the Adviser's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the trustees reviewed the Adviser's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc., and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the trustees considered the Adviser's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by the Adviser. Based on their review, the trustees were satisfied that the Adviser's level of profitability from its relationship with each Fund was reasonable in light of the services provided.



   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Indirect Benefits below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the trustees determined that the advisory fees and expenses of the respective Fund were reasonable.



Economies of Scale and Whether Fee Levels Reflect These Economies of Scale



   In reviewing the compensation, the trustees have long understood the benefits of economies of scale as the assets of a fund grows and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the trustees reviewed data regarding the reductions of fees for the Funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all Funds in the Nuveen complex. The trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.



Indirect Benefits



   In evaluating fees, the trustees also considered any indirect benefits or profits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the trustees considered any benefits from soft dollar arrangements. The trustees noted that although the Adviser manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that the Adviser typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, the Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services.



   In addition to soft dollar arrangements, the trustees also considered any other revenues, if any, received by the Adviser or its affiliates. In this regard, for Funds with 12b-1 plans, the trustees received and considered the amount 12b-1 fees retained by Nuveen during the last calendar year. The trustees noted that the vast majority of the 12b-1 fees received by Nuveen are ultimately paid to other financial advisers.



Other Considerations



   Nuveen, until recently, was a majority owned subsidiary of St. Paul Travelers. As noted, St. Paul Travelers earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of the Adviser. Pursuant to a series of transactions, St. Paul Travelers has begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore the Adviser. As mandated by the 1940 Act, such a change in control would result in an assignment of the advisory agreement with the Adviser and the automatic termination of such agreement. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul Travelers' interest will have an impact on the various factors they considered in approving the Adviser, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul Travelers transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of the Adviser; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by the Adviser to finance certain of the transactions; the ability of the Adviser to perform its duties after the transactions; whether a Fund's fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the operations of the Adviser. Based on its review, the Board determined that St. Paul Travelers' divestiture would not affect the nature and quality of services provided by the Adviser, the terms of the Investment Management Agreements, including the fees thereunder, and would not materially affect the organization or operations of the Adviser. Accordingly, the Board determined that their analysis of the various factors regarding their approval of the Adviser would continue to apply after the change of control.



Approval



   The trustees did not identify any single factor discussed previously as all-important or controlling. The trustees, including a majority of independent trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to each Fund, that the renewal of the Investment Management Agreements should be approved, and that the new, post-change of control Investment Management Agreements be approved and recommended to shareholders.




Proxy Voting Policies

   The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

   In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

   NAM is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.


   The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of NAM to seek the best execution under the circumstances of each trade. NAM evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be NAM's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM's own research efforts, the receipt of research information is not expected to reduce significantly NAM's expenses. While NAM will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of NAM in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.


   NAM may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

   In determining net asset value for the Funds, each Fund's custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.


   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV; a security with respect to which an event has occurred that is likely to make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of such securities.


TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal, state and local taxation of the Funds.

   Each Fund intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. If for a tax year a Fund retains any investment company gain, it will pay tax on the gain at regular corporate rates. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies), two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.


   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest, any investment company taxable income, and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect to such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.


   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.


   Prior to purchasing shares in a Fund, the impact of dividends or distributions, which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers gain on the sale of shares held for more than one year will generally be taxed at rates applicable to long- term capital gains, while gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at ordinary income rates.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay any material amount of the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations). Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

   Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.


   The Funds are required in certain circumstances to withhold the applicable rate (currently 28%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the Code.


State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws, which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

California

   The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the California Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the California Funds.

   The following is based on the assumptions that the California Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the California Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the California Funds' shareholders.

   The California Funds will be subject to the California corporate franchise and corporation income tax only if they have a sufficient nexus with California. If they are subject to the California franchise or corporation income tax, the California Funds do not expect to pay a material amount of such tax.

   Distributions by the California Funds that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

   All distributions of California Funds to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

   Gain on the sale, exchange, or other disposition of shares of the California Funds will be subject to the California personal income and corporate franchise taxes.

   Shares of the California Funds may be subject to the California estate tax if held by a California decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

Connecticut

   The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Connecticut Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Connecticut Fund transactions.

   The following is based on the assumptions that the Connecticut Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Connecticut Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Connecticut Fund's shareholders.

   The Connecticut Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

   Distributions from the Connecticut Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

   All distributions from the Connecticut Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Connecticut Fund distributions received that are not exempt-interest dividends or capital gain dividends.

   Gain on the sale, exchange, or other disposition of shares of the Connecticut Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

   Shares of the Connecticut Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

Massachusetts

   The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Massachusetts Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Massachusetts Funds' transactions.

   The following is based on the assumptions that the Massachusetts Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions of the Massachusetts Funds to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Massachusetts Funds' shareholders.

   The Massachusetts Funds are not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

   Distributions by the Massachusetts Funds that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Massachusetts Funds that are attributable to interest on obligations of the United States exempt from state income taxation under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

   Distributions by the Massachusetts Funds, regardless of source, are subject to the Massachusetts corporate excise tax.

   Gain on the sale, exchange, or other disposition of shares of the Massachusetts Funds will generally be subject to the Massachusetts personal income and corporate excise tax.

   Shares of the Massachusetts Funds may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

New Jersey

   The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Jersey Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the New Jersey Fund.

   The following is based on the assumptions that the New Jersey Fund will qualify under Subchapter M of the Code as a regulated investment company and under New Jersey law as a qualified investment fund, that it will satisfy the conditions which will cause the New Jersey Fund's distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the New Jersey Fund's shareholders.

   The New Jersey Fund will be subject to the New Jersey corporation business tax or the New Jersey corporation income tax only if it has a sufficient nexus with New Jersey. If it is subject to either tax, the New Jersey Fund does not expect to pay a material amount of either tax.

   Distributions by the New Jersey Fund that are attributable to interest or gains on any obligation of New Jersey or its political subdivisions or to interest or gains on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Jersey gross income tax. All other distributions will be subject to the New Jersey gross income tax.

   All distributions from the New Jersey Fund, regardless of source, will increase the taxable base of shareholders subject to the New Jersey corporation business tax or the New Jersey corporation income tax.

   Gain on the sale, exchange, or other disposition of shares of the New Jersey Fund will not be subject to the New Jersey gross income tax. Conversely, losses from such transactions may not be used to offset New Jersey taxable gains. Gains from such transactions will be subject to the New Jersey corporation income tax.

   Shares of the New Jersey Fund may be subject to the New Jersey inheritance tax or the New Jersey estate tax if owned by a New Jersey decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey state and local tax matters.

New York

   The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the New York Funds. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Fund transactions.

   The New York Funds will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if they have a sufficient nexus with New York State or New York City. If they are subject to such taxes, they do not expect to pay a material amount of either tax.

   Individual shareholders of the New York Funds, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the New York Funds clearly identify as directly attributable to interest earned on Municipal Obligations issued by governmental authorities in New York ("New York Municipal Obligations") and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on Municipal Obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the New York Funds of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the New York Funds of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the New York Funds will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

   All distributions from the New York Funds, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

   Gain from the sale, exchange, or other disposition of shares of the New York Funds will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

   Shares of the New York Funds may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.


   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares as described below.


   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.


   The minimum initial investment is $3,000 per fund share class ($1,000 for individual retirement accounts, $500 for educational individual retirement accounts, $50 if you establish a systematic investment plan and $250 for accounts opened through fee-based programs). You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.



   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares of a Fund. The example assumes a purchase on February 28, 2005 of Class A Shares from the Nuveen Massachusetts Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.



  Net Asset Value per share........................................... $10.09
  Per Share Sales Charge--4.20% of public offering price (4.36% of net
    asset value per share)............................................    .44
                                                                       ------
  Per Share Offering Price to the Public.............................. $10.53


   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Eligibility

Rights of Accumulation


   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.


Letter of Intent


   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio or otherwise.


   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions

   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.


   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/ maturity occurred not more than 90 days prior to reinvestment.


Group Purchase Programs

   If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant in the program is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure

   You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more, Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  . officers, trustees and former trustees of the Nuveen and former Flagship Funds;


  . bona fide, full-time and retired employees and directors of Nuveen, and subsidiaries thereof, or their immediate family members;


  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;


  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.


   For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

Class R Share Purchase Eligibility

   Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

  . direct institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;


  . bona fide, full-time and retired employees and directors of Nuveen, and subsidiaries thereof, or their immediate family members;


  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such unit investment trusts in Class R Shares, if, before September 6, 1994, such purchasers of Nuveen unit investment trusts had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee, and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Classes A, B or C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and 10) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the 1940 Act, as amended.

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of one of the Funds at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.


   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See "Frequent Trading Policy" below.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.




Frequent Trading Policy



   The Fund's Frequent Trading Program is as follows:



   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.



   1. Definition of Round Trip



   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.



   2. Round Trip Trade Limitations



   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts either controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.





   3. Definition of Frequent Trader



   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.



   4. Rules Governing Trades Placed by Frequent Traders



   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1:00 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.



   5. Enforcement



   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to (a) interpret the terms and application of these policies, (b) to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and
(c) to exclude the application of its provisions to certain classes of redemptions, as set forth in each fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts at certain distributors may be dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.



Exclusions from the Frequent Trading Policy



   As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive "wrap" fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner);
(v) redemptions made pursuant to a systematic withdrawal plan, up to 1 % monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (vi) involuntary redemptions caused by operation of law; (vii) redemptions in connection with a payment of account or plan fees; and (viii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.



   In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 591/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 591/2; and (ii) redemptions to satisfy required minimum distributions after age 701/2 from an IRA account.





DISCLOSURE OF PORTFOLIO HOLDINGS



   The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of each Fund's portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds' publicly accessible website, www.nuveen.com. Currently, each Fund publishes on the website complete portfolio holdings information as of the end of each month. For Municipal Funds, this information is posted approximately 2-5 business days after the end of the month as of which the information is current and for all other Funds this information is posted approximately 2-5 business days after the end of the month following the month as of which the information is current. Additionally, all Funds publish on the website a list of top ten holdings as of the end of each month, approximately 2-5 business days after the end of the month for which the information is current. This information will remain available on the website at least until a Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.



   Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds' website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient's duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including their investment adviser and/or subadviser(s), independent registered public accounting firm, custodian, financial printer (R. R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including Institutional Shareholder Services, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds' independent trustees (Chapman & Cutler). Also, the Funds' investment adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek's systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds' investment adviser and/or subadvisers may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid potential misuse of the disclosed information.



   Non-public portfolio holdings information may be provided to other persons if approved by the Funds' Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.



   Compliance officers of the Funds and their investment adviser and subadviser(s) periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds' policy. Reports are made to the Funds' Board of Trustees on an annual basis.



   There is no assurance that the Funds' policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.




General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.


   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Funds' Prospectuses, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.


   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the applicable Prospectus.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.


   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust II, dated February 1, 1997 and last renewed on August 3, 2004 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.


                                         Year Ended            Year Ended            Year Ended
                                      February 28, 2003     February 29, 2004     February 28, 2005
                                    --------------------- --------------------- ---------------------
                                                  Amount                Amount                Amount
                                     Amount of   Retained  Amount of   Retained  Amount of   Retained
                                    Underwriting    By    Underwriting    By    Underwriting    By
                                    Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
Fund                                ------------ -------- ------------ -------- ------------ --------
Nuveen California Municipal Bond
 Fund..............................     $151       $20        $118       $16        $149       $22
Nuveen California Insured Municipal
 Bond Fund.........................      271        --         284         9         170        24
Nuveen Connecticut Municipal Bond
 Fund..............................      579        --         350        45         432        62
Nuveen Massachusetts Municipal
 Bond Fund.........................       82        10          84        11          82        11
Nuveen Massachusetts Insured
 Municipal Bond Fund...............      171        17          76        10          65        10
Nuveen New Jersey Municipal Bond
 Fund..............................      222        --         136        --         119        14
Nuveen New York Municipal Bond
 Fund..............................      310        --         254        34         361        41
Nuveen New York Insured Municipal
 Bond Fund.........................      247         3         226        24         236        35


Other compensation to certain dealers


   NAM, at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or
(b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen funds.

   In 2005, NAM expects that it will pay additional compensation to the following dealers:

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Morgan Stanley DW Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLAN

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to ..20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

   During the fiscal year ended February 28, 2005, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.


                                                       Compensation Paid to
                                                      Authorized Dealers for
                                                          the Year Ended
                                                        February 28, 2005
                                                      ----------------------
    Nuveen California Municipal Bond Fund:
       Class A.......................................        $130,730
       Class B.......................................         153,030
       Class C.......................................         135,721
    Nuveen California Insured Municipal Bond Fund:
       Class A.......................................        $160,166
       Class B.......................................         185,824
       Class C.......................................          97,626
    Nuveen Connecticut Municipal Bond Fund:
       Class A.......................................        $436,076
       Class B.......................................         286,066
       Class C.......................................         275,507
    Nuveen Massachusetts Municipal Bond Fund:
       Class A.......................................        $ 68,533
       Class B.......................................          69,296
       Class C.......................................          79,726
    Nuveen Massachusetts Insured Municipal Bond Fund:
       Class A.......................................        $ 41,043
       Class B.......................................          66,073
       Class C.......................................          94,346
    Nuveen New Jersey Municipal Bond Fund:
       Class A.......................................        $144,404
       Class B.......................................         247,909
       Class C.......................................         208,806
    Nuveen New York Municipal Bond Fund:
       Class A.......................................        $247,328
       Class B.......................................         362,500
       Class C.......................................         269,089
    Nuveen New York Insured Municipal Bond Fund:
       Class A.......................................        $163,730
       Class B.......................................         231,043
       Class C.......................................         141,966


   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost that a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT


   PricewaterhouseCoopers, LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Funds. In addition to audit services, the auditors will provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of that firm in giving that report.


   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations that are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.


   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but NAM will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.


   Index Options. The Funds may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.


   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                  MAI-MS2-0605D

--------------------------------------------------------------------------------


Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 28,
                                               2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders soon will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We will be sending you more information about this process in the coming weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments

  Nuveen California Municipal Bond Fund
  Nuveen California Insured Municipal Bond Fund

  Portfolio managers Scott Romans and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund. Scott, who has 5 years of investment experience, has managed the uninsured California Fund since 2003. Dan, with 18 years of investment experience, began managing the insured California Fund in May 2004.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the national and California municipal market during the 12-month period ended February 28, 2005?

The municipal bond market generally performed moderately well during the past 12 months, despite a series of six Federal Reserve interest-rate increases between June 30, 2004, and the end of the period and increases in other short-term and short-intermediate term interest rates. The Fed's actions, which sent the federal funds rate from 1.00 percent to 2.50 percent, came as the economy was enjoying steady growth. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 2.75 percent.) U.S. gross domestic product, a measure of national economic output, grew at an annualized rate of 3.3 percent during the second quarter of 2004, 4.0 percent in the third quarter, and 3.8 percent in the fourth quarter. As the economy strengthened, state and local governments around the country benefited from higher tax revenues and improved financial positions. These trends helped lower-rated bonds, which investors favored in their continued search for higher-yielding securities in a historically low longer-term interest rate environment.

Shorter-term municipal bond yields generally rose in line with the Fed's rate hikes, but long-term yields surprised many analysts and ended the reporting period only incrementally higher. Long-term yields were impacted by investors' apparent conclusion that inflation, despite sharply rising oil prices, remained under control, enabling the Fed to continue raising rates at its present "measured" pace.

Nationwide, municipal bond issuance totaled $385.5 billion in 2004, a 6 percent decline compared to the prior year. Issuance generally continued to be high by relative standards, however, as longer-term interest rates, though rising, remained historically low. California's new municipal issuance debt levels were high during the period, with new municipal issuance exceeding $54 billion during 2004, a 47 percent increase over the prior year's supply.

In January 2005, California Governor Arnold Schwarzenegger presented his proposed budget for the 2006 fiscal year, which begins on July 1, 2005. The budget includes $7 billion in spending cuts as well as $2 billion worth of debt issuance. Even if the budget were passed as recommended, an unlikely scenario, California would still face a structural deficit of $5 billion for the 2007 fiscal year. Despite a growing trend of chronic deficits, California's economic recovery has continued, leading to healthy revenue growth in the state. California's economy generally has been outperforming the nation's, with most economic sectors producing jobs during the past year. A particular economic bright spot has been the state's housing market, which benefited from another record year in 2004. At the end of January 2005, California's unemployment rate was 5.8 percent, a 0.7 percent improvement over the prior year but still higher than the national average of 5.2 percent. At period end, California had credit ratings of A3 from Moody's and A from Standard & Poor's. Both agencies upgraded California's rating during the first half of the period after the state improved its financial position through large-scale debt issuance.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Total Returns as of 2/28/05
--------------------------------------------------------------------------------

                                                   Average Annual
                                                ---------------------
                                                1-Year 5-Year 10-Year
                                                ---------------------
          Nuveen California Municipal Bond Fund
            A Shares at NAV                      4.02%  6.09%   5.66%
           A Shares at Offer                    -0.34%  5.18%   5.21%
          Lipper California Municipal Debt
            Funds Category Average/1/            2.90%  6.53%   5.81%
          Lehman Brothers Municipal Bond
            Index/2/                             2.96%  7.18%   6.51%
          -----------------------------------------------------------

          Nuveen California Insured Municipal
            Bond Fund
           A Shares at NAV                       1.88%  6.42%   5.68%
           A Shares at Offer                    -2.39%  5.50%   5.23%
          Lipper California Insured Municipal
            Debt Funds Category Average/1/       2.21%  6.44%   5.66%
          Lehman Brothers Municipal Bond
            Index/2/                             2.96%  7.18%   6.51%
          -----------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


How did the Funds perform?

The chart above provides total return performance information for the two Funds for the one-year, five-year, and ten-year periods ended February 28, 2005. Each Fund's total return performance is compared with its corresponding Lipper peer fund category average, the Lipper California Municipal Debt Funds Category average and the Lipper California Insured Municipal Debt Funds Category average, as well as with the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is difficult since most of the national index's results come from out-of-state bonds. Most out-of-state bonds do not benefit from the state tax exemption afforded to California bonds for California taxpayers.

The Nuveen California Municipal Bond Fund's Class A shares at net asset value outperformed the Fund's peer group average as well as the national Lehman Brothers Index during the period. The Fund's strong relative performance can be attributed in part to a healthy weighting in BBB-rated and non-rated securities. Lower-quality bonds tended to outperform as credit spreads (the difference in yield between lower-quality and higher-quality bonds) tightened, reflecting lower-quality issuers' improving financial health and investors' search for higher yields. Also adding to results was the Fund's relatively large weighting in longer-duration bonds, which outperformed shorter bonds hurt by rising interest rates for shorter-term bonds as longer-term rates held relatively steady. Additional positive influences were the Fund's healthcare and long-term care facility bonds, which generally gained in value during the period, and an underweighting in insured bonds, which tended to lag the overall market. However, the Fund's California general obligation bonds detracted from relative performance. Although the bonds we did own were strong performers, being underweight in this part of the market had a negative impact on relative results during the period.


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2005. The Lipper categories contained 125, 98 and 62 funds in the Lipper California Municipal Debt Funds Category and 22, 22 and 18 funds in the Lipper California Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 28, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3

The Nuveen California Insured Municipal Bond Fund underperformed both its Lipper peer group average and the Lehman Brothers index. The Fund's results were hurt when a number of its bonds, especially in the housing sector, were called, and this caused the prices of the bonds to fall from premiums to their call price. A related challenge was provided by some of our short-duration holdings, many of which faced near-term call dates and underperformed longer-term bonds. Approximately 13 percent of the portfolio will be callable in 2005. In addition, the Fund was exposed to pre-refunded bonds which was an underperforming sector last year as shorter-term bonds underperformed longer-term bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2005, each Fund had positive UNII for tax purposes and negative UNII for financial statement purposes.

What strategies were used to manage the Funds during the 12-month period?

In the uninsured Fund, we sought to add to the Fund's holdings in California general obligation (GO) bonds, particularly early in the period. For example, during the reporting period we purchased California GOs with coupon income of 5.125% and maturing in 2023. These bonds performed very well during the period, despite the overall sector's detraction from relative performance. A second strategy we pursued was to take advantage of narrowing credit spreads by trimming some of our holdings in strong-performing lower-rated bonds that had grown to represent a larger portion of the portfolio than we wished. To maintain an adequate level of diversification, we sought to manage the Fund's exposure to individual credits while maintaining what we believed was a suitable amount of income. Throughout the period, our investment focus was on intermediate bonds, although as the period progressed we believed that more value could be found by moving farther out on the yield curve (i.e., buying longer-term bonds). Early in the period, new purchases tended to be focused on 20-year bonds, but increasingly we looked to premium-coupon bonds with maturities of around 25 years, as we determined that these bonds were offering our shareholders the best combination of total return potential and defensive characteristics.

In the insured Fund, our strategy emphasized the portfolio's yield curve positioning. New investments focused on bonds with maturities between 15 and 20 years, as we believed this was the portion of the insured municipal yield curve offering shareholders the most attractive values. To buy these bonds, we used cash generated by recent bond calls and sales of some of our shortest-term holdings, which we believed were likely to be challenged by continued Fed rate increases and the attendant increases in short-intermediate term rates. Throughout the period, new purchases tended to focus on high-quality insured California bonds, with a particular emphasis on essential service general obligation debt, such as water and sewer and school district bonds.


                             Annual Report  Page 4

     Nuveen California Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                 Nuveen               Nuveen
         California Municipal  California Municipal    Lehman Brothers MD
           Bond Fund (Offer)      Bond Fund (NAV)     Municipal Bond Index
         --------------------  --------------------   --------------------
 2/1995       $ 9,580.00             $10,000.00          $10,000.00
 3/1995         9,652.04              10,075.20           10,115.00
 4/1995         9,667.29              10,091.12           10,127.14
 5/1995         9,969.78              10,406.87           10,450.19
 6/1995         9,840.47              10,271.89           10,359.28
 7/1995         9,865.17              10,297.68           10,457.69
 8/1995         9,986.71              10,424.54           10,590.50
 9/1995        10,060.01              10,501.06           10,657.22
10/1995        10,250.65              10,700.05           10,811.75
11/1995        10,451.97              10,910.20           10,991.23
12/1995        10,594.12              11,058.58           11,096.74
 1/1996        10,608.00              11,073.07           11,181.08
 2/1996        10,571.93              11,035.42           11,105.05
 3/1996        10,396.02              10,851.79           10,962.90
 4/1996        10,369.92              10,824.55           10,932.21
 5/1996        10,384.02              10,839.27           10,927.83
 6/1996        10,520.68              10,981.92           11,046.95
 7/1996        10,627.15              11,093.06           11,147.47
 8/1996        10,611.84              11,077.08           11,145.25
 9/1996        10,811.67              11,285.66           11,301.28
10/1996        10,909.40              11,387.69           11,428.98
11/1996        11,104.03              11,590.84           11,638.13
12/1996        11,088.48              11,574.61           11,589.25
 1/1997        11,051.89              11,536.42           11,611.27
 2/1997        11,131.02              11,619.02           11,718.10
 3/1997        11,000.01              11,482.26           11,562.25
 4/1997        11,122.00              11,609.60           11,659.37
 5/1997        11,276.37              11,770.74           11,834.26
 6/1997        11,388.68              11,887.98           11,960.89
 7/1997        11,672.95              12,184.70           12,292.20
 8/1997        11,592.87              12,101.12           12,176.66
 9/1997        11,706.71              12,219.95           12,321.56
10/1997        11,777.77              12,294.12           12,400.42
11/1997        11,869.28              12,389.65           12,473.58
12/1997        12,017.89              12,544.77           12,655.69
 1/1998        12,112.11              12,643.12           12,786.05
 2/1998        12,118.29              12,649.57           12,789.88
 3/1998        12,157.67              12,690.68           12,801.39
 4/1998        12,106.85              12,637.63           12,743.79
 5/1998        12,268.60              12,806.47           12,945.14
 6/1998        12,329.82              12,870.37           12,995.62
 7/1998        12,368.78              12,911.04           13,028.11
 8/1998        12,509.91              13,058.36           13,230.05
 9/1998        12,617.24              13,170.40           13,395.42
10/1998        12,622.42              13,175.80           13,395.42
11/1998        12,671.27              13,226.79           13,442.31
12/1998        12,687.99              13,244.25           13,475.91
 1/1999        12,775.16              13,335.24           13,636.28
 2/1999        12,757.78              13,317.10           13,576.28
 3/1999        12,787.13              13,347.73           13,595.29
 4/1999        12,816.54              13,378.43           13,629.27
 5/1999        12,775.40              13,335.49           13,550.22
 6/1999        12,615.32              13,168.39           13,355.10
 7/1999        12,633.23              13,187.09           13,403.18
 8/1999        12,483.66              13,030.96           13,295.95
 9/1999        12,477.79              13,024.83           13,301.27
10/1999        12,327.56              12,868.01           13,157.62
11/1999        12,375.14              12,917.68           13,297.09
12/1999        12,284.18              12,822.74           13,197.36
 1/2000        12,180.75              12,714.77           13,140.61
 2/2000        12,360.17              12,902.06           13,293.04
 3/2000        12,663.99              13,219.19           13,584.16
 4/2000        12,596.99              13,149.26           13,504.01
 5/2000        12,492.82              13,040.52           13,433.79
 6/2000        12,838.99              13,401.87           13,789.79
 7/2000        13,048.27              13,620.32           13,981.47
 8/2000        13,195.32              13,773.82           14,196.78
 9/2000        13,114.70              13,689.67           14,122.96
10/2000        13,097.39              13,671.59           14,276.90
11/2000        13,156.85              13,733.66           14,385.40
12/2000        13,448.54              14,038.14           14,740.72
 1/2001        13,482.70              14,073.80           14,886.66
 2/2001        13,595.01              14,191.03           14,934.29
 3/2001        13,433.91              14,022.87           15,068.70
 4/2001        13,245.83              13,826.55           14,905.96
 5/2001        13,357.63              13,943.24           15,066.94
 6/2001        13,456.87              14,046.84           15,167.89
 7/2001        13,675.95              14,275.52           15,392.38
 8/2001        14,000.35              14,614.14           15,646.35
 9/2001        13,977.52              14,590.32           15,593.15
10/2001        14,048.67              14,664.58           15,778.71
11/2001        13,978.01              14,590.82           15,646.17
12/2001        13,846.19              14,453.23           15,497.53
 1/2002        13,986.73              14,599.93           15,765.64
 2/2002        14,114.29              14,733.08           15,956.40
 3/2002        13,911.89              14,521.81           15,643.66
 4/2002        14,109.58              14,728.16           15,949.49
 5/2002        14,197.06              14,819.48           16,046.46
 6/2002        14,326.82              14,954.93           16,216.08
 7/2002        14,443.01              15,076.21           16,424.61
 8/2002        14,587.73              15,227.28           16,622.04
 9/2002        14,888.53              15,541.26           16,986.23
10/2002        14,552.49              15,190.50           16,704.60
11/2002        14,545.95              15,183.66           16,635.27
12/2002        14,793.52              15,442.09           16,986.11
 1/2003        14,697.21              15,341.56           16,943.13
 2/2003        14,915.02              15,568.92           17,180.00
 3/2003        14,902.05              15,555.37           17,190.31
 4/2003        15,034.23              15,693.35           17,304.11
 5/2003        15,415.35              16,091.18           17,709.20
 6/2003        15,270.29              15,939.76           17,633.76
 7/2003        14,683.30              15,327.03           17,016.57
 8/2003        14,817.80              15,467.43           17,143.69
 9/2003        15,264.26              15,933.46           17,647.54
10/2003        15,236.02              15,903.99           17,558.77
11/2003        15,459.84              16,137.62           17,741.91
12/2003        15,579.03              16,262.04           17,888.81
 1/2004        15,668.61              16,355.54           17,991.32
 2/2004        15,970.39              16,670.55           18,262.27
 3/2004        15,909.70              16,607.20           18,198.35
 4/2004        15,481.73              16,160.47           17,767.05
 5/2004        15,450.77              16,128.15           17,703.09
 6/2004        15,526.48              16,207.18           17,766.82
 7/2004        15,742.29              16,432.46           18,001.34
 8/2004        16,066.59              16,770.97           18,361.37
 9/2004        16,206.36              16,916.87           18,458.68
10/2004        16,361.95              17,079.28           18,617.43
11/2004        16,222.87              16,934.10           18,464.76
12/2004        16,474.32              17,196.58           18,690.03
 1/2005        16,678.61              17,409.82           18,863.85
 2/2005        16,615.23              17,343.66           18,801.60



================================================================================

     Nuveen California Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

            Nuveen California   Nuveen California
            Insured Municipal    Insured Municipal    Lehman Brothers
            Bond Fund (Offer)     Bond Fund (NAV)    Municipal Bond Index
            -----------------   ------------------   --------------------
 2/1995         $10,000.00           $ 9,580.00          $10,000.00
 3/1995          10,072.60             9,649.55           10,115.00
 4/1995          10,046.61             9,624.65           10,127.14
 5/1995          10,473.19            10,033.32           10,450.19
 6/1995          10,249.38             9,818.91           10,359.28
 7/1995          10,272.75             9,841.29           10,457.69
 8/1995          10,395.51             9,958.90           10,590.50
 9/1995          10,468.80            10,029.11           10,657.22
10/1995          10,693.14            10,244.03           10,811.75
11/1995          10,939.08            10,479.64           10,991.23
12/1995          11,084.90            10,619.34           11,096.74
 1/1996          11,129.69            10,662.24           11,181.08
 2/1996          11,031.41            10,568.09           11,105.05
 3/1996          10,820.16            10,365.71           10,962.90
 4/1996          10,793.43            10,340.11           10,932.21
 5/1996          10,797.64            10,344.14           10,927.83
 6/1996          10,926.35            10,467.44           11,046.95
 7/1996          11,034.52            10,571.07           11,147.47
 8/1996          11,038.71            10,575.09           11,145.25
 9/1996          11,211.03            10,740.17           11,301.28
10/1996          11,341.86            10,865.50           11,428.98
11/1996          11,551.69            11,066.52           11,638.13
12/1996          11,524.54            11,040.51           11,589.25
 1/1997          11,433.03            10,952.85           11,611.27
 2/1997          11,535.13            11,050.66           11,718.10
 3/1997          11,357.26            10,880.26           11,562.25
 4/1997          11,460.04            10,978.72           11,659.37
 5/1997          11,661.17            11,171.40           11,834.26
 6/1997          11,775.80            11,281.21           11,960.89
 7/1997          12,099.40            11,591.22           12,292.20
 8/1997          11,950.81            11,448.88           12,176.66
 9/1997          12,077.85            11,570.58           12,321.56
10/1997          12,150.08            11,639.77           12,400.42
11/1997          12,236.95            11,723.00           12,473.58
12/1997          12,432.86            11,910.68           12,655.69
 1/1998          12,562.17            12,034.55           12,786.05
 2/1998          12,534.03            12,007.60           12,789.88
 3/1998          12,551.07            12,023.93           12,801.39
 4/1998          12,464.47            11,940.96           12,743.79
 5/1998          12,674.62            12,142.29           12,945.14
 6/1998          12,725.07            12,190.61           12,995.62
 7/1998          12,764.13            12,228.04           13,028.11
 8/1998          12,918.96            12,376.36           13,230.05
 9/1998          13,074.25            12,525.13           13,395.42
10/1998          13,079.08            12,529.76           13,395.42
11/1998          13,104.72            12,554.32           13,442.31
12/1998          13,109.44            12,558.84           13,475.91
 1/1999          13,219.16            12,663.96           13,636.28
 2/1999          13,199.20            12,644.84           13,576.28
 3/1999          13,202.77            12,648.25           13,595.29
 4/1999          13,218.35            12,663.17           13,629.27
 5/1999          13,138.24            12,586.44           13,550.22
 6/1999          12,937.36            12,393.99           13,355.10
 7/1999          12,953.14            12,409.11           13,403.18
 8/1999          12,800.42            12,262.81           13,295.95
 9/1999          12,768.81            12,232.52           13,301.27
10/1999          12,602.43            12,073.13           13,157.62
11/1999          12,681.07            12,148.46           13,297.09
12/1999          12,599.66            12,070.47           13,197.36
 1/2000          12,555.05            12,027.74           13,140.61
 2/2000          12,734.84            12,199.98           13,293.04
 3/2000          13,027.87            12,480.70           13,584.16
 4/2000          12,933.16            12,389.97           13,504.01
 5/2000          12,850.39            12,310.67           13,433.79
 6/2000          13,197.86            12,643.55           13,789.79
 7/2000          13,406.91            12,843.82           13,981.47
 8/2000          13,642.47            13,069.49           14,196.78
 9/2000          13,558.44            12,988.98           14,122.96
10/2000          13,680.06            13,105.49           14,276.90
11/2000          13,776.36            13,197.76           14,385.40
12/2000          14,223.82            13,626.42           14,740.72
 1/2001          14,229.51            13,631.87           14,886.66
 2/2001          14,260.24            13,661.31           14,934.29
 3/2001          14,383.17            13,779.07           15,068.70
 4/2001          14,084.29            13,492.75           14,905.96
 5/2001          14,234.57            13,636.71           15,066.94
 6/2001          14,305.74            13,704.90           15,167.89
 7/2001          14,577.55            13,965.29           15,392.38
 8/2001          14,917.64            14,291.10           15,646.35
 9/2001          14,868.56            14,244.08           15,593.15
10/2001          15,035.24            14,403.76           15,778.71
11/2001          14,927.29            14,300.34           15,646.17
12/2001          14,766.07            14,145.90           15,497.53
 1/2002          14,933.37            14,306.17           15,765.64
 2/2002          15,101.37            14,467.11           15,956.40
 3/2002          14,730.63            14,111.95           15,643.66
 4/2002          14,997.11            14,367.23           15,949.49
 5/2002          15,082.14            14,448.69           16,046.46
 6/2002          15,265.54            14,624.39           16,216.08
 7/2002          15,421.40            14,773.70           16,424.61
 8/2002          15,676.32            15,017.91           16,622.04
 9/2002          16,116.51            15,439.62           16,986.23
10/2002          15,706.18            15,046.52           16,704.60
11/2002          15,667.08            15,009.06           16,635.27
12/2002          16,000.16            15,328.15           16,986.11
 1/2003          15,871.36            15,204.76           16,943.13
 2/2003          16,118.16            15,441.19           17,180.00
 3/2003          16,147.33            15,469.14           17,190.31
 4/2003          16,308.00            15,623.06           17,304.11
 5/2003          16,660.41            15,960.67           17,709.20
 6/2003          16,513.13            15,819.58           17,633.76
 7/2003          15,906.94            15,238.84           17,016.57
 8/2003          16,025.76            15,352.68           17,143.69
 9/2003          16,442.75            15,752.16           17,647.54
10/2003          16,398.03            15,709.31           17,558.77
11/2003          16,620.38            15,922.33           17,741.91
12/2003          16,710.80            16,008.95           17,888.81
 1/2004          16,756.09            16,052.33           17,991.32
 2/2004          17,059.87            16,343.36           18,262.27
 3/2004          17,013.81            16,299.23           18,198.35
 4/2004          16,539.13            15,844.48           17,767.05
 5/2004          16,492.82            15,800.12           17,703.09
 6/2004          16,570.33            15,874.38           17,766.82
 7/2004          16,787.40            16,082.33           18,001.34
 8/2004          17,019.07            16,304.27           18,361.37
 9/2004          17,110.97            16,392.31           18,458.68
10/2004          17,282.08            16,556.24           18,617.43
11/2004          17,102.35            16,384.05           18,464.76
12/2004          17,353.75            16,624.90           18,690.03
 1/2005          17,478.70            16,744.60           18,863.85
 2/2005          17,382.57            16,652.50           18,801.60



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

  Fund Spotlight as of 2/28/05             Nuveen California Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.45   $10.44   $10.43   $10.45
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0395  $0.0330  $0.0350  $0.0415
         --------------------------------------------------------------
         Latest Ordinary Income
          Distribution/2/            $0.0020  $0.0020  $0.0020  $0.0020
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97  9/19/94  7/01/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         4.02% -0.34%
                  -------------------------------------------
                  5-Year                         6.09%  5.18%
                  -------------------------------------------
                  10-Year                        5.66%  5.21%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         3.24% -0.73%
                  -------------------------------------------
                  5-Year                         5.31%  5.15%
                  -------------------------------------------
                  10-Year                        5.03%  5.03%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.49%
                  -------------------------------------------
                  5-Year                         5.50%
                  -------------------------------------------
                  10-Year                        5.03%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         4.26%
                  -------------------------------------------
                  5-Year                         6.31%
                  -------------------------------------------
                  10-Year                        5.87%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.54%  4.34%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.61%  3.45%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.51%  5.27%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.79%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.85%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.35%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.03%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.05%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.66%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.77%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.81%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.82%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.52%       -0.85%
                            ------------------------------------------
                            5-Year            5.39%        4.49%
                            ------------------------------------------
                            10-Year           5.49%        5.04%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.74%       -1.21%
                            ------------------------------------------
                            5-Year            4.62%        4.45%
                            ------------------------------------------
                            10-Year           4.86%        4.86%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.89%
                            ------------------------------------------
                            5-Year            4.81%
                            ------------------------------------------
                            10-Year           4.87%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.76%
                            ------------------------------------------
                            5-Year            5.62%
                            ------------------------------------------
                            10-Year           5.70%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $268,997
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.10
           ---------------------------------------------------------
           Average Duration                                     5.85
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                             Annual Report  Page 6

  Fund Spotlight as of 2/28/05             Nuveen California Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed         47.2%
AA                          12.5%
A                           17.9%
BBB                         10.2%
NR                           8.8%
BB or Lower                  3.4%

Sectors/1/

                          Tax Obligation/Limited 22.6%
                          ----------------------------
                          Tax Obligation/General 15.5%
                          ----------------------------
                          Utilities              15.4%
                          ----------------------------
                          Transportation         10.3%
                          ----------------------------
                          Water and Sewer         9.6%
                          ----------------------------
                          Healthcare              7.0%
                          ----------------------------
                          U.S. Guaranteed         5.0%
                          ----------------------------
                          Long-Term Care          3.9%
                          ----------------------------
                          Other                  10.7%
                          ----------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,034.10 $1,029.20 $1,030.40 $1,035.20 $1,020.53 $1,016.91 $1,017.85 $1,021.52
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.34 $    8.00 $    7.05 $    3.33 $    4.31 $    7.95 $    7.00 $    3.31
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .86%, 1.59%, 1.40% and .66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 7

  Fund Spotlight as of 2/28/05     Nuveen California Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.91   $10.92   $10.85   $10.91
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0390  $0.0320  $0.0335  $0.0405
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0063  $0.0063  $0.0063  $0.0063
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/07/97  9/13/94  7/01/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         1.88% -2.39%
                  -------------------------------------------
                  5-Year                         6.42%  5.50%
                  -------------------------------------------
                  10-Year                        5.68%  5.23%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         1.10% -2.80%
                  -------------------------------------------
                  5-Year                         5.61%  5.44%
                  -------------------------------------------
                  10-Year                        5.06%  5.06%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         1.37%
                  -------------------------------------------
                  5-Year                         5.83%
                  -------------------------------------------
                  10-Year                        5.10%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.05%
                  -------------------------------------------
                  5-Year                         6.62%
                  -------------------------------------------
                  10-Year                        5.90%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.29%  4.11%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.90%  2.77%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.43%  4.23%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.52%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.14%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.27%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.71%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.34%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.57%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.45%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.10%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.73%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.40%       -2.88%
                            ------------------------------------------
                            5-Year            5.78%        4.86%
                            ------------------------------------------
                            10-Year           5.53%        5.08%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.52%       -3.35%
                            ------------------------------------------
                            5-Year            4.99%        4.83%
                            ------------------------------------------
                            10-Year           4.91%        4.91%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            0.79%
                            ------------------------------------------
                            5-Year            5.21%
                            ------------------------------------------
                            10-Year           4.95%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.56%
                            ------------------------------------------
                            5-Year            6.00%
                            ------------------------------------------
                            10-Year           5.75%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $259,807
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    19.93
           ---------------------------------------------------------
           Average Duration                                     5.12
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/05     Nuveen California Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

Insured                    90.7%
Insured/U.S. Guaranteed     9.3%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                          Tax Obligation/General 30.5%
                          ----------------------------
                          Tax Obligation/Limited 21.5%
                          ----------------------------
                          Transportation          9.6%
                          ----------------------------
                          U.S. Guaranteed         9.3%
                          ----------------------------
                          Water and Sewer         7.8%
                          ----------------------------
                          Utilities               6.4%
                          ----------------------------
                          Housing/Single Family   5.0%
                          ----------------------------
                          Other                   9.9%
                          ----------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,021.30 $1,017.30 $1,019.20 $1,022.10 $1,020.63 $1,017.01 $1,017.95 $1,021.62
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.21 $    7.85 $    6.91 $    3.21 $    4.21 $    7.85 $    6.90 $    3.21
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.57%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 28, 2005


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.2%

    $  3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00      Baa3 $     3,463,530
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29

       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB       5,099,800
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.250%, 6/01/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 0.9%

       1,500 California Statewide Community Development Authority,        12/06 at 105.00       N/R       1,546,500
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26

       1,000 University of California, Certificates of Participation,      1/10 at 101.00       Aa2       1,054,810
              San Diego and Sacramento Campus Projects, Series 2002A,
              5.250%, 1/01/22
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 6.9%

       6,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3       6,503,100
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30

       3,635 California Health Facilities Financing Authority, Insured     4/05 at 102.00         A       3,721,731
              Loan Program Small Facilities Revenue Bonds, Series 1994B,
              7.500%, 4/01/22

       3,370 California Health Facilities Financing Authority, Hospital    5/05 at 100.00       BB+       3,308,531
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

         550 California Statewide Community Development Authority,         7/15 at 100.00      BBB+         564,894
              Revenue Bonds, Daughters of Charity Health System, Series
              2005A, 5.250%, 7/01/35 (WI, settling 3/18/05)

       1,735 Central California Joint Powers Health Finance Authority,     8/05 at 100.00      Baa2       1,713,503
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.000%, 2/01/23

       1,000 Central California Joint Powers Health Finance Authority,     2/11 at 101.00      Baa2       1,036,460
              Certificates of Participation, Community Hospitals of
              Central California, Series 2001, 5.625%, 2/01/21

       1,700 Loma Linda, California, Hospital Revenue Bonds, Loma Linda    6/05 at 101.00       BB+       1,726,724
              University Medical Center, Series 1993A, 6.000%, 12/01/06
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 2.9%

       1,950 ABAG Finance Authority for Non-Profit Corporations,             No Opt. Call      Baa2       2,117,700
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, Series 2000B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Community Development Authority,         6/06 at 100.00       AAA       2,968,329
              FHA-Insured Senior Lien Multifamily Housing Revenue Bonds,
              Monte Vista Terrace, Series 1996A, 6.375%, 9/01/20

       2,080 Salinas, California, GNMA Collateralized Housing Facility     7/05 at 101.00       AAA       2,125,094
              Revenue Refunding Bonds, Villa Serra Project, Series
              1994A, 6.500%, 7/20/17

         470 Santa Cruz County Housing Authority, California, FNMA         7/05 at 100.00       AAA         471,105
              Collateralized Multifamily Housing Revenue Refunding
              Bonds, Series 1990A, 7.750%, 7/01/23
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.1%

         260 California Rural Home Mortgage Finance Authority,               No Opt. Call       AAA         264,971
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)

       7,815 California Department of Veterans Affairs, Home Purchase      6/05 at 101.00       Aa2       7,950,278
              Revenue Bonds, Series 2000C, 6.150%, 12/01/27

          65 San Bernardino County, California, Mortgage-Backed             5/07 at 22.57       AAA          12,947
              Securities Program Single Family Home Mortgage Revenue
              Bonds, Series 1997A, 0.000%, 5/01/31 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Industrials - 0.6%

       1,000 California Municipal Finance Authority, Solid Waste             No Opt. Call       BBB       1,008,930
              Disposal Revenue Bonds, Waste Management Inc., Series
              2004, 4.100%, 9/01/14 (Alternative Minimum Tax) (Mandatory
              put 9/01/09)

         750 California Pollution Control Financing Authority, Solid         No Opt. Call      BBB+         788,820
              Waste Disposal Revenue Bonds, Republic Services Inc.,
              Series 2002C, 5.250%, 6/01/23 (Alternative Minimum Tax)
              (Mandatory put 12/01/17)

----
10

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.8%

             ABAG Finance Authority for Non-Profit Corporations,
             California, Revenue Bonds, Elder Care Alliance of
             Union City, Series 2004:
    $  1,850  5.400%, 8/15/24                                              8/14 at 100.00         A $     1,938,615
       2,130  5.600%, 8/15/34                                              8/14 at 100.00         A       2,248,066

       4,250 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+       4,075,665
              California, Certificates of Participation, American
              Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

       2,000 Chico Redevelopment Agency, California, Insured               8/05 at 100.00         A       2,006,200
              Certificates of Participation, Walker Senior Housing
              Corporation VII - Sierra Sunrise Lodge, Series 1991A,
              6.750%, 2/01/21
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.4%

       8,500 California, Various Purpose General Obligation Bonds,         3/10 at 101.00       AAA       9,422,335
              Series 2000, 5.750%, 3/01/27 - MBIA Insured

       3,335 California, General Obligation Bonds, Derivative Tax Exempt     No Opt. Call       AAA       5,197,831
              Receipts, Series 245, 13.690%, 2/01/15 (IF)

             California, General Obligation Bonds, Series 2004:
       2,500  5.000%, 2/01/20                                              2/14 at 100.00         A       2,648,450
       1,000  5.000%, 4/01/21                                              4/14 at 100.00         A       1,055,650
       6,000  5.125%, 4/01/23                                              4/14 at 100.00         A       6,366,720

             Central Unified School District, Fresno County, California,
             General Obligation Bonds, Series 2004A:
       1,000  5.500%, 7/01/22 - FGIC Insured                               7/14 at 100.00       AAA       1,119,630
       1,500  5.500%, 7/01/24 - FGIC Insured                               7/14 at 100.00       AAA       1,670,775

       1,035 Escondido Union School District, San Diego County,            8/12 at 100.00       AAA       1,123,389
              California, General Obligation Bonds, Series 2002A,
              5.250%, 8/01/23 - FSA Insured

       6,000 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA       6,359,220
              Obligation Bonds, Series 2003A, 5.000%, 7/01/22 - FSA
              Insured

       2,000 Murrieta Valley Unified School District, Riverside County,    9/13 at 100.00       AAA       2,098,140
              California, General Obligation Bonds, Series 2003A,
              5.000%, 9/01/26 - FGIC Insured

       2,000 San Diego Unified School District, California, General        7/10 at 100.00       AAA       2,137,900
              Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
              7/01/22 - MBIA Insured

       2,000 West Contra Costa Unified School District, Contra Costa       8/11 at 101.00       AAA       2,140,220
              County, California, General Obligation Bonds,
              Series 2003B, 5.000%, 8/01/20 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 22.4%

             California, Economic Recovery Revenue Bonds, Series 2004A:
       3,500  5.000%, 7/01/15                                              7/14 at 100.00       AA-       3,823,190
       2,500  5.000%, 7/01/16                                              7/11 at 100.00       AA-       2,696,025

       2,500 Daly City Housing Development Finance Agency, California,    12/13 at 102.00        A-       2,654,800
              Mobile Home Park Revenue Bonds, Franciscan Mobile Home
              Park Project, Series 2002A, 5.800%, 12/15/25

       2,000 La Mirada Redevelopment Agency, California, Special Tax      10/08 at 102.00       N/R       2,053,240
              Refunding Bonds, Community Facilities District 89-1, Civic
              Theatre Project, Series 1998, 5.700%, 10/01/20

       1,120 Lancaster Redevelopment Agency, California, Tax Allocation   12/14 at 100.00       AAA       1,176,862
              Refunding Bonds, Combined Fire Protection Facilities
              Project, Series 2004, 5.000%, 12/01/23 - XLCA Insured

       1,870 Lancaster Redevelopment Agency, California, Tax Allocation   12/14 at 100.00       AAA       1,964,940
              Refunding Bonds, Combined Area Sheriff's Facilities
              Projects, Series 2004, 5.000%, 12/01/23 - XLCA Insured

       2,500 Los Angeles County Schools, California, Certificates of       9/13 at 100.00       AAA       2,637,250
              Participation, Pooled Financing Program, Regionalized
              Business Services Corporation, Series 2003A, 5.000%,
              9/01/22 - FSA Insured

         995 Milpitas, California, Local Improvement District 20 Limited   3/05 at 103.00       N/R       1,033,725
              Obligation Bonds, Series 1998A, 5.700%, 9/02/18

             Moreno Valley Unified School District, Riverside County,
             California, Special Tax Bonds, Community Facilities
             District, Series 2004:
         805  5.550%, 9/01/29                                              9/05 at 102.00       N/R         807,061
       1,250  5.650%, 9/01/34                                              9/05 at 102.00       N/R       1,255,013

----
11

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,040 Nevada County, California, Certificates of Participation     10/11 at 100.00       Aaa $     1,153,058
              Refunding, Series 2001, 5.250%, 10/01/13 - MBIA Insured

       5,000 Oakland Redevelopment Agency, California, Subordinate Lien    3/13 at 100.00       AAA       5,575,550
              Tax Allocation Bonds, Central District Redevelopment
              Project, Series 2003, 5.500%, 9/01/15 - FGIC Insured

         805 Ontario, California, Assessment District 100C Limited         3/05 at 103.00       N/R         844,284
              Obligation Improvement Bonds, California Commerce Center
              Phase III, Series 1991, 8.000%, 9/02/11

       2,250 Orange County, California, Special Tax Bonds, Community       8/09 at 102.00       N/R       2,604,263
              Facilities District 99-1 of Ladera Ranch, Series 1999A,
              6.700%, 8/15/29

       2,000 Poway, California, Community Facilities District 88-1,        8/08 at 102.00       N/R       2,234,940
              Special Tax Refunding Bonds, Parkway Business Centre,
              Series 1998, 6.750%, 8/15/15

       1,645 Rancho Cucamonga, California, Limited Obligation              3/05 at 102.00       N/R       1,681,815
              Improvement Bonds, Masi Plaza Assessment District 93-1,
              Series 1997, 6.250%, 9/02/22

       2,000 Riverside County, California, Mobile Home Park Revenue        3/09 at 102.00       N/R       1,948,540
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA       1,151,060
              Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
              AMBAC Insured

         500 Sacramento City Financing Authority, California, Lease          No Opt. Call       AA-         554,660
              Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

         995 Sacramento County, Laguna, California, Special Tax           12/07 at 102.00       N/R       1,017,955
              Refunding Bonds, Community Facilities District 1 - Laguna
              Creek Ranch, Series 1997, 5.700%, 12/01/20

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R       2,026,520
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28

       2,880 San Francisco Redevelopment Agency, California, Lease         7/11 at 102.00       AAA       3,101,962
              Revenue Bonds, Moscone Convention Center, Series 2004,
              5.250%, 7/01/24 - AMBAC Insured

       7,090 San Marcos Redevelopment Agency, California, Tax Allocation  10/07 at 102.00         A       7,476,121
              Bonds, Affordable Housing Project, Series 1997A, 6.000%,
              10/01/27 (Alternative Minimum Tax)

       4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00        A-       4,206,760
              Revenue Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

       1,025 Stockton Public Financing Authority, California, Lease        9/14 at 100.00       AAA       1,111,582
              Revenue Bonds, Series 2004, 5.250%, 9/01/23 - FGIC Insured

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00        A-       2,103,380
              Bonds, Community Correctional Facility Acquisition, Series
              1997A, 6.050%, 1/01/17

       1,350 Vallejo Public Financing Authority, California, Limited         No Opt. Call       N/R       1,422,414
              Obligation Revenue Refinancing Bonds, Fairground Drive
              Assessment District 65, Series 1998, 5.700%, 9/02/11
-------------------------------------------------------------------------------------------------------------------
             Transportation - 10.2%

       3,000 Bay Area Toll Authority, California, Revenue Bonds, San       4/11 at 100.00        AA       3,233,760
              Francisco Bay Area Toll Bridge, Series 2001D, 5.000%,
              4/01/16

       4,460 California Infrastructure Economic Development Bank, First    7/13 at 100.00       AAA       4,727,020
              Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
              Series 2003A, 5.000%, 7/01/22 - FSA Insured

       2,000 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB-       1,852,680
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       2,750 Foothill/Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-       2,256,842
              California, Toll Road Revenue Refunding Bonds,
              Series 1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, Series 2000K:
       2,000  5.500%, 11/01/09 (Alternative Minimum Tax) - FGIC Insured      No Opt. Call       AAA       2,196,800
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured    5/10 at 100.00       AAA       4,362,080

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA       6,048,185
              5.250%, 11/01/19 - FGIC Insured

----
12

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Transportation (continued)

    $  2,475 San Francisco Airports Commission, California, Revenue        5/12 at 100.00       AAA $     2,679,980
              Refunding Bonds, San Francisco International Airport,
              Second Series 2002, Issue 28B, 5.250%, 5/01/22 - MBIA
              Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 4.9%

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00   Baa3***       3,680,061
              Pooled College and University Projects, Series 2000C,
              6.750%, 6/01/30

       2,405 Los Angeles Harbors Department, California, Revenue Bonds,      No Opt. Call       AAA       3,037,635
              Series 1988, 7.600%, 10/01/18

       5,729 Merced Irrigation District, California, Subordinated          3/08 at 102.00       AAA       6,512,727
              Revenue Certificates of Participation, Electric System
              Project, Series 2000, 7.450%, 3/01/18 (Pre-refunded to
              3/01/08)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 15.3%

         875 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R         113,741
              Waste Disposal Revenue Bonds, CanFibre of Riverside,
              Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax) #

       4,500 California Department of Water Resources, Power Supply        5/12 at 101.00        A2       4,833,540
              Revenue Bonds, Series 2002A, 5.125%, 5/01/18

       6,420 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA       9,031,656
              Revenue Bonds, RITES PA-1120R, Series 2003, 13.232%,
              5/01/14 (IF) - AMBAC Insured

       2,875 California Statewide Community Development Authority,         6/05 at 102.00       N/R       2,925,226
              Certificates of Participation Refunding, Rio Bravo Fresno
              Project, Series 1999A, 6.300%, 12/01/18

             Los Angeles Department of Water and Power, California,
             Power System Revenue Bonds, Series 2001A-1:
       5,000  5.250%, 7/01/15                                              7/11 at 100.00       AA-       5,498,000
      10,000  5.250%, 7/01/21 - FSA Insured                                7/11 at 100.00       AAA      10,874,400

         500 Los Angeles Department of Water and Power, California,        7/13 at 100.00       AAA         532,405
              Power System Revenue Bonds, Series 2003A-2, 5.000%,
              7/01/21 - MBIA Insured

       3,405 Merced Irrigation District, California, Revenue Refunding     9/05 at 102.00      Baa3       3,504,801
              Bonds, Electric System Project, Series 2001, 6.850%,
              9/01/36

       3,470 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00      Baa3       3,755,685
              Environmental Control Facilities Financing Authority,
              Co-Generation Facility Revenue Bonds, Series 2000A,
              6.625%, 6/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 9.5%

       6,080 California Department of Water Resources, Water System       12/12 at 100.00       AAA       6,593,578
              Revenue Bonds, Central Valley Project, Series 2002Z,
              5.000%, 12/01/17 - FGIC Insured

       1,270 California Department of Water Resources, Water System        6/13 at 100.00       AAA       1,403,198
              Revenue Bonds, Central Valley Project, Series 2003Y,
              5.250%, 12/01/16 - FGIC Insured

       2,000 California Statewide Community Development Authority, Water  10/13 at 100.00       AAA       2,156,800
              and Wastewater Revenue Bonds, Pooled Financing Program,
              Series 2003A, 5.250%, 10/01/23 - FSA Insured

       1,680 Castaic Lake Water Agency, California, Revenue Certificates   8/14 at 100.00       AAA       1,796,491
              of Participation, Series 2004A, 5.000%, 8/01/20 - AMBAC
              Insured

       4,250 Los Angeles Department of Water and Power, California,        7/11 at 100.00        AA       4,379,285
              Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
              7/01/41

       1,500 Metropolitan Water District of Southern California, Water    10/14 at 100.00       AAA       1,567,950
              Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 - MBIA
              Insured

       1,190 Pasadena, California, Water Revenue Refunding Bonds, Series   6/13 at 100.00       AAA       1,271,705
              2003, 5.000%, 6/01/20 - FGIC Insured

       1,670 Sacramento County Sanitation District Financing Authority,   12/10 at 101.00        AA       2,343,778
              California, Revenue Bonds, Series 694R-A, 14.004%,
              12/01/10 (IF)

       1,385 Sacramento County Sanitation District Financing Authority,   12/10 at 101.00        AA       1,826,219
              California, Revenue Bonds, Series 694R-B, 12.357%,
              12/01/11 (IF)

----
13

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                               Optional Call                     Market
Amount (000) Description                                                     Provisions* Ratings**            Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  2,055 Westlands Water District, California, Revenue Certificates   3/15 at 100.00       AAA $      2,168,416
              of Participation, Series 2005A, 5.000%, 9/01/24 - MBIA
              Insured
-------------------------------------------------------------------------------------------------------------------
    $247,564 Total Long-Term Investments (cost $252,612,370) - 99.1%                                    266,538,177
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.9%                                                         2,458,694
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $    268,996,871
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. determined that a sale of the facility was in the best interest of shareholders and proceeded accordingly. Investment valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees.
           N/RInvestment is not rated.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 28, 2005


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 2.9%

    $  2,125 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $     2,235,457
              Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
              3/01/21 (Alternative Minimum Tax) - MBIA Insured

       5,000 Long Beach Bond Financing Authority, California, Lease       11/11 at 101.00       AAA       5,292,350
              Revenue Refunding Bonds, Long Beach Aquarium of the South
              Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 2.5%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA       2,116,500
              Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Community Development Authority,         8/09 at 101.00       AAA       4,332,120
              Certificates of Participation, Sutter Health Obligated
              Group, Series 1999, 5.500%, 8/15/31 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.5%

       4,180 California Statewide Community Development Authority,        12/11 at 100.00       AAA       4,302,223
              Multifamily Housing Revenue Senior Bonds, Westgate
              Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34
              (Alternative Minimum Tax) - AMBAC Insured

       3,865 Los Angeles, California, GNMA Mortgage-Backed Securities      7/11 at 102.00       AAA       4,038,964
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments, Series 2001B, 5.400%, 1/20/31
              (Alternative Minimum Tax)

       1,980 Napa, California, FHA-Insured Mortgage Revenue Refunding      7/05 at 100.00       AAA       1,992,593
              Bonds, Creekside Park II Apartments, Series 1994A, 6.625%,
              7/01/25 - MBIA Insured

       1,285 Santa Cruz County Housing Authority, California, GNMA         7/09 at 102.00       AAA       1,329,307
              Collateralized Multifamily Housing Revenue Bonds,
              Northgate Apartments, Series 1999A, 5.500%, 7/20/40
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.0%

       3,985 California Rural Home Mortgage Finance Authority, FNMA        6/12 at 101.00       Aaa       4,088,451
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative
              Minimum Tax)

             California Department of Veterans Affairs, Home Purchase
             Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00       AAA       3,720,640
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00       AAA       5,234,950
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 30.5%

             Bonita Unified School District, San Diego County,
             California, General Obligation Bonds, Series 2004A:
       1,425  5.250%, 8/01/20 - MBIA Insured                               8/14 at 100.00       AAA       1,568,968
       1,570  5.250%, 8/01/21 - MBIA Insured                               8/14 at 100.00       AAA       1,720,846

      31,000 California, Various Purpose General Obligation Bonds,         3/10 at 101.00       AAA      34,363,810
              Series 2000, 5.750%, 3/01/27 - MBIA Insured

       3,570 California, General Obligation Bonds, Series 2004, 5.000%,    2/14 at 100.00       AAA       3,842,570
              2/01/17 - AMBAC Insured

       2,040 Chaffey Joint Union High School District, San Bernardino      8/15 at 100.00       AAA       2,173,906
              County, California, General Obligation Bonds, Series 2005,
              5.000%, 8/01/23 - FGIC Insured

       3,195 Desert Community College District, Riverside County,          8/14 at 100.00       AAA       3,388,329
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/23 - MBIA Insured

       1,365 El Segundo Unified School District, Los Angeles County,       9/14 at 100.00       AAA       1,503,957
              California, General Obligation Bonds, Series 2004, 5.250%,
              9/01/20 - FGIC Insured

       1,610 Eureka Unified School District, Humboldt County,              8/12 at 101.00       AAA       1,747,430
              California, General Obligation Bonds, Series 2002, 5.250%,
              8/01/23 - FSA Insured

       1,000 Fremont Unified School District, Alameda County,              8/12 at 101.00       AAA       1,063,830
              California, General Obligation Bonds, Series 2002A,
              5.000%, 8/01/21 - FGIC Insured

             Golden West Schools Financing Authority, California,
             General Obligation Revenue Refunding Bonds, School District
             Program, Series 1998A:
       2,650  0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56       AAA       1,215,820
       2,755  0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85       AAA       1,170,352

----
15

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  2,500 Huntington Beach Union High School District, Orange County,   8/14 at 100.00       AAA $     2,661,275
              California, General Obligation Bonds, Series 2004, 5.000%,
              8/01/22 - FSA Insured

             Imperial Community College District, Imperial County,
             California, General Obligation Bonds, Series 2005:
       1,330  5.000%, 8/01/23 - FGIC Insured                               8/14 at 100.00       AAA       1,410,478
       1,510  5.000%, 8/01/24 - FGIC Insured                               8/14 at 100.00       AAA       1,596,553

       1,460 Jurupa Unified School District, Riverside County,             8/13 at 100.00       AAA       1,538,504
              California, General Obligation Bonds, Series 2004, 5.000%,
              8/01/24 - FGIC Insured

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA       5,245,800
              Obligation Bonds, Series 2002E, 5.125%, 1/01/27 - MBIA
              Insured

       1,280 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA       1,348,595
              Obligation Bonds, Series 2003A, 5.000%, 7/01/24 - FSA
              Insured

       2,105 San Bernardino Community College District, California,        8/13 at 100.00       AAA       2,241,846
              General Obligation Bonds, Series 2003A, 5.000%, 8/01/21 -
              MBIA Insured

       2,525 San Joaquin Delta Community College District, California,     8/15 at 100.00       AAA       2,647,261
              General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 -
              FSA Insured

       2,335 San Juan Unified School District, Sacramento County,          8/14 at 100.00       AAA       2,523,458
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/18 - MBIA Insured

       1,000 San Ramon Valley Unified School District, Contra Costa        8/14 at 100.00       AAA       1,057,320
              County, California, General Obligation Bonds, Series 2004,
              5.000%, 8/01/24 - FSA Insured

       3,040 Sulphur Springs Union School District, Los Angeles County,      No Opt. Call       AAA       1,942,469
              California, General Obligation Bonds, Series 1991A,
              0.000%, 9/01/15 - MBIA Insured

       1,000 Washington Unified School District, Yolo County,              8/13 at 100.00       AAA       1,060,100
              California, General Obligation Bonds, Series 2004A,
              5.000%, 8/01/22 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.4%

         415 Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call       AAA         489,260
              Bonds, Central Redevelopment Project, Series 1994A,
              7.000%, 9/01/14 - MBIA Insured

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     8/05 at 102.00       AAA       7,249,685
              California, Tax Allocation Revenue Refunding Bonds, Series
              1995, 6.300%, 8/01/25 - AMBAC Insured

       2,250 Brea and Olinda Unified School District, Orange County,       8/11 at 101.00       AAA       2,358,833
              California, Certificates of Participation Refunding,
              Series 2002A, 5.125%, 8/01/26 - FSA Insured

       1,960 California Infrastructure Economic Development Bank,         12/13 at 100.00       AAA       2,058,823
              Revenue Bonds, North County Center for Self-Sufficiency
              Corporation, Series 2004, 5.000%, 12/01/25 - AMBAC Insured

       2,000 Cerritos Public Financing Authority, California, Tax         11/17 at 102.00       AAA       2,138,680
              Allocation Revenue Bonds, Los Cerritos Redevelopment
              Projects, Series 2002A, 5.000%, 11/01/24 - AMBAC Insured

       5,285 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA       5,480,281
              Participation, Master Lease Program, Series 1995, 6.125%,
              9/01/26 - FSA Insured

       2,285 Folsom Cordova Unified School District, Sacramento County,   10/14 at 100.00       AAA       2,443,853
              California, General Obligation Bonds, School Facilities
              Improvement District 1, Series 2004B, 5.000%, 10/01/21 -
              MBIA Insured

       1,185 Folsom Cordova Unified School District, Sacramento County,   10/14 at 100.00       AAA       1,244,357
              California, General Obligation Bonds, School Facilities
              Improvement District 2, Series 2004B, 5.000%, 10/01/27 -
              FSA Insured

       1,000 Los Angeles Community Redevelopment Agency, California, Tax  12/14 at 100.00       AAA       1,071,310
              Allocation Bonds, Bunker Hill Project, Series 2004A,
              5.000%, 12/01/20 - FSA Insured

       2,000 Los Angeles County Metropolitan Transportation Authority,     7/13 at 100.00       AAA       2,147,160
              California, Proposition A First Tier Senior Sales Tax
              Revenue Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

       1,460 Moreno Valley Unified School District, Riverside County,      3/14 at 100.00       AAA       1,538,446
              California, Certificates of Participation, Series 2005,
              5.000%, 3/01/23 - FSA Insured

       7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA       7,296,819
              Angeles County, California, Tax Allocation Revenue
              Refunding Bonds, Series 1995A, 6.050%, 9/01/25 - FSA
              Insured

----
16

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,120 Orange County, California, Recovery Certificates of           7/06 at 102.00       AAA $     5,436,928
              Participation, Series 1996A, 6.000%, 7/01/26 - MBIA Insured

      14,050 Paramount Redevelopment Agency, California, Tax Allocation      No Opt. Call       AAA       4,685,254
              Refunding Bonds, Redevelopment Project Area 1, Series
              1998, 0.000%, 8/01/26 - MBIA Insured

       8,000 Riverside County, California, Asset Leasing Corporate         6/12 at 101.00       AAA       8,494,240
              Leasehold Revenue Bonds, Riverside County Hospital
              Project, Series 1997B, 5.000%, 6/01/19 - MBIA Insured

       1,490 Tulare Public Financing Authority, California, Lease         10/07 at 102.00       AAA       1,591,752
              Revenue Bonds, Capital Facilities Project, Series 1997,
              5.125%, 10/01/22 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 9.5%

       6,500 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA       6,678,880
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill/Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA       3,606,768
              California, Toll Road Revenue Refunding Bonds,
              Series 1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, Series 2000K,     5/10 at 100.00       AAA       2,181,040
              5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       1,290 San Francisco Airports Commission, California, Special        1/08 at 101.00       AAA       1,353,416
              Facilities Lease Revenue Bonds,
              San Francisco International Airport, SFO Fuel Company LLC,
              Series 1997A, 5.250%, 1/01/22 (Alternative Minimum Tax) -
              AMBAC Insured

       3,470 San Francisco Airports Commission, California, Revenue        5/08 at 101.00       AAA       3,675,979
              Bonds, San Francisco International Airport, Second Series
              Issue 16A, 5.375%, 5/01/16 (Alternative Minimum Tax) - FSA
              Insured

       1,320 San Francisco Airports Commission, California, Special        1/08 at 102.00       AAA       1,438,430
              Facilities Lease Revenue Bonds,
              San Francisco International Airport, SFO Fuel Company LLC,
              Series 2000A, 6.100%, 1/01/20 (Alternative Minimum Tax) -
              FSA Insured

         625 San Francisco Airports Commission, California, Revenue        5/10 at 101.00       AAA         661,206
              Bonds, San Francisco International Airport, Second Series
              2000, Issue 26B, 5.000%, 5/01/21 - FGIC Insured

       5,000 San Francisco Airports Commission, California, Revenue        5/11 at 100.00       AAA       5,174,000
              Refunding Bonds, San Francisco International Airport,
              Second Series 2001, Issue 27A, 5.250%, 5/01/31
              (Alternative Minimum Tax) - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 9.3%

         810 Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call       AAA         966,776
              Bonds, Central Redevelopment Project, Series 1994A,
              7.000%, 9/01/14 - MBIA Insured

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA       3,538,168
              County, California, General Obligation Bonds, Series
              2002C, 5.200%, 8/01/32 - FGIC Insured

       6,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA       6,827,040
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

       6,070 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa       6,956,766
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09) - FGIC Insured

       2,500 San Bernardino County Transportation Authority, California,   3/05 at 100.00       AAA       2,739,850
              Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
              3/01/10 - FGIC Insured

       3,000 Shasta Lake, California, Certificates of Participation,       4/05 at 102.00       AAA       3,069,090
              Series 1996-2, 6.000%, 4/01/16 (Pre-refunded to 4/01/05) -
              FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Utilities - 6.4%

       1,310 Anaheim Public Finance Authority, California, Second Lien    10/14 at 100.00       AAA       1,448,677
              Electric Distribution Revenue Bonds, Series 2004, 5.250%,
              10/01/17 - MBIA Insured

       5,000 California Pollution Control Financing Authority,             4/11 at 102.00       AAA       5,404,200
              Remarketed Revenue Bonds, Pacific Gas and Electric
              Company, Series 1996A, 5.350%, 12/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 California Pollution Control Financing Authority, Revenue     9/09 at 101.00       AAA       1,075,560
              Refunding Bonds, Southern California Edison Company,
              Series 1999B, 5.450%, 9/01/29 - MBIA Insured

       3,500 Northern California Power Agency, Revenue Refunding Bonds,    7/08 at 101.00       AAA       3,705,730
              Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 -
              MBIA Insured

----
17

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA $     2,044,516
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax) - AMBAC Insured

       2,700 Santa Clara, California, Subordinate Electric Revenue         7/13 at 100.00       AAA       2,857,167
              Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 7.7%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA       3,234,460
              of Participation, Water and Wastewater Revenue Bonds,
              Jurupa Community Services District, Series 2001NN, 5.250%,
              9/01/32 - MBIA Insured

       2,850 Metropolitan Water District of Southern California, Water     1/08 at 101.00       AAA       2,914,322
              Revenue Bonds, Series 1997A, 5.000%, 7/01/37 - FGIC Insured

       6,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA       6,206,100
              of Participation, Series 2003, 5.000%, 2/01/33 - FGIC
              Insured

       1,000 Orange County Water District, California, Revenue             2/15 at 100.00       AAA       1,054,980
              Certificates of Participation, Series 2005B,
              5.000%, 8/15/24 - MBIA Insured

       1,500 Sacramento County Sanitation District Financing Authority,   12/14 at 100.00       AAA       1,605,720
              California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21
              - AMBAC Insured

       5,000 San Diego Public Facilities Financing Authority,              5/05 at 101.00       AAA       5,069,600
              California, Sewerage Revenue Bonds, Series 1995, 5.000%,
              5/15/25 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
    $256,755 Total Long-Term Investments (cost $241,838,477) - 99.7%                                    258,931,154
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.3%                                                           875,651
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   259,806,805
             ------------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.

                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities
February 28, 2005

                                                                                                 California
                                                                                   California       Insured
-----------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $252,612,370 and $241,838,477, respectively) $266,538,177  $258,931,154
Receivables:
  Interest                                                                         4,186,945     3,350,350
  Investments sold                                                                   288,150            --
  Shares sold                                                                        179,799        35,283
Other assets                                                                           5,689         5,640
-----------------------------------------------------------------------------------------------------------
    Total assets                                                                 271,198,760   262,322,427
-----------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                       356,576       984,811
Payables:
  Investments purchased                                                              565,362            --
  Shares redeemed                                                                     22,198       377,218
Accrued expenses:
  Management fees                                                                    111,130       107,778
  12b-1 distribution and service fees                                                 33,806        33,969
  Other                                                                               80,247        77,191
Dividends payable                                                                  1,032,570       934,655
-----------------------------------------------------------------------------------------------------------
    Total liabilities                                                              2,201,889     2,515,622
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $268,996,871  $259,806,805
-----------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 69,151,499  $ 81,346,441
Shares outstanding                                                                 6,618,721     7,456,979
Net asset value per share                                                       $      10.45  $      10.91
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.91  $      11.39
-----------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $ 16,258,313  $ 18,559,927
Shares outstanding                                                                 1,557,089     1,698,907
Net asset value and offering price per share                                    $      10.44  $      10.92
-----------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 19,164,596  $ 12,951,674
Shares outstanding                                                                 1,837,172     1,193,911
Net asset value and offering price per share                                    $      10.43  $      10.85
-----------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $164,422,463  $146,948,763
Shares outstanding                                                                15,738,996    13,466,943
Net asset value and offering price per share                                    $      10.45  $      10.91
-----------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $262,536,012  $243,155,395
Undistributed (Over-distribution of) net investment income                          (162,318)     (156,563)
Accumulated net realized gain (loss) from investments                             (7,302,630)     (284,704)
Net unrealized appreciation of investments                                        13,925,807    17,092,677
-----------------------------------------------------------------------------------------------------------
Net assets                                                                      $268,996,871  $259,806,805
-----------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations
Year Ended February 28, 2005

                                                                                   California
                                                                      California      Insured
---------------------------------------------------------------------------------------------
Investment Income                                                   $14,492,442  $13,330,527
---------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,424,629    1,409,278
12b-1 service fees - Class A                                            130,730      160,166
12b-1 distribution and service fees - Class B                           153,030      185,824
12b-1 distribution and service fees - Class C                           135,721       97,626
Shareholders' servicing agent fees and expenses                         156,198      138,776
Custodian's fees and expenses                                            71,635       69,803
Trustees' fees and expenses                                               5,928        3,869
Professional fees                                                        45,776       18,044
Shareholders' reports - printing and mailing expenses                    33,101       32,282
Federal and state registration fees                                       3,176        3,047
Other expenses                                                            8,913       11,823
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,168,837    2,130,538
  Custodian fee credit                                                   (9,224)      (7,237)
---------------------------------------------------------------------------------------------
Net expenses                                                          2,159,613    2,123,301
---------------------------------------------------------------------------------------------
Net investment income                                                12,332,829   11,207,226
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               (51,830)    (286,406)
Net change in unrealized appreciation (depreciation) of investments  (1,326,270)  (6,330,145)
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (1,378,100)  (6,616,551)
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $10,954,729  $ 4,590,675
---------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets

                                                                            California              California Insured
                                                                    --------------------------  --------------------------
                                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                                          2/28/05       2/29/04       2/28/05       2/29/04
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $ 12,332,829  $ 12,578,383  $ 11,207,226  $ 11,899,250
Net realized gain (loss) from investments                                (51,830)    2,150,247      (286,406)      512,628
Net change in unrealized appreciation (depreciation) of investments   (1,326,270)    3,235,329    (6,330,145)    2,806,548
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            10,954,729    17,963,959     4,590,675    15,218,426
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (3,009,504)   (2,624,137)   (3,476,841)   (3,495,719)
  Class B                                                               (622,503)     (702,891)     (699,301)     (762,723)
  Class C                                                               (744,201)     (752,695)     (488,685)     (514,366)
  Class R                                                             (7,998,261)   (8,538,243)   (6,707,998)   (7,023,534)
From accumulated net realized gains from investments:
  Class A                                                                     --            --       (46,002)     (125,598)
  Class B                                                                     --            --       (10,961)      (32,367)
  Class C                                                                     --            --        (7,497)      (20,737)
  Class R                                                                     --            --       (85,614)     (237,042)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (12,374,469)  (12,617,966)  (11,522,899)  (12,212,086)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                          28,400,679    23,520,419    15,205,484    26,590,676
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                         6,775,703     7,101,750     6,074,615     6,670,433
---------------------------------------------------------------------------------------------------------------------------
                                                                      35,176,382    30,622,169    21,280,099    33,261,109
Cost of shares redeemed                                              (30,912,607)  (35,692,927)  (27,713,724)  (35,767,986)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions     4,263,775    (5,070,758)   (6,433,625)   (2,506,877)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  2,844,035       275,235   (13,365,849)      499,463
Net assets at the beginning of year                                  266,152,836   265,877,601   273,172,654   272,673,191
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $268,996,871  $266,152,836  $259,806,805  $273,172,654
---------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                 $   (162,318) $   (121,158) $   (156,563) $     10,738
---------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service of the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2005, California had an outstanding when-issued purchase commitment of $565,362. There were no such outstanding purchase commitments in California Insured.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
California Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such


----
22
municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2005, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such securities during the fiscal year ended February 28, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
23

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/05                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,150,380  $ 21,755,892   1,487,459  $ 15,174,846
  Class B                                             93,993       970,696     113,078     1,154,753
  Class C                                            382,515     3,957,725     523,724     5,398,121
  Class R                                            165,121     1,716,366     175,048     1,792,699
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            111,654     1,151,215     114,283     1,171,890
  Class B                                             22,318       229,963      24,366       249,801
  Class C                                             31,882       328,245      34,571       354,011
  Class R                                            491,285     5,066,280     519,239     5,326,048
-----------------------------------------------------------------------------------------------------
                                                   3,449,148    35,176,382   2,991,768    30,622,169
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,222,538)  (12,599,709) (1,210,803)  (12,403,903)
  Class B                                           (190,119)   (1,944,729)   (297,137)   (3,028,615)
  Class C                                           (323,592)   (3,314,931)   (494,569)   (5,064,334)
  Class R                                         (1,269,802)  (13,053,238) (1,486,366)  (15,196,075)
-----------------------------------------------------------------------------------------------------
                                                  (3,006,051)  (30,912,607) (3,488,875)  (35,692,927)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                              443,097  $  4,263,775    (497,107) $ (5,070,758)
-----------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/05                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            863,206  $  9,412,701   1,474,456  $ 16,285,875
  Class B                                             53,718       586,334     229,618     2,543,666
  Class C                                            127,145     1,378,542     327,776     3,602,647
  Class R                                            346,141     3,827,907     378,343     4,158,488
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            126,683     1,381,635     137,968     1,519,567
  Class B                                             20,620       225,149      25,362       279,482
  Class C                                             21,638       234,602      25,164       275,504
  Class R                                            388,170     4,233,229     417,498     4,595,880
-----------------------------------------------------------------------------------------------------
                                                   1,947,321    21,280,099   3,016,185    33,261,109
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,037,905)  (11,242,623) (1,098,477)  (12,025,016)
  Class B                                           (281,058)   (3,053,467)   (300,648)   (3,315,317)
  Class C                                           (191,208)   (2,077,680)   (306,843)   (3,338,878)
  Class R                                         (1,043,144)  (11,339,954) (1,556,223)  (17,088,775)
-----------------------------------------------------------------------------------------------------
                                                  (2,553,315)  (27,713,724) (3,262,191)  (35,767,986)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (605,994) $ (6,433,625)   (246,006) $ (2,506,877)
-----------------------------------------------------------------------------------------------------


----
24

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 28, 2005, were as follows:

                                                    California
                                        California     Insured
                  --------------------------------------------
                  Purchases            $44,293,853 $55,858,259
                  Sales and maturities  41,464,576  63,377,079
                  --------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2005, the cost of investments was as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $252,778,129 $241,695,357
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2005, were as follows:

                                                                California
                                                   California      Insured
      --------------------------------------------------------------------
      Gross unrealized:
        Appreciation                             $14,833,444  $17,382,001
        Depreciation                              (1,073,396)    (146,204)
      --------------------------------------------------------------------
      Net unrealized appreciation of investments $13,760,048  $17,235,797
      --------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed net tax-exempt income*        $839,375   $634,973
        Undistributed net ordinary income**               --         --
        Undistributed net long-term capital gains         --         --
        ---------------------------------------------------------------

 * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                 California
     2005                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $12,305,999 $11,418,295
     Distributions from net ordinary income**            51,070     122,171
     Distributions from net long-term capital gains          --      25,661
     ----------------------------------------------------------------------

                                                                 California
     2004                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from net tax-exempt income       $12,672,617 $11,787,203
     Distributions from net ordinary income**                --      95,894
     Distributions from net long-term capital gains          --     338,852
     ----------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
25

At February 28, 2005, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                 California
                                      California    Insured
                     --------------------------------------
                     --------------------------------------
                     Expiration year:
                       2011           $1,920,794   $     --
                       2012            5,101,139         --
                       2013               84,060    284,475
                     --------------------------------------
                     Total            $7,105,993   $284,475
                     --------------------------------------

At February 28, 2005, California Insured elected to defer $230 of net realized losses from investments incurred from November 1, 2004 through February 28, 2005 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the current fiscal year.

5. Management Fee and Other Transactions with Affiliates

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of March 31, 2005, the complex level fee rate was .1920%; that is, the funds' effective management fees were reduced by approximately .008%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
26

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Management Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .5500%
              For the next $125 million                    .5375
              For the next $250 million                    .5250
              For the next $500 million                    .5125
              For the next $1 billion                      .5000
              For the next $3 billion                      .4750
              For net assets over $5 billion               .4500
              ---------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            California
                                                 California    Insured
          ------------------------------------------------------------
          Sales charges collected (unaudited)      $148,963   $170,150
          Paid to authorized dealers (unaudited)    127,187    146,479
          ------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             Commission advances (unaudited)    $65,524    $49,809
             -----------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2005, the Distributor retained such 12b-1 fees as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             12b-1 fees retained (unaudited)   $150,645   $165,000
             -----------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2005, as follows:

                                                     California
                                          California    Insured
                -----------------------------------------------
                CDSC retained (unaudited)    $31,515    $67,038
                -----------------------------------------------


----
27

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and NAM, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April, 1, 2005, to shareholders of record on March 9, 2005, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0395     $.0390
                     Class B                .0330      .0320
                     Class C                .0350      .0335
                     Class R                .0415      .0405
                   -----------------------------------------



----
28

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations       Less Distributions
                                         --------------------------- -----------------------                    --------


CALIFORNIA




                                                          Net
                               Beginning       Net  Realized/            Net                  Ending              Ending
                                     Net   Invest- Unrealized        Invest-                     Net                 Net
                                   Asset      ment       Gain           ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2005                             $10.52      $.48      $(.08) $ .40   $(.47)   $  --  $(.47) $10.45      4.02% $ 69,151
 2004                              10.30       .49        .22    .71    (.49)      --   (.49)  10.52      7.08    58,671
 2003                              10.25       .50        .06    .56    (.51)      --   (.51)  10.30      5.67    53,441
 2002                              10.42       .53       (.15)   .38    (.53)    (.02)  (.55)  10.25      3.82    53,078
 2001                              10.01       .57        .41    .98    (.57)      --   (.57)  10.42      9.99    52,540
Class B (3/97)
 2005                              10.51       .40       (.07)   .33    (.40)      --   (.40)  10.44      3.24    16,258
 2004                              10.29       .41        .22    .63    (.41)      --   (.41)  10.51      6.30    17,139
 2003                              10.24       .43        .06    .49    (.44)      --   (.44)  10.29      4.88    18,431
 2002                              10.41       .45       (.15)   .30    (.45)    (.02)  (.47)  10.24      3.04    15,012
 2001                              10.00       .49        .41    .90    (.49)      --   (.49)  10.41      9.23    14,825
Class C (9/94)
 2005                              10.50       .42       (.07)   .35    (.42)      --   (.42)  10.43      3.49    19,165
 2004                              10.29       .43        .21    .64    (.43)      --   (.43)  10.50      6.42    18,341
 2003                              10.25       .45        .05    .50    (.46)      --   (.46)  10.29      5.02    17,320
 2002                              10.42       .47       (.14)   .33    (.48)    (.02)  (.50)  10.25      3.28    14,918
 2001                              10.01       .51        .41    .92    (.51)      --   (.51)  10.42      9.42    14,077
Class R (7/86)
 2005                              10.52       .50       (.07)   .43    (.50)      --   (.50)  10.45      4.26   164,422
 2004                              10.31       .51        .21    .72    (.51)      --   (.51)  10.52      7.22   172,001
 2003                              10.26       .52        .07    .59    (.54)      --   (.54)  10.31      5.92   176,687
 2002                              10.43       .55       (.15)   .40    (.55)    (.02)  (.57)  10.26      4.06   180,205
 2001                              10.02       .59        .41   1.00    (.59)      --   (.59)  10.43     10.23   187,532
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA                                         -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,       Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
 2005                               .86%    4.62%      .86%    4.62%      .86%    4.62%        16%
 2004                               .88     4.74       .88     4.74       .87     4.75         28
 2003                               .89     4.91       .89     4.91       .88     4.92         25
 2002                               .88     5.15       .88     5.15       .87     5.16          6
 2001                               .88     5.52       .88     5.52       .87     5.53         39
Class B (3/97)
 2005                              1.61     3.87      1.61     3.87      1.61     3.87         16
 2004                              1.63     3.99      1.63     3.99      1.62     4.00         28
 2003                              1.64     4.16      1.64     4.16      1.63     4.17         25
 2002                              1.63     4.41      1.63     4.41      1.62     4.42          6
 2001                              1.63     4.77      1.63     4.77      1.62     4.78         39
Class C (9/94)
 2005                              1.41     4.07      1.41     4.07      1.41     4.07         16
 2004                              1.43     4.19      1.43     4.19      1.42     4.20         28
 2003                              1.44     4.37      1.44     4.37      1.43     4.37         25
 2002                              1.43     4.60      1.43     4.60      1.42     4.61          6
 2001                              1.43     4.97      1.43     4.97      1.42     4.98         39
Class R (7/86)
 2005                               .66     4.82       .66     4.82       .66     4.82         16
 2004                               .68     4.94       .68     4.94       .67     4.95         28
 2003                               .69     5.12       .69     5.12       .68     5.12         25
 2002                               .68     5.35       .68     5.35       .67     5.37          6
 2001                               .68     5.72       .68     5.72       .67     5.73         39
--------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations       Less Distributions
                                         --------------------------- -----------------------                    --------


CALIFORNIA INSURED




                                                          Net
                               Beginning       Net  Realized/            Net                  Ending              Ending
                                     Net   Invest- Unrealized        Invest-                     Net                 Net
                                   Asset      ment       Gain           ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2005                             $11.19      $.46      $(.26) $ .20   $(.47)   $(.01) $(.48) $10.91      1.88% $ 81,346
 2004                              11.06       .48        .15    .63    (.48)    (.02)  (.50)  11.19      5.84    83,966
 2003                              10.92       .49        .23    .72    (.50)    (.08)  (.58)  11.06      6.73    77,312
 2002                              10.85       .51        .12    .63    (.52)    (.04)  (.56)  10.92      5.90    70,068
 2001                              10.19       .52        .67   1.19    (.53)      --   (.53)  10.85     11.98    63,775
Class B (3/97)
 2005                              11.20       .38       (.26)   .12    (.39)    (.01)  (.40)  10.92      1.10    18,560
 2004                              11.07       .40        .15    .55    (.40)    (.02)  (.42)  11.20      5.04    21,346
 2003                              10.94       .41        .21    .62    (.41)    (.08)  (.49)  11.07      5.82    21,602
 2002                              10.86       .43        .12    .55    (.43)    (.04)  (.47)  10.94      5.18    18,985
 2001                              10.20       .45        .66   1.11    (.45)      --   (.45)  10.86     11.14    13,487
Class C (9/94)
 2005                              11.12       .40       (.25)   .15    (.41)    (.01)  (.42)  10.85      1.37    12,952
 2004                              10.99       .42        .14    .56    (.41)    (.02)  (.43)  11.12      5.25    13,751
 2003                              10.86       .43        .21    .64    (.43)    (.08)  (.51)  10.99      6.04    13,082
 2002                              10.78       .44        .13    .57    (.45)    (.04)  (.49)  10.86      5.42    11,794
 2001                              10.13       .46        .66   1.12    (.47)      --   (.47)  10.78     11.32     7,489
Class R (7/86)
 2005                              11.19       .49       (.27)   .22    (.49)    (.01)  (.50)  10.91      2.05   146,949
 2004                              11.05       .50        .16    .66    (.50)    (.02)  (.52)  11.19      6.11   154,110
 2003                              10.91       .51        .22    .73    (.51)    (.08)  (.59)  11.05      6.91   160,678
 2002                              10.84       .53        .11    .64    (.53)    (.04)  (.57)  10.91      6.08   162,649
 2001                              10.18       .54        .67   1.21    (.55)      --   (.55)  10.84     12.18   162,081
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA INSURED                                 -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,       Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
 2005                               .84%    4.25%      .84%    4.25%      .84%    4.26%        22%
 2004                               .86     4.38       .86     4.38       .86     4.38         14
 2003                               .86     4.47       .86     4.47       .86     4.48         25
 2002                               .87     4.64       .87     4.64       .85     4.66         40
 2001                               .88     4.97       .88     4.97       .87     4.98         16
Class B (3/97)
 2005                              1.59     3.50      1.59     3.50      1.59     3.51         22
 2004                              1.61     3.63      1.61     3.63      1.61     3.63         14
 2003                              1.61     3.72      1.61     3.72      1.61     3.73         25
 2002                              1.62     3.89      1.62     3.89      1.60     3.91         40
 2001                              1.63     4.22      1.63     4.22      1.62     4.23         16
Class C (9/94)
 2005                              1.40     3.70      1.40     3.70      1.39     3.71         22
 2004                              1.41     3.83      1.41     3.83      1.41     3.83         14
 2003                              1.41     3.93      1.41     3.93      1.41     3.93         25
 2002                              1.42     4.10      1.42     4.10      1.40     4.12         40
 2001                              1.43     4.42      1.43     4.42      1.42     4.43         16
Class R (7/86)
 2005                               .65     4.45       .65     4.45       .64     4.46         22
 2004                               .66     4.58       .66     4.58       .66     4.58         14
 2003                               .66     4.67       .66     4.67       .66     4.68         25
 2002                               .67     4.84       .67     4.84       .65     4.86         40
 2001                               .68     5.18       .68     5.18       .67     5.18         16
--------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 19, 2005


----
31

                                     Notes

--------------------------------------------------------------------------------
32

                                     Notes

--------------------------------------------------------------------------------
33

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       154
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp./4/;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management; Director (since 1996) of
                                                          Institutional Capital Corporation; Chairman
                                                          and Director (since 1999) of Rittenhouse
                                                          Asset Management, Inc.; Chairman of Nuveen
                                                          Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        154
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         154
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          154
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire & Casualty Company; formerly Director,
                                                          Federal Reserve Bank of Chicago; formerly,
                                                          President and Chief Operating Officer, SCI
                                                          Financial Group, Inc., a regional financial
                                                          services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       154
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (2004) as Chairman, JPMorgan Fleming       152
10/28/42                                                  Asset Management, President and CEO, Banc
333 W. Wacker Drive                                       One Investment Advisors Corporation, and
Chicago, IL 60606                                         President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; currently a member
                                                          of the American and Wisconsin Bar
                                                          Associations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Chairman, formerly, Senior Partner and Chief       154
9/24/44                                                   Operating Officer, Miller-Valentine Partners
333 W. Wacker Drive                                       Ltd., a real estate investment company;
Chicago, IL 60606                                         formerly, Vice President, Miller-Valentine
                                                          Realty, a construction company; Chair,
                                                          Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; Board
                                                          Member, formerly Chair, Dayton Development
                                                          Coalition; President, Dayton Philharmonic
                                                          Orchestra; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton,
                                                          Ohio and Business Advisory Council,
                                                          Cleveland Federal Reserve Bank.

----
34

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or   Including other Directorships                  Overseen by
and Address            the Funds      Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997      Executive Director, Gaylord and Dorothy            154
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Trustee            2005      Senior Vice President for Business and             154
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First                                                 Fund Complex
Birthdate              Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed (3) During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:

---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988      Managing Director (since 2002), Assistant          154
9/9/56                 Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President     2004      Managing Director (since 2005), previously,        154
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000      Vice President (since 2002), formerly,             154
2/3/66                 and Assistant                Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                    previously, Associate of Nuveen Investments,
Chicago, IL 60606                                   LLC.


---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999      Vice President of Nuveen Investments, LLC          154
11/28/67               and Treasurer                (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                 President (since 1997); Vice President and
Chicago, IL 60606                                   Treasurer of Nuveen Investments, Inc. (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/ (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Asset Management (since 2002) and of
                                                    Nuveen Investments Advisers Inc. (since
                                                    2002); Assistant Treasurer of NWQ Investment
                                                    Management Company, LLC (since 2002); Vice
                                                    President and Treasurer of Nuveen
                                                    Rittenhouse Asset Management, Inc. (since
                                                    2003); Chartered Financial Analyst.

----
35

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First                                                 Fund Complex
Birthdate             Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000      Vice President (since 2002) and Assistant          154
9/24/64               and Secretary                General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp./4/ and Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004) formerly,           154
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/; Managing Director of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002) of Nuveen           154
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/ (since 1995); Managing
                                                   Director of Nuveen Asset Management (since
                                                   2001); Vice President of Nuveen Investment
                                                   Advisers Inc. (since 2002); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              154
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              154
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.;/4/ formerly, Senior Attorney
                                                   (1994 to 2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              154
3/22/63                                            Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                President (since 1999); prior thereto,
Chicago, IL 60606                                  Associate of Nuveen Investments, LLC;
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President (since 1999), previously,           154
8/27/61                                            Assistant Vice President (since 1993) of
333 W. Wacker Drive                                Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988      Vice President, Assistant Secretary and            154
7/27/51               and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and (since 1997) Nuveen Asset
                                                   Management; Vice President (since 2000),
                                                   Assistant Secretary and Assistant General
                                                   Counsel (since 1998) of Rittenhouse Asset
                                                   Management; Vice President and Assistant
                                                   Secretary of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Secretary of
                                                   NWQ Investment Management Company, LLC
                                                   (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
36

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-CA-0205D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 28,
                                               2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund


[LOGO] Nuveen Investments

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders soon will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We will be sending you more information about this process in the coming weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Nuveen Connecticut, New Jersey, New York, and New York Insured Municipal Bond Funds

  Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Nuveen Connecticut, New Jersey, New York, and New York Insured Municipal Bond Funds. Paul, who has 14 years of investment experience, has managed the Connecticut, New York and New York Insured Funds since 1999 and the New Jersey Fund since 2003.

--------------------------------------------------------------------------------

What factors had the greatest influence on the United States economy and the municipal market during the 12-month period ended February 28, 2005?

The municipal bond market generally performed moderately well during the past 12 months, despite a series of six Federal Reserve interest-rate increases between June 30, 2004, and the end of the period and increases in other short-term and short-intermediate term interest rates. The Fed's actions, which sent the federal funds rate from 1.00 percent to 2.50 percent, came as the economy was enjoying steady growth. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 2.75 percent.) U.S. gross domestic product, a measure of national economic output, grew at an annualized rate of 3.3 percent during the second quarter of 2004, 4.0 percent in the third quarter, and 3.8 percent in the fourth quarter. As the economy strengthened, state and local governments around the country benefited from higher tax revenues and improved financial positions. These trends helped lower-rated bonds, which investors favored in their continued search for higher-yielding securities in a historically low longer-term interest rate environment.

Shorter-term municipal bond yields generally rose in line with the Fed's rate hikes, but long-term yields surprised many analysts and ended the reporting period only incrementally higher. Long-term yields were impacted by investors' apparent conclusion that inflation, despite sharply rising oil prices, remained under control, enabling the Fed to continue raising rates at its present "measured" pace.

Nationwide, municipal bond issuance totaled $385.5 billion in 2004, a 6 percent decline compared to the prior year. Issuance generally continued to be high by relative standards, however, as longer-term interest rates, though rising, remained historically low. Connecticut issued $5.8 billion worth of debt in 2004, a 3 percent decline compared to its 2003 supply, while New York's 2004 issuance of $38 billion represented an approximately 9 percent decline, despite several large New York City bond issues during the period. New Jersey, however, was a very active debt issuer last year. The state's municipal supply amounted to $3.4 billion, a 93 percent increase compared to in 2003.

How did the Funds perform?

The chart on the next page provides total return performance information for the four Funds for the one-year, five-year, and ten-year periods ended February 28, 2005. Each Fund's total return performance is compared with its corresponding state-specific Lipper peer fund category, as well as with the national Lehman Brothers Municipal Bond Index. The reasons for each Fund's variance from its corresponding state-specific Lipper peer fund category average and the national Lehman Brothers Index are discussed later in the report. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is difficult since most of the national index's results come from out-of-state bonds.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Total Returns as of 2/28/05
--------------------------------------------------------------------------------

                                                    Average Annual
                                                 ---------------------
                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Connecticut Municipal Bond
           Fund
          A Shares at NAV                         2.89%  6.85%   5.96%
          A Shares at Offer                      -1.42%  5.93%   5.51%
         Lipper Connecticut Municipal Debt
           Funds Category Average/1/              1.75%  6.28%   5.63%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------
         Nuveen New Jersey Municipal Bond
           Fund
          A Shares at NAV                         3.20%  6.81%   5.80%
          A Shares at Offer                      -1.13%  5.89%   5.35%
         Lipper New Jersey Municipal Debt
           Funds Category Average/1/              2.50%  6.31%   5.48%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------
         Nuveen New York Municipal Bond Fund
          A Shares at NAV                         3.12%  6.81%   6.22%
          A Shares at Offer                      -1.24%  5.88%   5.77%
         Lipper New York Municipal Debt Funds
           Category Average/1/                    2.14%  6.48%   5.68%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------
         Nuveen New York Insured Municipal
           Bond Fund
          A Shares at NAV                         2.59%  6.77%   5.77%
          A Shares at Offer                      -1.70%  5.85%   5.32%
         Lipper New York Insured Municipal
           Debt Funds Category Average/1/         1.93%  6.31%   5.50%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2005, all of the Funds in this report had positive UNII for tax purposes and negative UNII for financial statement purposes.

How would you describe the economic environment and municipal market conditions in Connecticut, New Jersey, and New York?

The Connecticut economy, anchored by the manufacturing, financial services, education, and health care sectors, continued to recover during the past 12 months. Connecticut is projected to finish the 2005 fiscal year with a general fund surplus of $336 million, in part because of higher income-tax receipts and real estate tax collections. Governor M. Jodi Rell recently submitted her proposed 2006-07 biennial budget, which includes a $1.1 billion budget gap to be closed through higher cigarette and corporate taxes along with spending cuts. At the end of January 2005, Connecticut's unemployment rate stood at 4.7 percent, well below the national average of 5.2 percent. Connecticut maintained a credit rating of Aa3 with a stable outlook from Moody's, and a rating of AA with a stable outlook from Standard & Poor's (S&P).

--------------------------------------------------------------------------------
1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2005. The Lipper categories contained 22, 21 and 13 funds in the Lipper Connecticut Municipal Debt Funds Category, 56, 50 and 36 funds in the Lipper New Jersey Municipal Debt Funds Category, 110, 88 and 56 funds in the Lipper New York Municipal Debt Funds Category and 8, 8 and 6 funds in the Lipper New York Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 28, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.


                             Annual Report  Page 3

New Jersey's unemployment rate was a well-below-average 3.9 percent as of January 2005. The state's diverse economy, which has benefited from an influx of jobs from nearby New York City, has recovered more quickly than many other states, in part because its recession was milder. However, New Jersey did run budget deficits during the 2002, 2003, and 2004 fiscal years. These gaps were closed in part by drawing down the state's rainy day fund and issuing bonds backed by tobacco settlement funds. To balance its $28 billion budget for fiscal 2005, New Jersey relied on new borrowing, deficit financing, and a variety of new taxes. The state's financial challenges led to credit-rating downgrades from Moody's and S&P. In July, Moody's lowered New Jersey's credit rating to Aa3, while S&P downgraded the state's rating to AA-.

New York's budget for the 2005 fiscal year, adopted more than four months late, saw its budget gap closed through a combination of spending cuts and the use of one-time revenues. Late in the reporting period, Governor George Pataki proposed a $106 billion budget for the 2006 fiscal year. The budget included a multi-billion shortfall to be repaired in part through Medicaid cuts, higher taxes and fees, and reduced government spending. As of January 2005, New York's unemployment rate stood at 5.0 percent, slightly below the national average. The state maintained an S&P credit rating of AA with a stable outlook, upgraded from negative in September 2004 as a result of New York's improving economy. Moody's upgraded New York's credit rating to A1 during the period.

What strategies were used to manage the Funds during the 12-month period, and how did these strategies influence performance?

Connecticut Fund. During the past 12 months, the Nuveen Connecticut Municipal Bond Fund's total return at net asset value outperformed its Lipper peer group average but modestly trailed the national Lehman Brothers index. The Fund generally was helped by the performance of its BBB-rated holdings, which made up nearly 10 percent of the portfolio at the end of the period.

The Fund also benefited from favorable security selection. One area of strength was in the resource recovery sector, particularly waste disposal bonds issued for Ogden Martin. Security selection in the healthcare sector also added to performance during the period, with bonds issued by the Connecticut Health and Education Facilities Authority, Hospital for Special Care performing especially well. Also, six months ago in our report to shareholders, we cited Puerto Rico bonds backed by tobacco settlement revenues as relatively weak performers. These securities recovered dramatically during the second half of the reporting period, however, as investors saw an improving legal environment for the issuers. (Interest income from securities issued by U.S. territories and possessions is exempt from federal, state and local taxes in all 50 states.)

These positive influences were partly offset by the Fund's modest weighting in housing bonds, which have not fared well with interest rates at historically low levels. When rates are low, homeowners become more likely to prepay mortgages, increasing the pace at which housing bonds are called. In fact, some of the portfolio's investments in this sector were called during the period, and those that weren't tended to lag the market.

The Fund's yield curve positioning also detracted somewhat from performance, especially as the period went on. One of our management strategies was to reinvest cash in high-quality bonds occupying what we would consider the short-intermediate part of the municipal yield curve. With the Fed raising short-term rates during much of the period, we believed that yields were likely to rise on longer bonds and that it would be prudent to reduce the portfolio's sensitivity to interest rates. To our surprise, and to the surprise of most analysts, securities on the long end of the municipal yield curve performed better than expected. Thus, the portfolio's relatively defensive positioning in short-intermediate bonds was not helpful to performance in an environment in which shorter-


                             Annual Report  Page 4
term yields rose and long-term yields either fell or remained relatively stable. However, we believe that adding to the Fund's short-intermediate holdings may help performance if long-term rates follow short-term rates upward, a trend we started detecting very late in the reporting period.

New Jersey Fund. The Nuveen New Jersey Municipal Bond Fund enjoyed strong performance during the period, with the Fund's total return at net asset value outpacing both the Lipper New Jersey Municipal Debt Funds Category Average and the Lehman Brothers Municipal Bond Index. The Fund's performance benefited from many of the same factors influencing the Connecticut Fund. Bond appreciation from some of the Fund's lower-rated holdings added to results, with a weighting in BBB-rated bonds, approximately 12 percent of the portfolio at period end, particularly helpful. The Fund also benefited from strong security selection, especially from positions in the industrial revenue sector and from bonds backed by tobacco settlement revenues.

As with the Connecticut Fund, we favored intermediate maturity bonds in the New Jersey Fund. However, because we were relatively comfortable with this portfolio's duration, we purchased bonds representing a wider spectrum of intermediate maturities. The supply of new municipal debt was ample in New Jersey during the period, especially as time went on. In late summer and early fall 2004, the state offered several bond issues backed by cigarette taxes or vehicle fees, while in January 2005 New Jersey provided refinancing deals available at what we believed were attractive terms. With both bond issues offering a wide assortment of securities to choose from, we invested in those that we believed offered our shareholders the best available values. Many of these bonds were insured, contributing to a modest increase in the portfolio's already relatively high credit quality.

New York Funds. The Nuveen New York Municipal Bond Fund also performed well on a relative basis during the 12 months ending February 28, 2005, with the Fund's total return at net asset value outpacing both its Lipper peer group average as well as the national Lehman Brothers index. The Nuveen New York Insured Municipal Bond Fund also outperformed its Lipper peer group average but trailed the Lehman Brothers index during the period.

In the uninsured Fund, lower-rated securities, especially BBB-rated bonds, added to performance. Security selection also helped, with portfolio holdings in industrial development revenue bonds strong contributors during the period. The uninsured Fund also benefited from its relatively long duration, which helped performance as longer-dated bonds tended to outperform their shorter counterparts. More mixed results came from the Fund's inverse floating rate holdings. These securities, which are highly sensitive to rate changes, posted positive total returns during the period. However, because their level of coupon income varies inversely to short-term interest rates, their income payments fell as short-term rates rose. A more clearly negative impact came from the Fund's weighting in housing bonds, many of which were called as interest rates continued to be at historically low levels.

The insured Fund, meanwhile, was helped by its yield curve positioning, with a weighting in intermediate bonds adding to performance during the period. However, the insured Fund also included a number of advance refunded securities, which, as is typical, had relatively short maturity dates. As shorter-term rates rose during the period, these bonds tended to lag the market.

In both New York Funds, new investments tended to focus on intermediate-term bonds. Although new purchase and sales activity was relatively light in both portfolios during the past 12 months, we were most active in the New York City municipal market, purchasing a number of intermediate bonds with 10- to 15-year maturity dates. In both Funds, we also looked to sell some of our shortest-maturity bonds, particularly those facing near-term calls.


                             Annual Report  Page 5

     Nuveen Connecticut Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

              Nuveen Connecticut    Nuveen Connecticut
             Municipal Bond Fund   Municipal Bond Fund    Lehman Brothers
                    (Offer)               (NAV)          Municipal Bond Index
             -------------------   -------------------   --------------------
 2/1995         $ 9,580.00              $10,000.00            $10,000.00
 3/1995           9,664.97               10,088.70             10,115.00
 4/1995           9,682.18               10,106.66             10,127.14
 5/1995           9,978.45               10,415.92             10,450.19
 6/1995           9,890.04               10,323.64             10,359.28
 7/1995           9,957.40               10,393.94             10,457.69
 8/1995          10,063.84               10,505.05             10,590.50
 9/1995          10,120.50               10,564.20             10,657.22
10/1995          10,257.33               10,707.02             10,811.75
11/1995          10,432.63               10,890.01             10,991.23
12/1995          10,559.49               11,022.43             11,096.74
 1/1996          10,587.47               11,051.64             11,181.08
 2/1996          10,542.68               11,004.89             11,105.05
 3/1996          10,390.55               10,846.09             10,962.90
 4/1996          10,346.91               10,800.54             10,932.21
 5/1996          10,395.65               10,851.41             10,927.83
 6/1996          10,492.95               10,952.98             11,046.95
 7/1996          10,592.21               11,056.59             11,147.47
 8/1996          10,599.63               11,064.33             11,145.25
 9/1996          10,760.00               11,231.73             11,301.28
10/1996          10,850.28               11,325.97             11,428.98
11/1996          11,032.89               11,516.58             11,638.13
12/1996          10,998.69               11,480.88             11,589.25
 1/1997          11,006.38               11,488.92             11,611.27
 2/1997          11,118.65               11,606.11             11,718.10
 3/1997          10,988.01               11,469.73             11,562.25
 4/1997          11,079.86               11,565.62             11,659.37
 5/1997          11,225.57               11,717.71             11,834.26
 6/1997          11,339.73               11,836.88             11,960.89
 7/1997          11,637.62               12,147.83             12,292.20
 8/1997          11,536.49               12,042.27             12,176.66
 9/1997          11,652.09               12,162.93             12,321.56
10/1997          11,746.59               12,261.57             12,400.42
11/1997          11,808.49               12,326.19             12,473.58
12/1997          11,969.68               12,494.44             12,655.69
 1/1998          12,074.77               12,604.15             12,786.05
 2/1998          12,091.56               12,621.66             12,789.88
 3/1998          12,119.37               12,650.69             12,801.39
 4/1998          12,046.53               12,574.66             12,743.79
 5/1998          12,231.92               12,768.19             12,945.14
 6/1998          12,282.69               12,821.18             12,995.62
 7/1998          12,310.45               12,850.15             13,028.11
 8/1998          12,474.79               13,021.70             13,230.05
 9/1998          12,593.92               13,146.06             13,395.42
10/1998          12,587.75               13,139.62             13,395.42
11/1998          12,638.99               13,193.10             13,442.31
12/1998          12,667.42               13,222.78             13,475.91
 1/1999          12,776.62               13,336.76             13,636.28
 2/1999          12,758.09               13,317.42             13,576.28
 3/1999          12,762.81               13,322.35             13,595.29
 4/1999          12,802.76               13,364.05             13,629.27
 5/1999          12,736.82               13,295.22             13,550.22
 6/1999          12,587.55               13,139.40             13,355.10
 7/1999          12,592.33               13,144.40             13,403.18
 8/1999          12,429.89               12,974.83             13,295.95
 9/1999          12,386.76               12,929.81             13,301.27
10/1999          12,198.73               12,733.54             13,157.62
11/1999          12,276.19               12,814.39             13,297.09
12/1999          12,183.75               12,717.90             13,197.36
 1/2000          12,103.22               12,633.84             13,140.61
 2/2000          12,267.58               12,805.40             13,293.04
 3/2000          12,494.16               13,041.92             13,584.16
 4/2000          12,449.68               12,995.49             13,504.01
 5/2000          12,367.51               12,909.72             13,433.79
 6/2000          12,647.02               13,201.48             13,789.79
 7/2000          12,828.12               13,390.53             13,981.47
 8/2000          13,010.03               13,580.40             14,196.78
 9/2000          12,965.14               13,533.55             14,122.96
10/2000          13,072.49               13,645.61             14,276.90
11/2000          13,141.91               13,718.07             14,385.40
12/2000          13,467.96               14,058.41             14,740.72
 1/2001          13,537.86               14,131.38             14,886.66
 2/2001          13,634.11               14,231.85             14,934.29
 3/2001          13,743.73               14,346.27             15,068.70
 4/2001          13,619.21               14,216.30             14,905.96
 5/2001          13,754.45               14,357.46             15,066.94
 6/2001          13,877.28               14,485.68             15,167.89
 7/2001          14,079.75               14,697.02             15,392.38
 8/2001          14,322.90               14,950.84             15,646.35
 9/2001          14,287.67               14,914.06             15,593.15
10/2001          14,425.69               15,058.13             15,778.71
11/2001          14,323.12               14,951.07             15,646.17
12/2001          14,220.28               14,843.72             15,497.53
 1/2002          14,414.25               15,046.19             15,765.64
 2/2002          14,542.53               15,180.10             15,956.40
 3/2002          14,303.31               14,930.39             15,643.66
 4/2002          14,500.98               15,136.72             15,949.49
 5/2002          14,589.58               15,229.21             16,046.46
 6/2002          14,733.87               15,379.83             16,216.08
 7/2002          14,920.26               15,574.38             16,424.61
 8/2002          15,093.33               15,755.04             16,622.04
 9/2002          15,477.00               16,155.54             16,986.23
10/2002          15,160.65               15,825.32             16,704.60
11/2002          15,096.37               15,758.22             16,635.27
12/2002          15,455.21               16,132.79             16,986.11
 1/2003          15,358.93               16,032.28             16,943.13
 2/2003          15,634.47               16,319.90             17,180.00
 3/2003          15,638.06               16,323.66             17,190.31
 4/2003          15,814.62               16,507.95             17,304.11
 5/2003          16,207.93               16,918.50             17,709.20
 6/2003          16,079.23               16,784.17             17,633.76
 7/2003          15,424.81               16,101.05             17,016.57
 8/2003          15,515.04               16,195.25             17,143.69
 9/2003          15,973.05               16,673.33             17,647.54
10/2003          15,916.34               16,614.14             17,558.77
11/2003          16,133.44               16,840.76             17,741.91
12/2003          16,255.09               16,967.73             17,888.81
 1/2004          16,302.39               17,017.11             17,991.32
 2/2004          16,605.78               17,333.80             18,262.27
 3/2004          16,532.71               17,257.53             18,198.35
 4/2004          16,094.60               16,800.21             17,767.05
 5/2004          16,049.53               16,753.17             17,703.09
 6/2004          16,096.08               16,801.75             17,766.82
 7/2004          16,326.25               17,042.01             18,001.34
 8/2004          16,649.51               17,379.45             18,361.37
 9/2004          16,742.75               17,476.77             18,458.68
10/2004          16,913.52               17,655.03             18,617.43
11/2004          16,744.39               17,478.48             18,464.76
12/2004          16,995.55               17,740.66             18,690.03
 1/2005          17,168.91               17,921.62             18,863.85
 2/2005          17,086.50               17,835.59             18,801.60


================================================================================


     Nuveen New Jersey Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

           Nuveen New Jersey     Nuveen New Jersey
          Municipal Bond Fund   Municipal Bond Fund     Lehman Brothers
                   (Offer)             (NAV)          Municipal Bond Index
          -------------------   -------------------   --------------------
 2/1995         $ 9,580.00            $10,000.00           $10,000.00
 3/1995           9,650.41             10,073.50            10,115.00
 4/1995           9,682.45             10,106.94            10,127.14
 5/1995           9,959.56             10,396.20            10,450.19
 6/1995           9,875.90             10,308.88            10,359.28
 7/1995           9,950.17             10,386.40            10,457.69
 8/1995          10,054.15             10,494.94            10,590.50
 9/1995          10,128.85             10,572.91            10,657.22
10/1995          10,243.71             10,692.81            10,811.75
11/1995          10,409.15             10,865.50            10,991.23
12/1995          10,503.56             10,964.05            11,096.74
 1/1996          10,537.91             10,999.90            11,181.08
 2/1996          10,470.89             10,929.94            11,105.05
 3/1996          10,350.78             10,804.58            10,962.90
 4/1996          10,322.22             10,774.76            10,932.21
 5/1996          10,344.82             10,798.35            10,927.83
 6/1996          10,429.24             10,886.47            11,046.95
 7/1996          10,513.92             10,974.87            11,147.47
 8/1996          10,526.43             10,987.93            11,145.25
 9/1996          10,664.12             11,131.65            11,301.28
10/1996          10,739.51             11,210.35            11,428.98
11/1996          10,909.95             11,388.26            11,638.13
12/1996          10,880.38             11,357.39            11,589.25
 1/1997          10,886.91             11,364.21            11,611.27
 2/1997          10,979.12             11,460.46            11,718.10
 3/1997          10,889.75             11,367.18            11,562.25
 4/1997          11,004.21             11,486.64            11,659.37
 5/1997          11,129.98             11,617.94            11,834.26
 6/1997          11,223.70             11,715.76            11,960.89
 7/1997          11,514.28             12,019.08            12,292.20
 8/1997          11,411.92             11,912.23            12,176.66
 9/1997          11,539.85             12,045.77            12,321.56
10/1997          11,635.51             12,145.63            12,400.42
11/1997          11,698.11             12,210.97            12,473.58
12/1997          11,850.19             12,369.71            12,655.69
 1/1998          11,945.34             12,469.04            12,786.05
 2/1998          11,973.53             12,498.47            12,789.88
 3/1998          12,001.79             12,527.97            12,801.39
 4/1998          11,916.70             12,439.14            12,743.79
 5/1998          12,024.78             12,551.97            12,945.14
 6/1998          12,121.94             12,653.39            12,995.62
 7/1998          12,160.98             12,694.13            13,028.11
 8/1998          12,303.87             12,843.29            13,230.05
 9/1998          12,436.26             12,981.48            13,395.42
10/1998          12,440.98             12,986.41            13,395.42
11/1998          12,492.36             13,040.05            13,442.31
12/1998          12,485.24             13,032.61            13,475.91
 1/1999          12,593.49             13,145.61            13,636.28
 2/1999          12,572.33             13,123.52            13,576.28
 3/1999          12,586.54             13,138.35            13,595.29
 4/1999          12,636.63             13,190.64            13,629.27
 5/1999          12,603.27             13,155.82            13,550.22
 6/1999          12,461.74             13,008.08            13,355.10
 7/1999          12,464.23             13,010.68            13,403.18
 8/1999          12,294.84             12,833.86            13,295.95
 9/1999          12,222.06             12,757.89            13,301.27
10/1999          12,039.09             12,566.90            13,157.62
11/1999          12,173.21             12,706.90            13,297.09
12/1999          12,024.94             12,552.13            13,197.36
 1/2000          11,925.61             12,448.45            13,140.61
 2/2000          12,110.94             12,641.90            13,293.04
 3/2000          12,384.16             12,927.10            13,584.16
 4/2000          12,295.98             12,835.06            13,504.01
 5/2000          12,220.49             12,756.25            13,433.79
 6/2000          12,560.58             13,111.26            13,789.79
 7/2000          12,775.62             13,335.72            13,981.47
 8/2000          12,953.33             13,521.22            14,196.78
 9/2000          12,876.77             13,441.31            14,122.96
10/2000          13,004.77             13,574.92            14,276.90
11/2000          13,107.51             13,682.16            14,385.40
12/2000          13,468.88             14,059.38            14,740.72
 1/2001          13,520.60             14,113.36            14,886.66
 2/2001          13,636.34             14,234.17            14,934.29
 3/2001          13,726.47             14,328.26            15,068.70
 4/2001          13,581.11             14,176.53            14,905.96
 5/2001          13,711.22             14,312.34            15,066.94
 6/2001          13,841.89             14,448.73            15,167.89
 7/2001          14,039.27             14,654.77            15,392.38
 8/2001          14,250.70             14,875.47            15,646.35
 9/2001          14,169.33             14,790.53            15,593.15
10/2001          14,328.45             14,956.63            15,778.71
11/2001          14,206.09             14,828.90            15,646.17
12/2001          14,096.84             14,714.87            15,497.53
 1/2002          14,285.04             14,911.31            15,765.64
 2/2002          14,460.31             15,094.27            15,956.40
 3/2002          14,186.15             14,808.09            15,643.66
 4/2002          14,417.52             15,049.61            15,949.49
 5/2002          14,498.55             15,134.18            16,046.46
 6/2002          14,607.58             15,247.99            16,216.08
 7/2002          14,786.08             15,434.32            16,424.61
 8/2002          14,951.24             15,606.72            16,622.04
 9/2002          15,256.85             15,925.73            16,986.23
10/2002          14,961.47             15,617.40            16,704.60
11/2002          14,932.15             15,586.79            16,635.27
12/2002          15,241.09             15,909.28            16,986.11
 1/2003          15,154.83             15,819.24            16,943.13
 2/2003          15,379.27             16,053.52            17,180.00
 3/2003          15,362.20             16,035.70            17,190.31
 4/2003          15,488.02             16,167.03            17,304.11
 5/2003          15,815.44             16,508.81            17,709.20
 6/2003          15,697.29             16,385.48            17,633.76
 7/2003          15,116.18             15,778.89            17,016.57
 8/2003          15,243.91             15,912.23            17,143.69
 9/2003          15,692.39             16,380.36            17,647.54
10/2003          15,631.03             16,316.32            17,558.77
11/2003          15,848.30             16,543.11            17,741.91
12/2003          15,963.04             16,662.89            17,888.81
 1/2004          16,033.92             16,736.87            17,991.32
 2/2004          16,312.59             17,027.76            18,262.27
 3/2004          16,235.92             16,947.72            18,198.35
 4/2004          15,815.41             16,508.78            17,767.05
 5/2004          15,707.87             16,396.52            17,703.09
 6/2004          15,795.83             16,488.34            17,766.82
 7/2004          16,018.55             16,720.82            18,001.34
 8/2004          16,334.12             17,050.23            18,361.37
 9/2004          16,437.02             17,157.64            18,458.68
10/2004          16,586.60             17,313.78            18,617.43
11/2004          16,460.54             17,182.19            18,464.76
12/2004          16,658.07             17,388.38            18,690.03
 1/2005          16,886.28             17,626.60            18,863.85
 2/2005          16,837.31             17,575.48            18,801.60



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen New York Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

           Nuveen New York       Nuveen New York
         Municipal Bond Fund   Municipal Bond Fund     Lehman Brothers
               (Offer)               (NAV)          Municipal Bond Index
         -------------------   -------------------  --------------------
 2/1995       $ 9,580.00            $10,000.00             $10,000.00
 3/1995         9,661.33             10,084.90              10,115.00
 4/1995         9,705.10             10,130.58              10,127.14
 5/1995        10,026.05             10,465.60              10,450.19
 6/1995         9,897.51             10,331.43              10,359.28
 7/1995         9,951.55             10,387.84              10,457.69
 8/1995        10,053.96             10,494.73              10,590.50
 9/1995        10,108.25             10,551.41              10,657.22
10/1995        10,270.18             10,720.44              10,811.75
11/1995        10,501.57             10,961.97              10,991.23
12/1995        10,615.83             11,081.24              11,096.74
 1/1996        10,651.39             11,118.36              11,181.08
 2/1996        10,587.59             11,051.76              11,105.05
 3/1996        10,443.81             10,901.68              10,962.90
 4/1996        10,399.73             10,855.67              10,932.21
 5/1996        10,405.87             10,862.08              10,927.83
 6/1996        10,513.05             10,973.96              11,046.95
 7/1996        10,640.78             11,107.29              11,147.47
 8/1996        10,626.53             11,092.41              11,145.25
 9/1996        10,786.24             11,259.13              11,301.28
10/1996        10,884.94             11,362.15              11,428.98
11/1996        11,080.54             11,566.32              11,638.13
12/1996        11,045.08             11,529.31              11,589.25
 1/1997        11,022.88             11,506.14              11,611.27
 2/1997        11,125.28             11,613.03              11,718.10
 3/1997        10,995.67             11,477.74              11,562.25
 4/1997        11,109.48             11,596.53              11,659.37
 5/1997        11,266.57             11,760.51              11,834.26
 6/1997        11,392.30             11,891.76              11,960.89
 7/1997        11,755.60             12,270.98              12,292.20
 8/1997        11,655.68             12,166.68              12,176.66
 9/1997        11,783.08             12,299.66              12,321.56
10/1997        11,856.84             12,376.66              12,400.42
11/1997        11,919.80             12,442.38              12,473.58
12/1997        12,070.94             12,600.15              12,655.69
 1/1998        12,189.72             12,724.13              12,786.05
 2/1998        12,220.32             12,756.07              12,789.88
 3/1998        12,239.87             12,776.48              12,801.39
 4/1998        12,147.46             12,680.02              12,743.79
 5/1998        12,358.21             12,900.02              12,945.14
 6/1998        12,411.85             12,956.00              12,995.62
 7/1998        12,440.65             12,986.06              13,028.11
 8/1998        12,617.55             13,170.72              13,230.05
 9/1998        12,760.76             13,320.21              13,395.42
10/1998        12,744.17             13,302.89              13,395.42
11/1998        12,796.55             13,357.57              13,442.31
12/1998        12,837.63             13,400.45              13,475.91
 1/1999        12,946.36             13,513.95              13,636.28
 2/1999        12,915.55             13,481.78              13,576.28
 3/1999        12,931.31             13,498.23              13,595.29
 4/1999        12,970.75             13,539.40              13,629.27
 5/1999        12,916.01             13,482.27              13,550.22
 6/1999        12,767.86             13,327.62              13,355.10
 7/1999        12,773.86             13,333.89              13,403.18
 8/1999        12,678.32             13,234.15              13,295.95
 9/1999        12,642.44             13,196.70              13,301.27
10/1999        12,461.52             13,007.85              13,157.62
11/1999        12,562.09             13,112.83              13,297.09
12/1999        12,452.04             12,997.96              13,197.36
 1/2000        12,390.65             12,933.88              13,140.61
 2/2000        12,600.30             13,152.72              13,293.04
 3/2000        12,872.85             13,437.21              13,584.16
 4/2000        12,810.54             13,372.18              13,504.01
 5/2000        12,710.24             13,267.47              13,433.79
 6/2000        13,037.15             13,608.71              13,789.79
 7/2000        13,213.93             13,793.25              13,981.47
 8/2000        13,366.15             13,952.14              14,196.78
 9/2000        13,264.17             13,845.69              14,122.96
10/2000        13,366.70             13,952.72              14,276.90
11/2000        13,455.46             14,045.36              14,385.40
12/2000        13,855.35             14,462.79              14,740.72
 1/2001        13,944.86             14,556.22              14,886.66
 2/2001        13,982.79             14,595.81              14,934.29
 3/2001        14,073.40             14,690.39              15,068.70
 4/2001        13,913.95             14,523.95              14,905.96
 5/2001        14,054.89             14,671.08              15,066.94
 6/2001        14,183.21             14,805.03              15,167.89
 7/2001        14,405.47             15,037.02              15,392.38
 8/2001        14,628.89             15,270.25              15,646.35
 9/2001        14,529.86             15,166.87              15,593.15
10/2001        14,660.19             15,302.91              15,778.71
11/2001        14,571.94             15,210.79              15,646.17
12/2001        14,387.75             15,018.52              15,497.53
 1/2002        14,613.78             15,254.47              15,765.64
 2/2002        14,813.26             15,462.69              15,956.40
 3/2002        14,571.50             15,210.34              15,643.66
 4/2002        14,758.75             15,405.79              15,949.49
 5/2002        14,863.24             15,514.86              16,046.46
 6/2002        14,996.27             15,653.72              16,216.08
 7/2002        15,200.06             15,866.46              16,424.61
 8/2002        15,347.96             16,020.84              16,622.04
 9/2002        15,709.41             16,398.13              16,986.23
10/2002        15,389.25             16,063.93              16,704.60
11/2002        15,353.24             16,026.34              16,635.27
12/2002        15,691.93             16,379.88              16,986.11
 1/2003        15,612.37             16,296.84              16,943.13
 2/2003        15,881.06             16,577.31              17,180.00
 3/2003        15,859.30             16,554.60              17,190.31
 4/2003        15,998.23             16,699.61              17,304.11
 5/2003        16,370.35             17,088.05              17,709.20
 6/2003        16,256.74             16,969.46              17,633.76
 7/2003        15,653.61             16,339.89              17,016.57
 8/2003        15,807.02             16,500.02              17,143.69
 9/2003        16,289.61             17,003.77              17,647.54
10/2003        16,264.20             16,977.24              17,558.77
11/2003        16,472.70             17,194.89              17,741.91
12/2003        16,611.90             17,340.19              17,888.81
 1/2004        16,675.69             17,406.77              17,991.32
 2/2004        16,983.52             17,728.10              18,262.27
 3/2004        16,879.92             17,619.96              18,198.35
 4/2004        16,437.67             17,158.32              17,767.05
 5/2004        16,363.70             17,081.10              17,703.09
 6/2004        16,429.15             17,149.43              17,766.82
 7/2004        16,665.73             17,396.38              18,001.34
 8/2004        17,027.38             17,773.88              18,361.37
 9/2004        17,124.43             17,875.19              18,458.68
10/2004        17,285.40             18,043.22              18,617.43
11/2004        17,098.72             17,848.35              18,464.76
12/2004        17,384.27             18,146.42              18,690.03
 1/2005        17,559.85             18,329.70              18,863.85
 2/2005        17,512.44             18,280.21              18,801.60

================================================================================


     Nuveen New York Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

            Nuveen New York         Nuveen New York
        Insured Municipal Bond  Insured Municipal Bond     Lehman Brothers
              Fund (Offer)           Fund (NAV)       Municipal Bond Index
         ---------------------  ----------------------  --------------------
 2/1995        $ 9,580.00            $10,000.00                $10,000.00
 3/1995          9,639.88             10,062.50                 10,115.00
 4/1995          9,662.14             10,085.74                 10,127.14
 5/1995         10,017.71             10,456.90                 10,450.19
 6/1995          9,868.05             10,300.67                 10,359.28
 7/1995          9,909.39             10,343.83                 10,457.69
 8/1995         10,018.59             10,457.82                 10,590.50
 9/1995         10,079.91             10,521.82                 10,657.22
10/1995         10,258.12             10,707.85                 10,811.75
11/1995         10,456.10             10,914.51                 10,991.23
12/1995         10,568.09             11,031.41                 11,096.74
 1/1996         10,611.42             11,076.63                 11,181.08
 2/1996         10,555.81             11,018.59                 11,105.05
 3/1996         10,350.82             10,804.61                 10,962.90
 4/1996         10,304.86             10,756.64                 10,932.21
 5/1996         10,318.98             10,771.38                 10,927.83
 6/1996         10,422.68             10,879.63                 11,046.95
 7/1996         10,536.81             10,998.76                 11,147.47
 8/1996         10,539.87             11,001.95                 11,145.25
 9/1996         10,675.52             11,143.55                 11,301.28
10/1996         10,780.99             11,253.64                 11,428.98
11/1996         10,958.98             11,439.44                 11,638.13
12/1996         10,910.44             11,388.76                 11,589.25
 1/1997         10,882.40             11,359.50                 11,611.27
 2/1997         10,979.90             11,461.28                 11,718.10
 3/1997         10,826.73             11,301.39                 11,562.25
 4/1997         10,915.40             11,393.95                 11,659.37
 5/1997         11,057.30             11,542.07                 11,834.26
 6/1997         11,157.37             11,646.53                 11,960.89
 7/1997         11,449.47             11,951.43                 12,292.20
 8/1997         11,336.81             11,833.83                 12,176.66
 9/1997         11,459.59             11,961.99                 12,321.56
10/1997         11,518.38             12,023.36                 12,400.42
11/1997         11,577.23             12,084.80                 12,473.58
12/1997         11,701.57             12,214.59                 12,655.69
 1/1998         11,815.55             12,333.56                 12,786.05
 2/1998         11,831.62             12,350.33                 12,789.88
 3/1998         11,836.59             12,355.52                 12,801.39
 4/1998         11,774.21             12,290.40                 12,743.79
 5/1998         11,944.34             12,468.00                 12,945.14
 6/1998         11,992.72             12,518.50                 12,995.62
 7/1998         12,030.14             12,557.55                 13,028.11
 8/1998         12,168.72             12,702.22                 13,230.05
 9/1998         12,296.37             12,835.46                 13,395.42
10/1998         12,299.32             12,838.54                 13,395.42
11/1998         12,312.48             12,852.28                 13,442.31
12/1998         12,338.22             12,879.14                 13,475.91
 1/1999         12,444.33             12,989.90                 13,636.28
 2/1999         12,412.72             12,956.91                 13,576.28
 3/1999         12,415.57             12,959.89                 13,595.29
 4/1999         12,441.65             12,987.10                 13,629.27
 5/1999         12,386.40             12,929.44                 13,550.22
 6/1999         12,237.15             12,773.64                 13,355.10
 7/1999         12,251.83             12,788.97                 13,403.18
 8/1999         12,148.55             12,681.16                 13,295.95
 9/1999         12,116.11             12,647.30                 13,301.27
10/1999         11,976.29             12,501.35                 13,157.62
11/1999         12,067.55             12,596.61                 13,297.09
12/1999         11,986.46             12,511.96                 13,197.36
 1/2000         11,917.18             12,439.64                 13,140.61
 2/2000         12,101.89             12,632.46                 13,293.04
 3/2000         12,348.17             12,889.53                 13,584.16
 4/2000         12,290.13             12,828.95                 13,504.01
 5/2000         12,219.46             12,755.18                 13,433.79
 6/2000         12,505.76             13,054.03                 13,789.79
 7/2000         12,670.22             13,225.69                 13,981.47
 8/2000         12,822.89             13,385.06                 14,196.78
 9/2000         12,751.85             13,310.91                 14,122.96
10/2000         12,880.90             13,445.62                 14,276.90
11/2000         12,987.55             13,556.95                 14,385.40
12/2000         13,307.18             13,890.58                 14,740.72
 1/2001         13,374.25             13,960.59                 14,886.66
 2/2001         13,429.08             14,017.83                 14,934.29
 3/2001         13,535.17             14,128.57                 15,068.70
 4/2001         13,397.79             13,985.17                 14,905.96
 5/2001         13,529.22             14,122.36                 15,066.94
 6/2001         13,635.43             14,233.22                 15,167.89
 7/2001         13,819.91             14,425.80                 15,392.38
 8/2001         13,992.25             14,605.69                 15,646.35
 9/2001         13,916.27             14,526.38                 15,593.15
10/2001         14,023.98             14,638.81                 15,778.71
11/2001         13,945.45             14,556.83                 15,646.17
12/2001         13,813.66             14,419.27                 15,497.53
 1/2002         14,027.22             14,642.19                 15,765.64
 2/2002         14,201.58             14,824.20                 15,956.40
 3/2002         13,947.51             14,558.99                 15,643.66
 4/2002         14,163.56             14,784.51                 15,949.49
 5/2002         14,257.47             14,882.53                 16,046.46
 6/2002         14,392.63             15,023.62                 16,216.08
 7/2002         14,555.26             15,193.38                 16,424.61
 8/2002         14,786.69             15,434.96                 16,622.04
 9/2002         15,211.37             15,878.25                 16,986.23
10/2002         14,894.06             15,547.03                 16,704.60
11/2002         14,830.61             15,480.80                 16,635.27
12/2002         15,206.86             15,873.55                 16,986.11
 1/2003         15,122.16             15,785.13                 16,943.13
 2/2003         15,402.52             16,077.79                 17,180.00
 3/2003         15,373.57             16,047.56                 17,190.31
 4/2003         15,570.81             16,253.45                 17,304.11
 5/2003         15,953.85             16,653.29                 17,709.20
 6/2003         15,796.23             16,488.75                 17,633.76
 7/2003         15,108.62             15,771.00                 17,016.57
 8/2003         15,294.75             15,965.30                 17,143.69
 9/2003         15,769.66             16,461.02                 17,647.54
10/2003         15,711.15             16,399.95                 17,558.77
11/2003         15,929.85             16,628.24                 17,741.91
12/2003         16,045.82             16,749.29                 17,888.81
 1/2004         16,073.26             16,777.93                 17,991.32
 2/2004         16,383.31             17,101.58                 18,262.27
 3/2004         16,247.33             16,959.63                 18,198.35
 4/2004         15,810.28             16,503.42                 17,767.05
 5/2004         15,778.66             16,470.41                 17,703.09
 6/2004         15,837.04             16,531.35                 17,766.82
 7/2004         16,077.76             16,782.63                 18,001.34
 8/2004         16,423.43             17,143.46                 18,361.37
 9/2004         16,526.90             17,251.46                 18,458.68
10/2004         16,675.64             17,406.72                 18,617.43
11/2004         16,450.52             17,171.73                 18,464.76
12/2004         16,710.44             17,443.05                 18,690.03
 1/2005         16,894.25             17,634.92                 18,863.85
 2/2005         16,792.89             17,529.11                 18,801.60

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 2/28/05            Nuveen Connecticut Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.77   $10.76   $10.76   $10.82
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0375  $0.0305  $0.0325  $0.0395
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0419  $0.0419  $0.0419  $0.0419
      --------------------------------------------------------------------
      Inception Date                    7/13/87  2/11/97 10/04/93  2/25/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         2.89% -1.42%
                  -------------------------------------------
                  5-Year                         6.85%  5.93%
                  -------------------------------------------
                  10-Year                        5.96%  5.51%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         2.09% -1.83%
                  -------------------------------------------
                  5-Year                         6.05%  5.89%
                  -------------------------------------------
                  10-Year                        5.36%  5.36%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.32%
                  -------------------------------------------
                  5-Year                         6.26%
                  -------------------------------------------
                  10-Year                        5.37%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.16%
                  -------------------------------------------
                  5-Year                         7.05%
                  -------------------------------------------
                  10-Year                        6.15%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.18%  4.00%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.29%  3.15%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.80%  4.60%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.40%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.53%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.69%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.62%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.73%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.99%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.38%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.49%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.09%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.55%       -1.77%
                            ------------------------------------------
                            5-Year            6.30%        5.39%
                            ------------------------------------------
                            10-Year           5.78%        5.33%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            1.85%       -2.06%
                            ------------------------------------------
                            5-Year            5.50%        5.34%
                            ------------------------------------------
                            10-Year           5.17%        5.17%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.08%
                            ------------------------------------------
                            5-Year            5.70%
                            ------------------------------------------
                            10-Year           5.20%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            2.83%
                            ------------------------------------------
                            5-Year            6.50%
                            ------------------------------------------
                            10-Year           5.98%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $290,482
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.84
           ---------------------------------------------------------
           Average Duration                                     5.45
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/05            Nuveen Connecticut Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed      60.9%
AA                       21.0%
A                         6.2%
BBB                       9.3%
BB or Lower               1.5%
NR                        1.1%

Sectors/1/

                    Education and Civic Organizations 19.8%
                    ---------------------------------------
                    Tax Obligation/General            19.8%
                    ---------------------------------------
                    Tax Obligation/Limited            13.2%
                    ---------------------------------------
                    U.S. Guaranteed                   12.7%
                    ---------------------------------------
                    Healthcare                         8.6%
                    ---------------------------------------
                    Utilities                          7.9%
                    ---------------------------------------
                    Long-Term Care                     5.9%
                    ---------------------------------------
                    Other                             12.1%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,026.20 $1,022.30 $1,023.40 $1,027.20 $1,020.73 $1,017.06 $1,018.00 $1,021.67
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.12 $    7.82 $    6.87 $    3.17 $    4.11 $    7.80 $    6.85 $    3.16
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .82%, 1.56%, 1.37% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

  Fund Spotlight as of 2/28/05             Nuveen New Jersey Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.85   $10.85   $10.82   $10.87
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0380  $0.0310  $0.0330  $0.0395
         --------------------------------------------------------------
         Inception Date              9/06/94  2/03/97  9/21/94  2/28/92
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         3.20% -1.13%
                  -------------------------------------------
                  5-Year                         6.81%  5.89%
                  -------------------------------------------
                  10-Year                        5.80%  5.35%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         2.49% -1.47%
                  -------------------------------------------
                  5-Year                         6.02%  5.87%
                  -------------------------------------------
                  10-Year                        5.17%  5.17%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.63%
                  -------------------------------------------
                  5-Year                         6.23%
                  -------------------------------------------
                  10-Year                        5.18%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.46%
                  -------------------------------------------
                  5-Year                         7.03%
                  -------------------------------------------
                  10-Year                        6.01%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              4.20%  4.02%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.40%  3.25%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.04%  4.81%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.43%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.64%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.91%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.66%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.84%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.21%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.36%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.60%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.33%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.91%       -1.44%
                            ------------------------------------------
                            5-Year            6.17%        5.27%
                            ------------------------------------------
                            10-Year           5.64%        5.19%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.11%       -1.84%
                            ------------------------------------------
                            5-Year            5.37%        5.21%
                            ------------------------------------------
                            10-Year           5.03%        5.03%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.25%
                            ------------------------------------------
                            5-Year            5.58%
                            ------------------------------------------
                            10-Year           5.02%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.08%
                            ------------------------------------------
                            5-Year            6.37%
                            ------------------------------------------
                            10-Year           5.86%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $170,338
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.48
           ---------------------------------------------------------
           Average Duration                                     5.74
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 10

  Fund Spotlight as of 2/28/05             Nuveen New Jersey Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed     67.1%

AA                      12.4%

A                        4.9%

BBB                     11.7%
BB or Lower              1.1%

NR                       2.8%
Sectors/1/

                    Tax Obligation/Limited            25.3%
                    ---------------------------------------
                    Transportation                    14.0%
                    ---------------------------------------
                    Healthcare                        12.2%
                    ---------------------------------------
                    U.S. Guaranteed                   11.3%
                    ---------------------------------------
                    Education and Civic Organizations  9.2%
                    ---------------------------------------
                    Long-Term Care                     6.6%
                    ---------------------------------------
                    Tax Obligation/General             4.7%
                    ---------------------------------------
                    Consumer Staples                   4.3%
                    ---------------------------------------
                    Other                             12.4%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,030.80 $1,027.80 $1,029.00 $1,032.50 $1,020.48 $1,016.86 $1,017.80 $1,021.47
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.38 $    8.04 $    7.09 $    3.38 $    4.36 $    8.00 $    7.05 $    3.36
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .87%, 1.60%, 1.41% and .67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 2/28/05               Nuveen New York Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.93   $10.94   $10.95   $10.96
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0405  $0.0340  $0.0360  $0.0425
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0013  $0.0013  $0.0013  $0.0013
      --------------------------------------------------------------------
      Inception Date                    9/07/94  2/03/97  9/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         3.12% -1.24%
                  -------------------------------------------
                  5-Year                         6.81%  5.88%
                  -------------------------------------------
                  10-Year                        6.22%  5.77%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         2.38% -1.56%
                  -------------------------------------------
                  5-Year                         6.03%  5.87%
                  -------------------------------------------
                  10-Year                        5.60%  5.60%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.60%
                  -------------------------------------------
                  5-Year                         6.23%
                  -------------------------------------------
                  10-Year                        5.64%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.34%
                  -------------------------------------------
                  5-Year                         7.02%
                  -------------------------------------------
                  10-Year                        6.44%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              4.45%  4.26%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.52%  3.37%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.25%  5.03%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.73%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.76%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.12%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.95%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.96%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.42%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.65%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.72%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    5.55%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.90%       -1.40%
                            ------------------------------------------
                            5-Year            6.17%        5.27%
                            ------------------------------------------
                            10-Year           6.04%        5.58%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.16%       -1.77%
                            ------------------------------------------
                            5-Year            5.40%        5.24%
                            ------------------------------------------
                            10-Year           5.42%        5.42%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.39%
                            ------------------------------------------
                            5-Year            5.61%
                            ------------------------------------------
                            10-Year           5.47%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.12%
                            ------------------------------------------
                            5-Year            6.39%
                            ------------------------------------------
                            10-Year           6.26%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $340,813
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.76
           ---------------------------------------------------------
           Average Duration                                     5.77
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.0%.

                            Annual Report  Page 12

  Fund Spotlight as of 2/28/05               Nuveen New York Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed         47.4%

AA                          23.4%

A                            7.6%

BBB                         16.0%

BB or Lower                  2.0%

NR                           3.6%
Sectors/1/

                    Tax Obligation/Limited            23.3%
                    ---------------------------------------
                    U.S. Guaranteed                   12.4%
                    ---------------------------------------
                    Education and Civic Organizations 12.2%
                    ---------------------------------------
                    Healthcare                        11.2%
                    ---------------------------------------
                    Utilities                         10.0%
                    ---------------------------------------
                    Transportation                     5.7%
                    ---------------------------------------
                    Long-Term Care                     5.4%
                    ---------------------------------------
                    Housing/Multifamily                4.8%
                    ---------------------------------------
                    Water and Sewer                    4.8%
                    ---------------------------------------
                    Other                             10.2%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,028.60 $1,024.90 $1,026.00 $1,030.60 $1,020.58 $1,016.96 $1,017.90 $1,021.57
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.28 $    7.93 $    6.98 $    3.27 $    4.26 $    7.90 $    6.95 $    3.26
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.58%, 1.39% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 13

  Fund Spotlight as of 2/28/05       Nuveen New York Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.71   $10.73   $10.71   $10.74
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0355  $0.0285  $0.0305  $0.0370
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0861  $0.0861  $0.0861  $0.0861
      --------------------------------------------------------------------
      Inception Date                    9/07/94  2/11/97  9/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         2.59% -1.70%
                  -------------------------------------------
                  5-Year                         6.77%  5.85%
                  -------------------------------------------
                  10-Year                        5.77%  5.32%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         1.79% -2.11%
                  -------------------------------------------
                  5-Year                         5.97%  5.82%
                  -------------------------------------------
                  10-Year                        5.14%  5.14%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.02%
                  -------------------------------------------
                  5-Year                         6.19%
                  -------------------------------------------
                  10-Year                        5.17%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.85%
                  -------------------------------------------
                  5-Year                         7.00%
                  -------------------------------------------
                  10-Year                        6.00%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              3.98%  3.81%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.99%  2.86%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.46%  4.27%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.19%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.24%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.34%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.42%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.44%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.64%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              4.14%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.19%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.76%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.35%       -1.99%
                            ------------------------------------------
                            5-Year            6.13%        5.23%
                            ------------------------------------------
                            10-Year           5.60%        5.15%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            1.54%       -2.35%
                            ------------------------------------------
                            5-Year            5.34%        5.18%
                            ------------------------------------------
                            10-Year           4.97%        4.97%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            1.78%
                            ------------------------------------------
                            5-Year            5.56%
                            ------------------------------------------
                            10-Year           5.00%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            2.61%
                            ------------------------------------------
                            5-Year            6.36%
                            ------------------------------------------
                            10-Year           5.82%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $365,041
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.20
           ---------------------------------------------------------
           Average Duration                                     5.42
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.0%.

                            Annual Report  Page 14

  Fund Spotlight as of 2/28/05       Nuveen New York Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

Insured                   84.8%
Insured/U.S. Guaranteed   15.2%
The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                    Tax Obligation/Limited            23.4%
                    ---------------------------------------
                    Healthcare                        15.6%
                    ---------------------------------------
                    U.S. Guaranteed                   15.2%
                    ---------------------------------------
                    Tax Obligation/General            11.9%
                    ---------------------------------------
                    Transportation                    11.7%
                    ---------------------------------------
                    Education and Civic Organizations  8.0%
                    ---------------------------------------
                    Utilities                          5.5%
                    ---------------------------------------
                    Other                              8.7%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,023.50 $1,019.50 $1,020.70 $1,024.30 $1,020.63 $1,017.01 $1,017.95 $1,021.62
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.21 $    7.86 $    6.91 $    3.21 $    4.21 $    7.85 $    6.90 $    3.21
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .84%, 1.57%, 1.38% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.7%

    $  4,850 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $      4,800,918
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 19.5%

             Connecticut Higher Education Supplemental Loan Authority,
             Revenue Bonds, Family Education Loan Program, Series 1996A:
         735  6.300%, 11/15/10 (Alternative Minimum Tax)                   5/05 at 102.00       Aa3          735,500
         555  6.350%, 11/15/11 (Alternative Minimum Tax)                   5/05 at 102.00       Aa3          555,388

         905 Connecticut Higher Education Supplemental Loan Authority,    11/11 at 100.00       Aaa          955,427
              Revenue Bonds, Family Education Loan Program, Series
              2001A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA
              Insured

       1,125 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA        1,149,773
              Revenue Bonds, Sacred Heart University, Series 1998E,
              5.000%, 7/01/28 - RAAI Insured

       1,490 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA        1,539,215
              Revenue Bonds, Canterbury School, Series 1998A, 5.000%,
              7/01/18 - RAAI Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       AAA        1,069,420
              Revenue Bonds, Suffield Academy, Series 1997A, 5.400%,
              7/01/27 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Fairfield University, Series 1999I:
         925  5.250%, 7/01/25 - MBIA Insured                               7/09 at 101.00       AAA          994,764
       2,755  5.500%, 7/01/29 - MBIA Insured                               7/09 at 101.00       AAA        3,001,049

       2,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00       Aaa        2,197,100
              Revenue Bonds, Horace Bushnell Memorial Hall, Series
              1999A, 5.625%, 7/01/29 - MBIA Insured

       1,000 Connecticut Health and Educational Facilities Authority,        No Opt. Call       AAA        1,107,240
              Revenue Bonds, Connecticut State University System, Series
              2003F, 5.000%, 11/01/13 - FSA Insured

         650 Connecticut Health and Educational Facilities Authority,      1/15 at 100.00       Aaa          708,773
              Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16
              - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Connecticut State University System, Series
             1999C:
       1,155  5.500%, 11/01/17 - FSA Insured                              11/09 at 101.00       AAA        1,278,239
       1,155  5.500%, 11/01/18 - FSA Insured                              11/09 at 101.00       AAA        1,277,014
       1,155  5.500%, 11/01/19 - FSA Insured                              11/09 at 101.00       AAA        1,277,014

         750 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00       AAA          839,708
              Revenue Bonds, Connecticut College, Series 2000D, 5.750%,
              7/01/30 - MBIA Insured

       2,250 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00       AAA        2,342,858
              Revenue Bonds, Trinity College, Series 2001G, 5.000%,
              7/01/31 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Loomis Chaffee School, Series 2001D:
       1,000  5.500%, 7/01/23                                              7/11 at 101.00        A2        1,086,620
         500  5.250%, 7/01/31                                              7/11 at 101.00        A2          529,445

         650 Connecticut Health and Educational Facilities Authority,      4/14 at 100.00       AAA          706,290
              Revenue Bonds, Trinity College, Series 2004H, 5.000%,
              7/01/17 - MBIA Insured

         925 Connecticut Health and Educational Facilities Authority,      3/11 at 101.00       AAA          958,439
              Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
              3/01/32 - FSA Insured

         900 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00        A2          964,971
              Revenue Bonds, Loomis Chaffee School, Series 2001E,
              5.250%, 7/01/21

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, University of Hartford, Series 2002E:
       1,000  5.500%, 7/01/22 - RAAI Insured                               7/12 at 101.00        AA        1,094,020
       6,000  5.250%, 7/01/32 - RAAI Insured                               7/12 at 101.00        AA        6,296,640

       4,500 Connecticut Health and Educational Facilities Authority,      7/09 at 100.00       AAA        4,753,305
              Revenue Bonds, Yale University, Series 2002W, 5.125%,
              7/01/27

----
16

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,540 Connecticut Health and Educational Facilities Authority,      7/13 at 100.00       AAA $      1,603,294
              Revenue Bonds, Brunswick School, Series 2003B, 5.000%,
              7/01/33 - MBIA Insured

       2,160 University of Connecticut, Special Obligation Student Fee     5/12 at 100.00       AA-        2,369,434
              Revenue Bonds, Series 2002A, 5.250%, 5/15/18

       3,120 University of Connecticut, Student Fee Revenue Refunding     11/12 at 101.00       AAA        3,445,166
              Bonds, Series 2002A, 5.250%, 11/15/20 - FGIC Insured

       1,500 University of Connecticut, General Obligation Bonds, Series   4/11 at 101.00        AA        1,643,730
              2001A, 5.250%, 4/01/20

       1,000 University of Connecticut, General Obligation Bonds, Series   4/12 at 100.00        AA        1,103,280
              2002A, 5.375%, 4/01/19

             University of Connecticut, General Obligation Bonds, Series
             2004A:
       7,000  5.000%, 1/15/13 - MBIA Insured                                 No Opt. Call       AAA        7,738,780
       1,435  5.000%, 1/15/16 - MBIA Insured                               1/14 at 100.00       AAA        1,567,666
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 8.6%

       2,000 Connecticut Health and Educational Facilities Authority,      7/05 at 100.00       AAA        2,006,620
              Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
              6.625%, 7/01/18 - MBIA Insured

         800 Connecticut Health and Educational Facilities Authority,      7/05 at 101.00       AAA          818,240
              Revenue Bonds, New Britain General Hospital Issue, Series
              1994B, 6.000%, 7/01/24 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00       Aaa        1,064,160
              Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
              7/01/18 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Hospital for Special Care, Series 1997B:
       1,000  5.375%, 7/01/17                                              7/07 at 102.00       Ba1          960,700
       3,500  5.500%, 7/01/27                                              7/07 at 102.00       Ba1        3,211,845

       1,550 Connecticut Health and Educational Facilities Authority,      7/06 at 102.00       AAA        1,639,125
              Revenue Bonds, Greenwich Hospital, Series 1996A, 5.800%,
              7/01/26 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       AAA        2,156,900
              Revenue Bonds, William W. Backus Hospital, Series 1997D,
              5.750%, 7/01/27 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Danbury Hospital, Series 1999G:
         500  5.700%, 7/01/22 - AMBAC Insured                              7/09 at 101.00       AAA          550,990
       1,000  5.625%, 7/01/25 - AMBAC Insured                              7/09 at 101.00       AAA        1,094,300

       1,500 Connecticut Health and Educational Facilities Authority,     11/09 at 101.00       AAA        1,669,905
              Revenue Bonds, Catholic Health East, Series 1999F, 5.750%,
              11/15/29 - MBIA Insured

       2,725 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00        AA        2,953,709
              Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%,
              7/01/20 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00        AA        2,232,800
              Revenue Bonds, Eastern Connecticut Health Network, Series
              2000A, 6.000%, 7/01/25 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00        AA        2,149,200
              Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%,
              7/01/32 - RAAI Insured

       2,250 Connecticut Development Authority, Solid Waste Disposal       7/05 at 102.00       AAA        2,328,390
              Facilities Revenue Bonds, Pfizer Inc., Series 1994,
              7.000%, 7/01/25 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.9%

       1,890 Bridgeport Housing Authority, Connecticut, Multifamily       12/09 at 102.00       N/R        1,951,179
              Housing Revenue Bonds, Stratfield Apartments, Series 1999,
              7.250%, 12/01/24 (Alternative Minimum Tax)

       2,000 Connecticut Housing Finance Authority, Housing Mortgage      12/09 at 100.00       AAA        2,088,440
              Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41
              (Alternative Minimum Tax)

       1,435 New Britain Senior Citizens Housing Development               7/05 at 100.00       AAA        1,450,498
              Corporation, Connecticut, FHA-Insured Section 8 Assisted
              Mortgage Revenue Refunding Bonds, Nathan Hale Apartments,
              Series 1992A, 6.875%, 7/01/24

----
17

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.7%

    $    430 Connecticut Housing Finance Authority, Housing Mortgage      11/12 at 100.00       AAA $       438,295
              Finance Program Bonds, Series 2002F-3, 5.250%, 5/15/33
              (Alternative Minimum Tax)

       1,595 Connecticut Housing Finance Authority, Housing Mortgage      11/10 at 100.00       AAA       1,627,060
              Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Industrials - 2.2%

       5,250 Connecticut Resource Recovery Authority, Revenue Bonds,       5/05 at 101.00       BBB       5,317,725
              American Ref-Fuel Company of Southeastern Connecticut LP,
              Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)

       1,000 Connecticut Resource Recovery Authority, Revenue Bonds,      12/11 at 102.00      Baa2       1,030,020
              American Ref-Fuel Company of Southeastern Connecticut LP,
              Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.8%

         500 Connecticut Housing Finance Authority, Group Home Mortgage    6/10 at 102.00       AAA         531,835
              Finance Program Special Obligation Bonds, Series 2000GH-5,
              5.850%, 6/15/30 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      8/08 at 102.00       AAA       1,037,910
              FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
              Hospital, Series 1999B, 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Church Homes Inc. -
             Congregational Avery Heights, Series 1997:
       1,700  5.700%, 4/01/12                                              4/07 at 102.00      BBB-       1,719,023
       2,560  5.800%, 4/01/21                                              4/07 at 102.00      BBB-       2,495,360

       1,875 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+       1,917,919
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Connecticut Baptist
             Homes Inc., Series 1999:
       1,000  5.500%, 9/01/15 - RAAI Insured                               9/09 at 102.00        AA       1,082,450
         500  5.625%, 9/01/22 - RAAI Insured                               9/09 at 102.00        AA         544,875

       1,000 Connecticut Development Authority, First Mortgage Gross      12/09 at 102.00       N/R       1,091,370
              Revenue Refunding Healthcare Bonds, Mary Wade Home Inc.,
              Series 1999A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds,
             Duncaster Inc., Series 1999A:
       2,200  5.250%, 8/01/19 - RAAI Insured                               2/10 at 102.00        AA       2,336,466
       3,910  5.375%, 8/01/24 - RAAI Insured                               2/10 at 102.00        AA       4,152,655
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.4%

       1,000 Sprague, Connecticut, Environmental Improvement Revenue      10/07 at 102.00       BBB       1,027,110
              Bonds, International Paper Company, Series 1997A, 5.700%,
              10/01/21 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 19.1%

       2,800 Bridgeport, Connecticut, General Obligation Bonds, Series     3/07 at 101.00       AAA       2,962,260
              1997A, 5.250%, 3/01/17 - AMBAC Insured

       1,500 Bridgeport, Connecticut, General Obligation Refunding         8/12 at 100.00       Aaa       1,662,015
              Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC Insured

       1,440 Bridgeport, Connecticut, General Obligation Bonds, Series     9/13 at 100.00       AAA       1,566,691
              2003A, 5.250%, 9/15/22 - FSA Insured

         325 Canterbury, Connecticut, General Obligation Bonds, Series       No Opt. Call        A3         375,863
              1989, 7.200%, 5/01/09

         395 Colchester, Connecticut, General Obligation Bonds, Series     6/11 at 102.00       Aaa         444,099
              2001, 5.500%, 6/15/14 - FGIC Insured

             Connecticut, General Obligation Bonds, Series 2002B:
       1,000  5.500%, 6/15/19                                              6/12 at 100.00        AA       1,121,260
       2,000  5.500%, 6/15/21                                              6/12 at 100.00        AA       2,228,260

       5,000 Connecticut, General Obligation Residual Certificates,          No Opt. Call       Aa2       7,198,750
              Series 514, 12.280%, 12/15/13 (IF)

       1,000 Connecticut, General Obligation Bonds, Series 2002D,         11/12 at 100.00        AA       1,108,340
              5.375%, 11/15/21

       1,000 Connecticut, General Obligation Bonds, Series 2001D,         11/11 at 100.00        AA       1,064,980
              5.000%, 11/15/20

       2,500 Connecticut, General Obligation Bonds, Series 2002A,          4/12 at 100.00        AA       2,769,325
              5.375%, 4/15/19

       3,330 Connecticut, General Obligation Bonds, Series 2004C,          4/14 at 100.00       AAA       3,548,914
              5.000%, 4/01/23 - FGIC Insured

       1,090 Connecticut, General Obligation Bonds, Series 2004D,            No Opt. Call       Aaa       1,208,200
              5.000%, 12/01/13 - MBIA Insured

----
18

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Darien, Connecticut, General Obligation Bonds, Series 2004:
    $    875  4.000%, 12/01/08                                               No Opt. Call       Aaa $       912,879
         875  4.000%, 12/01/09                                               No Opt. Call       Aaa         914,769
         875  4.000%, 12/01/10                                            12/09 at 100.00       Aaa         910,026

       1,015 East Lyme, Connecticut, General Obligation Bonds, Series      7/11 at 102.00       Aaa       1,103,711
              2001, 5.000%, 7/15/16 - FGIC Insured

         200 Glastonbury, Connecticut, General Obligation Bonds, Series      No Opt. Call       Aa1         213,636
              1988, 7.200%, 8/15/06

         150 Griswold, Connecticut, General Obligation Bonds, Series         No Opt. Call       AAA         150,732
              1989, 7.500%, 4/01/05 - MBIA Insured

         340 Middletown, Connecticut, General Obligation Bonds, Series       No Opt. Call        AA         356,782
              1990, 6.900%, 4/15/06

         500 New Haven, Connecticut, General Obligation Bonds, Series      2/08 at 101.00       AAA         517,210
              1999, 4.700%, 2/01/15 - FGIC Insured

       1,630 New Haven, Connecticut, General Obligation Bonds, Series     11/10 at 101.00       AAA       1,714,336
              2001A, 5.000%, 11/01/20 - FGIC Insured

             New London, Connecticut, General Obligation Bonds, Series
             1988:
         120  7.300%, 12/01/05                                               No Opt. Call        A+         124,474
         100  7.300%, 12/01/07                                               No Opt. Call        A+         112,077

       1,000 Newtown, Connecticut, General Obligation Bonds, Series          No Opt. Call       Aa2       1,041,780
              2004, 4.000%, 6/15/11

         975 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A       1,040,140
              2000A, 6.000%, 6/01/20 - ACA Insured

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1989:
         160  7.400%, 5/01/08                                                No Opt. Call       Aa3         181,987
         160  7.400%, 5/01/09                                                No Opt. Call       Aa3         186,814

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1991:
         275  6.500%, 2/15/10 - AMBAC Insured                                No Opt. Call       AAA         319,534
         270  6.500%, 2/15/11 - AMBAC Insured                                No Opt. Call       AAA         318,184

             Regional School District 16, Beacon Falls and Prospect,
             Connecticut, General Obligation Bonds, Series 2000:
         650  5.500%, 3/15/18 - FSA Insured                                3/10 at 101.00       Aaa         719,089
         650  5.625%, 3/15/19 - FSA Insured                                3/10 at 101.00       Aaa         722,826
         650  5.700%, 3/15/20 - FSA Insured                                3/10 at 101.00       Aaa         724,594

       1,460 Regional School District 8, Andover, Hebron and               5/11 at 101.00       Aaa       1,558,725
              Marlborough, Connecticut, General Obligation Bonds, Series
              2002, 5.000%, 5/01/21 - FSA Insured

         420 Regional School District 15, Connecticut, General             8/10 at 101.00       Aaa         444,612
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 - FSA
              Insured

       2,050 Stratford, Connecticut, General Obligation Bonds, Series      2/12 at 100.00       AAA       2,075,481
              2002, 4.000%, 2/15/16 - FSA Insured

       3,700 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA       5,369,033
              2001, 15.972%, 7/01/19 (IF) - FSA Insured

       3,000 Waterbury, Connecticut, General Obligation Bonds, Series        No Opt. Call       AAA       3,295,770
              2004B, 5.000%, 4/01/13 - FSA Insured

             Watertown, Connecticut, General Obligation Bonds, Series
             2005:
       1,055  5.000%, 8/01/14 - MBIA Insured                                 No Opt. Call       Aaa       1,162,557
       1,060  5.000%, 8/01/15 - MBIA Insured                                 No Opt. Call       Aaa       1,167,950

             Winchester, Connecticut, General Obligation Bonds, Series
             1990:
         140  6.750%, 4/15/06                                                No Opt. Call        A2         146,633
         140  6.750%, 4/15/07                                                No Opt. Call        A2         151,778
         140  6.750%, 4/15/08                                                No Opt. Call        A2         156,414
         140  6.750%, 4/15/09                                                No Opt. Call        A2         160,534
         140  6.750%, 4/15/10                                                No Opt. Call        A2         163,958
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 13.1%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program - St. Camillus Health
             Center, Series 1994:
       2,000  6.250%, 11/01/18                                             5/05 at 102.00        AA       2,043,880
       3,695  6.250%, 11/01/18 - AMBAC Insured                             5/05 at 102.00       AAA       3,779,948

         825 Connecticut Health and Educational Facilities Authority,      7/08 at 102.00       AAA         847,696
              Revenue Bonds, Child Care Facilities Program, Series
              1998A, 5.000%, 7/01/28 - AMBAC Insured

----
19

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,000 Connecticut Health and Educational Facilities Authority,      5/05 at 102.00       AAA $     5,115,050
              Revenue Bonds, Nursing Home Program - St. Joseph's Manor,
              Series 1994, 6.250%, 11/01/16 - AMBAC Insured

       3,000 Connecticut Health and Educational Facilities Authority,      5/05 at 102.00       AAA       3,069,450
              Revenue Bonds, Nursing Home Program - Jewish Home for the
              Elderly, Series 1994, 6.250%, 11/01/20 - AMBAC Insured

       2,895 Connecticut Health and Educational Facilities Authority,      7/08 at 105.00         A       3,168,288
              Revenue Bonds, New Opportunities for Waterbury Inc.,
              Series 1998A, 6.750%, 7/01/28

       4,365 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00        AA       4,648,507
              Revenue Bonds, Nursing Home Program - 3030 Park Fairfield
              Health Center, Series 1996, 6.250%, 11/01/21

       4,000 Connecticut, Special Tax Obligation Transportation           12/12 at 100.00       AAA       4,304,360
              Infrastructure Purpose Bonds, Series 2002B, 5.000%,
              12/01/20 - AMBAC Insured

       1,000 Connecticut, Special Tax Obligation Transportation            1/14 at 100.00       AAA       1,061,940
              Infrastructure Purpose Bonds, Series 2003B, 5.000%,
              1/01/23 - FGIC Insured

       1,150 Connecticut, Special Tax Obligation Transportation              No Opt. Call       AA-       1,327,779
              Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12

       1,870 Connecticut, Special Obligation Rate Reduction Bonds,           No Opt. Call       AAA       2,054,345
              Series 2004A, 5.000%, 6/30/11

             Connecticut, Certificates of Participation, Juvenile
             Training School, Series 2001:
       1,275  5.000%, 12/15/20                                            12/11 at 101.00       AA-       1,346,056
       1,000  5.000%, 12/15/30                                            12/11 at 101.00       AA-       1,035,500

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA       1,133,480
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB       2,296,740
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

         725 Woodstock, Connecticut, Special Obligation Bonds, Woodstock   3/05 at 100.00       AAA         728,023
              Academy, Series 1990, 6.900%, 3/01/06 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 1.3%

       2,100 Connecticut, General Airport Revenue Bonds, Bradley           4/11 at 101.00       AAA       2,172,786
              International Airport, Series 2001A, 5.125%, 10/01/26
              (Alternative Minimum Tax) - FGIC Insured

       1,360 New Haven, Connecticut, Revenue Refunding Bonds, Air Rights     No Opt. Call       AAA       1,540,078
              Parking Facility, Series 2002, 5.375%, 12/01/14 - AMBAC
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC         176,510
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** - 12.5%

       1,000 Bridgeport, Connecticut, General Obligation Bonds, Series     7/10 at 101.00       AAA       1,150,600
              2000A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10) - FGIC
              Insured

             Cheshire, Connecticut, General Obligation Bonds, Series
             1999:
         660  5.625%, 10/15/18 (Pre-refunded to 10/15/09)                 10/09 at 101.00    Aa3***         741,022
         660  5.625%, 10/15/19 (Pre-refunded to 10/15/09)                 10/09 at 101.00    Aa3***         741,022

       2,120 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA       2,273,848
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Greenwich Academy Issue, Series 1996A:
       1,000  5.700%, 3/01/16 (Pre-refunded to 3/01/06) - FSA Insured      3/06 at 101.00       AAA       1,042,500
       2,000  5.750%, 3/01/26 (Pre-refunded to 3/01/06) - FSA Insured      3/06 at 101.00       AAA       2,086,000

       1,300 Connecticut Health and Educational Facilities Authority,      7/05 at 100.00       AAA       1,628,250
              Revenue Bonds, Lutheran General Healthcare System -
              Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19

       1,500 Connecticut Health and Educational Facilities Authority,      7/05 at 101.00       AAA       1,531,365
              Revenue Bonds, Kent School, Series 1995B, 5.400%, 7/01/23
              (Pre-refunded to 7/01/05) - MBIA Insured

----
20

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed *** (continued)

             Connecticut, Special Tax Obligation Transportation
             Infrastructure Purpose Bonds, Series 2002A:
    $  1,500  5.375%, 7/01/18 (Pre-refunded to 7/01/12) - FSA Insured      7/12 at 100.00       AAA $     1,690,455
       1,780  5.375%, 7/01/19 (Pre-refunded to 7/01/12) - FSA Insured      7/12 at 100.00       AAA       2,006,007

       1,000 Hartford, Connecticut, Parking System Revenue Bonds, Series   7/10 at 100.00   Baa2***       1,041,290
              2000A, 6.500%, 7/01/25

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
       2,540  5.500%, 10/01/32                                            10/10 at 101.00       AAA       2,799,791
       4,500  5.500%, 10/01/40                                            10/10 at 101.00       AAA       4,960,260

       2,105 Stamford, Connecticut, General Obligation Bonds, Series       8/12 at 100.00       AAA       2,326,088
              2002, 5.000%, 8/15/15 (Pre-refunded to 8/15/12)

         500 University of Connecticut, Special Obligation Student Fee    11/10 at 101.00       AAA         571,790
              Revenue Bonds, Series 2000A, 5.750%, 11/15/29
              (Pre-refunded to 11/15/10) - FGIC Insured

         135 University of Connecticut, General Obligation Bonds, Series   3/10 at 101.00       AAA         151,718
              2000A, 5.550%, 3/01/18 (Pre-refunded to 3/01/10) - FGIC
              Insured

             University of Connecticut, General Obligation Bonds, Series
             2002A:
       3,065  5.375%, 4/01/17 (Pre-refunded to 4/01/12)                    4/12 at 100.00     AA***       3,446,593
       1,000  5.375%, 4/01/18 (Pre-refunded to 4/01/12)                    4/12 at 100.00     AA***       1,124,500

             Waterbury, Connecticut, General Obligation Bonds, Series
             2002A:
       1,500  5.375%, 4/01/16 (Pre-refunded to 4/01/12) - FSA Insured      4/12 at 100.00       AAA       1,686,750
       1,090  5.375%, 4/01/17 (Pre-refunded to 4/01/12) - FSA Insured      4/12 at 100.00       AAA       1,225,705

             Waterbury, Connecticut, General Obligation Tax Revenue
             Intercept Bonds, Series 2000:
         910  6.000%, 2/01/18 (Pre-refunded to 2/01/09) - RAAI Insured     2/09 at 101.00     AA***       1,022,585
       1,025  6.000%, 2/01/20 (Pre-refunded to 2/01/09) - RAAI Insured     2/09 at 101.00     AA***       1,151,813
-------------------------------------------------------------------------------------------------------------------
             Utilities - 7.8%

       7,480 Bristol Resource Recovery Facility Operating Committee,       7/05 at 102.00        A2       7,731,253
              Connecticut, Solid Waste Revenue Refunding Bonds, Ogden
              Martin Systems of Bristol Inc., Series 1995, 6.500%,
              7/01/14

       2,025 Connecticut Development Authority, Pollution Control         10/08 at 102.00      Baa1       2,152,919
              Revenue Refunding Bonds, Connecticut Light and Power
              Company, Series 1993A, 5.850%, 9/01/28

             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         240  5.250%, 1/01/06 (Alternative Minimum Tax)                    7/05 at 100.00       BBB         240,480
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)                    7/05 at 100.00       BBB       1,396,989
       2,415  5.500%, 1/01/20 (Alternative Minimum Tax)                    7/05 at 100.00       BBB       2,433,837

             Guam Power Authority, Revenue Bonds, Series 1999A:
       2,280  5.125%, 10/01/29 - MBIA Insured                             10/09 at 101.00       AAA       2,408,501
       1,000  5.125%, 10/01/29 - AMBAC Insured                            10/09 at 101.00       AAA       1,056,360

       4,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA       5,162,560
              TICS, Series 2002-1, 13.037%, 7/01/20 (IF) - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.9%

       1,550 Connecticut, State Revolving Fund General Revenue Bonds,     10/13 at 100.00       AAA       1,687,578
              Series 2003A, 5.000%, 10/01/16

       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00         A       1,843,431
              Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%,
              4/01/35 (Alternative Minimum Tax)

             South Central Connecticut Regional Water Authority, Water
             System Revenue Bonds, Eighteenth Series 2003A:
       3,000  5.000%, 8/01/20 - MBIA Insured                               8/13 at 100.00       AAA       3,214,680
       3,955  5.000%, 8/01/33 - MBIA Insured                               8/13 at 100.00       AAA       4,127,473

         500 Stamford, Connecticut, Water Pollution Control System and    11/13 at 100.00       AA+         520,200
              Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
-------------------------------------------------------------------------------------------------------------------
    $264,615 Total Long-Term Investments (cost $269,992,724) - 98.5%                                    285,992,165
-------------------------------------------------------------------------------------------------------------------
------------

----
21

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                                      Market
Amount (000) Description                                                       Ratings**           Value
--------------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.5%

    $  1,550 Puerto Rico Government Development Bank, Adjustable                     A-1 $     1,550,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.780%, 12/01/15 - MBIA Insured+
--------------------------------------------------------------------------------------------------------
    $  1,550 Total Short-Term Investments (cost $1,550,000)                                    1,550,000
--------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $271,542,724) - 99.0%                                   287,542,165
             ---------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.0%                                              2,940,065
             ---------------------------------------------------------------------------------------
             Net Assets - 100%                                                           $   290,482,230
             ---------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.




                                See accompanying notes to financial statements.

----
22

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.3%

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
    $  4,855  5.750%, 6/01/32                                              6/12 at 100.00       BBB $     4,850,533
       1,000  6.000%, 6/01/37                                              6/12 at 100.00       BBB         991,710

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2003:
         710  6.125%, 6/01/24                                              6/13 at 100.00       BBB         725,130
         750  6.375%, 6/01/32                                              6/13 at 100.00       BBB         765,817
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.1%

       2,500 Bergen County Improvement Authority, New Jersey, Revenue      9/12 at 101.00       N/R       2,635,225
              Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
              6.000%, 9/15/27

       1,000 New Brunswick Housing Authority, New Jersey, Lease Revenue    1/09 at 101.00       AAA       1,044,980
              Refunding Bonds, Rutgers University, Series 1998, 4.750%,
              7/01/18 - FGIC Insured

         825 New Jersey Economic Development Authority, Revenue Bonds,       No Opt. Call       N/R         971,429
              Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18

          75 New Jersey Economic Development Authority, Insured Revenue      No Opt. Call       AAA          75,534
              Bonds, Educational Testing Service Inc., Series 1995B,
              5.500%, 5/15/05 - MBIA Insured

         410 New Jersey Educational Facilities Authority, Revenue Bonds,   7/05 at 100.00        A-         411,558
              Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority, Revenue          7/05 at 100.00      Baa1         412,009
              Refunding Bonds, Monmouth College, Series 1993A, 5.625%,
              7/01/13

       1,025 New Jersey Educational Facilities Authority, Revenue Bonds,   7/11 at 100.00       AAA       1,078,515
              Ramapo College, Series 2001D, 5.000%, 7/01/25 - AMBAC
              Insured

       2,500 New Jersey Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00         A       2,535,725
              Fairleigh Dickinson University, Series 2002D, 5.250%,
              7/01/32 - ACA Insured

         500 New Jersey Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00       AAA         539,610
              Rowan University, Series 2003I, 5.125%, 7/01/21 - FGIC
              Insured

         560 New Jersey Educational Facilities Authority, Revenue Bonds,   7/14 at 100.00       AAA         605,724
              Montclair State University, Series 2004L, 5.125%, 7/01/21
              - MBIA Insured

             New Jersey Educational Facilities Authority, Revenue Bonds,
             New Jersey Institute of Technology, Series 2004B:
         930  5.000%, 7/01/18 - AMBAC Insured                              1/14 at 100.00       AAA       1,001,870
         425  5.000%, 7/01/19 - AMBAC Insured                              1/14 at 100.00       AAA         455,876
       1,030  4.750%, 7/01/20 - AMBAC Insured                              1/14 at 100.00       AAA       1,078,019
         815  4.250%, 7/01/24 - AMBAC Insured                              1/14 at 100.00       AAA         802,799

         290 New Jersey Educational Facilities Authority, Revenue Bonds,   7/14 at 100.00        AA         316,291
              Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI
              Insured

          25 New Jersey Higher Education Assistance Authority, Student     7/05 at 100.00        A+          25,060
              Loan Revenue Bonds, New Jersey Class Loan Program, Series
              1992A, 6.000%, 1/01/06 (Alternative Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00       BBB       1,588,545
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31
-------------------------------------------------------------------------------------------------------------------
             Financials - 0.6%

       1,000 New Jersey Economic Development Authority, Revenue              No Opt. Call      Baa3       1,078,550
              Refunding Bonds, Kapkowski Road Landfill Project, Series
              2002, 5.750%, 10/01/21
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 12.1%

         350 Camden County Improvement Authority, New Jersey, Revenue      8/14 at 100.00       BBB         366,744
              Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

         500 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00      BBB-         516,700
              Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
              Group, Series 1997, 6.000%, 7/01/27

----
23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,200 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA $     1,275,756
              Revenue Refunding Bonds, Holy Name Hospital, Series 1997,
              5.250%, 7/01/20 - AMBAC Insured

       4,375 New Jersey Health Care Facilities Financing Authority,        8/11 at 100.00       AAA       4,524,100
              FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
              Center, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

       1,710 New Jersey Health Care Facilities Financing Authority,        1/12 at 100.00        AA       1,770,466
              Revenue Refunding Bonds, Bayshore Community Hospital,
              Series 2002, 5.000%, 7/01/22 - RAAI Insured

       1,250 New Jersey Health Care Facilities Financing Authority,        7/12 at 100.00      Baa1       1,344,638
              Revenue Bonds, South Jersey Hospital System, Series 2002,
              5.875%, 7/01/21

       1,125 New Jersey Health Care Facilities Financing Authority,        7/13 at 100.00      Baa3       1,126,024
              Revenue Bonds, Somerset Medical Center, Series 2003,
              5.500%, 7/01/33

       1,000 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00       AAA       1,039,160
              Revenue Refunding Bonds, AHS Hospital Corporation, Series
              1997A, 5.000%, 7/01/27 - AMBAC Insured

         510 New Jersey Health Care Facilities Financing Authority,        7/10 at 101.00      BBB-         575,163
              Revenue Bonds, Trinitas Hospital Obligated Group, Series
              2000, 7.500%, 7/01/30

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, Bayone Hospital Obligated Group, Series 1994:
         215  6.400%, 7/01/07 - FSA Insured                                7/05 at 101.00       AAA         220,055
         175  6.250%, 7/01/12 - FSA Insured                                7/05 at 101.00       AAA         179,091

       2,000 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00         A       2,153,180
              Revenue Bonds, Robert Wood Johnson University Hospital,
              Series 2000, 5.750%, 7/01/31

       1,500 New Jersey Health Care Facilities Financing Authority,        1/09 at 101.00       AAA       1,624,965
              Revenue Bonds, Virtua Health System, Series 1998, 5.250%,
              7/01/10 - FSA Insured

       1,500 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00      BBB+       1,665,495
              Revenue Bonds, St. Peter's University Hospital, Series
              2000A, 6.875%, 7/01/30

         845 New Jersey Health Care Facilities Financing Authority,        7/14 at 100.00        AA         907,522
              Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%,
              7/01/20 - RAAI Insured

         300 New Jersey Economic Development Authority, Revenue Bonds,     7/05 at 101.00       AAA         307,014
              RWJ Health Corporation at Hamilton Obligated Group, Series
              1994, 6.250%, 7/01/14 - FSA Insured

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and     7/05 at 102.00       AAA       1,023,120
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.5%

       1,000 Essex County Improvement Authority, New Jersey, FNMA         11/12 at 100.00       Aaa       1,015,040
              Enhanced Multifamily Housing Revenue Bonds, Ballantyne
              House Project, Series 2002, 4.750%, 11/01/22 (Alternative
              Minimum Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   3/10 at 100.00       AAA       1,577,010
              Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31
              (Alternative Minimum Tax) - FSA Insured

         630 New Jersey Housing and Mortgage Finance Agency, Multifamily   8/10 at 100.00       AAA         664,102
              Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 -
              FSA Insured

       1,500 New Jersey Housing and Mortgage Finance Agency, Multifamily   5/06 at 102.00       AAA       1,557,315
              Housing Revenue Bonds, Series 1996A, 6.200%, 11/01/18
              (Alternative Minimum Tax) - AMBAC Insured

       1,015 Newark Housing Authority, New Jersey, GNMA Collateralized    10/09 at 102.00       Aaa       1,098,301
              Housing Revenue Bonds, Fairview Apartments Project, Series
              2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.2%

       4,000 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/07 at 101.50       AAA       4,178,960
              Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14
              (Alternative Minimum Tax) - MBIA Insured

       1,005 New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/10 at 100.00       AAA       1,008,306
              Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31
              (Alternative Minimum Tax) - MBIA Insured

         205 Virgin Islands Housing Finance Corporation, Single Family     3/05 at 102.00       AAA         209,305
              Mortgage Revenue Refunding Bonds, GNMA Mortgage-Backed
              Securities Program, Series 1995A, 6.450%, 3/01/16
              (Alternative Minimum Tax)

----
24

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.5%

    $  1,500 New Jersey Economic Development Authority, Revenue Bonds,     1/08 at 102.00       BB+ $     1,366,530
              United Methodist Homes of New Jersey Obligated Group,
              Series 1998, 5.125%, 7/01/25

       5,100 New Jersey Economic Development Authority, Revenue Bonds,    12/09 at 101.00       Aa3       5,520,393
              Jewish Community Housing Corporation of Metropolitan New
              Jersey, Series 1999, 5.900%, 12/01/31

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, House of the Good Shepherd Obligated Group,
             Series 2001:
       1,000  5.100%, 7/01/21 - RAAI Insured                               7/11 at 100.00        AA       1,042,640
       1,350  5.200%, 7/01/31 - RAAI Insured                               7/11 at 100.00        AA       1,402,083

       1,300 New Jersey Economic Development Authority, First Mortgage     7/08 at 102.00         A       1,359,150
              Fixed Rate Revenue Bonds, Cadbury Corporation, Series
              1998A, 5.500%, 7/01/18 - ACA Insured

         375 New Jersey Economic Development Authority, First Mortgage    11/14 at 100.00       N/R         391,279
              Revenue Bonds, Winchester Gardens at Wards Homestead,
              Series 2004A, 5.750%, 11/01/24
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         250 Union County Pollution Control Financing Authority, New         No Opt. Call      Baa1         271,453
              Jersey, Revenue Refunding Bonds, American Cyanamid
              Company, Series 1994, 5.800%, 9/01/09
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.6%

       1,445 Clifton, New Jersey, General Obligation Bonds, Series 2002,   1/11 at 100.00       AAA       1,546,945
              5.000%, 1/15/19 - FGIC Insured

         500 Hillsborough Township School District, Somerset County, New     No Opt. Call       AA-         573,260
              Jersey, General Obligation School Bonds, Series 1992,
              5.875%, 8/01/11

       3,500 Middletown Township Board of Education, Monmouth County,      8/10 at 100.00       AAA       3,704,400
              New Jersey, Refunding School Bonds, Series 2001, 5.000%,
              8/01/22 - FSA Insured

         480 New Jersey, General Obligation Bonds, Series 2005L, 5.250%,     No Opt. Call       AAA         543,086
              7/15/16 - AMBAC Insured

         165 Parsippany-Troy Hills Township, New Jersey, General             No Opt. Call        AA         155,565
              Obligation Bonds, Series 1992, 0.000%, 4/01/07

         250 Union City, Hudson County, New Jersey, General Obligation       No Opt. Call       AAA         292,265
              School Purpose Bonds, Series 1992, 6.375%, 11/01/10 - FSA
              Insured

       1,000 Washington Township Board of Education, Gloucester County,    2/13 at 100.00       Aaa       1,087,850
              New Jersey, General Obligation Bonds, Series 2004, 5.000%,
              2/01/15 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 25.1%

       1,005 Burlington County Bridge Commission, New Jersey,              8/13 at 100.00        AA       1,086,516
              Governmental Leasing Program Revenue Bonds, County
              Guaranteed, Series 2003, 5.000%, 8/15/15

             Burlington County Bridge Commission, New Jersey, Guaranteed
              Pooled Loan Bonds, Series 2003:
       1,000  5.000%, 12/01/20 - MBIA Insured                             12/13 at 100.00       AAA       1,070,320
         695  5.000%, 12/01/21 - MBIA Insured                             12/13 at 100.00       AAA         740,807

       1,550 Essex County Improvement Authority, New Jersey, General      10/13 at 100.00       Aaa       1,622,091
              Obligation Lease Revenue Bonds, Correctional Facilities
              Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

         450 Essex County Improvement Authority, New Jersey, Guaranteed    6/05 at 100.00      Baa2         450,891
              Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12

       3,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call       Aaa       3,291,510
              Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

             Garden State Preservation Trust, New Jersey, Open Space and
             Farmland Preservation Bonds, Series 2003A:
         750  5.250%, 11/01/19 - FSA Insured                              11/13 at 100.00       AAA         822,885
       1,225  5.000%, 11/01/20 - FSA Insured                              11/13 at 100.00       AAA       1,310,824
       1,625  5.000%, 11/01/21 - FSA Insured                              11/13 at 100.00       AAA       1,731,746

         505 Little Ferry Board of Education, Bergen County, New Jersey,     No Opt. Call       N/R         521,721
              Certificates of Participation, Series 1994, 6.300%, 1/15/08

       3,000 Middlesex County, New Jersey, Certificates of                 8/11 at 100.00       AAA       3,153,480
              Participation, Series 2001, 5.000%, 8/01/22 - MBIA Insured

       3,025 Middlesex County Improvement Authority, New Jersey, County    9/09 at 100.00       AAA       3,279,433
              Guaranteed Open Space Trust Fund Revenue Bonds, Series
              1999, 5.250%, 9/15/15

----
25

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,280 New Jersey Economic Development Authority, Lease Revenue     11/08 at 101.00       Aaa $     1,302,016
              Bonds, Bergen County Administration Complex, Series 1998,
              4.750%, 11/15/26 - MBIA Insured

       2,600 New Jersey Economic Development Authority, Revenue Bonds,     7/14 at 100.00       AAA       2,897,232
              Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
              MBIA Insured

       1,560 New Jersey Economic Development Authority, Cigarette Tax      6/14 at 100.00       BBB       1,654,957
              Revenue Bonds, Series 2004, 5.750%, 6/15/34

       1,350 New Jersey Economic Development Authority, School             9/13 at 100.00       AAA       1,456,650
              Facilities Construction Bonds, Series 2004G,
              5.000%, 9/01/17 - MBIA Insured

       1,700 New Jersey Economic Development Authority, School Facility      No Opt. Call       AAA       1,908,403
              Construction Bonds, Series 2005K, 5.250%, 12/15/14 - FGIC
              Insured

       1,000 New Jersey Educational Facilities Authority, Revenue Bonds,   9/12 at 100.00       AAA       1,100,460
              Higher Education Capital Improvement Bonds, Fund Issue,
              Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

       1,300 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA       1,449,851
              Transportation System Bonds, Series 2004B,
              5.250%, 12/15/13 - FGIC Insured

       1,910 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       Aaa       2,130,166
              Transportation System Bonds, Series 2005B,
              5.250%, 12/15/13 - MBIA Insured

         170 Puerto Rico Aqueduct and Sewerage Authority, Revenue          7/06 at 101.50        A-         174,699
              Refunding Bonds, Series 1995, 5.000%, 7/01/15

       4,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call       AAA       4,454,080
              Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
              Insured

       5,000 Union County Utilities Authority, New Jersey, Solid Waste     6/08 at 102.00       AA+       5,099,800
              System County Deficiency Revenue Bonds, Series 1998A,
              5.000%, 6/15/28 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Transportation - 13.8%

       2,150 Delaware River Port Authority, Pennsylvania and New Jersey,   1/08 at 101.00       AAA       2,241,999
              Revenue Bonds, Port District Project, Series 1998B,
              5.000%, 1/01/26 - MBIA Insured

       3,500 Delaware River Port Authority, New Jersey and Pennsylvania,   1/10 at 100.00       AAA       3,865,785
              Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       3,400 New Jersey Turnpike Authority, Revenue Bonds, Residual        7/13 at 100.00       Aaa       4,108,526
              Interest, Series 835, Series 2003A, 10.660%, 1/01/19 (IF)
              - FGIC Insured

             New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          25  6.500%, 1/01/16                                                No Opt. Call         A          29,837
         650  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call       AAA         784,634

         375 Newark Housing Authority, New Jersey, Port Authority          1/14 at 100.00       AAA         408,289
              Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
              MBIA Insured

       1,000 Port Authority of New York and New Jersey, Consolidated       1/07 at 101.00       AA-       1,049,340
              Revenue Bonds, One Hundred Ninth Series 1997, 5.375%,
              7/15/22

       2,000 Port Authority of New York and New Jersey, Consolidated       6/05 at 101.00       AA-       2,032,480
              Revenue Bonds, One Hundred Twelfth Series 1998, 5.250%,
              12/01/13 (Alternative Minimum Tax)

             Port Authority of New York and New Jersey, Special Project
             Bonds, JFK International Air Terminal LLC, Sixth Series
             1997:
       2,125  6.250%, 12/01/08 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA       2,345,129
       1,000  7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured      No Opt. Call       AAA       1,197,000
       2,000  5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured   12/07 at 102.00       AAA       2,163,220
       3,125  5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured   12/07 at 100.00       AAA       3,322,969
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 11.2%

       2,115 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA       2,268,486
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       1,680 Lafayette Yard Community Development Corporation, Trenton,    4/10 at 101.00       Aaa       1,926,859
              New Jersey, Revenue Bonds, Hotel and Conference Center
              Project, Series 2000, 6.000%, 4/01/29 (Pre-refunded to
              4/01/10) - MBIA Insured

----
26

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $    725 New Jersey Health Care Facilities Financing Authority,          No Opt. Call       AAA $       807,164
              Revenue Bonds, Hackensack Hospital, Series 1979A, 8.750%,
              7/01/09

         625 New Jersey Economic Development Authority, Insured Revenue    5/05 at 102.00       AAA         642,788
              Bonds, Educational Testing Service Inc., Series 1995B,
              6.125%, 5/15/15 (Pre-refunded to 5/15/05) - MBIA Insured

         500 New Jersey Economic Development Authority, School             6/11 at 100.00       AAA         556,325
              Facilities Construction Bonds, Series 2001A,
              5.250%, 6/15/19 (Pre-refunded to 6/15/11) - AMBAC Insured

             New Jersey Economic Development Authority, School
             Facilities Construction Bonds, Series 2002C:
       1,500  5.000%, 6/15/15 (Pre-refunded to 6/15/12) - MBIA Insured     6/12 at 100.00       AAA       1,656,825
       1,750  5.000%, 6/15/20 (Pre-refunded to 6/15/12) - MBIA Insured     6/12 at 100.00       AAA       1,932,963

       1,000 New Jersey Economic Development Authority, School             6/13 at 100.00       AAA       1,123,420
              Facilities Construction Bonds, Series 2003F,
              5.250%, 6/15/21 (Pre-refunded to 6/15/13) - FGIC Insured

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2003C:
       1,000  5.500%, 6/15/17 (Pre-refunded to 6/15/13)                    6/13 at 100.00       AAA       1,141,270
       1,000  5.500%, 6/15/18 (Pre-refunded to 6/15/13)                    6/13 at 100.00       AAA       1,141,270

             New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         570  6.500%, 1/01/16                                                No Opt. Call      A***         688,452
           5  6.500%, 1/01/16 - AMBAC Insured                                No Opt. Call       AAA           6,039
         105  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call       AAA         126,820

         615 Puerto Rico, General Obligation and Public Improvement        7/11 at 100.00       AAA         681,137
              Bonds, Series 2001, 5.125%, 7/01/30 (Pre-refunded to
              7/01/11) - FSA Insured

       3,900 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA       4,305,678
              Obligation Bonds, Series 2000A, 5.375%, 10/01/24
-------------------------------------------------------------------------------------------------------------------
             Utilities - 2.1%

         525 Camden County Pollution Control Financing Authority, New      6/05 at 100.00        B2         524,932
              Jersey, Solid Waste Disposal and Resource Recovery System
              Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       1,250 New Jersey Economic Development Authority, Pollution            No Opt. Call      Baa1       1,325,813
              Control Revenue Refunding Bonds, Public Service Electric
              and Gas Company, Series 2001A, 5.000%, 3/01/12

         200 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R         211,390
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

       1,500 Puerto Rico Electric Power Authority, Power Revenue           7/05 at 100.00        A-       1,510,410
              Refunding Bonds, Series 1995Z, 5.250%, 7/01/21
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.8%

       1,380 Bayonne Municipal Utilities Authority, New Jersey, Water      4/13 at 100.00       Aaa       1,473,067
              System Revenue Refunding Bonds, Series 2003A, 5.000%,
              4/01/18 - XLCA Insured

       2,675 North Hudson Sewerage Authority, New Jersey, Sewerage         8/06 at 101.00       AAA       2,773,570
              Revenue Bonds, Series 1996, 5.125%, 8/01/22 - FGIC Insured

         500 North Hudson Sewerage Authority, New Jersey, Sewerage         8/12 at 100.00       Aaa         549,730
              Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
              FGIC Insured
-------------------------------------------------------------------------------------------------------------------
    $157,930 Total Long-Term Investments (cost $160,503,988) - 99.1%                                    168,809,094
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.9%                                                         1,528,858
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   170,337,952
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
27

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 28, 2005


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.1%

    $  1,410 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB $     1,395,731
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

       1,060 Erie County Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB       1,098,785
              York, Senior Tobacco Settlement Asset- Backed Bonds,
              Series 2000, 6.000%, 7/15/20

             Monroe Tobacco Asset Securitization Corporation, New York,
             Tobacco Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                              6/10 at 101.00       BBB         264,410
       1,015  6.150%, 6/01/25                                              6/10 at 101.00       BBB       1,054,595

       1,230 New York Counties Tobacco Trust I, Tobacco Settlement         6/10 at 101.00       BBB       1,262,939
              Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

       1,210 New York Counties Tobacco Trust II, Tobacco Settlement        6/11 at 101.00       BBB       1,214,683
              Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York,       7/09 at 101.00      BBB-       1,569,645
              Tobacco Settlement Asset-Backed Bonds, Series 1999A,
              6.500%, 7/15/27

         675 Rensselaer Tobacco Asset Securitization Corporation, New      6/12 at 100.00       BBB         664,234
              York, Tobacco Settlement Asset-Backed Bonds, Series 2001A,
              5.200%, 6/01/25

       2,750 TSASC Inc., New York, Tobacco Flexible Amortization Bonds,    7/09 at 101.00       BBB       2,858,982
              Series 1999-1, 6.250%, 7/15/27

       2,500 Westchester Tobacco Asset Securitization Corporation, New     7/10 at 101.00       BBB       2,655,725
              York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
              6.750%, 7/15/29
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 12.1%

       2,000 Albany Industrial Development Agency, New York, Revenue      10/10 at 100.00        AA       2,205,520
              Bonds, Albany Law School, Series 2000A, 5.750%, 10/01/30 -
              RAAI Insured

       1,655 Brookhaven Industrial Development Agency, New York, Revenue   3/05 at 100.00      BBB-       1,655,066
              Bonds, Dowling College, Series 1993, 6.750%, 3/01/23

       1,000 Cattaraugus County Industrial Development Agency, New York,   7/10 at 102.00      Baa1       1,076,290
              Revenue Bonds, Jamestown Community College, Series 2000A,
              6.500%, 7/01/30

       2,470 Dutchess County Industrial Development Agency, New York,      5/05 at 101.00        A3       2,503,913
              Civic Facility Revenue Bonds, Bard College, Series 1992,
              7.000%, 11/01/17

         700 New York City Trust for Cultural Resources, New York,         7/10 at 101.00         A         762,139
              Revenue Bonds, Museum of American Folk Art, Series 2000,
              6.000%, 7/01/22 - ACA Insured

       1,000 New York City Trust for Cultural Resources, New York,         7/12 at 100.00       AAA       1,044,690
              Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%,
              7/01/31 - AMBAC Insured

       1,685 New York City Industrial Development Agency, New York,        7/12 at 100.00        A1       1,785,308
              Civic Facility Revenue Bonds, American Council of Learned
              Societies, Series 2002, 5.250%, 7/01/27

             New York City Industrial Development Agency, New York,
             Civic Facility Revenue Bonds, College of New Rochelle,
             Series 1995:
       1,000  6.200%, 9/01/10                                              9/05 at 102.00      Baa2       1,032,360
       1,000  6.300%, 9/01/15                                              9/05 at 102.00      Baa2       1,029,540

         685 New York State Dormitory Authority, Insured Revenue Bonds,    7/11 at 102.00        AA         737,355
              D'Youville College, Series 2001, 5.250%, 7/01/20 - RAAI
              Insured

       1,850 New York State Dormitory Authority, Insured Revenue Bonds,    7/08 at 101.00       AAA       1,957,393
              New York Medical College, Series 1998, 5.000%, 7/01/21 -
              MBIA Insured

             New York State Dormitory Authority, Lease Revenue Bonds,
             State University Dormitory Facilities, Series 2003B:
       1,250  5.250%, 7/01/31 (Mandatory put 7/01/13) - FGIC Insured         No Opt. Call       AAA       1,386,488
       2,000  5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured         No Opt. Call       AAA       2,218,380

         525 New York State Dormitory Authority, Revenue Bonds, City         No Opt. Call       AAA         610,213
              University of New York, Series 2005A, 5.500%, 7/01/18 -
              FGIC Insured

       2,700 New York State Dormitory Authority, Revenue Bonds,            7/09 at 101.00        AA       3,021,489
              Marymount Manhattan College, Series 1999, 6.250%, 7/01/29
              - RAAI Insured

----
28

   Principal                                                                Optional Call                  Market
Amount (000) Description                                                      Provisions* Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,250 New York State Dormitory Authority, Revenue Bonds, Pratt      7/09 at 102.00        AA $   1,404,663
              Institute, Series 1999, 6.000%, 7/01/24 - RAAI Insured

       1,000 New York State Dormitory Authority, Revenue Bonds, State      5/14 at 100.00       AA-     1,112,140
              University Educational Facilities, Series 1993B, 5.250%,
              5/15/19

       1,335 New York State Dormitory Authority, Revenue Bonds, State      5/10 at 101.00       AAA     2,044,446
              University Educational Facilities, 1999 Resolution, Series
              A-D, RITES, Series PA-781R, 14.000%, 5/15/16 (IF) - FSA
              Insured

       1,750 New York State Dormitory Authority, Revenue Bonds,            7/09 at 101.00        A+     1,868,650
              University of Rochester, Series 1999B, 5.625%, 7/01/24

       1,000 New York State Dormitory Authority, Second General              No Opt. Call        A2     1,120,810
              Resolution Consolidated Revenue Bonds, City University
              System, Series 1990C, 7.500%, 7/01/10

       1,500 New York State Dormitory Authority, Second General              No Opt. Call       AA-     1,599,735
              Resolution Consolidated Revenue Bonds, City University
              System, Series 1993A, 5.750%, 7/01/07

       3,000 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        AA     3,252,060
              Civic Facility Revenue Bonds, Niagara University, Series
              2001A, 5.500%, 11/01/16 - RAAI Insured

       3,515 Suffolk County Industrial Development Agency, New York,       6/05 at 101.00      BBB-     3,518,937
              Revenue Bonds, Dowling College, Series 1994, 6.625%,
              6/01/24

       1,000 Suffolk County Industrial Development Agency, New York,      12/06 at 102.00      BBB-     1,007,430
              Revenue Bonds, Dowling College, Series 1996, 6.700%,
              12/01/20

             Utica Industrial Development Agency, New York, Revenue
             Bonds, Utica College, Series 1998A:
         255  5.300%, 8/01/08                                                No Opt. Call       N/R       258,570
       1,000  5.750%, 8/01/28                                              8/08 at 102.00       N/R       994,850
-----------------------------------------------------------------------------------------------------------------
             Healthcare - 11.1%

       2,550 New York City Health and Hospitals Corporation, New York,     2/13 at 100.00       AAA     2,750,379
              Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22
              - AMBAC Insured

       2,180 New York City Industrial Development Agency, New York,        7/12 at 101.00       Ba3     2,146,733
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2002C, 6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York,        7/12 at 100.00       Ba3       696,016
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2001B, 6.375%, 7/01/31

       3,300 New York State Dormitory Authority, FHA-Insured Mortgage      2/07 at 102.00       AAA     3,484,239
              Nursing Home Revenue Bonds, Menorah Campus Inc., Series
              1997, 5.950%, 2/01/17

       2,250 New York State Dormitory Authority, FHA-Insured Mortgage      2/07 at 102.00       AAA     2,406,127
              Nursing Home Revenue Bonds, Rosalind and Joseph Gurwin
              Jewish Geriatric Center of Long Island, Series 1997,
              5.700%, 2/01/37 - AMBAC Insured

       3,000 New York State Dormitory Authority, Revenue Bonds, Catholic   7/10 at 101.00      Baa1     3,337,980
              Health Services of Long Island Obligated Group, St.
              Catherine of Siena Medical Center, Series 2000A, 6.500%,
              7/01/20

       2,400 New York State Dormitory Authority, Revenue Bonds, Lenox      7/11 at 101.00      Baa2     2,481,744
              Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30

       1,650 New York State Dormitory Authority, Revenue Bonds, Mount      7/10 at 101.00       Ba1     1,732,236
              Sinai NYU Health Obligated Group, Series 2000A, 6.500%,
              7/01/25

       2,350 New York State Dormitory Authority, Revenue Bonds, Mount      7/05 at 100.00      BBB-     2,352,750
              Sinai NYU Health Obligated Group, Series 2002C, 6.000%,
              7/01/26

       3,295 New York State Dormitory Authority, Revenue Bonds, New York   8/14 at 100.00       AAA     3,647,730
              and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
              FSA Insured

       1,250 New York State Dormitory Authority, Revenue Bonds, North      5/13 at 100.00        A3     1,318,350
              Shore Long Island Jewish Group, Series 2003, 5.375%,
              5/01/23

         430 New York State Dormitory Authority, Revenue Bonds, Nyack      7/06 at 102.00       Ba3       434,266
              Hospital, Series 1996, 6.000%, 7/01/06

       1,500 New York State Dormitory Authority, Revenue Bonds, South      7/13 at 100.00      Baa1     1,586,160
              Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23

----
29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,000 New York State Dormitory Authority, Revenue Bonds,            7/13 at 100.00      Baa1 $     1,041,300
              Winthrop-South Nassau University Hospital Association,
              Series 2003A, 5.500%, 7/01/32

         385 New York State Medical Care Facilities Finance Agency,        8/05 at 100.00       AAA         391,256
              FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
              Home Projects, Series 1992B, 6.200%, 8/15/22

         895 New York State Medical Care Facilities Finance Agency,        8/05 at 102.00        AA         915,397
              FHA-Insured Mortgage Revenue Bonds, Kenmore Mercy
              Hospital, Series 1995B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency,       11/05 at 102.00       Aa1       1,002,403
              Secured Mortgage Revenue Bonds, Brookdale Family Care
              Centers Inc., Series 1995A, 6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency,        8/05 at 101.00        AA       1,033,127
              FHA-Insured Hospital and Nursing Home Mortgage Revenue
              Bonds, Series 1994A, 6.200%, 2/15/21

       1,725 Newark-Wayne Community Hospital, New York, Hospital Revenue   3/05 at 101.00       N/R       1,712,701
              Refunding and Improvement Bonds, Series 1993A, 7.600%,
              9/01/15

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Huntington Hospital, Series 2002C:
         850  6.000%, 11/01/22                                            11/12 at 100.00      Baa1         910,546
       1,220  5.875%, 11/01/32                                            11/12 at 100.00      Baa1       1,278,304

       1,000 Yonkers Industrial Development Agency, New York, Revenue      7/11 at 101.00        BB       1,020,260
              Bonds, St. John's Riverside Hospital, Series 2001A,
              7.125%, 7/01/31
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.7%

         335 East Syracuse Housing Authority, New York, FHA-Insured        4/10 at 102.00       AAA         369,719
              Section 8 Assisted Revenue Refunding Bonds, Bennet
              Project, Series 2001A, 6.700%, 4/01/21

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                             5/11 at 101.00        AA       2,072,940
       2,000  5.600%, 11/01/42                                             5/11 at 101.00        AA       2,073,040

       2,000 New York City Housing Development Corporation, New York,     11/11 at 100.00        AA       2,044,440
              Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%,
              11/01/33 (Alternative Minimum Tax)

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                   5/12 at 100.00        AA         949,794
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                   5/12 at 100.00        AA         462,983

       2,040 New York State Housing Finance Agency, Mortgage Revenue       5/06 at 102.00       AAA       2,132,942
              Refunding Bonds, Housing Project, Series 1996A, 6.125%,
              11/01/20 - FSA Insured

             New York State Housing Finance Agency, FHA-Insured Mortgage
             Multifamily Housing Revenue Bonds, Series 1992A:
         480  6.950%, 8/15/12                                              8/05 at 100.00        AA         492,840
         180  7.000%, 8/15/22                                              8/05 at 100.00        AA         183,272

       1,000 New York State Housing Finance Agency, Secured Mortgage       8/11 at 100.00       Aa1       1,026,110
              Program Multifamily Housing Revenue Bonds, Series 2001G,
              5.400%, 8/15/33 (Alternative Minimum Tax)

       1,265 Tonawanda Housing Authority, New York, Housing Revenue        9/09 at 103.00       N/R       1,133,567
              Bonds, Kibler Senior Housing LP, Series 1999A, 7.750%,
              9/01/31

       3,030 Westchester County Industrial Development Agency, New York,   8/11 at 102.00       Aaa       3,239,797
              GNMA Collateralized Mortgage Loan Revenue Bonds, Living
              Independently for the Elderly Inc., Series 2001A, 5.400%,
              8/20/32
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.3%

         900 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/09 at 100.00       Aa1         935,811
              Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 New York State Mortgage Agency, Homeowner Mortgage Revenue    4/10 at 100.00       Aa1       1,557,818
              Bonds, Series 95, 5.625%, 4/01/22

         280 New York State Mortgage Agency, Mortgage Revenue Bonds,      10/10 at 100.00       Aaa         287,179
              Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum
              Tax)

----
30

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

    $  1,660 New York State Mortgage Agency, Mortgage Revenue Bonds,       4/13 at 101.00       Aaa $     1,687,241
              Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.3%

       1,320 East Rochester Housing Authority, New York, GNMA Secured     12/11 at 101.00       Aaa       1,402,909
              Revenue Refunding Bonds, Genesee Valley Presbyterian
              Nursing Center Project, Series 2001, 5.200%, 12/20/24

         965 Nassau County Industrial Development Agency, New York,        7/11 at 101.00       N/R       1,042,046
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001B-1, 7.250%, 7/01/16

       1,120 New York City Industrial Development Agency, New York,        7/10 at 102.00       N/R       1,208,368
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2000, 8.125%, 7/01/19

         300 New York State Dormitory Authority, FHA-Insured Mortgage      2/12 at 101.00       AAA         320,025
              Revenue Bonds, Augustana Lutheran Home for the Aged Inc.,
              Series 2001, 5.400%, 2/01/31 - MBIA Insured

       1,990 New York State Dormitory Authority, FHA-Insured Mortgage      8/06 at 102.00       AAA       2,035,750
              Revenue Bonds, W.K. Nursing Home Corporation, Series 1996,
              5.950%, 2/01/16

       1,520 New York State Dormitory Authority, FHA-Insured Nursing       2/13 at 102.00       AAA       1,613,997
              Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric
              Center Inc., Series 2002, 5.200%, 2/01/32

       2,000 New York State Dormitory Authority, Revenue Bonds, Bishop     7/06 at 102.00       Aa1       2,116,260
              Henry R. Hucles Nursing Home Inc., Series 1996, 6.000%,
              7/01/24

       1,500 New York State Dormitory Authority, Revenue Bonds, Concord    7/10 at 101.00       Aa3       1,644,900
              Nursing Home Inc., Series 2000, 6.500%, 7/01/29

       1,000 New York State Dormitory Authority, Revenue Bonds, Miriam     7/10 at 102.00         A       1,102,590
              Osborn Memorial Home Association, Series 2000B, 6.375%,
              7/01/29 - ACA Insured

         250 Suffolk County Industrial Development Agency, New York,       7/11 at 101.00       N/R         269,960
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001C-1, 7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage    2/08 at 102.00       AAA       5,442,100
              Revenue Bonds, Loretto Rest Residential Healthcare
              Facility, Series 1997A, 5.800%, 8/01/37
-------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         700 Essex County Industrial Development Agency, New York,        11/09 at 101.00       BBB         758,520
              Environmental Improvement Revenue Bonds, International
              Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 4.1%

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
         220  5.750%, 2/01/17                                              2/06 at 101.50         A         228,756
         925  5.750%, 2/01/20                                              2/06 at 101.50         A         961,815

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00       AAA       5,403,550
              Series 2004I, 5.000%, 8/01/17 - MBIA Insured

         895 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50         A         951,662
              Series 1997D, 5.875%, 11/01/11

       1,725 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00         A       1,885,080
              Series 2004B, 5.250%, 8/01/15

       1,650 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00         A       1,796,900
              Series 2004C, 5.250%, 8/15/16

         950 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00         A       1,013,470
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County,
             New York, General Obligation Bonds, Series 1990:
         390  6.875%, 10/01/08                                               No Opt. Call        A1         441,293
         390  6.875%, 10/01/09                                               No Opt. Call        A1         451,913

         505 White Plains, New York, General Obligation Bonds, Series      5/11 at 100.00       AA+         536,194
              2004A, 5.000%, 5/15/22

         225 Yonkers, New York, General Obligation Bonds, School Issue,    6/09 at 101.00       AAA         242,539
              Series 1999C, 5.000%, 6/01/19 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.0%

         300 Albany Housing Authority, Albany, New York, Limited          10/05 at 102.00        A3         310,605
              Obligation Refunding Bonds, Series 1995, 5.850%, 10/01/07

----
31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,500 Albany Parking Authority, New York, Revenue Refunding           No Opt. Call      Baa1 $       808,005
              Bonds, Series 1992A, 0.000%, 11/01/17

       3,000 Battery Park City Authority, New York, Senior Revenue        11/13 at 100.00       AAA       3,272,880
              Bonds, Series 2003A, 5.250%, 11/01/22

             Canton Human Services Initiative Inc., New York, Facility
             Revenue Bonds, Series 2001:
       1,000  5.700%, 9/01/24                                              9/11 at 102.00      Baa2       1,073,850
       1,030  5.750%, 9/01/32                                              9/11 at 102.00      Baa2       1,104,006

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       1,825  5.750%, 7/01/18                                                No Opt. Call       AA-       2,124,811
       4,400  5.125%, 1/01/29                                              7/12 at 100.00       AA-       4,565,880

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00       AAA       4,772,944
       2,000  5.000%, 11/15/30                                            11/12 at 100.00       AA-       2,058,520

       1,680 Monroe Newpower Corporation, New York, Power Facilities       1/13 at 102.00       BBB       1,749,854
              Revenue Bonds, Series 2003, 5.500%, 1/01/34

       1,915 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3       2,662,290
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 13.430%, 11/01/17 (IF)

       2,665 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AA+       2,802,781
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
              2/01/23

          35 New York State Dormitory Authority, Improvement Revenue       2/07 at 102.00       AAA          37,576
              Bonds, Mental Health Services Facilities, Series 1997A,
              5.750%, 8/15/22 - MBIA Insured

       1,495 New York State Dormitory Authority, Revenue Bonds, Mental     2/07 at 102.00       AA-       1,591,099
              Health Services Facilities Improvements, Series 1997B,
              5.625%, 2/15/21

       1,180 New York State Environmental Facilities Corporation,          3/14 at 100.00       AA-       1,252,700
              Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

       1,000 New York State Housing Finance Agency, Revenue Refunding      5/06 at 101.50        A+       1,048,040
              Bonds, New York City Health Facilities, Series 1996A,
              6.000%, 11/01/08

       3,125 New York State Local Government Assistance Corporation,         No Opt. Call       AAA       3,500,313
              Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

          10 New York State Housing Finance Agency, Service Contract       9/05 at 102.00       AA-          10,386
              Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15

          55 New York State Municipal Bond Bank Agency, Buffalo, Special   3/05 at 100.00      BBB+          56,353
              Program Revenue Bonds, Series 1991A, 6.875%, 3/15/06

       3,335 New York State Thruway Authority, Highway and Bridge Trust    4/10 at 100.00       Aaa       4,583,391
              Fund Bonds, Residual Interest Certificates, Series 368,
              13.040%, 4/01/16 (IF) - FGIC Insured

       1,535 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA       1,686,689
              Fund Bonds, Series 2002A, 5.250%, 4/01/18 - FSA Insured

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA       1,630,635
              Fund Bonds, Second General, Series 2003A, 5.250%, 4/01/23
              - MBIA Insured

       2,170 New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00       AAA       2,324,569
              Fund Bonds, Second General, Series 2004, 5.000%, 4/01/20 -
              MBIA Insured

       1,000 New York State Urban Development Corporation, Special         1/06 at 102.00       AA-       1,048,290
              Project Revenue Refunding Bonds, Onondaga County
              Convention Center, Series 1995, 6.250%, 1/01/20

       3,500 New York State Urban Development Corporation, Service           No Opt. Call       AA-       3,861,900
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       2,000 Niagara Falls City School District, Niagara County, New       6/08 at 101.00       AAA       2,137,420
              York, Certificates of Participation, High School Facility,
              Series 1998, 5.375%, 6/15/28 - MBIA Insured

       1,420 Niagara Falls City School District, Niagara County, New       6/09 at 101.00      BBB-       1,539,337
              York, Certificates of Participation, High School Facility,
              Series 2000, 6.625%, 6/15/28

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00       AAA       1,133,480
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 - MBIA Insured

----
32

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
    $  2,900  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00       AAA $     3,066,750
       1,930  5.000%, 10/15/26 - MBIA Insured                             10/14 at 100.00       AAA       2,039,412

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       2,755  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA       2,973,885
       4,945  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA       5,319,930

       2,500 New York State Tobacco Settlement Financing Corporation,      6/13 at 100.00       AA-       2,758,600
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

       1,205 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-       1,345,852
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

             United Nations Development Corporation, New York, Senior
             Lien Revenue Bonds, Series 2004A:
         880  5.250%, 7/01/23                                              1/08 at 100.00        A3         920,418
         750  5.250%, 7/01/24                                              1/08 at 100.00        A3         784,448

       1,250 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00       BBB       1,435,463
              Taxes Loan Notes, Series 1999A, 6.500%, 10/01/24

             Yonkers Industrial Development Agency, New York, Revenue
             Bonds, Community Development Properties - Yonkers Inc.
             Project, Series 2001A:
       1,000  6.250%, 2/01/16                                              2/11 at 100.00      BBB-       1,088,730
       1,960  6.625%, 2/01/26                                              2/11 at 100.00      BBB-       2,108,509
-------------------------------------------------------------------------------------------------------------------
             Transportation - 5.7%

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series 2002A:
       1,500  5.500%, 11/15/19 - AMBAC Insured                            11/12 at 100.00       AAA       1,689,855
       1,000  5.125%, 11/15/22 - FGIC Insured                             11/12 at 100.00       AAA       1,078,310

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA       1,661,025
              Transportation Revenue Bonds, Series 2003A,
              5.000%, 11/15/15 - FGIC Insured

         500 New York City Industrial Development Agency, New York,       12/08 at 102.00       Ba2         420,585
              Special Facilities Revenue Bonds, British Airways PLC,
              Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

       1,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00       AAA       1,071,820
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       1,500 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA       1,595,025
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00       CCC         176,510
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AA-       1,581,120
              Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

       5,000 Triborough Bridge and Tunnel Authority, New York, General    11/12 at 100.00       AA-       6,567,300
              Purpose Revenue Bonds, ROLS II-R, Series 194, 11.764%,
              11/15/19 (IF)

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA         911,976
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA       2,515,096
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 12.3%

       2,000 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA       2,104,160
              Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
              AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA       1,132,360
       2,000  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA       2,224,480

----
33

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $  1,000 Nassau County Interim Finance Authority, New York, Sales     11/10 at 100.00       AAA $     1,137,460
              Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16
              (Pre-refunded to 11/15/10) - MBIA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
       1,780  5.750%, 2/01/17 (Pre-refunded to 2/01/06)                    2/06 at 101.50      A***       1,861,382
       1,575  5.750%, 2/01/20 (Pre-refunded to 2/01/06)                    2/06 at 101.50      A***       1,647,009

         855 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50      A***         914,936
              Series 1997D, 5.875%, 11/01/11 (Pre-refunded to 11/01/06)

       1,700 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA       1,934,600
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 (Pre-refunded to 1/01/10) - AMBAC Insured

         965 New York State Dormitory Authority, Improvement Revenue       2/07 at 102.00       AAA       1,041,843
              Bonds, Mental Health Services Facilities, Series 1997A,
              5.750%, 8/15/22 (Pre-refunded to 2/15/07) - MBIA Insured

       1,005 New York State Dormitory Authority, Revenue Bonds, Mental     2/07 at 102.00    AA-***       1,082,636
              Health Services Facilities Improvements, Series 1997B,
              5.625%, 2/15/21 (Pre-refunded to 2/15/07)

       1,200 New York State Dormitory Authority, Revenue Bonds, State      3/13 at 100.00     AA***       1,359,204
              Personal Income Tax, Series 2003A, 5.375%, 3/15/22
              (Pre-refunded to 3/15/13)

             New York State Dormitory Authority, Revenue Bonds, State
             University Educational Facilities, 1999 Resolution, Series
             A-D, RITES, Series PA-781R:
         835  14.000%, 5/15/14 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA       1,180,799
              Insured
         500  14.000%, 5/15/16 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA         707,065
              Insured
         670  14.000%, 5/15/17 (IF) (Pre-refunded to 5/15/10) - FSA        5/10 at 101.00       AAA         947,467
              Insured

         500 New York State Dormitory Authority, Revenue Bonds, Upstate    7/10 at 101.00       AAA         559,805
              Community Colleges, Series 2000A, 5.750%, 7/01/29
              (Pre-refunded to 7/01/10) - FSA Insured

         220 New York State Dormitory Authority, Suffolk County, Lease     4/05 at 114.14   Baa1***         314,910
              Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%,
              4/15/14

         200 New York State Housing Finance Agency, Construction Fund        No Opt. Call       AAA         240,268
              Bonds, State University, Series 1986A, 8.000%, 5/01/11

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
       1,785  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA       1,946,685
         205  6.375%, 9/15/15 (Pre-refunded to 9/15/05)                    9/05 at 102.00    AA-***         213,614

       5,745 New York State Thruway Authority, Local Highway and Bridge      No Opt. Call       AAA       8,093,269
              Service Contract Bonds, DRIVERS, Series 145, 12.980%,
              10/01/08 (IF) - AMBAC Insured

       3,000 New York State Thruway Authority, Local Highway and Bridge    4/11 at 100.00    AA-***       3,326,460
              Service Contract Bonds, Series 2001, 5.250%, 4/01/17
              (Pre-refunded to 4/01/11)

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002A:
       1,500  5.375%, 3/15/18 (Pre-refunded to 3/15/12)                    3/12 at 100.00     AA***       1,689,135
       3,500  5.125%, 3/15/27 (Pre-refunded to 3/15/12)                    3/12 at 100.00     AA***       3,886,820

       2,000 New York State Urban Development Corporation, State           3/13 at 100.00     AA***       2,213,060
              Personal Income Tax Revenue Bonds, State Facilities and
              Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded
              to 3/15/13)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 9.9%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       3,000  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA       3,191,760
       1,000  5.250%, 12/01/26                                             6/08 at 101.00        A-       1,059,690
       1,000  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA       1,066,150

       2,350 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA       1,212,365
              General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 - FSA
              Insured

       2,000 Long Island Power Authority, New York, Electric System        9/11 at 100.00        A-       2,146,500
              General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System        5/11 at 100.00        A-       1,051,880
              General Revenue Bonds, Series 2001L, 5.375%, 5/01/33

----
34

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  5,000 Long Island Power Authority, New York, Electric System        9/13 at 100.00       AAA $     5,393,100
              General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
              CIFG Insured

       3,950 New York City Industrial Development Agency, New York,       10/08 at 102.00      BBB-       3,821,981
              Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners
              LP, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

       2,435 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA       2,511,264
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured

       1,545 New York State Energy Research and Development Authority,     7/05 at 102.00       AAA       1,594,409
              Facilities Revenue Refunding Bonds, Consolidated Edison
              Company Inc., Series 1995A, 6.100%, 8/15/20 - AMBAC Insured

       3,000 New York State Power Authority, General Revenue Bonds,       11/10 at 100.00       Aa2       3,163,350
              Series 2000A, 5.250%, 11/15/40

       1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa1       1,615,395
              Solid Waste Disposal Facility Revenue Bonds, American
              Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
              11/15/26 (Alternative Minimum Tax) (Mandatory put 11/15/12)

         200 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa1         212,606
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001D,
              5.550%, 11/15/24 (Mandatory put 11/15/15)

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Nissequogue Cogeneration Partners Facility,
             Series 1998:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                    1/09 at 101.00       N/R       1,767,636
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                    1/09 at 101.00       N/R       3,863,040
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.7%

             Monroe County Water Authority, New York, Water System
             Revenue Bonds, Series 2001:
         850  5.150%, 8/01/22                                              8/11 at 101.00        AA         905,641
       2,250  5.250%, 8/01/36                                              8/11 at 101.00        AA       2,368,485

         275 New York City Municipal Water Finance Authority, New York,    6/09 at 101.00       AAA         298,317
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000A, 5.500%, 6/15/32 - FGIC Insured

       3,015 New York City Municipal Water Finance Authority, New York,    6/10 at 101.00       AA+       3,264,037
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2001A, 5.500%, 6/15/33

       1,295 New York City Municipal Water Finance Authority, New York,    6/06 at 101.00       AAA       1,362,322
              Water and Sewerage System Revenue Bonds, Fiscal Series
              1996B, 5.750%, 6/15/26 - MBIA Insured

       2,225 New York City Municipal Water Finance Authority, New York,    6/12 at 100.00       AA+       2,460,561
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2003A, 5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State   11/12 at 100.00       AAA       4,423,560
              Clean Water and Drinking Water Revolving Funds Revenue
              Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18

       1,000 Niagara Falls Public Water Authority, New York, Water and     7/06 at 100.00       AAA       1,035,320
              Sewerage Revenue Bonds, Series 2003A, 5.500%, 7/15/24 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
    $311,630 Total Long-Term Investments (cost $314,646,827) - 98.5%                                    335,856,277
-------------------------------------------------------------------------------------------------------------------
------------

----
35

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                                 Market
Amount (000) Description                                                  Ratings**           Value
---------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.3%

    $  1,000 Puerto Rico Government Development Bank, Adjustable                A-1 $     1,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.780%, 12/01/15 - MBIA Insured+
---------------------------------------------------------------------------------------------------
    $  1,000 Total Short-Term Investments (cost $1,000,000)                               1,000,000
---------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $315,646,827) - 98.8%                              336,856,277
             -------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.2%                                         3,956,419
             -------------------------------------------------------------------------------------
             Net Assets - 100%                                                      $   340,812,696
             -------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
36

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.9%

    $  1,000 Allegany County Industrial Development Agency, New York,     8/08 at 102.00       Aaa $     1,033,180
              Revenue Bonds, Alfred University, Series 1998, 5.000%,
              8/01/28 - MBIA Insured

       3,095 Amherst Industrial Development Agency, New York, Revenue     8/10 at 102.00       AAA       3,495,772
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Project, Series 2000A, 5.750%, 8/01/30 - AMBAC
              Insured

       1,110 Amherst Industrial Development Agency, New York, Revenue     8/12 at 101.00       AAA       1,179,475
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Creekside Project, Series 2002A, 5.000%,
              8/01/22 - AMBAC Insured

       1,750 New York City Trust for Cultural Resources, New York,        4/07 at 101.00       AAA       1,854,230
              Revenue Bonds, American Museum of Natural History, Series
              1997A, 5.650%, 4/01/27 - MBIA Insured

       1,145 New York City Industrial Development Agency, New York,       6/07 at 102.00       Aaa       1,236,589
              Civic Facility Revenue Bonds, Anti-Defamation League
              Foundation, Series 1997A, 5.600%, 6/01/17 - MBIA Insured

       4,000 New York State Dormitory Authority, Consolidated Revenue       No Opt. Call       AAA       4,622,520
              Bonds, City University System, Series 1993A, 5.750%,
              7/01/13 - MBIA Insured

       1,000 New York State Dormitory Authority, General Revenue Bonds,     No Opt. Call       AAA       1,175,850
              New York University, Series 2001-1, 5.500%, 7/01/40 -
              AMBAC Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/10 at 101.00       AAA       1,132,750
              Pace University, Series 2000, 6.000%, 7/01/29 - MBIA
              Insured

       1,490 New York State Dormitory Authority, Insured Revenue Bonds,   7/12 at 100.00       AAA       1,589,860
              Fordham University, Series 2002, 5.000%, 7/01/21 - FGIC
              Insured

       3,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/08 at 101.00       Aaa       3,174,150
              Ithaca College, Series 1998, 5.000%, 7/01/21 - AMBAC
              Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,   7/11 at 100.00       AAA       1,030,880
              Yeshiva University, Series 2001, 5.000%, 7/01/30 - AMBAC
              Insured

       1,000 New York State Dormitory Authority, Lease Revenue Bonds,       No Opt. Call       AAA       1,109,190
              State University Dormitory Facilities, Series 2003B,
              5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

       1,000 New York State Dormitory Authority, Revenue Bonds, Canisius  7/11 at 101.00       AAA       1,065,210
              College, Series 2000, 5.250%, 7/01/30 - MBIA Insured

         735 New York State Dormitory Authority, Revenue Bonds, City        No Opt. Call       AAA         854,298
              University of New York, Series 2005A, 5.500%, 7/01/18 -
              FGIC Insured

       5,280 New York State Dormitory Authority, Revenue Bonds,           7/10 at 101.00       AAA       4,300,138
              University of Rochester, Series 2000A, 0.000%, 7/01/25 -
              MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Healthcare - 15.5%

             New York City Health and Hospitals Corporation, New York,
             Health System Revenue Bonds, Series 2003A:
       2,000  5.250%, 2/15/21 - AMBAC Insured                             2/13 at 100.00       AAA       2,162,800
       1,750  5.250%, 2/15/22 - AMBAC Insured                             2/13 at 100.00       AAA       1,887,515

       3,305 New York State Dormitory Authority, FHA-Insured Mortgage     8/05 at 104.00       AAA       3,476,959
              Hospital Revenue Bonds, Millard Fillmore Hospitals, Series
              1997, 5.375%, 2/01/32 - AMBAC Insured

       2,000 New York State Dormitory Authority, FHA-Insured Mortgage     8/09 at 101.00       AAA       2,106,900
              Hospital Revenue Bonds, Montefiore Medical Center, Series
              1999, 5.500%, 8/01/38 - AMBAC Insured

       6,115 New York State Dormitory Authority, FHA-Insured Mortgage     2/08 at 101.00       AAA       6,182,999
              Hospital Revenue Bonds, New York and Presbyterian
              Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

       1,910 New York State Dormitory Authority, FHA-Insured Mortgage     8/12 at 100.00       AAA       2,017,266
              Hospital Revenue Bonds, St. Barnabas Hospital, Series
              2002A, 5.125%, 2/01/22 - AMBAC Insured

       1,660 New York State Dormitory Authority, FHA-Insured Mortgage     2/15 at 100.00       AAA       1,734,584
              Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%,
              8/01/29 - FGIC Insured

       6,510 New York State Dormitory Authority, FHA-Insured Mortgage     8/05 at 102.00       AAA       6,722,421
              Revenue Bonds, St. Vincent's Hospital and Medical Center,
              Series 1995, 5.800%, 8/01/25 - AMBAC Insured

----
37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  4,000 New York State Dormitory Authority, FHA-Insured Mortgage      2/08 at 102.00       AAA $     4,288,360
              Revenue Refunding Bonds, United Health Services, Series
              1997, 5.375%, 8/01/27 - AMBAC Insured

       2,260 New York State Dormitory Authority, Hospital Revenue Bonds,   7/09 at 101.00       AAA       2,452,303
              Catholic Health Services of Long Island Obligated Group -
              St. Francis Hospital, Series 1999A, 5.500%, 7/01/29 - MBIA
              Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,    7/09 at 101.00       AAA       1,104,190
              New Island Hospital, Series 1999A, 5.750%, 7/01/19 - AMBAC
              Insured

       3,125 New York State Dormitory Authority, Revenue Bonds, Catholic   7/09 at 101.00       AAA       3,412,000
              Health Services of Long Island Obligated Group - St.
              Charles Hospital and Rehabilitation Center, Series 1999A,
              5.500%, 7/01/22 - MBIA Insured

       2,470 New York State Dormitory Authority, Revenue Bonds, New York   8/14 at 100.00       AAA       2,734,414
              and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 -
              FSA Insured

       3,000 New York State Dormitory Authority, Revenue Bonds, North     11/08 at 101.00       AAA       3,174,420
              Shore Health System Obligated Group, Series 1998, 5.000%,
              11/01/23 - MBIA Insured

       2,000 New York State Dormitory Authority, Revenue Bonds, Memorial   7/13 at 100.00       AAA       2,131,940
              Sloan-Kettering Cancer Center, Series 2003-1, 5.000%,
              7/01/21 - MBIA Insured

       5,000 New York State Dormitory Authority, Revenue Bonds,            7/11 at 101.00       AAA       5,278,650
              Winthrop-South Nassau University Health System Obligated
              Group, Series 2001A, 5.250%, 7/01/31 - AMBAC Insured

       2,500 New York State Dormitory Authority, Secured Hospital          2/08 at 101.50       AAA       2,624,400
              Insured Revenue Bonds, Southside Hospital, Series 1998,
              5.000%, 2/15/25 - MBIA Insured

       2,890 New York State Medical Care Facilities Finance Agency,        8/05 at 102.00       AAA       2,955,603
              FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
              Center, Series 1995A, 5.750%, 2/15/15 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.7%

       3,263 New York City Housing Development Corporation, New York,      3/05 at 105.00       AAA       3,434,408
              Limited Obligation Multifamily Housing Revenue Bonds,
              Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 -
              AMBAC Insured

             New York State Housing Finance Agency, Mortgage Revenue
             Refunding Bonds, Housing Project, Series 1996A:
       5,005  6.100%, 11/01/15 - FSA Insured                               5/06 at 102.00       AAA       5,229,975
       4,525  6.125%, 11/01/20 - FSA Insured                               5/06 at 102.00       AAA       4,731,159
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.2%

       4,250 East Rochester Housing Authority, New York, FHA-Insured       8/07 at 102.00       AAA       4,589,150
              Mortgage Revenue Bonds, St. John's Meadows Project, Series
              1997A, 5.700%, 8/01/27 - MBIA Insured

       1,000 New York State Dormitory Authority, Insured Revenue Bonds,    7/05 at 100.00       AAA       1,027,100
              United Cerebral Palsy Association of Westchester County
              Inc., Series 1992, 6.200%, 7/01/12 - MBIA Insured

       2,000 New York State Dormitory Authority, FHA-Insured Nursing       8/10 at 101.00       AAA       2,175,260
              Home Mortgage Revenue Bonds, Augustana Lutheran Home for
              the Aged Inc., Series 2000A, 5.500%, 8/01/38 - MBIA Insured

       3,665 New York State Dormitory Authority, FHA-Insured Nursing       8/11 at 101.00       AAA       3,834,580
              Home Mortgage Revenue Bonds, Norwegian Christian Home and
              Health Center, Series 2001, 5.200%, 8/01/36 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 11.6%

             Erie County, New York, General Obligation Bonds, Series
             2003A:
       1,000  5.250%, 3/15/15 - FGIC Insured                               3/13 at 100.00       Aaa       1,103,130
       1,000  5.250%, 3/15/16 - FGIC Insured                               3/13 at 100.00       Aaa       1,100,070
       1,000  5.250%, 3/15/17 - FGIC Insured                               3/13 at 100.00       Aaa       1,094,990
       1,000  5.250%, 3/15/18 - FGIC Insured                               3/13 at 100.00       Aaa       1,092,820

             Saratoga County, Half Moon, New York, Public Improvement
             Bonds, Series 1991:
         385  6.500%, 6/01/09 - AMBAC Insured                                No Opt. Call       AAA         439,924
         395  6.500%, 6/01/10 - AMBAC Insured                                No Opt. Call       AAA         460,369
         395  6.500%, 6/01/11 - AMBAC Insured                                No Opt. Call       AAA         466,997

       2,295 Harborsfield Central School District, Suffolk County, New     6/11 at 100.00       Aaa       2,480,826
              York, General Obligation Bonds, Series 2001, 5.000%,
              6/01/19 - FSA Insured

         475 Middle Country Central School District, Suffolk County, New     No Opt. Call       AAA         542,160
              York, General Obligation Bonds, Series 1991A, 6.900%,
              12/15/08 - AMBAC Insured

----
38

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  2,250 Monroe County, New York, General Obligation Public            3/12 at 100.00       AAA $     2,426,962
              Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
              Insured

       2,000 Monroe Woodbury Central School District, Orange County, New   5/14 at 100.00       AAA       2,005,200
              York, General Obligation Bonds, Series 2004A, 4.250%,
              5/15/22 - FGIC Insured

             Mount Sinai Union Free School District, Suffolk County, New
             York, General Obligation Refunding Bonds, Series 1992:
         500  6.200%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA         601,985
       1,035  6.200%, 2/15/16 - AMBAC Insured                                No Opt. Call       AAA       1,254,679

       1,000 Nassau County, New York, General Obligation Improvement       6/09 at 102.00       AAA       1,090,870
              Bonds, Series 1999B, 5.250%, 6/01/23 - AMBAC Insured

          60 New York City, New York, General Obligation Bonds, Fiscal     8/05 at 100.00       AAA          60,215
              Series 1992C, 6.250%, 8/01/10 - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2001D:
       3,000  5.250%, 8/01/15 - MBIA Insured                               8/10 at 101.00       AAA       3,305,430
       2,000  5.000%, 8/01/16 - FGIC Insured                               8/10 at 101.00       AAA       2,170,200

       2,460 New York City, New York, General Obligation Bonds, Fiscal    11/11 at 101.00       AAA       2,721,596
              Series 2002A, 5.250%, 11/01/15 - MBIA Insured

       4,250 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00       AAA       4,593,018
              Series 2004I, 5.000%, 8/01/17 - MBIA Insured

       3,000 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call       AAA       3,331,890
              Series 2004B, 5.250%, 8/01/12 - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004E:
       1,100  5.000%, 11/01/13 - FSA Insured                                 No Opt. Call       AAA       1,208,482
       2,030  5.000%, 11/01/14 - FSA Insured                                 No Opt. Call       AAA       2,232,817

       1,505 Nassau County, North Hempstead, New York, General               No Opt. Call       AAA       1,820,764
              Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14
              - FGIC Insured

             Rensselaer County, New York, General Obligation Bonds,
             Series 1991:
         960  6.700%, 2/15/13 - AMBAC Insured                                No Opt. Call       AAA       1,168,541
         960  6.700%, 2/15/14 - AMBAC Insured                                No Opt. Call       AAA       1,181,299
         960  6.700%, 2/15/15 - AMBAC Insured                                No Opt. Call       AAA       1,195,450

             Rondout Valley Central School District, Ulster County, New
             York, General Obligation Bonds, Series 1991:
         550  6.850%, 6/15/09 - FGIC Insured                                 No Opt. Call       AAA         633,644
         550  6.850%, 6/15/10 - FGIC Insured                                 No Opt. Call       AAA         647,510
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.1%

       1,000 Erie County Industrial Development Agency, New York, School   5/12 at 100.00       AAA       1,137,880
              Facility Revenue Bonds, Buffalo City School District,
              Series 2003, 5.750%, 5/01/19 - FSA Insured

       1,100 Erie County Industrial Development Agency, New York, School   5/14 at 100.00       AAA       1,252,449
              Facility Revenue Bonds, Buffalo City School District,
              Series 2004, 5.750%, 5/01/26 - FSA Insured

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       2,000  5.500%, 1/01/20 - MBIA Insured                               7/12 at 100.00       AAA       2,230,860
       1,350  5.000%, 7/01/25 - FGIC Insured                               7/12 at 100.00       AAA       1,418,864

       5,000 Metropolitan Transportation Authority, New York, Dedicated   11/12 at 100.00       AAA       5,423,800
              Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
              Insured

       1,700 New York City Transitional Finance Authority, New York,      11/11 at 101.00       AAA       1,761,795
              Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%,
              5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York,
             Future Tax Secured Bonds, Fiscal Series 2003C:
       2,000  5.250%, 8/01/20 - AMBAC Insured                              8/12 at 100.00       AAA       2,194,160
       1,700  5.250%, 8/01/22 - AMBAC Insured                              8/12 at 100.00       AAA       1,852,949

----
39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  2,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA $     2,117,900
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

       1,330 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA       1,444,180
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
              2/01/22 - MBIA Insured

         245 New York State Dormitory Authority, Improvement Revenue       8/09 at 101.00       AAA         259,352
              Bonds, Mental Health Services Facilities, Series 1999D,
              5.250%, 2/15/29 - FSA Insured

       3,750 New York State Dormitory Authority, Lease Revenue Bonds,      5/10 at 101.00       AAA       4,189,500
              Court Facilities, Series 1999, 5.750%, 5/15/30 - AMBAC
              Insured

       1,000 New York State Dormitory Authority, Lease Revenue Bonds,      8/14 at 100.00       AAA       1,055,130
              Wayne-Finger Lakes Board of Cooperative Education
              Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

       2,410 New York State Dormitory Authority, Revenue Bonds,            7/14 at 100.00       AAA       2,581,640
              Department of Health, Series 2004-2, 5.000%, 7/01/20 -
              FGIC Insured

         325 New York State Dormitory Authority, Revenue Bonds, Mental     8/10 at 100.00       AAA         346,184
              Health Services Facilities Improvements, Series 2000D,
              5.250%, 8/15/30 - FSA Insured

             New York State Dormitory Authority, Revenue Bonds, Mental
             Health Services Facilities Improvements, Series 2005D:
         745  5.000%, 2/15/14 - FGIC Insured                                 No Opt. Call       AAA         817,712
       1,370  5.000%, 8/15/14 - FGIC Insured                                 No Opt. Call       AAA       1,507,644

             New York State Dormitory Authority, Revenue Bonds, School
             Districts Financing Program, Series 2002D:
       6,275  5.250%, 10/01/23 - MBIA Insured                             10/12 at 100.00       AAA       6,838,872
         875  5.000%, 10/01/30 - MBIA Insured                             10/12 at 100.00       AAA         906,535

       2,000 New York State Local Government Assistance Corporation,         No Opt. Call       AAA       2,240,200
              Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

             New York State Municipal Bond Bank Agency, Buffalo, Special
             Program Revenue Bonds, Series 2001A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                              5/11 at 100.00       AAA       1,274,479
       1,250  5.250%, 5/15/26 - AMBAC Insured                              5/11 at 100.00       AAA       1,344,388

       2,000 New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00       AAA       2,140,200
              Fund Bonds, Series 2002B, 5.000%, 4/01/20 - AMBAC Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Series 2002A:
       2,000  5.250%, 4/01/18 - FSA Insured                                4/12 at 100.00       AAA       2,197,640
       1,000  5.250%, 4/01/19 - FSA Insured                                4/12 at 100.00       AAA       1,098,820

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00       AAA       1,630,635
              Fund Bonds, Second General, Series 2003A, 5.250%, 4/01/23
              - MBIA Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Second General, Series 2004:
       1,000  5.000%, 4/01/20 - MBIA Insured                               4/14 at 100.00       AAA       1,071,230
       1,000  5.000%, 4/01/23 - MBIA Insured                               4/14 at 100.00       AAA       1,061,850

       1,900 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call       AAA       2,113,465
              Fund Bonds, Series 2004B, 5.250%, 4/01/12 - AMBAC Insured

       1,200 New York State Thruway Authority, State Personal Income Tax   9/14 at 100.00       AAA       1,271,448
              Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
              Insured

       4,000 New York State Urban Development Corporation, Revenue         4/06 at 102.00       AAA       4,199,280
              Bonds, Sports Facility Assistance Program, Series 1996A,
              5.500%, 4/01/19 - MBIA Insured

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Refunding Bonds, Series 2002E:
       1,525  5.500%, 7/01/14 - FSA Insured                                  No Opt. Call       AAA       1,755,016
       4,000  5.500%, 7/01/18 - FSA Insured                                  No Opt. Call       AAA       4,676,520

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
       1,670  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00       AAA       1,766,025
       1,225  5.000%, 10/15/26 - MBIA Insured                             10/14 at 100.00       AAA       1,294,445
       3,520  5.000%, 10/15/29 - AMBAC Insured                            10/14 at 100.00       AAA       3,694,029

----
40

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
    $  3,900  5.250%, 6/01/20 - AMBAC Insured                              6/13 at 100.00       AAA $     4,226,898
         250  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       AAA         269,862
       5,400  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       AAA       5,809,428
-------------------------------------------------------------------------------------------------------------------
             Transportation - 11.7%

       2,500 Albany County Airport Authority, New York, Airport Revenue   12/07 at 102.00       AAA       2,672,850
              Bonds, Series 1997, 5.500%, 12/15/19 (Alternative Minimum
              Tax) - FSA Insured

       3,000 Buffalo and Fort Erie Public Bridge Authority, New York,      7/05 at 101.00       AAA       3,037,800
              Revenue Bonds, Series 1995, 5.750%, 1/01/25 - MBIA Insured

       4,250 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA       4,787,923
              Transportation Revenue Refunding Bonds, Series 2002A,
              5.500%, 11/15/18 - AMBAC Insured

       3,450 Metropolitan Transportation Authority, New York,             11/12 at 100.00       AAA       4,747,338
              Transportation Revenue Bonds, DRIVERS Series 267, Series
              2002E, 12.211%, 11/15/18 (IF) - MBIA Insured

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call       AAA       1,661,025
              Transportation Revenue Bonds, Series 2003A, 5.000%,
              11/15/15 - FGIC Insured

       1,860 Metropolitan Transportation Authority, New York,             11/15 at 100.00       AAA       1,942,268
              Transportation Revenue Bonds, Series 2005A, 5.000%,
              11/15/33 - AMBAC Insured

             Niagara Frontier Airport Authority, New York, Airport
             Revenue Bonds, Buffalo Niagara International Airport,
             Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA       1,027,180
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax) - FGIC Insured     4/08 at 101.00       AAA       1,519,770

       3,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00       AAA       3,215,460
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 (Alternative Minimum Tax) -
              MBIA Insured

       4,000 Port Authority of New York and New Jersey, Consolidated      10/07 at 101.00       AAA       4,277,840
              Revenue Bonds, One Hundred Twentieth Series 2000, 5.750%,
              10/15/26 (Alternative Minimum Tax) - MBIA Insured

       3,000 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00       AAA       3,190,050
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA
              Insured

       2,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AAA       2,733,000
              Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 -
              FGIC Insured

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call       AAA         911,976
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00       AAA       2,515,096

       3,535 Triborough Bridge and Tunnel Authority, New York, General    11/13 at 100.00       AAA       4,560,857
              Purpose Revenue Bonds, DRIVERS, Series 342, 11.441%,
              11/15/19 (IF)
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 15.1%

             Camden Central School District, Oneida County, New York,
             General Obligation Bonds, Series 1991:
         600  7.100%, 6/15/09 - AMBAC Insured                                No Opt. Call       AAA         700,824
         275  7.100%, 6/15/10 - AMBAC Insured                                No Opt. Call       AAA         328,518

       1,000 Erie County Water Authority, New York, Water Revenue Bonds,  12/09 at 100.00       AAA       1,197,120
              Series 1990B, 6.750%, 12/01/14 - AMBAC Insured

         500 Greece Central School District, Monroe County, New York,        No Opt. Call       AAA         562,390
              General Obligation Bonds, School District Bonds, Series
              1992, 6.000%, 6/15/09 - FGIC Insured

       3,040 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00       AAA       3,213,432
              Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 -
              AMBAC Insured

       3,500 Metropolitan Transportation Authority, New York, Commuter     7/13 at 100.00       AAA       3,878,140
              Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
              (Pre-refunded to 7/01/13) - AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1998A:
       2,865  4.500%, 4/01/18 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA       3,073,343
       1,800  4.750%, 4/01/28 (Pre-refunded to 10/01/15) - FGIC Insured   10/15 at 100.00       AAA       1,966,788

----
41

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
    $  1,000  5.000%, 4/01/17 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA $     1,112,240
         500  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured    10/14 at 100.00       AAA         556,120

       2,000 Metropolitan Transportation Authority, New York, Dedicated    4/10 at 100.00       AAA       2,278,760
              Tax Fund Bonds, Series 2000A, 6.000%, 4/01/30
              (Pre-refunded to 4/01/10) - FGIC Insured

       1,125 Nassau County, New York, General Obligation Improvement       3/10 at 100.00       AAA       1,269,641
              Bonds, Series 2000E, 6.000%, 3/01/20 (Pre-refunded to
              3/01/10) - FSA Insured

         310 New York City, New York, General Obligation Bonds, Fiscal     4/05 at 100.00       AAA         311,389
              Series 1990B, 7.000%, 10/01/18 (Pre-refunded to 4/01/05) -
              FSA Insured

       4,625 New York City Transit Authority, New York, Metropolitan       1/10 at 101.00       AAA       5,263,250
              Transportation Authority, Triborough Bridge and Tunnel
              Authority, Certificates of Participation, Series 2000A,
              5.875%, 1/01/30 (Pre-refunded to 1/01/10) - AMBAC Insured

       3,000 New York City Transitional Finance Authority, New York,       5/10 at 101.00       AAA       3,450,030
              Future Tax Secured Bonds, Fiscal Series 2000B, 6.000%,
              11/15/24 (Pre-refunded to 5/15/10) - FGIC Insured

       1,000 New York State Dormitory Authority, Fourth General            7/10 at 100.00       AAA       1,100,750
              Resolution Consolidated Revenue Bonds, City University
              System, Series 2000A, 5.125%, 7/01/22 (Pre-refunded to
              7/01/10) - FGIC Insured

       3,155 New York State Dormitory Authority, Improvement Revenue       8/09 at 101.00       AAA       3,481,290
              Bonds, Mental Health Services Facilities, Series 1999D,
              5.250%, 2/15/29 (Pre-refunded to 8/15/09) - FSA Insured

       2,675 New York State Dormitory Authority, Revenue Bonds, Mental     5/10 at 100.00       AAA       2,956,330
              Health Services Facilities Improvements, Series 2000D,
              5.250%, 8/15/30 (Pre-refunded to 5/15/10) - FSA Insured

       1,500 New York State Dormitory Authority, Revenue Bonds, State      3/13 at 100.00       AAA       1,659,795
              Personal Income Tax, Series 2003A, 5.000%, 3/15/32
              (Pre-refunded to 3/15/13) - FGIC Insured

             New York State Dormitory Authority, Revenue Bonds, State
             University Educational Facilities, Series 2002A:
       2,225  5.125%, 5/15/21 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA       2,491,355
       1,000  5.000%, 5/15/27 (Pre-refunded to 5/15/12) - FGIC Insured     5/12 at 101.00       AAA       1,111,760

       3,250 New York State Dormitory Authority, Revenue Bonds, Upstate    7/10 at 101.00       AAA       3,638,733
              Community Colleges, Series 2000A, 5.750%, 7/01/29
              (Pre-refunded to 7/01/10) - FSA Insured

       5,000 New York State Urban Development Corporation, Service         1/09 at 101.00       AAA       5,616,800
              Contract Revenue Bonds, Correctional Facilities, Series
              1999C, 6.000%, 1/01/29 (Pre-refunded to 1/01/09) - AMBAC
              Insured

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 (Pre-refunded to 3/15/13) - FGIC Insured     3/13 at 100.00       AAA       1,141,380
       1,500  5.500%, 3/15/21 (Pre-refunded to 3/15/13) - FGIC Insured     3/13 at 100.00       AAA       1,712,070

         800 Puerto Rico, General Obligation and Public Improvement        7/10 at 100.00       AAA         900,024
              Bonds, Series 2000, 5.750%, 7/01/26 (Pre-refunded to
              7/01/10) - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Utilities - 5.4%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       6,000  0.000%, 12/01/19 - FSA Insured                                 No Opt. Call       AAA       3,186,180
       3,185  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00       AAA       3,388,585
       1,000  5.750%, 12/01/24 - FSA Insured                               6/08 at 101.00       AAA       1,089,220
         555  5.250%, 12/01/26 - MBIA Insured                              6/08 at 101.00       AAA         591,713
       3,380  5.250%, 12/01/26 - AMBAC Insured                             6/08 at 101.00       AAA       3,603,587

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2000A:
       2,000  0.000%, 6/01/24 - FSA Insured                                  No Opt. Call       AAA         830,660
       2,000  0.000%, 6/01/25 - FSA Insured                                  No Opt. Call       AAA         784,240

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2001A:
       1,500  5.000%, 9/01/27 - FSA Insured                                9/11 at 100.00       AAA       1,554,315
       1,500  5.250%, 9/01/28 - FSA Insured                                9/11 at 100.00       AAA       1,602,870

       1,000 New York State Energy Research and Development Authority,     3/09 at 102.00       AAA       1,056,200
              Electric Facilities Revenue Bonds, Long Island Lighting
              Company, Series 1995A, 5.300%, 8/01/25 (Alternative
              Minimum Tax) - MBIA Insured

----
42

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  2,000 New York State Energy Research and Development Authority,    7/05 at 102.00       AAA $     2,062,640
              Pollution Control Revenue Bonds, New York State Electric
              and Gas Corporation, Series 1987A, 6.150%, 7/01/26
              (Alternative Minimum Tax) - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.9%

       2,955 Buffalo Municipal Water Finance Authority, New York, Water   7/08 at 101.00       AAA       3,068,738
              System Revenue Bonds, Series 1998A, 5.000%, 7/01/28 - FGIC
              Insured

       3,000 New York City Municipal Water Finance Authority, New York,   6/11 at 100.00       AAA       3,186,840
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2002A, 5.250%, 6/15/33 - FGIC Insured

         405 New York City Municipal Water Finance Authority, New York,   6/10 at 101.00       AAA         465,260
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000B, 6.000%, 6/15/33 - MBIA Insured

          60 New York State Environmental Facilities Corporation, State   3/05 at 100.00       AAA          60,263
              Water Pollution Control Revolving Fund Pooled Revenue
              Bonds, Series 1990C, 7.200%, 3/15/11 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
    $338,583 Total Long-Term Investments (cost $335,721,595) - 99.1%                                   361,532,566
------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.1%
         500 Puerto Rico Government Development Bank, Adjustable                               A-1         500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.780%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------
    $    500 Total Short-Term Investments (cost $500,000)                                                  500,000
------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $336,221,595) - 99.2%                                             362,032,566
             ----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.8%                                                        3,008,287
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $   365,040,853
             ----------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.


                                See accompanying notes to financial statements.

----
43

Statement of Assets and Liabilities
February 28, 2005

                                                                                                                      New York
                                                                         Connecticut    New Jersey      New York       Insured
------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $271,542,724, $160,503,988,
 $315,646,827, and $336,221,595, respectively)                         $287,542,165  $168,809,094  $336,856,277  $362,032,566
Cash                                                                        508,739       385,281       182,387       646,606
Receivables:
 Interest                                                                 3,862,979     2,062,257     4,803,505     4,033,174
 Investments sold                                                                --       140,000       335,000         5,000
 Shares sold                                                                 47,746       187,437       439,306       103,687
Other assets                                                                  9,094         1,149        12,883        25,698
------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                         291,970,723   171,585,218   342,629,358   366,846,731
------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables for shares redeemed                                                240,946       497,624       248,063       266,622
Accrued expenses:
 Management fees                                                            119,512        71,014       139,716       149,515
 12b-1 distribution and service fees                                         76,781        46,440        68,130        40,309
 Other                                                                       75,788        57,029       108,428       130,136
Dividends payable                                                           975,466       575,159     1,252,325     1,219,296
------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                      1,488,493     1,247,266     1,816,662     1,805,878
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $290,482,230  $170,337,952  $340,812,696  $365,040,853
------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                             $221,462,856  $ 73,687,262  $127,502,265  $ 87,031,844
Shares outstanding                                                       20,561,055     6,790,089    11,662,429     8,124,809
Net asset value per share                                              $      10.77  $      10.85  $      10.93  $      10.71
Offering price per share (net asset value per share plus maximum
 sales charge of 4.20% of offering price)                              $      11.24  $      11.33  $      11.41  $      11.18
------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                             $ 29,586,928  $ 25,272,629  $ 36,125,260  $ 22,881,348
Shares outstanding                                                        2,749,450     2,329,153     3,302,590     2,131,924
Net asset value and offering price per share                           $      10.76  $      10.85  $      10.94  $      10.73
------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                             $ 35,766,784  $ 27,913,707  $ 37,221,436  $ 17,470,498
Shares outstanding                                                        3,324,021     2,580,251     3,399,058     1,630,976
Net asset value and offering price per share                           $      10.76  $      10.82  $      10.95  $      10.71
------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                             $  3,665,662  $ 43,464,354  $139,963,735  $237,657,163
Shares outstanding                                                          338,819     3,999,145    12,771,701    22,130,289
Net asset value and offering price per share                           $      10.82  $      10.87  $      10.96  $      10.74
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                        $274,391,860  $162,274,039  $319,722,610  $337,604,228
Undistributed (Over-distribution of) net investment income                 (104,665)      (55,548)     (511,954)     (412,616)
Accumulated net realized gain (loss) from investments                       195,594      (185,645)      392,590     2,038,270
Net unrealized appreciation of investments                               15,999,441     8,305,106    21,209,450    25,810,971
------------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $290,482,230  $170,337,952  $340,812,696  $365,040,853
------------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
44

Statement of Operations
Year Ended February 28, 2005

                                                                                                                New York
                                                                     Connecticut   New Jersey     New York       Insured
------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $15,238,656  $ 8,662,087  $18,631,985  $ 18,509,568
------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,550,494      921,452    1,827,588     1,966,813
12b-1 service fees - Class A                                            436,076      144,404      247,328       163,730
12b-1 distribution and service fees - Class B                           286,066      247,909      362,500       231,043
12b-1 distribution and service fees - Class C                           275,507      208,806      269,089       141,966
Shareholders' servicing agent fees and expenses                         133,292      125,869      223,473       243,380
Custodian's fees and expenses                                            77,037       52,882       90,365        93,955
Trustees' fees and expenses                                               6,426        4,241        8,604         9,060
Professional fees                                                        19,404       13,806       32,589        22,456
Shareholders' reports - printing and mailing expenses                    26,137       22,111       44,487        38,367
Federal and state registration fees                                       5,275        3,447        5,824         4,076
Other expenses                                                            9,954        6,452       11,200        12,054
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,825,668    1,751,379    3,123,047     2,926,900
  Custodian fee credit                                                   (8,122)      (7,977)     (11,444)       (6,243)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          2,817,546    1,743,402    3,111,603     2,920,657
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                12,421,110    6,918,685   15,520,382    15,588,911
------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments                                    1,093,768      714,869    1,611,586     3,821,452
Net change in unrealized appreciation (depreciation) of investments  (6,181,604)  (2,744,124)  (7,116,589)  (10,261,988)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (5,087,836)  (2,029,255)  (5,505,003)   (6,440,536)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $ 7,333,274  $ 4,889,430  $10,015,379  $  9,148,375
------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
45

Statement of Changes in Net Assets

                                                                               Connecticut                 New Jersey
                                                                       --------------------------  --------------------------
                                                                          Year Ended    Year Ended    Year Ended    Year Ended
                                                                             2/28/05       2/29/04       2/28/05       2/29/04
------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $ 12,421,110  $ 13,563,854  $  6,918,685  $  7,064,938
Net realized gain from investments                                        1,093,768       996,590       714,869       850,385
Net change in unrealized appreciation (depreciation) of investments      (6,181,604)    3,092,631    (2,744,124)    1,962,450
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                7,333,274    17,653,075     4,889,430     9,877,773
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                 (9,783,993)  (10,579,320)   (3,067,106)   (3,164,445)
 Class B                                                                 (1,117,226)   (1,231,318)     (906,256)     (939,935)
 Class C                                                                 (1,444,219)   (1,621,352)   (1,032,700)     (916,890)
 Class R                                                                   (171,410)     (189,431)   (1,928,441)   (1,977,646)
From accumulated net realized gains from investments:
 Class A                                                                   (849,040)     (922,683)           --            --
 Class B                                                                   (115,145)     (130,138)           --            --
 Class C                                                                   (137,069)     (162,408)           --            --
 Class R                                                                    (13,901)      (17,374)           --            --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (13,632,003)  (14,854,024)   (6,934,503)   (6,998,916)
------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                             28,129,175    29,212,259    18,557,768    29,844,330
Proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                            6,214,663     6,648,901     4,213,126     4,114,598
------------------------------------------------------------------------------------------------------------------------------
                                                                         34,343,838    35,861,160    22,770,894    33,958,928
Cost of shares redeemed                                                 (42,226,640)  (42,306,249)  (28,582,272)  (25,871,493)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       (7,882,802)   (6,445,089)   (5,811,378)    8,087,435
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (14,181,531)   (3,646,038)   (7,856,451)   10,966,292
Net assets at the beginning of year                                     304,663,761   308,309,799   178,194,403   167,228,111
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $290,482,230  $304,663,761  $170,337,952  $178,194,403
------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the
 end of year                                                           $   (104,665) $     (7,161) $    (55,548) $    (21,043)
------------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
46

                                                                               New York                New York Insured
                                                                      --------------------------  --------------------------
                                                                         Year Ended    Year Ended    Year Ended    Year Ended
                                                                            2/28/05       2/29/04       2/28/05       2/29/04
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $ 15,520,382  $ 15,853,756  $ 15,588,911  $ 16,471,927
Net realized gain from investments                                       1,611,586     2,465,417     3,821,452     3,117,208
Net change in unrealized appreciation (depreciation) of investments     (7,116,589)    4,208,438   (10,261,988)    4,146,661
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              10,015,379    22,527,611     9,148,375    23,735,796
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (5,701,431)   (5,548,616)   (3,466,947)   (3,278,508)
  Class B                                                               (1,487,443)   (1,690,637)     (841,776)   (1,010,907)
  Class C                                                               (1,472,644)   (1,373,723)     (701,521)     (692,323)
  Class R                                                               (6,951,970)   (7,439,911)  (10,734,936)  (11,704,543)
From accumulated net realized gains from investments:
  Class A                                                                       --            --      (668,889)     (944,981)
  Class B                                                                       --            --      (187,751)     (356,516)
  Class C                                                                       --            --      (146,614)     (245,890)
  Class R                                                                       --            --    (1,916,810)   (3,220,348)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (15,613,488)  (16,052,887)  (18,665,244)  (21,454,016)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            47,143,308    52,579,255    20,610,414    31,712,526
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        8,697,581     9,104,357    12,512,641    14,616,535
-----------------------------------------------------------------------------------------------------------------------------
                                                                        55,840,889    61,683,612    33,123,055    46,329,061
Cost of shares redeemed                                                (60,373,650)  (45,808,647)  (43,703,759)  (43,212,056)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (4,532,761)   15,874,965   (10,580,704)    3,117,005
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (10,130,870)   22,349,689   (20,097,573)    5,398,785
Net assets at the beginning of year                                    350,943,566   328,593,877   385,138,426   379,739,641
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $340,812,696  $350,943,566  $365,040,853  $385,138,426
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $   (511,954) $   (380,596) $   (412,616) $   (187,622)
-----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2005, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Funds' shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
New York Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered


----
48
thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2005, Connecticut, New Jersey, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
49

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Connecticut
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/05                   2/29/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            2,025,155  $ 21,781,511   1,467,441  $ 15,847,498
  Class A - automatic conversion of Class B shares       1,898        20,627          --            --
  Class B                                              134,562     1,440,160     274,772     2,989,457
  Class C                                              421,903     4,547,997     868,854     9,429,214
  Class R                                               31,197       338,880      87,637       946,090
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              440,364     4,719,778     459,986     4,973,910
  Class B                                               49,804       533,105      54,529       588,753
  Class C                                               76,211       815,966      86,655       935,863
  Class R                                               13,543       145,814      13,850       150,375
-------------------------------------------------------------------------------------------------------
                                                     3,194,637    34,343,838   3,313,724    35,861,160
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,634,442)  (28,153,024) (2,714,094)  (29,295,265)
  Class B                                             (319,223)   (3,406,461)   (386,631)   (4,178,215)
  Class B - automatic conversion to Class A shares      (1,899)      (20,627)         --            --
  Class C                                             (926,692)   (9,913,012)   (727,751)   (7,824,695)
  Class R                                              (68,916)     (733,516)    (93,531)   (1,008,074)
-------------------------------------------------------------------------------------------------------
                                                    (3,951,172)  (42,226,640) (3,922,007)  (42,306,249)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (756,535) $ (7,882,802)   (608,283) $ (6,445,089)
-------------------------------------------------------------------------------------------------------

                                                                        New Jersey
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/05                   2/29/04
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              925,774  $  9,943,095   1,288,466  $ 13,875,429
  Class A - automatic conversion of Class B shares         631         6,901          --            --
  Class B                                              261,352     2,812,723     302,714     3,258,628
  Class C                                              421,131     4,499,862     949,375    10,204,505
  Class R                                              120,738     1,295,187     233,030     2,505,768
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              173,379     1,858,306     169,225     1,816,241
  Class B                                               33,285       356,650      34,585       370,865
  Class C                                               52,393       559,769      43,987       470,431
  Class R                                              134,036     1,438,401     135,648     1,457,061
-------------------------------------------------------------------------------------------------------
                                                     2,122,719    22,770,894   3,157,030    33,958,928
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,330,787)  (14,244,929) (1,301,406)  (13,996,687)
  Class B                                             (440,043)   (4,696,885)   (359,363)   (3,852,233)
  Class B - automatic conversion to Class A shares        (631)       (6,901)         --            --
  Class C                                             (474,317)   (5,067,655)   (382,516)   (4,063,583)
  Class R                                             (426,642)   (4,565,902)   (369,319)   (3,958,990)
-------------------------------------------------------------------------------------------------------
                                                    (2,672,420)  (28,582,272) (2,412,604)  (25,871,493)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (549,701) $ (5,811,378)    744,426  $  8,087,435
-------------------------------------------------------------------------------------------------------


----
50

                                                                        New York
                                                  ---------------------------------------------------
                                                          Year Ended                Year Ended
                                                           2/28/05                    2/29/04
                                                  -------------------------  ------------------------
                                                        Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           3,215,756  $ 34,736,493   2,553,847  $ 27,719,946
  Class B                                             203,267     2,200,730     488,340     5,313,640
  Class C                                             759,650     8,276,743   1,130,510    12,330,026
  Class R                                             176,869     1,929,342     651,153     7,215,643
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             246,189     2,664,268     244,121     2,647,042
  Class B                                              55,358       599,405      63,639       690,710
  Class C                                              56,364       611,000      51,316       557,646
  Class R                                             444,556     4,822,908     479,183     5,208,959
------------------------------------------------------------------------------------------------------
                                                    5,158,009    55,840,889   5,662,109    61,683,612
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,843,779)   (30,535,028) (2,153,663)  (23,262,869)
  Class B                                           (699,489)    (7,549,343)   (566,682)   (6,165,963)
  Class C                                           (639,015)    (6,920,102)   (497,189)   (5,422,100)
  Class R                                         (1,418,040)   (15,369,177) (1,008,217)  (10,957,715)
------------------------------------------------------------------------------------------------------
                                                   (5,600,323)  (60,373,650) (4,225,751)  (45,808,647)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (442,314) $ (4,532,761)  1,436,358  $ 15,874,965
------------------------------------------------------------------------------------------------------

                                                                    New York Insured
                                                  ---------------------------------------------------
                                                          Year Ended                Year Ended
                                                           2/28/05                    2/29/04
                                                  -------------------------  ------------------------
                                                        Shares        Amount      Shares        Amount
------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           1,432,420  $ 15,273,618   1,390,422  $ 15,137,500
  Class B                                              55,652       595,934     347,222     3,802,628
  Class C                                             283,989     3,056,554     877,998     9,556,571
  Class R                                             157,525     1,684,308     295,761     3,215,827
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             232,235     2,476,597     234,659     2,537,806
  Class B                                              47,057       502,655      60,613       656,152
  Class C                                              34,170       364,478      43,074       465,582
  Class R                                             857,399     9,168,911   1,010,776    10,956,995
------------------------------------------------------------------------------------------------------
                                                    3,100,447    33,123,055   4,260,525    46,329,061
------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (690,675)   (7,345,418) (1,246,000)  (13,536,661)
  Class B                                            (435,382)   (4,658,336)   (485,202)   (5,254,669)
  Class C                                            (622,152)   (6,583,300)   (309,404)   (3,354,782)
  Class R                                          (2,354,300)  (25,116,705) (1,938,645)  (21,065,944)
------------------------------------------------------------------------------------------------------
                                                   (4,102,509)  (43,703,759) (3,979,251)  (43,212,056)
------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (1,002,062) $(10,580,704)    281,274  $  3,117,005
------------------------------------------------------------------------------------------------------


----
51

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 28, 2005, were as follows:

                                                                  New York
                           Connecticut  New Jersey    New York     Insured
      --------------------------------------------------------------------
      Purchases            $21,858,050 $25,185,793 $31,255,182 $42,944,283
      Sales and maturities  31,183,190  28,251,540  26,206,859  52,568,083
      --------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2005, the cost of investments was as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $271,372,228 $160,469,331 $315,408,965 $336,139,197
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2005, were as follows:

                                                                                     New York
                                            Connecticut  New Jersey     New York      Insured
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $16,663,913  $8,494,574  $22,306,251  $26,238,757
  Depreciation                                (493,976)   (154,811)    (858,939)    (345,388)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $16,169,937  $8,339,763  $21,447,312  $25,893,369
---------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, were as follows:

                                                                            New York
                                          Connecticut New Jersey New York    Insured
------------------------------------------------------------------------------------
Undistributed net tax-exempt income*         $676,526   $484,953 $472,209 $  720,864
Undistributed net ordinary income**            23,781         --       --      3,415
Undistributed net long-term capital gains     195,594         --  422,890  2,038,270
------------------------------------------------------------------------------------

 * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004, was designated for purposes of the dividends paid deduction as follows:


                                                                                     New York
2005                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $12,646,998 $6,948,158 $15,627,360 $15,861,612
Distributions from net ordinary income**             8,042         --      41,178      23,031
Distributions from net long-term capital gains   1,115,155         --          --   2,920,062
---------------------------------------------------------------------------------------------

                                                                                     New York
2004                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $13,666,034 $6,978,736 $15,899,369 $16,577,992
Distributions from net ordinary income**             9,159         --     192,895     613,568
Distributions from net long-term capital gains   1,232,603         --          --   4,289,101
---------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
52

At February 28, 2005, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                   New Jersey
-------------------------------------------------------------
Expiration year:
 2009                                                $185,645
 2010                                                      --
 2011                                                      --
 2012                                                      --
-------------------------------------------------------------
Total                                                $185,645
-------------------------------------------------------------

5. Management Fee and Other Transactions with Affiliates

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of March 31, 2005, the complex-level fee rate was .1920%; that is, the funds' effective management fees were reduced by approximately .008%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                   Fund-Level
Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------
For the first $125 million                              .3500%
For the next $125 million                               .3375
For the next $250 million                               .3250
For the next $500 million                               .3125
For the next $1 billion                                 .3000
For the next $3 billion                                 .2750
For net assets over $5 billion                          .2500
--------------------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                   Complex-Level
Complex-Level Assets/(1)/                               Fee Rate
-----------------------------------------------------------------
For the first $55 billion                                  .2000%
For the next $1 billion                                    .1800
For the next $1 billion                                    .1600
For the next $3 billion                                    .1425
For the next $3 billion                                    .1325
For the next $3 billion                                    .1250
For the next $5 billion                                    .1200
For the next $5 billion                                    .1175
For the next $15 billion                                   .1150
For Managed Assets over $91 billion/(2)/                   .1400
-----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
53

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                                   Management
Average Daily Net Assets                             Fee Rate
--------------------------------------------------------------
For the first $125 million                              .5500%
For the next $125 million                               .5375
For the next $250 million                               .5250
For the next $500 million                               .5125
For the next $1 billion                                 .5000
For the next $3 billion                                 .4750
For net assets over $5 billion                          .4500
--------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and ..975% of the average daily net assets of New York Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Sales charges collected (unaudited)                   $432,135   $119,110 $360,838 $235,965
Paid to authorized dealers (unaudited)                 370,282    104,807  319,968  201,179
-------------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Commission advances (unaudited)                       $136,487   $145,523 $237,997  $72,769
-------------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2005, the Distributor retained such 12b-1 fees as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
12b-1 fees retained (unaudited)                       $270,862   $259,990 $368,558 $232,737
-------------------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2005, as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
CDSC retained (unaudited)                              $57,147    $85,626 $138,015 $106,486
-------------------------------------------------------------------------------------------


----
54

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and NAM, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2005, to shareholders of record on March 9, 2005, as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Dividend per share:
 Class A                                                $.0375     $.0380   $.0405   $.0355
 Class B                                                 .0305      .0310    .0340    .0285
 Class C                                                 .0325      .0330    .0360    .0305
 Class R                                                 .0395      .0395    .0425    .0370
-------------------------------------------------------------------------------------------


----
55

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                    --------


CONNECTICUT




                                           Net
                Beginning       Net  Realized/            Net                  Ending              Ending
                      Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended          Asset      ment       Gain           ment  Capital          Asset     Total    Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------
Class A (7/87)
  2005             $10.99      $.48      $(.18) $ .30   $(.48)   $(.04) $(.52) $10.77      2.89% $221,463
  2004              10.88       .50        .15    .65    (.50)    (.04)  (.54)  10.99      6.21   227,787
  2003              10.67       .52        .26    .78    (.53)    (.04)  (.57)  10.88      7.51   234,133
  2002              10.51       .53        .16    .69    (.53)      --   (.53)  10.67      6.66   217,024
  2001               9.96       .53        .55   1.08    (.53)      --   (.53)  10.51     11.14   204,442
Class B (2/97)
  2005              10.98       .40       (.18)   .22    (.40)    (.04)  (.44)  10.76      2.09    29,587
  2004              10.87       .42        .15    .57    (.42)    (.04)  (.46)  10.98      5.40    31,678
  2003              10.65       .43        .27    .70    (.44)    (.04)  (.48)  10.87      6.78    31,987
  2002              10.49       .45        .15    .60    (.44)      --   (.44)  10.65      5.84    23,310
  2001               9.94       .45        .55   1.00    (.45)      --   (.45)  10.49     10.31    19,794
Class C (10/93)
  2005              10.98       .42       (.18)   .24    (.42)    (.04)  (.46)  10.76      2.32    35,767
  2004              10.87       .44        .15    .59    (.44)    (.04)  (.48)  10.98      5.62    41,194
  2003              10.66       .46        .26    .72    (.47)    (.04)  (.51)  10.87      6.92    38,312
  2002              10.50       .47        .16    .63    (.47)      --   (.47)  10.66      6.07    26,890
  2001               9.95       .47        .55   1.02    (.47)      --   (.47)  10.50     10.50    18,460
Class R (2/97)
  2005              11.03       .50       (.17)   .33    (.50)    (.04)  (.54)  10.82      3.16     3,666
  2004              10.92       .52        .15    .67    (.52)    (.04)  (.56)  11.03      6.36     4,005
  2003              10.70       .54        .27    .81    (.55)    (.04)  (.59)  10.92      7.76     3,878
  2002              10.54       .56        .14    .70    (.54)      --   (.54)  10.70      6.82     3,568
  2001               9.99       .55        .55   1.10    (.55)      --   (.55)  10.54     11.30     1,992
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
CONNECTICUT                         -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (7/87)
  2005               .83%    4.45%      .83%    4.45%      .83%    4.45%         8%
  2004               .85     4.60       .85     4.60       .84     4.60          8
  2003               .85     4.82       .85     4.82       .84     4.82         19
  2002               .85     5.01       .85     5.01       .84     5.02         20
  2001               .87     5.20       .87     5.20       .86     5.21          7
Class B (2/97)
  2005              1.58     3.70      1.58     3.70      1.58     3.70          8
  2004              1.60     3.85      1.60     3.85      1.59     3.85          8
  2003              1.60     4.06      1.60     4.06      1.59     4.07         19
  2002              1.60     4.26      1.60     4.26      1.59     4.27         20
  2001              1.62     4.45      1.62     4.45      1.61     4.46          7
Class C (10/93)
  2005              1.38     3.90      1.38     3.90      1.38     3.90          8
  2004              1.40     4.05      1.40     4.05      1.39     4.05          8
  2003              1.40     4.26      1.40     4.26      1.39     4.27         19
  2002              1.40     4.47      1.40     4.47      1.39     4.48         20
  2001              1.42     4.65      1.42     4.65      1.41     4.66          7
Class R (2/97)
  2005               .63     4.65       .63     4.65       .63     4.65          8
  2004               .65     4.79       .65     4.79       .64     4.80          8
  2003               .65     5.01       .65     5.01       .64     5.02         19
  2002               .65     5.23       .65     5.23       .64     5.24         20
  2001               .67     5.40       .67     5.40       .66     5.41          7
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
56

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations      Less Distributions
                          --------------------------- ----------------------                    -------


NEW JERSEY




                                           Net
                Beginning       Net  Realized/            Net                 Ending             Ending
                      Net   Invest- Unrealized        Invest-                    Net                Net
Year Ended          Asset      ment       Gain           ment  Capital         Asset     Total   Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)    (000)
--------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005             $10.97      $.45      $(.11) $ .34   $(.46)     $-- $(.46) $10.85      3.20% $73,687
  2004              10.79       .46        .18    .64    (.46)      --  (.46)  10.97      6.07   77,021
  2003              10.60       .46        .20    .66    (.47)      --  (.47)  10.79      6.36   74,067
  2002              10.45       .47        .15    .62    (.47)      --  (.47)  10.60      6.04   60,835
  2001               9.73       .48        .72   1.20    (.48)      --  (.48)  10.45     12.59   52,277
Class B (2/97)
  2005              10.96       .37       (.11)   .26    (.37)      --  (.37)  10.85      2.49   25,273
  2004              10.78       .38        .17    .55    (.37)      --  (.37)  10.96      5.26   27,140
  2003              10.59       .38        .20    .58    (.39)      --  (.39)  10.78      5.58   26,926
  2002              10.44       .39        .15    .54    (.39)      --  (.39)  10.59      5.26   23,451
  2001               9.72       .40        .72   1.12    (.40)      --  (.40)  10.44     11.74   15,979
Class C (9/94)
  2005              10.94       .39       (.11)   .28    (.40)      --  (.40)  10.82      2.63   27,914
  2004              10.76       .40        .18    .58    (.40)      --  (.40)  10.94      5.50   28,226
  2003              10.56       .40        .21    .61    (.41)      --  (.41)  10.76      5.88   21,192
  2002              10.41       .41        .15    .56    (.41)      --  (.41)  10.56      5.46   14,376
  2001               9.70       .42        .71   1.13    (.42)      --  (.42)  10.41     11.92   12,757
Class R (2/92)
  2005              10.98       .48       (.12)   .36    (.47)      --  (.47)  10.87      3.46   43,464
  2004              10.80       .48        .17    .65    (.47)      --  (.47)  10.98      6.24   45,807
  2003              10.60       .48        .21    .69    (.49)      --  (.49)  10.80      6.63   45,043
  2002              10.45       .49        .15    .64    (.49)      --  (.49)  10.60      6.22   43,465
  2001               9.73       .50        .72   1.22    (.50)      --  (.50)  10.45     12.79   41,916
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW JERSEY                          -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
  2005               .88%    4.22%      .88%    4.22%      .87%    4.23%        15%
  2004               .90     4.26       .90     4.26       .89     4.27         17
  2003               .91     4.29       .91     4.29       .90     4.30          6
  2002               .90     4.45       .90     4.45       .89     4.46          7
  2001              1.00     4.73      1.00     4.73       .98     4.74         12
Class B (2/97)
  2005              1.63     3.47      1.63     3.47      1.62     3.48         15
  2004              1.65     3.51      1.65     3.51      1.64     3.52         17
  2003              1.66     3.54      1.66     3.54      1.65     3.55          6
  2002              1.65     3.70      1.65     3.70      1.64     3.71          7
  2001              1.75     3.98      1.75     3.98      1.73     3.99         12
Class C (9/94)
  2005              1.43     3.67      1.43     3.67      1.42     3.68         15
  2004              1.45     3.72      1.45     3.72      1.44     3.73         17
  2003              1.46     3.74      1.46     3.74      1.45     3.75          6
  2002              1.45     3.89      1.45     3.89      1.44     3.90          7
  2001              1.55     4.17      1.55     4.17      1.53     4.19         12
Class R (2/92)
  2005               .68     4.42       .68     4.42       .67     4.43         15
  2004               .70     4.46       .70     4.46       .69     4.47         17
  2003               .71     4.49       .71     4.49       .70     4.50          6
  2002               .70     4.64       .70     4.64       .69     4.65          7
  2001               .80     4.93       .80     4.93       .78     4.94         12
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
57

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations       Less Distributions
                                    --------------------------- -----------------------                    --------


NEW YORK




                                                     Net
                          Beginning       Net  Realized/            Net                  Ending              Ending
                                Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended                    Asset      ment       Gain           ment  Capital          Asset     Total    Assets
February 28/29,               Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005                       $11.10      $.50      $(.17) $ .33   $(.50)   $  --  $(.50) $10.93      3.12% $127,502
  2004                        10.88       .52        .22    .74    (.52)      --   (.52)  11.10      6.94   122,569
  2003                        10.72       .52        .22    .74    (.54)    (.04)  (.58)  10.88      7.11   113,197
  2002                        10.66       .58        .04    .62    (.56)      --   (.56)  10.72      5.94   105,700
  2001                        10.17       .57        .52   1.09    (.60)      --   (.60)  10.66     10.97   102,144
Class B (2/97)
  2005                        11.11       .42       (.17)   .25    (.42)      --   (.42)  10.94      2.38    36,125
  2004                        10.90       .44        .21    .65    (.44)      --   (.44)  11.11      6.07    41,579
  2003                        10.73       .44        .23    .67    (.46)    (.04)  (.50)  10.90      6.43    40,951
  2002                        10.68       .50        .03    .53    (.48)      --   (.48)  10.73      5.07    34,262
  2001                        10.18       .49        .53   1.02    (.52)      --   (.52)  10.68     10.24    25,992
Class C (9/94)
  2005                        11.12       .44       (.16)   .28    (.45)      --   (.45)  10.95      2.60    37,221
  2004                        10.91       .46        .22    .68    (.47)      --   (.47)  11.12      6.30    35,832
  2003                        10.75       .46        .23    .69    (.49)    (.04)  (.53)  10.91      6.56    27,687
  2002                        10.70       .52        .03    .55    (.50)      --   (.50)  10.75      5.29    24,505
  2001                        10.20       .51        .53   1.04    (.54)      --   (.54)  10.70     10.47    17,757
Class R (12/86)
  2005                        11.13       .52       (.17)   .35    (.52)      --   (.52)  10.96      3.34   139,964
  2004                        10.91       .54        .23    .77    (.55)      --   (.55)  11.13      7.06   150,963
  2003                        10.75       .55        .22    .77    (.57)    (.04)  (.61)  10.91      7.33   146,759
  2002                        10.69       .60        .04    .64    (.58)      --   (.58)  10.75      6.16   144,581
  2001                        10.20       .59        .52   1.11    (.62)      --   (.62)  10.69     11.19   144,950
--------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                            Ratios/Supplemental Data
                          -------------------------------------------------------------------
                                                Before Credit/         After          After Credit/
                                                Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW YORK                                      -----------------  -----------------  -----------------
                                      Ratio              Ratio              Ratio
                                     of Net             of Net             of Net
                                    Invest-            Invest-            Invest-
                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                          Expenses   Income  Expenses   Income  Expenses   Income
                                to       to        to       to        to       to
                           Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                     Net      Net       Net      Net       Net      Net   Turnover
February 28/29,             Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------
Class A (9/94)
  2005                         .86%    4.59%      .86%    4.59%      .85%    4.60%         8%
  2004                         .88     4.76       .88     4.76       .88     4.76         12
  2003                         .88     4.87       .88     4.87       .87     4.87         23
  2002                         .89     5.16       .66     5.39       .65     5.39         11
  2001                         .91     5.26       .70     5.47       .69     5.48         28
Class B (2/97)
  2005                        1.61     3.84      1.61     3.84      1.60     3.85          8
  2004                        1.63     4.01      1.63     4.01      1.63     4.01         12
  2003                        1.63     4.11      1.63     4.11      1.62     4.12         23
  2002                        1.64     4.41      1.41     4.64      1.41     4.65         11
  2001                        1.66     4.51      1.45     4.72      1.44     4.73         28
Class C (9/94)
  2005                        1.41     4.04      1.41     4.04      1.40     4.05          8
  2004                        1.43     4.21      1.43     4.21      1.43     4.21         12
  2003                        1.43     4.31      1.43     4.31      1.42     4.32         23
  2002                        1.44     4.61      1.21     4.84      1.21     4.85         11
  2001                        1.46     4.72      1.26     4.92      1.25     4.92         28
Class R (12/86)
  2005                         .66     4.79       .66     4.79       .65     4.80          8
  2004                         .68     4.96       .68     4.96       .68     4.96         12
  2003                         .68     5.07       .68     5.07       .67     5.07         23
  2002                         .69     5.36       .46     5.59       .46     5.59         11
  2001                         .71     5.46       .49     5.67       .49     5.68         28
---------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
58

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                    --------


NEW YORK INSURED




                                           Net
                Beginning       Net  Realized/            Net                  Ending              Ending
                      Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended          Asset      ment       Gain           ment  Capital          Asset     Total    Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005             $10.98      $.45      $(.18) $ .27   $(.45)   $(.09) $(.54) $10.71      2.59% $ 87,032
  2004              10.92       .46        .21    .67    (.47)    (.14)  (.61)  10.98      6.37    78,526
  2003              10.59       .47        .40    .87    (.48)    (.06)  (.54)  10.92      8.46    73,936
  2002              10.50       .49        .10    .59    (.50)      --   (.50)  10.59      5.75    63,043
  2001               9.95       .51        .55   1.06    (.51)      --   (.51)  10.50     10.97    56,936
Class B (2/97)
  2005              11.00       .37       (.18)   .19    (.37)    (.09)  (.46)  10.73      1.79    22,881
  2004              10.93       .38        .22    .60    (.39)    (.14)  (.53)  11.00      5.64    27,104
  2003              10.60       .39        .40    .79    (.40)    (.06)  (.46)  10.93      7.64    27,786
  2002              10.51       .41        .10    .51    (.42)      --   (.42)  10.60      4.97    23,418
  2001               9.96       .43        .56    .99    (.44)      --   (.44)  10.51     10.12    16,965
Class C (9/94)
  2005              10.98       .39       (.18)   .21    (.39)    (.09)  (.48)  10.71      2.02    17,470
  2004              10.92       .40        .21    .61    (.41)    (.14)  (.55)  10.98      5.78    21,246
  2003              10.59       .41        .40    .81    (.42)    (.06)  (.48)  10.92      7.85    14,446
  2002              10.49       .43        .11    .54    (.44)      --   (.44)  10.59      5.26     9,926
  2001               9.94       .45        .55   1.00    (.45)      --   (.45)  10.49     10.33     5,131
Class R (12/86)
  2005              11.00       .47       (.17)   .30    (.47)    (.09)  (.56)  10.74      2.85   237,657
  2004              10.94       .49        .20    .69    (.49)    (.14)  (.63)  11.00      6.53   258,263
  2003              10.60       .49        .41    .90    (.50)    (.06)  (.56)  10.94      8.72   263,572
  2002              10.50       .51        .11    .62    (.52)      --   (.52)  10.60      6.03   260,568
  2001               9.95       .53        .55   1.08    (.53)      --   (.53)  10.50     11.16   259,651
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                   Ratios/Supplemental Data
                ----------------------------------------------------------------------
                                      Before Credit/           After           After Credit/
                                       Reimbursement     Reimbursement(c)    Reimbursement(d)
NEW YORK INSURED                    ------------------  ------------------  ------------------
                          Ratio of            Ratio of            Ratio of
                               Net                 Net                 Net
                           Invest-             Invest-             Invest-
                Ratio of      ment  Ratio of      ment  Ratio of      ment
                Expenses    Income  Expenses    Income  Expenses    Income
                      to        to        to        to        to        to
                 Average   Average   Average   Average   Average   Average  Portfolio
Year Ended           Net       Net       Net       Net       Net       Net   Turnover
February 28/29,   Assets    Assets    Assets    Assets    Assets    Assets       Rate
--------------------------------------------------------------------------------------
Class A (9/94)
  2005               .85%     4.17%      .85%     4.17%      .85%     4.18%        12%
  2004               .86      4.28       .86      4.28       .86      4.28         10
  2003               .88      4.40       .88      4.40       .87      4.40         21
  2002               .89      4.67       .89      4.67       .88      4.68         17
  2001               .91      4.98       .91      4.98       .90      4.99         15
Class B (2/97)
  2005              1.60      3.42      1.60      3.42      1.60      3.42         12
  2004              1.61      3.53      1.61      3.53      1.61      3.53         10
  2003              1.63      3.65      1.63      3.65      1.62      3.66         21
  2002              1.64      3.92      1.64      3.92      1.63      3.93         17
  2001              1.66      4.23      1.66      4.23      1.65      4.24         15
Class C (9/94)
  2005              1.40      3.62      1.40      3.62      1.40      3.63         12
  2004              1.42      3.73      1.42      3.73      1.41      3.73         10
  2003              1.43      3.84      1.43      3.84      1.42      3.85         21
  2002              1.44      4.12      1.44      4.12      1.43      4.13         17
  2001              1.46      4.43      1.46      4.43      1.45      4.44         15
Class R (12/86)
  2005               .65      4.37       .65      4.37       .65      4.37         12
  2004               .66      4.48       .66      4.48       .66      4.48         10
  2003               .68      4.60       .68      4.60       .67      4.61         21
  2002               .69      4.87       .69      4.87       .68      4.88         17
  2001               .71      5.18       .71      5.18       .70      5.19         15
--------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 19, 2005


----
60

                                     Notes

--------------------------------------------------------------------------------
61

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       154
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp./4/;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management; Director (since 1996) of
                                                          Institutional Capital Corporation; Chairman
                                                          and Director (since 1999) of Rittenhouse
                                                          Asset Management, Inc.; Chairman of Nuveen
                                                          Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        154
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         154
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          154
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire & Casualty Company; formerly Director,
                                                          Federal Reserve Bank of Chicago; formerly,
                                                          President and Chief Operating Officer, SCI
                                                          Financial Group, Inc., a regional financial
                                                          services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       154
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (2004) as Chairman, JPMorgan Fleming       152
10/28/42                                                  Asset Management, President and CEO, Banc
333 W. Wacker Drive                                       One Investment Advisors Corporation, and
Chicago, IL 60606                                         President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; currently a member
                                                          of the American and Wisconsin Bar
                                                          Associations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Chairman, formerly, Senior Partner and Chief       154
9/24/44                                                   Operating Officer, Miller-Valentine Partners
333 W. Wacker Drive                                       Ltd., a real estate investment company;
Chicago, IL 60606                                         formerly, Vice President, Miller-Valentine
                                                          Realty, a construction company; Chair,
                                                          Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; Board
                                                          Member, formerly Chair, Dayton Development
                                                          Coalition; President, Dayton Philharmonic
                                                          Orchestra; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton,
                                                          Ohio and Business Advisory Council,
                                                          Cleveland Federal Reserve Bank.

----
62

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or   Including other Directorships                  Overseen by
and Address            the Funds      Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997      Executive Director, Gaylord and Dorothy            154
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Trustee            2005      Senior Vice President for Business and             154
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First                                                 Fund Complex
Birthdate              Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed (3) During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:

---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988      Managing Director (since 2002), Assistant          154
9/9/56                 Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President     2004      Managing Director (since 2005), previously,        154
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000      Vice President (since 2002), formerly,             154
2/3/66                 and Assistant                Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                    previously, Associate of Nuveen Investments,
Chicago, IL 60606                                   LLC.


---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999      Vice President of Nuveen Investments, LLC          154
11/28/67               and Treasurer                (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                 President (since 1997); Vice President and
Chicago, IL 60606                                   Treasurer of Nuveen Investments, Inc. (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/ (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Asset Management (since 2002) and of
                                                    Nuveen Investments Advisers Inc. (since
                                                    2002); Assistant Treasurer of NWQ Investment
                                                    Management Company, LLC (since 2002); Vice
                                                    President and Treasurer of Nuveen
                                                    Rittenhouse Asset Management, Inc. (since
                                                    2003); Chartered Financial Analyst.

----
63

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First                                                 Fund Complex
Birthdate             Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000      Vice President (since 2002) and Assistant          154
9/24/64               and Secretary                General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp./4/ and Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004) formerly,           154
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/; Managing Director of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002) of Nuveen           154
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/ (since 1995); Managing
                                                   Director of Nuveen Asset Management (since
                                                   2001); Vice President of Nuveen Investment
                                                   Advisers Inc. (since 2002); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              154
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              154
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.;/4/ formerly, Senior Attorney
                                                   (1994 to 2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              154
3/22/63                                            Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                President (since 1999); prior thereto,
Chicago, IL 60606                                  Associate of Nuveen Investments, LLC;
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President (since 1999), previously,           154
8/27/61                                            Assistant Vice President (since 1993) of
333 W. Wacker Drive                                Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988      Vice President, Assistant Secretary and            154
7/27/51               and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and (since 1997) Nuveen Asset
                                                   Management; Vice President (since 2000),
                                                   Assistant Secretary and Assistant General
                                                   Counsel (since 1998) of Rittenhouse Asset
                                                   Management; Vice President and Assistant
                                                   Secretary of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Secretary of
                                                   NWQ Investment Management Company, LLC
                                                   (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
64

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
65

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MS3-0205D

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated February 28,
                                               2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund


 LOGO

[PHOTO]



NOW YOU CAN RECEIVE YOUR
NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.
SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.
It only takes a minute to sign up for E-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready -- no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

[LOGO]

IT'S FAST, EASY & FREE:
www.investordelivery.com
if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You'll need it to complete the enrollment process.)
                                      OR
www.nuveen.com/accountaccess
if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.
[LOGO]

                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders soon will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We will be sending you more information about this process in the coming weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments for the Nuveen Massachusetts

  Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund

  Portfolio managers Paul Brennan and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has 14 years of investment experience, has managed the Nuveen Massachusetts Municipal Bond Fund since 2003. Dan, with 18 years of investment experience, began managing the Nuveen Massachusetts Insured Municipal Bond Fund in May 2004.

--------------------------------------------------------------------------------


What factors had the greatest influence on the United States economy and the national and Massachusetts municipal market during the 12-month period ended February 28, 2005?

The municipal bond market generally performed moderately well during the past 12 months, despite a series of six Federal Reserve interest-rate increases between June 30, 2004, and the end of the period and increases in other short-term and short-intermediate term interest rates. The Fed's actions, which sent the federal funds rate from 1.00 percent to 2.50 percent, came as the economy was enjoying steady growth. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 2.75 percent.) U.S. gross domestic product, a measure of national economic output, grew at an annualized rate of 3.3 percent during the second quarter of 2004, 4.0 percent in the third quarter, and 3.8 percent in the fourth quarter. As the economy strengthened, state and local governments around the country benefited from higher tax revenues and improved financial positions. These trends helped lower-rated bonds, which investors favored in their continued search for higher-yielding securities in a historically low longer-term interest rate environment.

Shorter-term municipal bond yields generally rose in line with the Fed's rate hikes, but long-term yields surprised many analysts and ended the reporting period only incrementally higher. Long-term yields were impacted by investors' apparent conclusion that inflation, despite sharply rising oil prices, remained under control, enabling the Fed to continue raising rates at its present "measured" pace.

Nationwide, municipal bond issuance totaled $385.5 billion in 2004, a 6 percent decline compared to the prior year. Issuance generally continued to be high by relative standards, however, as longer-term interest rates, though rising, remained historically low. Issuance of Massachusetts municipal debt totaled $11.8 billion in 2004, an increase of more than 8 percent compared to the prior year.

Massachusetts's economy continued to recover during the period, although that recovery has lagged the national rebound. While the Commonwealth's manufacturing sector continued to shed jobs, its defense contractors benefited from higher government spending. At the end of January 2005, Massachusetts's unemployment rate was 4.8 percent, well below the national average of 5.2 percent. The Commonwealth ended the 2004 fiscal year with a $1.2 billion surplus, the first in Massachusetts since 2001. The Commonwealth's budget for fiscal 2005 managed to eliminate a $1.5 billion shortfall without the use of tax increases. By the end of the reporting period, tax collections were higher than projected. In January 2005, Governor Mitt Romney proposed a $23.2 billion budget for the 2006 fiscal year. The budget assumes continued revenue growth and provides for a state income tax cut as well as more aid to local governments, among other priorities. At period end, Massachusetts had a credit rating of Aa2 from Moody's, which upgraded the outlook for the Commonwealth from negative to stable because of its improved financial health. Massachusetts also maintained a Standard & Poor's credit rating of AA- at the end of the reporting period.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Total Returns as of 2/28/05
--------------------------------------------------------------------------------

                                                    Average Annual
                                                 ---------------------
                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen Massachusetts Municipal Bond
           Fund
          A Shares at NAV                         3.75%  6.61%   5.61%
          A Shares at Offer                      -0.57%  5.69%   5.16%
         -------------------------------------------------------------

         Nuveen Massachusetts Insured
           Municipal Bond Fund
          A Shares at NAV                         1.95%  6.23%   5.35%
          A Shares at Offer                      -2.33%  5.31%   4.90%
         -------------------------------------------------------------

         Lipper Massachusetts Municipal Debt
           Funds Category Average/1/              2.07%  6.44%   5.59%
         Lehman Brothers Municipal Bond Index/2/  2.96%  7.18%   6.51%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


How did the Funds perform?

The chart above provides total return performance information for the two Funds for the one-year, five-year, and ten-year periods ended February 28, 2005, along with comparisons to the Lipper Massachusetts Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is difficult since most of the national index's results come from out-of-state bonds. Many out-of-state bonds do not benefit from the state tax exemption afforded to Massachusetts bonds for Massachusetts taxpayers.

The uninsured Fund's strong relative performance can be attributed in part to a healthy weighting in BBB-rated securities. Lower-rated bonds tended to outperform as credit spreads tightened, reflecting issuers' improving financial health and investors' search for higher yields. Strong security selection also helped, with resource recovery bonds issued for Ogden Haverhill as well as some of our lower-rated health care holdings performing particularly well. In particular, the Fund benefited from two BBB-rated issues that were advance refunded: bonds issued for Winchester Hospital and the College of Pharmacy. The advance refunding resulted in substantial price appreciation for these high-coupon bonds. Finally, the Fund was helped by its intermediate and longer holdings, although that positive effect was partly counterbalanced by weaker results from some of our shorter-maturity holdings, whose yields rose in line with the Fed's rate increases.

Meanwhile, the insured Fund underperformed both its Lipper peer group average and the Lehman Brothers index. One reason for the underperformance was the Fund's vulnerability to a number of bond calls, as issuers took advantage of historically low interest rates to redeem older, higher-interest-rate debt. The Fund also owned a number of securities that performed poorly during the period because they were facing near-term call dates. A second negative factor was the Fund's significant overweighting in bonds with 10- to 15-year maturity dates. Bonds in this part of the yield curve tended to lag their longer counterparts.


================================================================================

/1/The Lipper Massachusetts Municipal Debt Funds category average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2005. The Lipper Massachusetts Municipal Debt Funds category contained 52, 46 and 33 funds for the respective one-, five- and ten-year periods ended February 28, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
/2/The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2005, each Fund had a positive UNII for tax purposes and a negative UNII for financial statement purposes.

What strategies were used to manage the Funds during the 12-month period?

In the uninsured Fund, we continued to seek high-grade bonds with intermediate-term maturities, especially those with maturities ranging from 10 to 20 years, which we believed offered the best values for our shareholders. During the period, we also looked to reduce and/or diversify the Fund's weighting in lower-rated bonds that had been performing well and grown to occupy a larger-than-desired portion of the portfolio. For example, as the Ogden Haverhill resource recovery bonds mentioned earlier gained in value during the period, we trimmed our exposure and looked for alternative BBB-rated investments that could continue to provide the portfolio with higher levels of income.

In the insured Fund, we continued to strive to keep the portfolio sufficiently diversified, an ongoing challenge we have faced with managing this particular Fund. Although supply in the state was healthy during the past 12 months, most of the new issuance continued to be of Massachusetts general obligation debt. Accordingly, it remained difficult to meet our desired portfolio objectives while still adding new bonds representing a wide variety of sectors and geographic areas. To the extent possible, we continued to invest in insured intermediate bonds with 15- to 20-year maturities. As available, we purchased some local tax-backed general obligation debt, although portfolio activity was relatively modest during the period.


                             Annual Report  Page 4

     Nuveen Massachusetts Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                      [CHART]
              Lehman Brothers    Nuveen Massachusetts    Nuveen Massachusetts
                 Municipal          Municipal Bond          Municipal Bond
  Date           Bond Index            Fund (NAV)             Fund (Offer)
---------    ----------------    --------------------    --------------------
2/1/1995        $10,000.00           $10,000.00              $9,580.00
3/1/1995        $10,115.00           $10,087.20              $9,663.54
4/1/1995        $10,127.14           $10,122.40              $9,697.26
5/1/1995        $10,450.19           $10,411.10              $9,973.83
6/1/1995        $10,359.28           $10,319.37              $9,885.96
7/1/1995        $10,457.69           $10,376.44              $9,940.63
8/1/1995        $10,590.50           $10,476.26              $10,036.26
9/1/1995        $10,657.22           $10,555.04              $10,111.73
10/1/1995       $10,811.75           $10,699.01              $10,249.65
11/1/1995       $10,991.23           $10,865.28              $10,408.93
12/1/1995       $11,096.74           $10,955.68              $10,495.54
1/1/1996        $11,181.08           $11,013.63              $10,551.06
2/1/1996        $11,105.05           $10,961.87              $10,501.47
3/1/1996        $10,962.90           $10,842.71              $10,387.32
4/1/1996        $10,932.21           $10,822.76              $10,368.20
5/1/1996        $10,927.83           $10,858.37              $10,402.32
6/1/1996        $11,046.95           $10,950.01              $10,490.11
7/1/1996        $11,147.47           $11,030.60              $10,567.32
8/1/1996        $11,145.25           $11,055.42              $10,591.10
9/1/1996        $11,301.28           $11,182.12              $10,712.47
10/1/1996       $11,428.98           $11,263.86              $10,790.78
11/1/1996       $11,638.13           $11,403.08              $10,924.15
12/1/1996       $11,589.25           $11,382.44              $10,904.38
1/1/1997        $11,611.27           $11,396.21              $10,917.57
2/1/1997        $11,718.10           $11,480.09              $10,997.93
3/1/1997        $11,562.25           $11,401.80              $10,922.92
4/1/1997        $11,659.37           $11,464.16              $10,982.67
5/1/1997        $11,834.26           $11,585.34              $11,098.76
6/1/1997        $11,960.89           $11,683.58              $11,192.87
7/1/1997        $12,292.20           $11,900.55              $11,400.72
8/1/1997        $12,176.66           $11,833.43              $11,336.42
9/1/1997        $12,321.56           $11,932.83              $11,431.65
10/1/1997       $12,400.42           $12,008.84              $11,504.47
11/1/1997       $12,473.58           $12,061.08              $11,554.51
12/1/1997       $12,655.69           $12,210.15              $11,697.33
1/1/1998        $12,786.05           $12,299.29              $11,782.72
2/1/1998        $12,789.88           $12,328.07              $11,810.29
3/1/1998        $12,801.39           $12,344.59              $11,826.12
4/1/1998        $12,743.79           $12,311.88              $11,794.78
5/1/1998        $12,945.14           $12,488.92              $11,964.39
6/1/1998        $12,995.62           $12,530.38              $12,004.11
7/1/1998        $13,028.11           $12,557.70              $12,030.28
8/1/1998        $13,230.05           $12,722.58              $12,188.23
9/1/1998        $13,395.42           $12,825.25              $12,286.59
10/1/1998       $13,395.42           $12,827.82              $12,289.05
11/1/1998       $13,442.31           $12,870.41              $12,329.85
12/1/1998       $13,475.91           $12,885.59              $12,344.40
1/1/1999        $13,636.28           $13,001.05              $12,455.01
2/1/1999        $13,576.28           $12,950.61              $12,406.68
3/1/1999        $13,595.29           $12,951.25              $12,407.30
4/1/1999        $13,629.27           $12,990.62              $12,445.02
5/1/1999        $13,550.22           $12,926.58              $12,383.66
6/1/1999        $13,355.10           $12,771.07              $12,234.69
7/1/1999        $13,403.18           $12,784.74              $12,247.78
8/1/1999        $13,295.95           $12,654.85              $12,123.34
9/1/1999        $13,301.27           $12,629.92              $12,099.46
10/1/1999       $13,157.62           $12,498.82              $11,973.87
11/1/1999       $13,297.09           $12,567.31              $12,039.48
12/1/1999       $13,197.36           $12,449.05              $11,926.19
1/1/2000        $13,140.61           $12,357.18              $11,838.18
2/1/2000        $13,293.04           $12,535.00              $12,008.53
3/1/2000        $13,584.16           $12,767.77              $12,231.53
4/1/2000        $13,504.01           $12,716.06              $12,181.99
5/1/2000        $13,433.79           $12,650.32              $12,119.01
6/1/2000        $13,789.79           $12,900.04              $12,358.24
7/1/2000        $13,981.47           $13,068.13              $12,519.27
8/1/2000        $14,196.78           $13,250.82              $12,694.28
9/1/2000        $14,122.96           $13,197.95              $12,643.63
10/1/2000       $14,276.90           $13,326.50              $12,766.78
11/1/2000       $14,385.40           $13,385.40              $12,823.21
12/1/2000       $14,740.72           $13,698.22              $13,122.89
1/1/2001        $14,886.66           $13,700.68              $13,125.25
2/1/2001        $14,934.29           $13,831.39              $13,250.47
3/1/2001        $15,068.70           $13,948.54              $13,362.70
4/1/2001        $14,905.96           $13,808.08              $13,228.14
5/1/2001        $15,066.94           $13,954.86              $13,368.75
6/1/2001        $15,167.89           $14,073.47              $13,482.39
7/1/2001        $15,392.38           $14,279.65              $13,679.90
8/1/2001        $15,646.35           $14,486.85              $13,878.40
9/1/2001        $15,593.15           $14,445.85              $13,839.12
10/1/2001       $15,778.71           $14,595.65              $13,982.63
11/1/2001       $15,646.17           $14,493.92              $13,885.18
12/1/2001       $15,497.53           $14,359.71              $13,756.60
1/1/2002        $15,765.64           $14,373.78              $13,770.08
2/1/2002        $15,956.40           $14,642.28              $14,027.31
3/1/2002        $15,643.66           $14,371.25              $13,767.66
4/1/2002        $15,949.49           $14,596.59              $13,983.54
5/1/2002        $16,046.46           $14,670.02              $14,053.87
6/1/2002        $16,216.08           $14,789.43              $14,168.27
7/1/2002        $16,424.61           $14,939.69              $14,312.22
8/1/2002        $16,622.04           $15,182.46              $14,544.80
9/1/2002        $16,986.23           $15,549.42              $14,896.34
10/1/2002       $16,704.60           $15,269.22              $14,627.91
11/1/2002       $16,635.27           $15,218.83              $14,579.64
12/1/2002       $16,986.11           $15,541.93              $14,889.17
1/1/2003        $16,943.13           $15,491.10              $14,840.48
2/1/2003        $17,180.00           $15,706.74              $15,047.06
3/1/2003        $17,190.31           $15,671.24              $15,013.05
4/1/2003        $17,304.11           $15,825.13              $15,160.48
5/1/2003        $17,709.20           $16,167.75              $15,488.70
6/1/2003        $17,633.76           $16,065.89              $15,391.12
7/1/2003        $17,016.57           $15,452.66              $14,803.65
8/1/2003        $17,143.69           $15,590.65              $14,935.84
9/1/2003        $17,647.54           $16,034.67              $15,361.21
10/1/2003       $17,558.77           $15,996.03              $15,324.19
11/1/2003       $17,741.91           $16,197.26              $15,516.97
12/1/2003       $17,888.81           $16,317.60              $15,632.26
1/1/2004        $17,991.32           $16,356.77              $15,669.78
2/1/2004        $18,262.27           $16,641.70              $15,942.75
3/1/2004        $18,198.35           $16,598.43              $15,901.30
4/1/2004        $17,767.05           $16,176.83              $15,497.40
5/1/2004        $17,703.09           $16,084.62              $15,409.07
6/1/2004        $17,766.82           $16,157.00              $15,478.41
7/1/2004        $18,001.34           $16,446.21              $15,755.47
8/1/2004        $18,361.37           $16,786.65              $16,081.61
9/1/2004        $18,458.68           $16,877.30              $16,168.45
10/1/2004       $18,617.43           $17,019.07              $16,304.27
11/1/2004       $18,464.76           $16,874.41              $16,165.68
12/1/2004       $18,690.03           $17,135.96              $16,416.25
1/1/2005        $18,863.85           $17,346.73              $16,618.17
2/1/2005        $18,801.60           $17,265.20              $16,540.06


================================================================================

     Nuveen Massachusetts Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

         Lehman Brothers      Nuveen Massachusetts     Nuveen Massachusetts
            Municipal           Insured Municipal       Insured Municipal
 Date      Bond Index            Bond Fund (NAV)         Bond Fund (Offer)
------   ---------------      --------------------     --------------------
2/95       $10,000.00              $10,000.00              $9,580.00
3/95       $10,115.00              $10,082.40              $9,658.94
4/95       $10,127.14              $10,105.89              $9,681.44
5/95       $10,450.19              $10,429.68              $9,991.64
6/95       $10,359.28              $10,311.93              $9,878.83
7/95       $10,457.69              $10,354.93              $9,920.03
8/95       $10,590.50              $10,458.79              $10,019.53
9/95       $10,657.22              $10,512.13              $10,070.62
10/95      $10,811.75              $10,678.86              $10,230.34
11/95      $10,991.23              $10,846.30              $10,390.76
12/95      $11,096.74              $10,952.59              $10,492.59
1/96       $11,181.08              $11,007.47              $10,545.15
2/96       $11,105.05              $10,958.37              $10,498.12
3/96       $10,962.90              $10,794.33              $10,340.97
4/96       $10,932.21              $10,755.47              $10,303.74
5/96       $10,927.83              $10,769.23              $10,316.93
6/96       $11,046.95              $10,846.45              $10,390.90
7/96       $11,147.47              $10,976.93              $10,515.90
8/96       $11,145.25              $10,980.23              $10,519.06
9/96       $11,301.28              $11,090.47              $10,624.67
10/96      $11,428.98              $11,190.39              $10,720.40
11/96      $11,638.13              $11,366.42              $10,889.03
12/96      $11,589.25              $11,315.50              $10,840.25
1/97       $11,611.27              $11,296.94              $10,822.47
2/97       $11,718.10              $11,399.29              $10,920.52
3/97       $11,562.25              $11,260.45              $10,787.51
4/97       $11,659.37              $11,330.37              $10,854.50
5/97       $11,834.26              $11,467.13              $10,985.51
6/97       $11,960.89              $11,548.78              $11,063.73
7/97       $12,292.20              $11,820.98              $11,324.50
8/97       $12,176.66              $11,723.93              $11,231.53
9/97       $12,321.56              $11,840.35              $11,343.05
10/97      $12,400.42              $11,900.85              $11,401.02
11/97      $12,473.58              $11,950.24              $11,448.33
12/97      $12,655.69              $12,091.02              $11,583.19
1/98       $12,786.05              $12,186.66              $11,674.82
2/98       $12,789.88              $12,202.38              $11,689.88
3/98       $12,801.39              $12,206.40              $11,693.73
4/98       $12,743.79              $12,162.83              $11,651.99
5/98       $12,945.14              $12,340.28              $11,821.99
6/98       $12,995.62              $12,378.17              $11,858.28
7/98       $13,028.11              $12,404.53              $11,883.54
8/98       $13,230.05              $12,572.37              $12,044.33
9/98       $13,395.42              $12,693.44              $12,160.31
10/98      $13,395.42              $12,695.34              $12,162.14
11/98      $13,442.31              $12,733.94              $12,199.11
12/98      $13,475.91              $12,747.69              $12,212.29
1/99       $13,636.28              $12,869.68              $12,329.16
2/99       $13,576.28              $12,823.35              $12,284.77
3/99       $13,595.29              $12,813.09              $12,274.94
4/99       $13,629.27              $12,839.23              $12,299.98
5/99       $13,550.22              $12,780.17              $12,243.40
6/99       $13,355.10              $12,598.18              $12,069.06
7/99       $13,403.18              $12,624.64              $12,094.40
8/99       $13,295.95              $12,491.20              $11,966.57
9/99       $13,301.27              $12,468.96              $11,945.27
10/99      $13,157.62              $12,346.89              $11,828.32
11/99      $13,297.09              $12,436.78              $11,914.43
12/99      $13,197.36              $12,338.53              $11,820.31
1/00       $13,140.61              $12,277.94              $11,762.27
2/00       $13,293.04              $12,445.41              $11,922.71
3/00       $13,584.16              $12,677.27              $12,144.83
4/00       $13,504.01              $12,615.91              $12,086.05
5/00       $13,433.79              $12,554.10              $12,026.82
6/00       $13,789.79              $12,827.52              $12,288.77
7/00       $13,981.47              $12,998.52              $12,452.58
8/00       $14,196.78              $13,157.23              $12,604.62
9/00       $14,122.96              $13,094.47              $12,544.50
10/00      $14,276.90              $13,228.29              $12,672.70
11/00      $14,385.40              $13,321.16              $12,761.67
12/00      $14,740.72              $13,641.66              $13,068.71
1/01       $14,886.66              $13,737.29              $13,160.32
2/01       $14,934.29              $13,805.43              $13,225.60
3/01       $15,068.70              $13,887.29              $13,304.03
4/01       $14,905.96              $13,713.70              $13,137.73
5/01       $15,066.94              $13,836.44              $13,255.31
6/01       $15,167.89              $13,959.86              $13,373.55
7/01       $15,392.38              $14,192.71              $13,596.62
8/01       $15,646.35              $14,399.36              $13,794.58
9/01       $15,593.15              $14,304.61              $13,703.82
10/01      $15,778.71              $14,471.12              $13,863.33
11/01      $15,646.17              $14,345.36              $13,742.86
12/01      $15,497.53              $14,207.79              $13,611.06
1/02       $15,765.64              $14,404.71              $13,799.71
2/02       $15,956.40              $14,588.51              $13,975.80
3/02       $15,643.66              $14,266.11              $13,666.93
4/02       $15,949.49              $14,521.90              $13,911.98
5/02       $16,046.46              $14,622.68              $14,008.53
6/02       $16,216.08              $14,766.71              $14,146.51
7/02       $16,424.61              $14,968.43              $14,339.75
8/02       $16,622.04              $15,168.56              $14,531.48
9/02       $16,986.23              $15,542.76              $14,889.97
10/02      $16,704.60              $15,180.31              $14,542.73
11/02      $16,635.27              $15,114.12              $14,479.33
12/02      $16,986.11              $15,446.78              $14,798.02
1/03       $16,943.13              $15,325.83              $14,682.15
2/03       $17,180.00              $15,572.43              $14,918.38
3/03       $17,190.31              $15,524.31              $14,872.29
4/03       $17,304.11              $15,668.68              $15,010.60
5/03       $17,709.20              $16,094.40              $15,418.44
6/03       $17,633.76              $15,939.09              $15,269.65
7/03       $17,016.57              $15,184.06              $14,546.33
8/03       $17,143.69              $15,373.55              $14,727.86
9/03       $17,647.54              $15,880.42              $15,213.44
10/03      $17,558.77              $15,783.55              $15,120.64
11/03      $17,741.91              $16,010.20              $15,337.77
12/03      $17,888.81              $16,141.32              $15,463.39
1/04       $17,991.32              $16,196.37              $15,516.12
2/04       $18,262.27              $16,511.06              $15,817.60
3/04       $18,198.35              $16,395.48              $15,706.87
4/04       $17,767.05              $15,939.69              $15,270.22
5/04       $17,703.09              $15,901.43              $15,233.57
6/04       $17,766.82              $15,971.40              $15,300.60
7/04       $18,001.34              $16,198.19              $15,517.87
8/04       $18,361.37              $16,518.92              $15,825.12
9/04       $18,458.68              $16,604.82              $15,907.41
10/04      $18,617.43              $16,754.26              $16,050.58
11/04      $18,464.76              $16,509.65              $15,816.24
12/04      $18,690.03              $16,740.78              $16,037.67
1/05       $18,863.85              $16,941.67              $16,230.12
2/05       $18,801.60              $16,831.55              $16,124.63


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

  Fund Spotlight as of 2/28/05          Nuveen Massachusetts Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.09   $10.11   $10.02   $10.07
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0325  $0.0265  $0.0280  $0.0340
         --------------------------------------------------------------
         Inception Date              9/07/94  3/07/97 10/06/94 12/22/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         3.75% -0.57%
                  -------------------------------------------
                  5-Year                         6.61%  5.69%
                  -------------------------------------------
                  10-Year                        5.61%  5.16%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         3.00% -0.98%
                  -------------------------------------------
                  5-Year                         5.82%  5.66%
                  -------------------------------------------
                  10-Year                        5.01%  5.01%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.21%
                  -------------------------------------------
                  5-Year                         6.05%
                  -------------------------------------------
                  10-Year                        5.01%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         3.95%
                  -------------------------------------------
                  5-Year                         6.82%
                  -------------------------------------------
                  10-Year                        5.83%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/2/              3.87%  3.70%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.23%  3.10%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    4.75%  4.56%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.15%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.48%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.65%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              3.35%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            2.68%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    3.94%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/2/              4.05%
                  -------------------------------------------
                  SEC 30-Day Yield/3/            3.43%
                  -------------------------------------------
                  Taxable-Equivalent Yield/4/    5.04%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.12%       -1.20%
                            ------------------------------------------
                            5-Year            6.04%        5.13%
                            ------------------------------------------
                            10-Year           5.43%        4.98%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.37%       -1.59%
                            ------------------------------------------
                            5-Year            5.23%        5.06%
                            ------------------------------------------
                            10-Year           4.84%        4.84%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.58%
                            ------------------------------------------
                            5-Year            5.45%
                            ------------------------------------------
                            10-Year           4.82%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.31%
                            ------------------------------------------
                            5-Year            6.25%
                            ------------------------------------------
                            10-Year           5.65%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $127,140
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.48
           ---------------------------------------------------------
           Average Duration                                     5.83
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                             Annual Report  Page 6

  Fund Spotlight as of 2/28/05          Nuveen Massachusetts Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed     68.0%
AA                      17.5%
A                        5.8%
BBB                      5.3%
BB or Lower              1.2%
NR                       2.2%


Sectors/1/

                    Tax Obligation/General            20.9%
                    ---------------------------------------
                    U.S. Guaranteed                   16.1%
                    ---------------------------------------
                    Education and Civic Organizations 14.4%
                    ---------------------------------------
                    Healthcare                        13.9%
                    ---------------------------------------
                    Tax Obligation/Limited             8.1%
                    ---------------------------------------
                    Long-Term Care                     6.9%
                    ---------------------------------------
                    Water and Sewer                    6.0%
                    ---------------------------------------
                    Other                             13.7%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,028.50 $1,024.80 $1,025.90 $1,029.40 $1,020.33 $1,016.71 $1,017.65 $1,021.32
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.53 $    8.18 $    7.23 $    3.52 $    4.51 $    8.15 $    7.20 $    3.51
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .90%, 1.63%, 1.44% and .70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 7

  Fund Spotlight as of 2/28/05  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.44   $10.45   $10.44   $10.47
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0320  $0.0255  $0.0270  $0.0335
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0603  $0.0603  $0.0603  $0.0603
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/06/97  9/15/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                  Average Annual Total Returns as of 2/28/05
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  1-Year                         1.95% -2.33%
                  -------------------------------------------
                  5-Year                         6.23%  5.31%
                  -------------------------------------------
                  10-Year                        5.35%  4.90%
                  -------------------------------------------
                  B Shares                    w/o CDSC w/CDSC
                  -------------------------------------------
                  1-Year                         1.19% -2.71%
                  -------------------------------------------
                  5-Year                         5.42%  5.26%
                  -------------------------------------------
                  10-Year                        4.72%  4.72%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  1-Year                         1.46%
                  -------------------------------------------
                  5-Year                         5.66%
                  -------------------------------------------
                  10-Year                        4.73%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  1-Year                         2.12%
                  -------------------------------------------
                  5-Year                         6.44%
                  -------------------------------------------
                  10-Year                        5.57%
                  -------------------------------------------
                  Tax-Free Yields
                  A Shares                         NAV  Offer
                  -------------------------------------------
                  Dividend Yield/3/              3.68%  3.52%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.12%  2.99%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.59%  4.40%
                  -------------------------------------------
                  B Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              2.93%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.36%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.47%
                  -------------------------------------------
                  C Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.10%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            2.56%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    3.76%
                  -------------------------------------------
                  R Shares                         NAV
                  -------------------------------------------
                  Dividend Yield/3/              3.84%
                  -------------------------------------------
                  SEC 30-Day Yield/4/            3.32%
                  -------------------------------------------
                  Taxable-Equivalent Yield/5/    4.88%
                  -------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.61%       -2.70%
                            ------------------------------------------
                            5-Year            5.61%        4.72%
                            ------------------------------------------
                            10-Year           5.15%        4.70%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            0.85%       -3.04%
                            ------------------------------------------
                            5-Year            4.82%        4.65%
                            ------------------------------------------
                            10-Year           4.54%        4.54%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            1.12%
                            ------------------------------------------
                            5-Year            5.05%
                            ------------------------------------------
                            10-Year           4.54%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            1.87%
                            ------------------------------------------
                            5-Year            5.83%
                            ------------------------------------------
                            10-Year           5.37%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $90,405
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   16.42
            --------------------------------------------------------
            Average Duration                                    6.00
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2005. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2005.
2Paid December 1, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/05  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

                        Insured                    97.4%
                        U.S. Guaranteed             2.6%
The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Sectors/1/

                    Tax Obligation/General            36.8%
                    ---------------------------------------
                    Healthcare                        12.0%
                    ---------------------------------------
                    Tax Obligation/Limited            11.1%
                    ---------------------------------------
                    Housing/Multifamily               11.0%
                    ---------------------------------------
                    Education and Civic Organizations 10.1%
                    ---------------------------------------
                    Water and Sewer                    5.4%
                    ---------------------------------------
                    Other                             13.6%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/05)    $1,019.00 $1,015.20 $1,016.20 $1,019.90 $1,020.38 $1,016.71 $1,017.70 $1,021.32
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.46 $    8.14 $    7.15 $    3.51 $    4.46 $    8.15 $    7.15 $    3.51
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .89%, 1.63%, 1.43% and .70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.1%

    $  1,500 Boston Industrial Development Financing Authority,            9/12 at 102.00       Ba3 $     1,451,205
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.7%

         940 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00       BBB         930,487
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 14.2%

         895 Massachusetts Educational Finance Authority, Educational      1/12 at 100.00       AAA         935,794
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

             Massachusetts Development Finance Authority, Revenue Bonds,
             Massachusetts College of Pharmacy and Allied Health
             Sciences, Series 2005D:
       1,125  5.000%, 7/01/24 - AGC Insured                                7/15 at 100.00       AAA       1,176,728
         860  5.000%, 7/01/35 - AGC Insured                                7/15 at 100.00       AAA         887,288

       3,000 Massachusetts Development Finance Authority, Revenue Bonds,   3/09 at 101.00         A       3,075,450
              Curry College, Series 1999A, 5.500%, 3/01/29 - ACA Insured

         750 Massachusetts Development Finance Authority, Revenue Bonds,   9/13 at 100.00       AA-         808,005
              Milton Academy, Series 2003A, 5.000%, 9/01/19

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-       1,124,230
              Revenue Bonds, Boston College, Series 1993K, 5.375%,
              6/01/14

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+         532,405
              Revenue Bonds, Williams College, Series 2003H, 5.000%,
              7/01/21

         500 Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00       AA+         524,110
              Revenue Bonds, Wellesley College, Series 2003H, 5.000%,
              7/01/26

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AAA       1,135,360
              Revenue Bonds, Massachusetts Institute of Technology,
              Series 2004M, 5.250%, 7/01/15

       2,290 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/05 at 102.00       AAA       2,362,982
              Lesley College, Series 1995A, 6.300%, 7/01/25 - CONNIE
              LEE/AMBAC Insured

         425 Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00       BBB         443,980
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Bonds, Ana G. Mendez University
              System, Series 1999, 5.375%, 2/01/19

             University of Massachusetts Building Authority, Senior Lien
             Project Revenue Bonds, Series 2005-1:
       1,495  5.000%, 5/01/14 - AMBAC Insured                                No Opt. Call       AAA       1,645,203
         860  5.000%, 5/01/15 - AMBAC Insured                                No Opt. Call       AAA         946,525

       1,200 University of Massachusetts Building Authority, Senior Lien  11/13 at 100.00       AAA       1,321,356
              Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18 -
              AMBAC Insured

       1,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00       AAA       1,088,940
              Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24 -
              AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 13.7%

       2,900 Massachusetts Development Finance Authority, Revenue Bonds,   8/09 at 101.00         A       3,115,325
              Northern Berkshire Community Services Inc., Series 1999A,
              6.250%, 8/15/29 - ACA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/05 at 100.00       AAA       1,009,360
              Revenue Bonds, Lahey Clinic Medical Center, Series 1993B,
              5.625%, 7/01/15 - MBIA Insured

       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA       1,518,255
              Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A,
              4.750%, 7/01/22 - FSA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA         654,948
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-       3,051,692
              Revenue Bonds, Partners HealthCare System Inc., Series
              2001C, 5.750%, 7/01/32

         375 Massachusetts Health and Educational Facilities Authority,    7/11 at 100.00       BBB         401,224
              Revenue Bonds, UMass Memorial Health Care, Series 2001C,
              6.625%, 7/01/32

----
10

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA $     3,138,750
              Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
              5.250%, 11/15/31 - RAAI Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00        A-       1,064,990
              Revenue Bonds, Covenant Health Systems Obligated Group,
              Series 2002, 6.000%, 7/01/31

       1,250 Massachusetts Health and Educational Facilities Authority,   10/11 at 101.00      BBB+       1,314,725
              Revenue Bonds, Berkshire Health System, Series 2001E,
              6.250%, 10/01/31

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,073,680
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB       1,069,200
              Revenue Bonds, Caritas Christi Obligated Group, Series
              2002B, 6.250%, 7/01/22
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.4%

       1,115 Framingham Housing Authority, Massachusetts, GNMA             8/10 at 105.00       AAA       1,236,669
              Collateralized Mortgage Revenue Refunding Bonds, Beaver
              Terrace Apartments, Series 2000A, 6.350%, 2/20/32

       2,895 Massachusetts Development Financing Authority, Assisted      12/09 at 102.00       N/R       2,796,338
              Living Revenue Bonds, Prospect House Apartments, Series
              1999, 7.000%, 12/01/31

          15 Massachusetts Housing Finance Agency, Housing Project         4/05 at 100.00        A+          15,024
              Revenue Refunding Bonds, Series 1993A, 6.375%, 4/01/21

       1,000 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA       1,085,700
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

         500 Massachusetts Housing Finance Agency, Housing Revenue         6/13 at 100.00       AA-         510,555
              Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.5%

         650 Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00        AA         654,056
              Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Industrials - 0.3%

         400 Massachusetts Development Finance Agency, Solid Waste           No Opt. Call       BBB         427,924
              Disposal Revenue Bonds, Waste Management Inc., Series
              2003, 5.450%, 6/01/14
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 6.8%

       1,790 Massachusetts Development Finance Authority, Revenue Bonds,   9/09 at 102.00        AA       1,959,048
              May Institute, Series 1999, 5.750%, 9/01/24 - RAAI Insured

         885 Massachusetts Health and Educational Facilities Authority,    7/05 at 100.00       AAA         894,469
              Revenue Bonds, Cable Housing and Health Services, Series
              1993A, 5.625%, 7/01/13 - MBIA Insured

             Massachusetts Industrial Finance Agency, GNMA
             Collateralized Assisted Living Facility Revenue Bonds, TNG
             Draper Place Project, Series 1998:
         280  5.400%, 8/20/12 (Alternative Minimum Tax)                    8/08 at 105.00       AAA         289,629
       2,490  6.450%, 8/20/39 (Alternative Minimum Tax)                    8/08 at 105.00       AAA       2,756,828

       2,020 Massachusetts Industrial Finance Agency, GNMA                 6/09 at 102.00       AAA       2,117,000
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Taunton LP, Series 1999, 5.500%, 6/20/40
              (Alternative Minimum Tax)

         595 Massachusetts Industrial Finance Agency, FHA-Insured          2/06 at 102.00       AAA         619,734
              Project Revenue Bonds, Heights Crossing LP, Series 1995,
              6.000%, 2/01/15 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 20.1%

         500 Ashland, Massachusetts, General Obligation Bonds, Series      5/15 at 100.00       Aaa         548,655
              2004, 5.250%, 5/15/23 - AMBAC Insured

       1,160 Beverly, Massachusetts, General Obligation Bonds, Series     11/13 at 100.00       Aaa       1,236,200
              2003, 5.000%, 11/01/21 - MBIA Insured

       1,000 Boston, Massachusetts, General Obligation Bonds, Series       8/11 at 100.00       Aa1       1,078,750
              2001B, 5.000%, 8/01/15

       1,500 Boston, Massachusetts, General Obligation Bonds, Series       1/15 at 100.00       Aa1       1,640,775
              2005A, 5.000%, 1/01/17

       1,090 Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00       Aaa       1,207,371
              2000, 5.375%, 4/01/17

       1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB       1,066,520
              2002, 5.500%, 6/15/16

----
11

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,000 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA $     1,075,570
              2003, 5.000%, 2/01/21 - FSA Insured

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00       AA+       1,233,863
              2002, 5.000%, 2/01/19

         545 Lawrence, Massachusetts, General Obligation Bonds, Series     2/11 at 100.00       Aaa         578,501
              2001, 5.000%, 2/01/21 - AMBAC Insured

         745 Lowell, Massachusetts, General Obligation Bonds, Series      12/15 at 100.00       Aaa         816,267
              2005, 5.000%, 12/15/18 - MBIA Insured

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa       1,447,033
              Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA       3,177,475
              Obligation Transportation System Bonds, Series 1991A,
              7.000%, 3/01/21

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call       Aa2       1,439,838
              Series 2002D, 5.500%, 8/01/19

       1,860 Massachusetts, General Obligation Bonds, Consolidated Loan,   1/13 at 100.00       Aa2       2,034,449
              Series 2003A, 5.000%, 1/01/22

       1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA       1,642,844
              Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,000 Randolph, Massachusetts, General Obligation Bonds, Series       No Opt. Call       AAA       1,107,300
              2004, 5.000%, 9/01/13 - AMBAC Insured

       1,000 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00       AAA       1,094,090
              2004, 5.000%, 3/15/15 - MBIA Insured

       1,415 Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00       AAA       1,553,642
             Series 2003, 5.250%, 1/15/23 - MBIA Insured

             Westfield, Massachusetts, General Obligation Bonds, Series
             2004:
         695  5.000%, 8/01/18 - AMBAC Insured                              8/14 at 100.50       AAA         756,918
         690  5.000%, 8/01/19 - AMBAC Insured                              8/14 at 100.50       AAA         748,636
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 8.0%

         680 Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/13 at 100.00       AAA         705,588
              Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         395 Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/14 at 100.00       AAA         417,136
              Series 2004, 5.000%, 5/01/26 - AMBAC Insured

         770 Massachusetts Bay Transportation Authority, Senior Lien         No Opt. Call       AAA         872,202
              Sales Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21

       1,125 Massachusetts College Building Authority, Project Revenue       No Opt. Call       AAA       1,284,829
              Refunding Bonds, Series 2003B, 5.375%, 5/01/23 - XLCA
              Insured

         550 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00       AAA         590,332
              Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

         675 Massachusetts Industrial Finance Agency, Library Revenue      7/05 at 102.00       AAA         691,200
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       1,500 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA       1,621,575
              Bonds, Series 2004, 5.250%, 1/01/25 - FGIC Insured

       2,000 Massachusetts, Special Obligation Refunding Notes, Federal      No Opt. Call       Aaa       2,179,180
              Highway Grant Anticipation Note Program, Series 2003A,
              5.000%, 12/15/13 - FSA Insured

       1,500 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA       1,758,930
              Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
              MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Transportation - 4.7%

       3,835 Massachusetts Port Authority, Revenue Bonds, Series 2003A,    7/13 at 100.00       AAA       4,040,518
              5.000%, 7/01/24 - MBIA Insured

       1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA       1,961,661
              Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27
              (Alternative Minimum Tax) - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 15.8%

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00     AA***         633,960
              Obligation Transportation System Bonds, Series 1997D,
              5.000%, 3/01/27 (Pre-refunded to 3/01/07)

         250 Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     A+***         273,235
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

       2,625 Massachusetts, General Obligation Bonds, Consolidated Loan,  11/11 at 100.00       AAA       2,865,293
              Series 2001D, 5.000%, 11/01/20 (Pre-refunded to 11/01/11)
              - MBIA Insured

----
12

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** (continued)

    $  1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,   2/10 at 101.00       AAA $     1,420,863
              Series 2000A, 6.000%, 2/01/14 (Pre-refunded to 2/01/10)

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/14 at 100.00    Aa2***       1,373,888
              Series 2004B, 5.000%, 8/01/24 (Pre-refunded to 8/01/14)

       2,000 Massachusetts Development Finance Authority, Revenue Bonds,   1/10 at 101.00       Aaa       2,339,200
              Massachusetts College of Pharmacy and Allied Health
              Sciences, Series 1999B, 6.625%, 7/01/20 (Pre-refunded to
              1/01/10)

       1,960 Massachusetts Health and Educational Facilities Authority,    8/10 at 100.00       AAA       2,086,518
              FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A,
              5.000%, 8/01/16 (Pre-refunded to 8/01/10)

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa         715,827
              Revenue Bonds, Daughters of Charity National Health System
              - Carney Hospital, Series 1994D, 6.100%, 7/01/14
              (Pre-refunded to 7/01/06)

       1,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***       1,398,517
              FHA-Insured Revenue Refunding Bonds, Youville Hospital,
              Series 1997A, 6.250%, 2/15/41 (Pre-refunded to 2/15/07)

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00    N/R***       3,484,230
              Revenue Bonds, Winchester Hospital, Series 2000E, 6.750%,
              7/01/30 (Pre-refunded to 7/01/10)

         570 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/05 at 100.00       AAA         816,730
              13.000%, 7/01/13

       1,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00    N/R***       1,611,285
              Facilities Revenue Bonds, Jewish Geriatric Services Inc.
              Obligated Group, Series 1997B, 5.500%, 5/15/27
              (Pre-refunded to 5/15/07)

       1,000 Massachusetts, Special Obligation Revenue Refunding Bonds,    6/12 at 100.00       AAA       1,117,310
              Series 2002A, 5.375%, 6/01/19 (Pre-refunded to 6/01/12) -
              FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             Utilities - 1.7%

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA       1,104,940
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB       1,024,790
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.9%

       2,000 Boston Water and Sewerage Commission, Massachusetts,         11/14 at 100.00        AA       2,117,040
              General Revenue Bonds, Senior Series 2004A, 5.000%,
              11/01/25

       1,500 Massachusetts Water Pollution Abatement Trust, Revenue        8/12 at 100.00       AAA       1,645,620
              Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

       1,500 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/13 at 100.00       AAA       1,590,150
              Program Bonds, Series 9, 5.000%, 8/01/22

       2,000 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/14 at 100.00       AAA       2,109,859
              Program Bonds, Series 10, 5.000%, 8/01/26
-------------------------------------------------------------------------------------------------------------------
    $115,275 Total Long-Term Investments (cost $118,156,656) - 97.9%                                    124,502,274
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.5%

         650 Puerto Rico Government Development Bank, Adjustable                                A-1         650,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 1.780%, 12/01/15 - MBIA Insured+
-------------------------------------------------------------------------------------------------------------------
    $    650 Total Short-Term Investments (cost $650,000)                                                   650,000
-------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $118,806,656) - 98.4%                                              125,152,274
             -----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                                         1,988,079
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   127,140,353
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
                                See accompanying notes to financial statements.

----
13

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 28, 2005

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.7%

    $  1,790 Massachusetts Educational Finance Authority, Educational      1/12 at 100.00       AAA $     1,871,588
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       1,000 Massachusetts Health and Educational Facilities Authority,   10/12 at 100.00       AAA       1,121,320
              Revenue Bonds, University of Massachusetts - Worcester
              Campus, Series 2002C, 5.500%, 10/01/18 - MBIA Insured

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,       3/06 at 102.00       AAA       1,045,080
              College of the Holy Cross, Series 1996, 5.500%, 3/01/20 -
              MBIA Insured

         420 Massachusetts Industrial Finance Agency, Revenue Bonds,      10/05 at 102.00       AAA         436,905
              Babson College, Series 1995A, 5.800%, 10/01/10 - MBIA
              Insured

       1,970 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/08 at 102.00       AAA       2,032,331
              Western New England College, Series 1998, 5.000%, 7/01/28
              - AMBAC Insured

       2,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00       AAA       2,236,600
              Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/18 -
              AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.9%

       2,000 Boston, Massachusetts, Special Obligation Bonds, Boston       8/12 at 100.00       AAA       2,147,120
              Medical Center, Series 2002, 5.000%, 8/01/18 - MBIA Insured

       1,700 Massachusetts Health and Educational Facilities Authority,    7/05 at 100.00       AAA       1,715,912
              Revenue Bonds, Lahey Clinic Medical Center, Series 1993B,
              5.625%, 7/01/15 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA       1,058,540
              Revenue Bonds, Baystate Medical Center, Series 1996E,
              6.000%, 7/01/26 - FSA Insured

          20 Massachusetts Health and Educational Facilities Authority,    7/05 at 100.00       AAA          20,008
              Revenue Bonds, Capital Asset Program, Series 1989G-2,
              7.200%, 7/01/09 - MBIA Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA         654,948
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       1,705 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA       1,775,365
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,073,680
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and     7/05 at 102.00       AAA       2,342,945
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.9%

       2,500 Massachusetts Development Finance Authority, GNMA            10/11 at 105.00       AAA       2,800,725
              Collateralized Revenue Bonds, VOA Concord Assisted Living
              Inc., Series 2000A, 6.900%, 10/20/41

       2,500 Massachusetts Development Finance Authority, GNMA             3/12 at 105.00       AAA       2,771,950
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
              (Alternative Minimum Tax)

         850 Massachusetts Housing Finance Agency, Housing Development     6/08 at 101.00       AAA         855,023
              Revenue Bonds, Series 1998A, 5.375%, 6/01/16 (Alternative
              Minimum Tax) - MBIA Insured

         640 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA         694,848
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, GNMA             5/12 at 103.00       AAA       2,757,928
              Collateralized Mortgage Revenue Bonds, Clarendon Hill
              Towers, Series 2002, 5.200%, 11/20/22
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.7%

       3,185 Massachusetts Industrial Finance Agency, GNMA                12/07 at 102.00       AAA       3,378,871
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Amherst LP, Series 1997, 5.950%, 6/20/39
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 36.7%

       2,500 Amherst-Pelham Regional School District, Massachusetts,       5/08 at 101.00       Aaa       2,677,450
              General Obligation Bonds, Series 1998, 5.125%, 5/15/18 -
              AMBAC Insured

       1,520 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA       1,672,182
              2003, 5.250%, 2/01/17 - FSA Insured

----
14

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,265 Freetown Lakeville Regional School District, Plymouth        1/13 at 101.00       AAA $     1,390,463
              County, Massachusetts, General Obligation Bonds, Series
              2003, 5.000%, 1/01/15 - MBIA Insured

       1,000 Lawrence, Massachusetts, General Obligation Bonds, Series    2/11 at 100.00       Aaa       1,061,470
              2001, 5.000%, 2/01/21 - AMBAC Insured

       1,000 Massachusetts Bay Transportation Authority, General          3/08 at 101.00       AAA       1,059,350
              Obligation Transportation System Bonds, Series 1998A,
              5.000%, 3/01/18 - MBIA Insured

       3,000 Massachusetts, General Obligation Bonds, Consolidated Loan,    No Opt. Call       AAA       3,517,080
              Series 2001D, 6.000%, 11/01/13 - MBIA Insured

       4,000 Massachusetts, General Obligation Bonds, Consolidated Loan,    No Opt. Call       AAA       4,495,840
              Series 2004B, 5.250%, 8/01/16 - FSA Insured

       1,500 Monson, Massachusetts, Unlimited Tax General Obligation        No Opt. Call       AAA       1,657,455
              School Refunding Bonds, Series 1993, 5.500%, 10/15/10 -
              MBIA Insured

       1,250 Northampton, Massachusetts, General Obligation Bonds,        9/12 at 101.00       Aaa       1,341,600
              Series 2002, 5.000%, 9/01/19 - MBIA Insured

         190 Northfield, Massachusetts, General Obligation Bonds, Series  4/05 at 101.00       AAA         192,932
              1992, 6.350%, 10/15/09 - MBIA Insured

       1,350 Norwell, Massachusetts, General Obligation Bonds, Series       No Opt. Call       AAA       1,442,259
              2005, 5.000%, 2/15/25 - AMBAC Insured

       1,230 Pioneer Valley Regional School District, Massachusetts,      6/12 at 101.00       Aaa       1,373,553
              General Obligation Bonds, Series 2002, 5.375%, 6/15/19 -
              AMBAC Insured

       1,770 Reading, Massachusetts, General Obligation Bonds, Series     3/14 at 100.00       AAA       1,926,344
              2004, 5.000%, 3/15/16 - MBIA Insured

       2,575 Tantasqua Regional School District, Massachusetts, General   8/10 at 101.00       Aaa       2,753,679
              Obligation Bonds, Series 2000, 5.000%, 8/15/19 - FSA
              Insured

         220 Taunton, Massachusetts, General Obligation Bonds, Series     3/05 at 102.00       AAA         225,300
              1991, 6.800%, 9/01/09 - MBIA Insured

       2,200 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series       No Opt. Call       AAA       3,192,398
              2001, 15.972%, 7/01/19 (IF) - FSA Insured

       2,225 Worcester, Massachusetts, General Obligation Bonds, Series   8/10 at 101.00       AAA       2,432,014
              2000, 5.250%, 8/15/20 - FGIC Insured

         545 Worcester, Massachusetts, General Obligation Bonds, Series   8/11 at 100.00       AAA         609,397
              2001A, 5.500%, 8/15/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 11.0%

       2,000 Massachusetts Bay Transportation Authority, Senior Sales     7/12 at 100.00       AAA       2,066,240
              Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32

       1,000 Massachusetts College Building Authority, Project Revenue      No Opt. Call       AAA       1,134,030
              Refunding Bonds, Series 2003B, 5.375%, 5/01/17 - XLCA
              Insured

       1,160 Massachusetts College Building Authority, Project Revenue    5/14 at 100.00       AAA       1,255,236
              Bonds, Series 2004A, 5.000%, 5/01/17 - MBIA Insured

       1,080 Massachusetts Industrial Finance Agency, Library Revenue     7/05 at 102.00       AAA       1,105,920
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       2,000 Massachusetts, Special Obligation Dedicated Tax Revenue      1/14 at 100.00       AAA       2,185,320
              Bonds, Series 2004, 5.250%, 1/01/21 - FGIC Insured

       2,000 Puerto Rico Highway and Transportation Authority, Highway    7/14 at 100.00       AAA       2,178,120
              Revenue Bonds, Series 2004J, 5.000%, 7/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 3.4%

       1,000 Massachusetts Port Authority, Revenue Bonds, Series 2003C,   7/13 at 100.00       AAA       1,075,060
              5.000%, 7/01/18 - MBIA Insured

       2,000 Massachusetts Turnpike Authority, Metropolitan Highway       1/07 at 102.00       AAA       2,035,860
              System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37
              - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed*** - 2.6%

         850 Massachusetts Municipal Wholesale Electric Company, Power    7/05 at 100.00       AAA         914,804
              Supply System Revenue Bonds, Nuclear Project 6, Series
              1993A, 5.000%, 7/01/10 - AMBAC Insured

       1,000 Massachusetts, General Obligation Bonds, Consolidated Loan,  3/12 at 100.00       AAA       1,122,820
              Series 2002B, 5.500%, 3/01/17 (Pre- refunded to 3/01/12) -
              FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,   7/21 at 100.00       AAA         325,081
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 (Pre-refunded to 7/01/21) - MBIA Insured

----
15

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 28, 2005

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Utilities - 3.7%

    $  1,500 Massachusetts Development Finance Agency, Resource Recovery  1/12 at 101.00       AAA $     1,657,410
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,   7/10 at 101.00       AAA       1,725,904
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 5.4%

       2,450 Massachusetts Water Resources Authority, General Revenue     8/13 at 100.00       AAA       2,676,821
              Bonds, Series 2004D, 5.000%, 8/01/15 - MBIA Insured

       1,000 Massachusetts Water Resources Authority, General Revenue       No Opt. Call       AAA       1,135,380
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

       1,000 Springfield Water and Sewerage Commission, Massachusetts,    7/14 at 100.00       AAA       1,061,631
              General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 -
              MBIA Insured
------------------------------------------------------------------------------------------------------------------
    $ 82,020 Total Long-Term Investments (cost $85,053,389) - 99.0%                                     89,468,090
------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.3%

         300 Massachusetts Health and Educational Facilities Authority,                       A-1+         300,000
              Capital Asset Program, Variable Rate Demand Obligations,
              Series 1985, 1.800%, 1/01/35 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------
    $    300 Total Short-Term Investments (cost $300,000)                                                  300,000
------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $85,353,389) - 99.3%                                               89,768,090
             ----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.7%                                                          636,479
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $    90,404,569
             ----------------------------------------------------------------------------------------------------

              Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
          (IF)Inverse floating rate security.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
16

Statement of Assets and Liabilities
February 28, 2005

                                                                                              Massachusetts
                                                                               Massachusetts        Insured
------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $118,806,656 and $85,353,389, respectively)  $125,152,274    $89,768,090
Cash                                                                                 563,655             --
Receivables:
  Interest                                                                         1,370,708      1,000,429
  Shares sold                                                                        667,678         26,495
Other assets                                                                             802            656
------------------------------------------------------------------------------------------------------------
    Total assets                                                                 127,755,117     90,795,670
------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                            --          1,620
Payable for shares redeemed                                                           87,002         24,530
Accrued expenses:
  Management fees                                                                     52,561         37,943
  12b-1 distribution and service fees                                                 18,580         15,232
  Other                                                                               52,351         37,807
Dividends payable                                                                    404,270        273,969
------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                614,764        391,101
------------------------------------------------------------------------------------------------------------
Net assets                                                                      $127,140,353    $90,404,569
------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                      $ 45,301,972    $21,232,930
Shares outstanding                                                                 4,491,519      2,033,505
Net asset value per share                                                       $      10.09    $     10.44
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                               $      10.53    $     10.90
------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                      $  7,299,699    $ 6,759,160
Shares outstanding                                                                   722,220        646,770
Net asset value and offering price per share                                    $      10.11    $     10.45
------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                      $ 11,159,847    $11,980,687
Shares outstanding                                                                 1,114,120      1,148,118
Net asset value and offering price per share                                    $      10.02    $     10.44
------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                      $ 63,378,835    $50,431,792
Shares outstanding                                                                 6,296,574      4,816,837
Net asset value and offering price per share                                    $      10.07    $     10.47
------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                 $120,820,654    $85,968,085
Undistributed (Over-distribution of) net investment income                          (141,992)       (25,459)
Accumulated net realized gain from investments                                       116,073         46,242
Net unrealized appreciation of investments                                         6,345,618      4,414,701
------------------------------------------------------------------------------------------------------------
Net assets                                                                      $127,140,353    $90,404,569
------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
17

Statement of Operations
Year Ended February 28, 2005

                                                                                   Massachusetts
                                                                    Massachusetts        Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                      $5,740,904    $ 4,443,398
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                           631,317        499,646
12b-1 service fees - Class A                                               68,533         41,043
12b-1 distribution and service fees - Class B                              69,296         66,073
12b-1 distribution and service fees - Class C                              79,726         94,346
Shareholders' servicing agent fees and expenses                            95,297         65,009
Custodian's fees and expenses                                              38,026         38,908
Trustees' fees and expenses                                                 2,664          2,214
Professional fees                                                          13,415          9,914
Shareholders' reports - printing and mailing expenses                      29,983         21,528
Federal and state registration fees                                         6,416          5,345
Other expenses                                                              4,480          3,782
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                              1,039,153        847,808
  Custodian fee credit                                                     (7,528)        (2,881)
-------------------------------------------------------------------------------------------------
Net expenses                                                            1,031,625        844,927
-------------------------------------------------------------------------------------------------
Net investment income                                                   4,709,279      3,598,471
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments                                        164,166        391,096
Net change in unrealized appreciation (depreciation) of investments      (524,059)    (2,317,158)
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                  (359,893)    (1,926,062)
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $4,349,386    $ 1,672,409
-------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
18

Statement of Changes in Net Assets

                                                               Massachusetts           Massachusetts Insured
                                                        --------------------------  --------------------------
                                                           Year Ended    Year Ended    Year Ended    Year Ended
                                                              2/28/05       2/29/04       2/28/05       2/29/04
---------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $  4,709,279  $  4,624,291  $  3,598,471  $  3,961,152
Net realized gain from investments                           164,166       674,437       391,096       314,346
Net change in unrealized appreciation (depreciation)
 of investments                                             (524,059)    1,045,857    (2,317,158)    1,167,671
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 4,349,386     6,344,585     1,672,409     5,443,169
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                  (1,388,915)   (1,038,859)     (821,809)     (906,765)
 Class B                                                    (244,478)     (285,132)     (226,130)     (233,286)
 Class C                                                    (379,301)     (401,677)     (430,939)     (462,723)
 Class R                                                  (2,711,619)   (2,937,454)   (2,141,575)   (2,383,340)
From accumulated net realized gains from investments:
 Class A                                                          --            --      (118,836)           --
 Class B                                                          --            --       (38,675)           --
 Class C                                                          --            --       (71,126)           --
 Class R                                                          --            --      (291,343)           --
---------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                             (4,724,313)   (4,663,122)   (4,140,433)   (3,986,114)
---------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                              25,154,774    13,217,484     5,239,680    10,270,132
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                             2,696,361     2,915,906     2,764,948     2,642,834
---------------------------------------------------------------------------------------------------------------
                                                          27,851,135    16,133,390     8,004,628    12,912,966
Cost of shares redeemed                                  (13,540,039)  (10,641,457)  (10,717,819)  (17,789,081)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                             14,311,096     5,491,933    (2,713,191)   (4,876,115)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                     13,936,169     7,173,396    (5,181,215)   (3,419,060)
Net assets at the beginning of year                      113,204,184   106,030,788    95,585,784    99,004,844
---------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $127,140,353  $113,204,184  $ 90,404,569  $ 95,585,784
---------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                              $   (141,992) $   (122,685) $    (25,459) $     (3,439)
---------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2005, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Funds' shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such


----
20
municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2005, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such securities during the fiscal year ended February 28, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
21

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                     Massachusetts
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/05                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          2,278,620  $ 22,675,538     919,213  $  9,089,174
  Class B                                             35,573       355,153      80,407       798,706
  Class C                                            144,522     1,435,009     238,318     2,350,983
  Class R                                             69,727       689,074      98,437       978,621
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             59,971       596,979      59,558       591,278
  Class B                                              8,777        87,518       9,798        97,474
  Class C                                             19,014       187,960      18,770       185,180
  Class R                                            183,616     1,823,904     206,089     2,041,974
-----------------------------------------------------------------------------------------------------
                                                   2,799,820    27,851,135   1,630,590    16,133,390
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (682,855)   (6,705,111)   (322,162)   (3,195,793)
  Class B                                           (107,874)   (1,074,892)   (106,996)   (1,061,291)
  Class C                                           (145,217)   (1,436,682)   (139,536)   (1,371,432)
  Class R                                           (436,177)   (4,323,354)   (506,479)   (5,012,941)
-----------------------------------------------------------------------------------------------------
                                                  (1,372,123)  (13,540,039) (1,075,173)  (10,641,457)
-----------------------------------------------------------------------------------------------------
Net increase                                       1,427,697  $ 14,311,096     555,417  $  5,491,933
-----------------------------------------------------------------------------------------------------

                                                                 Massachusetts Insured
                                                  --------------------------------------------------
                                                         Year Ended                Year Ended
                                                           2/28/05                   2/29/04
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            304,562  $  3,188,735     445,067  $  4,701,266
  Class B                                             38,632       405,809     117,807     1,241,485
  Class C                                            116,200     1,209,824     283,623     2,983,902
  Class R                                             41,541       435,312     127,119     1,343,479
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             59,189       616,815      52,825       553,240
  Class B                                              8,245        85,927       6,232        65,306
  Class C                                             26,113       271,800      28,067       293,619
  Class R                                            171,388     1,790,406     164,906     1,730,669
-----------------------------------------------------------------------------------------------------
                                                     765,870     8,004,628   1,225,646    12,912,966
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (305,258)   (3,210,446)   (724,373)   (7,607,133)
  Class B                                            (69,357)     (735,971)    (57,628)     (599,368)
  Class C                                           (196,226)   (2,051,779)   (337,695)   (3,491,858)
  Class R                                           (452,101)   (4,719,623)   (583,984)   (6,090,722)
-----------------------------------------------------------------------------------------------------
                                                  (1,022,942)  (10,717,819) (1,703,680)  (17,789,081)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                             (257,072) $ (2,713,191)   (478,034) $ (4,876,115)
-----------------------------------------------------------------------------------------------------


----
22

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended February 28, 2005, were as follows:

                                                   Massachusetts
                                     Massachusetts       Insured
                ------------------------------------------------
                Purchases              $26,657,922   $23,525,465
                Sales and maturities    12,772,447    27,809,709
                ------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2005, the cost of investments was as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $118,750,673   $85,250,131
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2005, were as follows:

                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Gross unrealized:
      Appreciation                                $6,622,088     $4,648,971
      Depreciation                                  (220,487)      (131,012)
    ------------------------------------------------------------------------
    Net unrealized appreciation of investments    $6,401,601     $4,517,959
    ------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2005, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed net tax-exempt income*           $200,715      $145,253
     Undistributed net ordinary income**               5,581        46,240
     Undistributed net long-term capital gains       116,073            --
     ---------------------------------------------------------------------

* Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2005, paid on March 1, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                Massachusetts
   2005                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,700,459    $3,654,598
   Distributions from net ordinary income**                 906           622
   Distributions from net long-term capital gains            --       519,980
   --------------------------------------------------------------------------

                                                                Massachusetts
   2004                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,683,669    $3,997,908
   Distributions from net ordinary income**                  --        27,047
   Distributions from net long-term capital gains            --            --
   --------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.



----
23

5. Management Fee and Other Transactions with Affiliates

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components-a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of March 31, 2005, the complex-level fee rate was .1920%; that is the funds' effective management fees were reduced by approximately .008%.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                  Fund-Level
                   Average Daily Net Assets         Fee Rate
                   ------------------------------------------
                   For the first $125 million          .3500%
                   For the next $125 million           .3375
                   For the next $250 million           .3250
                   For the next $500 million           .3125
                   For the next $1 billion             .3000
                   For the next $3 billion             .2750
                   For net assets over $5 billion      .2500
                   ------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

                                                     Complex-Level
            Complex-Level Assets/(1)/                     Fee Rate
            -------------------------------------------------------
            For the first $55 billion                        .2000%
            For the next $1 billion                          .1800
            For the next $1 billion                          .1600
            For the next $3 billion                          .1425
            For the next $3 billion                          .1325
            For the next $3 billion                          .1250
            For the next $5 billion                          .1200
            For the next $5 billion                          .1175
            For the next $15 billion                         .1150
            For Managed Assets over $91 billion/(2)/         .1400
            -------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


----
24

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                                  Management
                   Average Daily Net Assets         Fee Rate
                   ------------------------------------------
                   For the first $125 million          .5500%
                   For the next $125 million           .5375
                   For the next $250 million           .5250
                   For the next $500 million           .5125
                   For the next $1 billion             .5000
                   For the next $3 billion             .4750
                   For net assets over $5 billion      .4500
                   ------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            Massachusetts
                                              Massachusetts       Insured
       ------------------------------------------------------------------
       Sales charges collected (unaudited)          $82,480       $65,031
       Paid to authorized dealers (unaudited)        71,226        54,646
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          Commission advances (unaudited)       $24,212       $24,060
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2005, the Distributor retained such 12b-1 fees as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          12b-1 fees retained (unaudited)       $63,971       $68,781
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2005, as follows:

                                                     Massachusetts
                                       Massachusetts       Insured
             -----------------------------------------------------
             CDSC retained (unaudited)       $23,062       $15,301
             -----------------------------------------------------


----
25

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and NAM, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2005, to shareholders of record on March 9, 2005, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0325        $.0320
                  Class B                   .0265         .0255
                  Class C                   .0280         .0270
                  Class R                   .0340         .0335
                -----------------------------------------------


----
26

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations      Less Distributions
                          --------------------------- ----------------------                    -------


MASSACHUSETTS




                                           Net
                Beginning       Net  Realized/            Net                 Ending             Ending
                      Net   Invest- Unrealized        Invest-                    Net                Net
Year Ended          Asset      ment       Gain           ment  Capital         Asset     Total   Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)    (000)
--------------------------------------------------------------------------------------------------------
Class A (9/94)
  2005             $10.13      $.41      $(.04)  $.37   $(.41)     $-- $(.41) $10.09      3.75% $45,302
  2004               9.98       .42        .16    .58    (.43)      --  (.43)  10.13      5.95   28,720
  2003               9.75       .45        .24    .69    (.46)      --  (.46)   9.98      7.27   21,751
  2002               9.70       .48        .07    .55    (.50)      --  (.50)   9.75      5.86   19,878
  2001               9.26       .50        .44    .94    (.50)      --  (.50)   9.70     10.34   18,433
Class B (3/97)
  2005              10.15       .33       (.04)   .29    (.33)      --  (.33)  10.11      3.00    7,300
  2004              10.01       .35        .15    .50    (.36)      --  (.36)  10.15      5.07    7,976
  2003               9.77       .38        .25    .63    (.39)      --  (.39)  10.01      6.58    8,031
  2002               9.72       .41        .06    .47    (.42)      --  (.42)   9.77      4.96    6,588
  2001               9.28       .43        .44    .87    (.43)      --  (.43)   9.72      9.60    4,198
Class C (10/94)
  2005              10.06       .35       (.04)   .31    (.35)      --  (.35)  10.02      3.21   11,160
  2004               9.92       .37        .14    .51    (.37)      --  (.37)  10.06      5.31   11,025
  2003               9.69       .40        .24    .64    (.41)      --  (.41)   9.92      6.73    9,703
  2002               9.64       .43        .06    .49    (.44)      --  (.44)   9.69      5.20    6,614
  2001               9.20       .44        .45    .89    (.45)      --  (.45)   9.64      9.89    6,591
Class R (12/86)
  2005              10.11       .42       (.04)   .38    (.42)      --  (.42)  10.07      3.95   63,379
  2004               9.96       .44        .16    .60    (.45)      --  (.45)  10.11      6.16   65,483
  2003               9.73       .47        .24    .71    (.48)      --  (.48)   9.96      7.59   66,545
  2002               9.67       .50        .07    .57    (.51)      --  (.51)   9.73      5.96   69,034
  2001               9.24       .52        .43    .95    (.52)      --  (.52)   9.67     10.58   68,208
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS                       -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
  2005               .91%    4.06%      .91%    4.06%      .91%    4.06%        11%
  2004               .94     4.25       .94     4.25       .93     4.25         22
  2003               .95     4.62       .95     4.62       .94     4.63         14
  2002               .94     4.96       .94     4.96       .93     4.97         16
  2001               .99     5.23       .95     5.27       .94     5.29         13
Class B (3/97)
  2005              1.66     3.30      1.66     3.30      1.65     3.31         11
  2004              1.68     3.49      1.68     3.49      1.68     3.50         22
  2003              1.70     3.87      1.70     3.87      1.69     3.88         14
  2002              1.69     4.21      1.69     4.21      1.68     4.22         16
  2001              1.74     4.48      1.70     4.52      1.69     4.54         13
Class C (10/94)
  2005              1.46     3.50      1.46     3.50      1.45     3.51         11
  2004              1.48     3.69      1.48     3.69      1.48     3.70         22
  2003              1.50     4.07      1.50     4.07      1.49     4.08         14
  2002              1.49     4.42      1.49     4.42      1.48     4.42         16
  2001              1.54     4.67      1.50     4.71      1.49     4.73         13
Class R (12/86)
  2005               .71     4.25       .71     4.25       .70     4.26         11
  2004               .73     4.45       .73     4.45       .72     4.45         22
  2003               .75     4.83       .75     4.83       .74     4.84         14
  2002               .74     5.16       .74     5.16       .73     5.17         16
  2001               .79     5.43       .75     5.47       .74     5.48         13
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
27

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                     -------


MASSACHUSETTS INSURED




                                           Net
                Beginning       Net  Realized/            Net                   Ending             Ending
                      Net   Invest- Unrealized        Invest-                      Net                Net
Year Ended          Asset      ment       Gain           ment  Capital           Asset     Total   Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total   Value Return(b)    (000)
----------------------------------------------------------------------------------------------------------
Class A (9/94)
     2005          $10.72      $.41      $(.21) $ .20   $(.42)   $(.06) $(.48) $ 10.44      1.95% $21,233
     2004           10.54       .43        .19    .62    (.44)      --   (.44)   10.72      6.03   21,179
     2003           10.36       .45        .23    .68    (.47)    (.03)  (.50)   10.54      6.74   23,212
     2002           10.30       .50        .07    .57    (.49)    (.02)  (.51)   10.36      5.67   16,970
     2001            9.77       .49        .55   1.04    (.50)    (.01)  (.51)   10.30     10.93   14,669
Class B (3/97)
     2005           10.73       .33       (.21)   .12    (.34)    (.06)  (.40)   10.45      1.19    6,759
     2004           10.55       .35        .19    .54    (.36)      --   (.36)   10.73      5.24    7,183
     2003           10.37       .38        .23    .61    (.40)    (.03)  (.43)   10.55      5.94    6,361
     2002           10.31       .42        .07    .49    (.41)    (.02)  (.43)   10.37      4.87    3,574
     2001            9.78       .42        .55    .97    (.43)    (.01)  (.44)   10.31     10.06    2,308
Class C (9/94)
     2005           10.71       .35       (.20)   .15    (.36)    (.06)  (.42)   10.44      1.46   11,981
     2004           10.53       .37        .19    .56    (.38)      --   (.38)   10.71      5.43   12,879
     2003           10.35       .40        .22    .62    (.41)    (.03)  (.44)   10.53      6.14   12,935
     2002           10.28       .44        .08    .52    (.43)    (.02)  (.45)   10.35      5.17    5,940
     2001            9.75       .44        .54    .98    (.44)    (.01)  (.45)   10.28     10.29    1,667
Class R (12/86)
     2005           10.75       .43       (.21)   .22    (.44)    (.06)  (.50)   10.47      2.12   50,432
     2004           10.56       .45        .20    .65    (.46)      --   (.46)   10.75      6.30   54,344
     2003           10.38       .48        .22    .70    (.49)    (.03)  (.52)   10.56      6.91   56,496
     2002           10.31       .52        .08    .60    (.51)    (.02)  (.53)   10.38      5.95   54,719
     2001            9.78       .51        .55   1.06    (.52)    (.01)  (.53)  10. 31     11.11   53,878
----------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                                      Before Credit/         After          After Credit/
                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS INSURED               -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
     2005            .91%    3.95%      .91%    3.95%      .90%    3.95%        26%
     2004            .93     4.11       .93     4.11       .92     4.12         36
     2003            .93     4.36       .93     4.36       .92     4.38         18
     2002            .95     4.78       .95     4.78       .92     4.81         23
     2001           1.05     4.92      1.05     4.92      1.04     4.93          8
Class B (3/97)
     2005           1.66     3.20      1.66     3.20      1.65     3.20         26
     2004           1.68     3.37      1.68     3.37      1.67     3.37         36
     2003           1.68     3.59      1.68     3.59      1.67     3.61         18
     2002           1.69     4.03      1.69     4.03      1.67     4.06         23
     2001           1.80     4.17      1.80     4.17      1.79     4.18          8
Class C (9/94)
     2005           1.46     3.40      1.46     3.40      1.45     3.40         26
     2004           1.48     3.56      1.48     3.56      1.47     3.57         36
     2003           1.48     3.79      1.48     3.79      1.47     3.81         18
     2002           1.49     4.25      1.49     4.25      1.46     4.27         23
     2001           1.60     4.37      1.60     4.37      1.59     4.38          8
Class R (12/86)
     2005            .71     4.15       .71     4.15       .70     4.15         26
     2004            .73     4.31       .73     4.31       .72     4.32         36
     2003            .73     4.58       .73     4.58       .72     4.59         18
     2002            .75     4.98       .75     4.98       .73     5.00         23
     2001            .85     5.12       .85     5.12       .84     5.13          8
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended February 28, 2002 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 19, 2005


----
29

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       154
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp./4/;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management; Director (since 1996) of
                                                          Institutional Capital Corporation; Chairman
                                                          and Director (since 1999) of Rittenhouse
                                                          Asset Management, Inc.; Chairman of Nuveen
                                                          Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        154
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         154
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          154
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire & Casualty Company; formerly Director,
                                                          Federal Reserve Bank of Chicago; formerly,
                                                          President and Chief Operating Officer, SCI
                                                          Financial Group, Inc., a regional financial
                                                          services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       154
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (2004) as Chairman, JPMorgan Fleming       152
10/28/42                                                  Asset Management, President and CEO, Banc
333 W. Wacker Drive                                       One Investment Advisors Corporation, and
Chicago, IL 60606                                         President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; currently a member
                                                          of the American and Wisconsin Bar
                                                          Associations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Chairman, formerly, Senior Partner and Chief       154
9/24/44                                                   Operating Officer, Miller-Valentine Partners
333 W. Wacker Drive                                       Ltd., a real estate investment company;
Chicago, IL 60606                                         formerly, Vice President, Miller-Valentine
                                                          Realty, a construction company; Chair,
                                                          Premier Health Partners, the not-for-profit
                                                          company of Miami Valley Hospital; Board
                                                          Member, formerly Chair, Dayton Development
                                                          Coalition; President, Dayton Philharmonic
                                                          Orchestra; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton,
                                                          Ohio and Business Advisory Council,
                                                          Cleveland Federal Reserve Bank.

----
30

                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate              Held with       Elected or   Including other Directorships                  Overseen by
and Address            the Funds      Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Trustee            1997      Executive Director, Gaylord and Dorothy            154
12/29/47                                            Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                 thereto, Executive Director, Great Lakes
Chicago, IL 60606                                   Protection Fund (from 1990 to 1994).


---------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Trustee            2005      Senior Vice President for Business and             154
1/22/50                                             Finance (since 1997), Northwestern
333 W. Wacker Drive                                 University; Director (since 2003), Chicago
Chicago, IL 60606                                   Board of Options Exchange; Director (since
                                                    2003), National Mentor Holdings, a
                                                    privately-held, national provider of home
                                                    and community-based services; Chairman
                                                    (since 1997), Board of Directors, Rubicon,
                                                    an insurance company owned by Northwestern
                                                    University; Director (since 1997), Evanston
                                                    Chamber of Commerce and Evanston Inventure,
                                                    a business development organization.
                                                                                                    Number of
                                                                                                  Portfolios in
Name,                  Position(s)     Year First                                                 Fund Complex
Birthdate              Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed (3) During Past 5 Years                              Officer
---------------------------------------------------------------------------------------------------------------

Officers of the Funds:

---------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988      Managing Director (since 2002), Assistant          154
9/9/56                 Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                   General Counsel of Nuveen Investments, LLC;
                                                    Managing Director (since 2002), General
                                                    Counsel and Assistant Secretary, formerly,
                                                    Vice President of Nuveen Advisory Corp. and
                                                    Nuveen Institutional Advisory Corp./4/;
                                                    Managing Director (since 2002), Assistant
                                                    Secretary and Associate General Counsel,
                                                    formerly, Vice President (since 2000), of
                                                    Nuveen Asset Management, Managing Director
                                                    (since 2004) and Assistant Secretary (since
                                                    1994) of Nuveen Investments, Inc.; Assistant
                                                    Secretary of NWQ Investment Management
                                                    Company, LLC (since 2002); Vice President
                                                    and Assistant Secretary of Nuveen
                                                    Investments Advisers Inc. (since 2002);
                                                    Managing Director, Associate General Counsel
                                                    and Assistant Secretary of Rittenhouse Asset
                                                    Management, Inc. (since 2003); Chartered
                                                    Financial Analyst.


---------------------------------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President     2004      Managing Director (since 2005), previously,        154
9/22/63                                             Vice President (since 2002), formerly,
333 W. Wacker Drive                                 Assistant Vice President (since 1999) of
Chicago, IL 60606                                   Nuveen Investments, LLC; Chartered Financial
                                                    Analyst.


---------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000      Vice President (since 2002), formerly,             154
2/3/66                 and Assistant                Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                    previously, Associate of Nuveen Investments,
Chicago, IL 60606                                   LLC.


---------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999      Vice President of Nuveen Investments, LLC          154
11/28/67               and Treasurer                (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                 President (since 1997); Vice President and
Chicago, IL 60606                                   Treasurer of Nuveen Investments, Inc. (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Advisory Corp. and Nuveen
                                                    Institutional Advisory Corp./4/ (since
                                                    1999); Vice President and Treasurer of
                                                    Nuveen Asset Management (since 2002) and of
                                                    Nuveen Investments Advisers Inc. (since
                                                    2002); Assistant Treasurer of NWQ Investment
                                                    Management Company, LLC (since 2002); Vice
                                                    President and Treasurer of Nuveen
                                                    Rittenhouse Asset Management, Inc. (since
                                                    2003); Chartered Financial Analyst.

----
31

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First                                                 Fund Complex
Birthdate             Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000      Vice President (since 2002) and Assistant          154
9/24/64               and Secretary                General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp./4/ and Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004) formerly,           154
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/; Managing Director of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002) of Nuveen           154
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/ (since 1995); Managing
                                                   Director of Nuveen Asset Management (since
                                                   2001); Vice President of Nuveen Investment
                                                   Advisers Inc. (since 2002); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              154
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              154
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.;/4/ formerly, Senior Attorney
                                                   (1994 to 2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              154
3/22/63                                            Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                President (since 1999); prior thereto,
Chicago, IL 60606                                  Associate of Nuveen Investments, LLC;
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President (since 1999), previously,           154
8/27/61                                            Assistant Vice President (since 1993) of
333 W. Wacker Drive                                Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988      Vice President, Assistant Secretary and            154
7/27/51               and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                  Assistant Secretary of Nuveen Advisory Corp.
                                                   and Nuveen Institutional Advisory Corp./4/;
                                                   Assistant Secretary of Nuveen Investments,
                                                   Inc. and (since 1997) Nuveen Asset
                                                   Management; Vice President (since 2000),
                                                   Assistant Secretary and Assistant General
                                                   Counsel (since 1998) of Rittenhouse Asset
                                                   Management; Vice President and Assistant
                                                   Secretary of Nuveen Investments Advisers
                                                   Inc. (since 2002); Assistant Secretary of
                                                   NWQ Investment Management Company, LLC
                                                   (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
32

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
33

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $115 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MA-0205D

                           PART C--OTHER INFORMATION

Item 23: Exhibits.


a.1 Declaration of Trust of Registrant. Filed as Exhibit 1(a) to Registrant's Registration Statement on Form
    N-1A (File No. 333-14729) and incorporated herein by reference thereto.
a.2 Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated
    October 11, 1996. Filed as Exhibit 1(b) to Registrant's Registration Statement on Form N-1A (File No.
    333-14729) and incorporated herein by reference thereto.
a.3 Certificate for the Establishment and Designation of Classes dated July 10, 1996. Filed as Exhibit 1(c) to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
a.4 Incumbency Certificate. Filed as Exhibit a.4 to Registrant's Registration Statement on Form N-1A (File
    No. 333-14729) and incorporated herein by reference thereto.
a.5 Certificate of Amendment to Declaration of Trust dated June 28, 2000. Filed as Exhibit a.5 to Post-
    Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 333-14729)
    and incorporated herein by reference thereto.
a.6 Amended Establishment and Designation of Series of Shares of Beneficial Interest dated June 28, 2000.
    Filed as Exhibit a.6 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form
    N-1A (File No. 333-14729) and incorporated herein by reference thereto.
b.  By-Laws of Registrant. Filed as Exhibit b to Post-Effective Amendment No. 9 to Registrant's Registration
    Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
c.  Specimen certificates of Shares of each Fund. Filed as Exhibit 4 to Registrant's Registration Statement on
    Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
d.1 Investment Management Agreement between Registrant and Nuveen Advisory Corp. Filed as Exhibit 5 to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
d.2 Renewal of Investment Management Agreement dated May 18, 2004. Filed herewith.
d.3 Amendment and Renewal of Investment Management Agreement dated July 31, 2004. Filed herewith.
e.1 Distribution Agreement between Registrant and John Nuveen & Co. Incorporated. Filed as Exhibit 6 to
    Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
e.2 Renewal of Distribution Agreement dated August 3, 2004. Filed herewith.
e.3 Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement. Filed herewith.
f.  Not applicable.
g.1 Custodian Agreement between Registrant and State Street Bank and Trust Company. Filed as Exhibit g to
    Post-Effective Amendment No. 10 to Nuveen Municipal Trust's Registration Statement on Form N-1A
    (file No. 333-14725) and incorporated herein by reference thereto.
g.2 Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust
    Company dated February 25, 2005. Filed herewith.
h.  Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.
    Filed as Exhibit h to Post-Effective Amendment No. 10 to Nuveen Municipal Trust's Registration
    Statement on Form N-1A (File No. 333-14725) and incorporated herein by reference thereto.
i.  Opinion of Morgan, Lewis & Bockius LLP. Filed herewith.

j.  Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. Filed
    herewith.
k.  Not applicable.
l.  Not applicable.
m.  Amended Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares
    and Class C Shares of each Fund. Filed as Exhibit m to Post-Effective Amendment No. 5 to Registrant's
    Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
n.  Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Exhibit 18 to Registrant's Registration
    Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
o.  Not applicable.
p.  Code of Ethics and Reporting Requirements. Filed herewith.
q.1 Original Powers of Attorney for all of Registrant's Trustees authorizing, among others, Gifford R.
    Zimmerman and Alan G. Berkshire to execute the Registration Statement on his or her behalf. Filed as
    Exhibit 99(a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A
    (File No. 333-14729) and incorporated by reference thereto.
q.2 Original Powers of Attorney for certain of Registrant's Trustees authorizing, among others, Gifford R.
    Zimmerman and Jessica R. Droeger to execute the Registration Statement on his or her behalf. Filed as
    Exhibit q to Post-Effective Amendment No. 10 to Nuveen Municipal Trust's Registration Statement on
    Form N-1A (File No. 333-14725) and incorporated herein by reference thereto.
q.3 Original Power of Attorney for William C. Hunter. Filed as Exhibit q.3 to Post-Effective Amendment
    No. 10 to Registrant's Registration Statement on Form N-1A (File No. 333-14729) and incorporated herein by reference thereto.
q.4 Original Power of Attorney for David J. Kundert and Eugene S. Sunshine. Filed as Exhibit q.4 to Post-
    Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 333-14729)
    and incorporated herein by reference thereto.
r.  Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of attorney. Filed herewith.


Item 24: Persons Controlled by or Under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

   (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

   (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

   (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

       (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

       (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

   (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

   (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

The Trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $50,000,000 (with a maximum deductible of $1,000,000, which does not apply to individual Trustees or officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to the officers, Trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or Trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, Trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
Nuveen Asset Management serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas

Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Municipal High Income Opportunity Fund. Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income Portfolio, Nuveen New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Diversified Dividend and Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Tax-Advantaged Total Return Strategy Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate

Income Opportunity Fund, Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Tax-Advantaged Floating Rate Fund and Nuveen Equity Premium Advantage Fund. Nuveen Asset Management has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management "NAM" appears below:


                                                     Other Business Profession, Vocation or
Name and Position with NAM                           Employment During Past Two Years
--------------------------                           --------------------------------------
John P. Amboian, President and Director.............  President and Director of Nuveen
                                                      Investments, Inc., Nuveen
                                                      Investments, LLC, Rittenhouse
                                                      Asset Management, Inc.; formerly,
                                                      President and Director of Nuveen
                                                      Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.

Alan G. Berkshire, Senior Vice President, Secretary   Senior Vice President, General
  and General Counsel...............................  Counsel and Secretary of Nuveen
                                                      Investments, Inc., Nuveen
                                                      Investments, LLC, Rittenhouse
                                                      Asset Management, Inc. and
                                                      Nuveen Investments Holdings,
                                                      Inc.; Senior Vice President and
                                                      Secretary of Nuveen Investments
                                                      Advisers Inc.; Assistant Secretary
                                                      of NWQ Investment Management
                                                      Company, LLC and Secretary of
                                                      Symphony Asset Management,
                                                      LLC; formerly, Vice President and
                                                      Secretary of Nuveen Institutional
                                                      Advisory Corp. and Nuveen
                                                      Advisory Corp. (1997-2004).

Stuart J. Cohen, Vice President, Assistant Secretary  Vice President, Assistant Secretary
  and Assistant General Counsel.....................  and Assistant General Counsel of
                                                      Nuveen Investments, LLC, Nuveen
                                                      Investments Holdings, Inc. and
                                                      Rittenhouse Asset Management,
                                                      Inc.; Vice President of Nuveen
                                                      Investments Advisers Inc.

                                                            Other Business Profession, Vocation or
Name and Position with NAM                                  Employment During Past Two Years
--------------------------                                  --------------------------------------
Sherri A. Hlavacek, Vice President and Corporate Controller  Vice President and Corporate
                                                             Controller of Nuveen Investments,
                                                             LLC, Nuveen Investments
                                                             Holdings, Inc., Nuveen
                                                             Investments Advisers Inc. and
                                                             Rittenhouse Asset Management,
                                                             Inc.; Vice President and Controller
                                                             of Nuveen Investments, Inc.;
                                                             Certified Public Accountant.

Mary E. Keefe, Managing Director and Chief Compliance        Managing Director (since June
  Officer..................................................  2004) of Nuveen Investments,
                                                             Inc.; Managing Director and Chief
                                                             Compliance Officer of Nuveen
                                                             Investments, LLC, Nuveen
                                                             Investments Advisers Inc. and
                                                             Rittenhouse Asset Management,
                                                             Inc.; Chief Compliance Officer of
                                                             Symphony Asset Management,
                                                             LLC; Head of Global Compliance
                                                             (January 2004 - May 2004) Citadel
                                                             Investment Group; Director,
                                                             Midwest Regional Office (1994-
                                                             2003) United States Securities and
                                                             Exchange Commission.

Margaret E. Wilson, Senior Vice President, Finance.........  Senior Vice President, Finance, of
                                                             Nuveen Investments, Inc., Nuveen
                                                             Investments, LLC, Rittenhouse
                                                             Asset Management, Inc., Nuveen
                                                             Investments Advisers Inc. and
                                                             Nuveen Investments Holdings,
                                                             Inc.; formerly, Senior Vice
                                                             President, Finance of Nuveen
                                                             Advisory Corp. and Nuveen
                                                             Institutional Advisory Corp. (1998-
                                                             2004).


Item 27: Principal Underwriters

(a) Nuveen Investments, LLC ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen

California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen California Select Tax-Free Income Portfolio, Nuveen New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen Virginia Dividend Advantage Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend

Advantage Municipal Fund 3, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Senior Income Fund, Nuveen Real Estate Income Fund, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Diversified Dividend and Income Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Tax-Advantaged Total Return Strategy Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Tax-Advantaged Floating Rate Fund and Nuveen Equity Premium Advantage Fund.


(b)

Name and Principal      Positions and Offices         Positions and Offices
Business Address        with Underwriter              with Registrant
----------------------------------------------------------------------------------
Timothy R. Schwertfeger Chairman of the Board,        Chairman of the Board
333 West Wacker Drive   Chief Executive Officer       and Trustee
Chicago, Illinois 60606 and Director

John P. Amboian         President                     None
333 West Wacker Drive
Chicago, IL 60606

William Adams IV        Executive Vice President      None
333 West Wacker Drive
Chicago, Illinois 60606

Alan G. Berkshire       Senior Vice President,        None
333 West Wacker Drive   Secretary and General Counsel
Chicago, IL 60606

Robert K. Burke         Vice President                None
333 West Wacker Drive
Chicago, IL 60606

Peter H. D'Arrigo       Vice President and Treasurer  Vice President and Treasurer
333 West Wacker Drive
Chicago, IL 60606

Jessica R. Droeger      Vice President, Assistant     Vice President and Secretary
333 West Wacker Drive   General Counsel and
Chicago, IL 60606       Assistant Secretary

Stephen D. Foy          Vice President                Vice President and
333 West Wacker Drive                                 Controller
Chicago, Illinois 60606

Name and Principal      Positions and Offices          Positions and Offices
Business Address        with Underwriter               with Registrant
-----------------------------------------------------------------------------------

Robert B. Kuppenheimer  Vice President                 None
333 West Wacker Drive
Chicago, Illinois 60606

Larry W. Martin         Vice President, Assistant      Vice President and
333 West Wacker Drive   General Counsel and Assistant  Assistant Secretary
Chicago, Illinois 60606 Secretary

Paul C. Williams        Vice President                 None
333 West Wacker Drive
Chicago, Illinois 60606

Margaret E. Wilson      Senior Vice President, Finance None
333 West Wacker Drive
Chicago, Illinois 60606

Gifford R. Zimmerman    Managing Director and          Chief Administrative Officer
333 West Wacker Drive   Assistant Secretary
Chicago, Illinois 60606


(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Asset Management, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of Trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, will maintain all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management or State Street Bank and Trust Company.

Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in their capacity as transfer, dividend paying, and shareholder service agents for the Funds.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 13 to Registration Statement No. 333-14729 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 28th day of June, 2005.


                                          NUVEEN MULTISTATE TRUST II

                                                /S/  JESSICA R. DROEGER
                                          ______________________________________
                                             Jessica R. Droeger, Vice President
                                                       and Secretary


Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



          Signature                        Title                                Date
          ---------                        -----                                ----
     /S/  STEPHEN D. FOY       Vice President and Controller               June 28, 2005
--------------------------       (principal financial and
       Stephen D. Foy            accounting officer)
  /S/  GIFFORD R. ZIMMERMAN    Chief Administrative Officer   )
--------------------------       (principal executive         )
    Gifford R. Zimmerman         officer)                     )
   Timothy R. Schwertfeger     Chairman of the Board and      )
                                 Trustee                      )
      Robert P. Bremner        Trustee                        )
      Lawrence H. Brown        Trustee                        )
        Jack B. Evans          Trustee                        )
      William C. Hunter        Trustee                        )   By   /s/  JESSICA R. DROEGER
                                                              )       ----------------------
      David J. Kundert         Trustee                        )          Jessica R. Droeger
    William J. Schneider       Trustee                        )           Attorney-in-Fact
     Judith M. Stockdale       Trustee                        )            June 28, 2005
     Eugene S. Sunshine        Trustee                        )



An original power of attorney authorizing, among others, Gifford R. Zimmerman and Jessica R. Droeger to execute this Registration Statement, and Amendments thereto, for each of the Trustees of the Registrant has been executed and filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX


Name                                                                                                   Exhibit
----                                                                                                   -------

Renewal of Investment Management Agreement dated May 18, 2004.                                           d.2

Amendment and Renewal of Investment Management Agreement dated July 31, 2004.                            d.3

Renewal of Distribution Agreement dated August 3, 2004.                                                  e.2

Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement.                      e.3

Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and             g.2
Trust Company dated February 25, 2005.

Opinion of Morgan, Lewis & Bockius LLP.                                                                  i.

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.                    j.

Code of Ethics and Reporting Requirements.                                                               p.

Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and   r.
officers on the Registrant's Registration Statement pursuant to power of attorney.